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                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                               (AMENDMENT NO. 2)

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                VERITAS DGC INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
     [ ]  No fee required
     [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
        Common Shares of Enertec Resource Services Inc.

     (2)  Aggregate number of securities to which transaction applies:
        6,931,666

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            6,931,666     --   No. of Enertec Common Shares
           multiplied
                by,
              US$4.03     --   Average of the high and low prices reported on The Toronto
          US$27,938,987        Stock Exchange for Enertec Common Shares (C$6.05) on April
                               9, 1999, adjusted to a U.S. dollar equivalent (exchange rate
                               0.6662)

     (4)  Proposed maximum aggregate value of transaction:
        $27,938,987

     (5)  Total fee paid:
        $5,588

     [X]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount Previously Paid:

        (2)  Form, Schedule or Registration Statement No.:

        (3)  Filing Party:

        (4)  Date Filed:
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

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                               VERITAS DGC INC.,
                          VERITAS ENERGY SERVICES INC.
                                     -AND-

                         ENERTEC RESOURCE SERVICES INC.
                          NOTICE OF SPECIAL MEETING OF
                       STOCKHOLDERS OF VERITAS DGC INC.,
                     INCLUDING EXCHANGEABLE SHAREHOLDERS OF
                         VERITAS ENERGY SERVICES INC.,
                           NOTICE OF SPECIAL MEETING
                          OF EXCHANGEABLE SHAREHOLDERS
                        OF VERITAS ENERGY SERVICES INC.

                                     -AND-

                          NOTICE OF SPECIAL MEETING OF
                         SHAREHOLDERS AND OPTIONHOLDERS
                       OF ENERTEC RESOURCE SERVICES INC.
                                     -AND-
                               NOTICE OF PETITION
                                     -AND-

                     JOINT MANAGEMENT INFORMATION CIRCULAR
                              AND PROXY STATEMENT
                    WITH RESPECT TO AN ARRANGEMENT INVOLVING

                               VERITAS DGC INC.,

                          VERITAS ENERGY SERVICES INC.
                                     -AND-

                         ENERTEC RESOURCE SERVICES INC.

                                 August  , 1999


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

                                VERITAS DGC INC.

                                3701 Kirby Drive
                              Houston, Texas 77098

     Dear Veritas DGC Inc. Stockholder and Veritas Energy Services Inc. Exchangeable Shareholder:


     You are cordially invited to attend a special meeting of the stockholders of Veritas DGC Inc. ("Veritas DGC"), including the holders of exchangeable shares of Veritas Energy Services Inc. ("VESI"), a wholly-owned subsidiary of Veritas DGC, to be held on Tuesday, September 21, 1999 at 10:00 a.m. (local time), at Veritas DGC's offices located at 3701 Kirby Drive, Houston, Texas 77098.


     The special meeting is important because we are asking you to approve a proposal to amend our Restated Certificate of Incorporation (the "Charter Amendment") to authorize a new series of special voting stock and to eliminate provisions that restrict the issuance of certain securities. Upon approval of these changes, we plan to acquire Enertec Resource Services Inc. ("Enertec"), a company based in Alberta, Canada, pursuant to a Combination Agreement between Veritas DGC, VESI and Enertec dated March 30, 1999. Following the transaction, Enertec will be wholly-owned by VESI, and all of the former holders of Enertec common shares will hold Series 1 Exchangeable Shares issued by VESI. The details of the proposed transaction are included in the Joint Proxy Statement. Also included is a form of proxy. Please review the Joint Proxy Statement carefully as it has been prepared to help you make an informed decision.

     Your board of directors has unanimously approved the Charter Amendment. The board recommends that you vote FOR the Amendment. If the Charter Amendment is not approved, the acquisition of Enertec cannot be closed. YOUR VOTE IS IMPORTANT.

     Even if you do not attend the special meeting, it is important that your shares be voted. Please vote by promptly completing and mailing the enclosed proxy card so that your shares will be represented at the special meeting and voted as you wish.

                                          Sincerely,

                                          David B. Robson,
                                          Chairman and Chief Executive Officer

August   , 1999

                                VERITAS DGC INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


     Notice is given that a special meeting of the stockholders of Veritas DGC Inc. ("Veritas DGC"), including the holders of exchangeable shares of Veritas Energy Services Inc. ("VESI"), a wholly-owned subsidiary of Veritas DGC, will be held at the offices of Veritas DGC, 3701 Kirby Drive, Houston, Texas 77098, on Tuesday, September 21, 1999 at 10:00 a.m. (local time), for the following purposes:


        1. To consider and vote upon amendments to Veritas DGC's Restated Certificate of Incorporation to, among other things, designate a new series of special voting stock consisting of one share and eliminate certain restrictive provisions regarding the issuance of additional series of ordinary shares; and

        2. To transact such other business as may properly be presented to the special meeting.

     Veritas DGC, VESI and Enertec Resource Services Inc. will not be able to close the Combination Agreement described in the Joint Proxy Statement if the Veritas DGC stockholders and the VESI exchangeable stockholders do not approve the proposal to amend the Restated Certificate of Incorporation.


     Stockholders of record as of the close of business on August 6, 1999, will be entitled to notice of and to vote at the special meeting. A stockholders' list will be available on September 7, 1999, and may be inspected during normal business hours prior to the special meeting at the offices of Veritas DGC, 3701 Kirby Drive, Houston, Texas 77098.


     If you do not expect to be present at the special meeting, please sign and date the enclosed proxy and return it promptly in the enclosed stamped envelope. The prompt return of proxies will ensure a quorum and save the company the expense of further solicitation.

                                          By Order of the Board of Directors,

                                          Larry L. Worden
                                          Secretary

August   , 1999

                          VERITAS ENERGY SERVICES INC.

                             715 Fifth Avenue, S.W.
                        Calgary, Alberta, Canada T2P 5A2


                                August   , 1999


Dear Exchangeable Shareholder:


     You are cordially invited to attend a special meeting of the exchangeable shareholders of Veritas Energy Services Inc. ("VESI") to be held on Wednesday, September 22, 1999 at 10:00 a.m. (Calgary time) at Veritas DGC's offices located at 715 - 5th Avenue S.W., Suite 2200, Calgary, Alberta, Canada.


     The special meeting is important because we are asking you to approve an arrangement which will lead to a combination of Enertec Resource Services Inc. ("Enertec"), VESI and your parent company, Veritas DGC Inc. ("Veritas DGC"). The arrangement also includes amendments to certain terms of the VESI Exchangeable Shares which are necessary for completion of the combination and would allow Veritas DGC and VESI to complete transactions of a similar type in the future without the approval of the holders of VESI Exchangeable Shares.

     The details of the proposed transaction are included in the Joint Proxy Statement. Also included is a form of proxy. Please review the Joint Proxy Statement carefully as it has been prepared to help you make an informed decision.

     If the proposed transaction is completed, Enertec shareholders will transfer each of their Enertec common shares to VESI and the sole consideration received therefor will be 0.345 of a Series 1 Exchangeable Share (a newly-created class of shares) of VESI. Each Series 1 Exchangeable Share is exchangeable for one share of Veritas DGC common stock.

     Following the transaction, Enertec will be wholly-owned by VESI, and all of the former holders of Enertec common shares will hold Series 1 Exchangeable Shares issued by VESI.

     David B. Robson, president of VESI and chairman and chief executive officer of Veritas DGC, and the holder of approximately 86% of the outstanding VESI Exchangeable Shares entitled to vote, has agreed to vote in favor of the arrangement with Enertec. As such, approval of the VESI proposal is effectively assured.

     Your board of directors has unanimously recommended that you vote in favor of the special resolution concerning the arrangement and the combination of Veritas DGC, VESI and Enertec.

     We hope that you will be able to attend the special meeting. However, if you are unable to attend the special meeting in person, we urge you to complete the enclosed form of proxy and return it, not later than the time specified in the Notice of Special Meeting of Exchangeable Shareholders, in the postage-paid envelope provided.

                                          Yours very truly,

                                          David B. Robson
                                          President

                          VERITAS ENERGY SERVICES INC.

             NOTICE OF SPECIAL MEETING OF EXCHANGEABLE SHAREHOLDERS


     Notice is hereby given that a special meeting of the holders of exchangeable shares of Veritas Energy Services Inc. ("VESI") will be held at 10:00 a.m. (Calgary time) on Wednesday, September 22, 1999 at Veritas DGC's offices located at 715 - 5(th) Avenue S.W., Suite 2200, Calgary, Alberta, Canada for the following purposes:


        1. To consider, pursuant to an order (the "Interim Order") of the Court
           of Queen's Bench of Alberta dated           , 1999 and, if deemed
           advisable, to pass, with or without variation, a special resolution (the "Arrangement Resolution") to approve an arrangement (the "Arrangement") under section 186 of the Business Corporations Act (Alberta) (the "ABCA"), all as more particularly described in the accompanying Joint Management Information Circular and Proxy Statement (the "Joint Proxy Statement"); and

        2. To transact such further or other business as may properly come before the special meeting or any adjournment or adjournments thereof.

     Specific details of the matters to be put before the special meeting are set out in the Joint Proxy Statement, which forms part of this notice. The full text of the Arrangement Resolution is attached as Annex A to the Joint Proxy Statement.

     Pursuant to the Interim Order, a copy of which is attached as Annex C to the Joint Proxy Statement, holders of VESI Exchangeable Shares have been granted the right to dissent in respect of the Arrangement. If the Arrangement becomes effective, a dissenting shareholder will be entitled to be paid the fair value of the VESI Exchangeable Shares held by such holder if the secretary of VESI or the chairman of the special meeting shall have received from such dissenting holder at or before the special meeting a written objection to the Arrangement Resolution and the dissenting holder shall have otherwise complied with the provisions of section 184 of the ABCA. The dissent right is described in the accompanying Joint Proxy Statement and the full text of section 184 of the ABCA is attached as Annex I to the Joint Proxy Statement. ONLY REGISTERED SHAREHOLDERS MAY DISSENT. FAILURE TO STRICTLY COMPLY WITH THE REQUIREMENTS SET OUT IN SECTION 184 OF THE ABCA MAY RESULT IN THE LOSS OF ANY RIGHT TO DISSENT.

     David B. Robson, president of VESI and chairman and chief executive officer of Veritas DGC Inc. and the holder of approximately 86% of the outstanding VESI Exchangeable Shares entitled to vote, has agreed with Enertec Resource Services Inc. to vote his VESI Exchangeable Shares in favor of the Arrangement Resolution. As a result, approval of the Arrangement Resolution by the holders of VESI Exchangeable Shares is effectively assured.


     Each person who is a holder of record of VESI Exchangeable Shares at the close of business on August 6, 1999, is entitled to notice of, and to attend and vote at, the special meeting and any adjournment or postponement thereof, provided that to the extent a person has transferred any VESI Exchangeable Shares after the record date and the transferee of such shares establishes that such transferee owns such shares and demands not later than ten days before the special meeting to be included in the list of holders eligible to vote at the special meeting, such transferee will be entitled to vote such shares at the special meeting. Veritas DGC Inc. may not vote the VESI Exchangeable Shares it holds at the special meeting. However, the VESI Exchangeable Shares held by Veritas DGC Inc. will be included in determining if a quorum is present at the special meeting.



     DATED at Calgary, Alberta, August   , 1999.


                                          By Order of the Board of Directors,

                                          Lori Woynarski
                                          Secretary


     HOLDERS OF VESI EXCHANGEABLE SHARES ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. TO BE EFFECTIVE, PROXIES MUST BE RECEIVED BY CIBC MELLON TRUST COMPANY NOT LATER THAN NOON (CALGARY TIME) SEPTEMBER 21, 1999, OR, IF THE SPECIAL MEETING IS ADJOURNED, NOT LATER THAN 24 HOURS (EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) BEFORE THE TIME OF THE SPECIAL MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                         ENERTEC RESOURCE SERVICES INC.

                          800, 615 Macleod Trail S.E.
                        Calgary, Alberta, Canada T2P 4T8


                                August   , 1999


Dear Enertec Shareholder and Enertec Optionholder:


     You are cordially invited to attend a special meeting of shareholders and optionholders of Enertec Resource Services Inc. ("Enertec"), to be held on
Wednesday, September 22, 1999 at 10:00 a.m. (Calgary time) at           ,
Calgary, Alberta, Canada.


     The special meeting is important because we are asking you to approve an arrangement which will lead to a combination of Enertec, Veritas Energy Services Inc. ("VESI") and Veritas DGC Inc. ("Veritas DGC").

     The details of the proposed transaction are included in the Joint Proxy Statement. Also included is a form of proxy and a form of letter of transmittal for Enertec shareholders to enable you to receive Series 1 Exchangeable Shares of VESI. Please review the Joint Proxy Statement carefully as it has been prepared to help you make an informed decision.

     If the proposed transaction is completed, Enertec shareholders will transfer each of their Enertec common shares to VESI and the sole consideration received therefor will be 0.345 (the "Exchange Ratio") of a Series 1 Exchangeable Share of VESI, an Alberta corporation and a subsidiary of Veritas DGC. Each Series 1 Exchangeable Share is exchangeable for one share of Veritas DGC common stock. Each Series 1 Exchangeable Share will also entitle its holder to receive dividends equivalent to any dividends paid on Veritas DGC common stock and will carry the right to vote at meetings of the stockholders of Veritas DGC. Holding Series 1 Exchangeable Shares rather than Veritas DGC common stock may appeal to Enertec shareholders resident in Canada for certain Canadian tax reasons, which are summarized in the Joint Proxy Statement.

     Following the transaction, Enertec will be wholly-owned by VESI, and all of the former holders of Enertec common shares will hold Series 1 Exchangeable Shares issued by VESI.

     If the proposed transaction is completed, each Enertec option will be exchanged for an option to purchase a number of whole shares of Veritas DGC common stock equal to the number of Enertec common shares subject to the Enertec option multiplied by the Exchange Ratio, rounded down to the nearest whole number of shares, at an exercise price per share of Veritas DGC common stock equal to the exercise price per share of such Enertec option divided by the Exchange Ratio, adjusted into a U.S. dollar equivalent at the time of closing. The exercise price will be decreased by the amount attributable to any rounding down of shares.

     After considering many different factors which are reviewed in detail in the Joint Proxy Statement, including, among other things, the opinion of CIBC Wood Gundy Securities Inc., an investment banking firm engaged by Enertec, that the consideration to be received by the Enertec shareholders in the transaction is fair from a financial point of view, your board of directors has unanimously recommended that you vote in favor of the special resolution concerning the arrangement and the combination of Veritas DGC, VESI and Enertec.

     We hope that you will be able to attend the special meeting. However, if you are unable to attend the special meeting in person, we urge you to complete the enclosed form of proxy and return it, not later than the time specified in the Notice of Special Meeting of Shareholders and Optionholders, in the postage-paid envelope provided.

                                          Yours very truly,

                                          Murray A. Olson
                                          President and Chief Executive Officer

                         ENERTEC RESOURCE SERVICES INC.

          NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND OPTIONHOLDERS


     Notice is hereby given that a special meeting of the shareholders and optionholders of Enertec Resource Services Inc. ("Enertec") will be held at
10:00 a.m. (Calgary time) on Wednesday, September 22, 1999 at           ,
Calgary, Alberta, Canada for the following purposes:


        1. To consider, pursuant to an order (the "Interim Order") of the Court
           of Queen's Bench of Alberta dated           , 1999 and, if deemed
           advisable, to pass, with or without variation, a special resolution (the "Arrangement Resolution") to approve an arrangement (the "Arrangement") under section 186 of the Business Corporations Act (Alberta) (the "ABCA"), all as more particularly described in the accompanying Joint Management Information Circular and Proxy Statement (the "Joint Proxy Statement"); and

        2. To transact such further or other business as may properly come before the special meeting or any adjournment or adjournments thereof.

     Specific details of the matters to be put before the special meeting are set out in the Joint Proxy Statement, which forms part of this notice. The full text of the Arrangement Resolution is attached as Annex A to the Joint Proxy Statement.

     Pursuant to the Interim Order, a copy of which is attached as Annex C to the Joint Proxy Statement, holders of Enertec common shares and Enertec options have been granted the right to dissent in respect of the Arrangement. If the Arrangement becomes effective, a dissenting shareholder or optionholder will be entitled to be paid the fair value of the Enertec common shares or Enertec options held by such holder if the secretary of Enertec or the chairman of the special meeting shall have received from such dissenting holder at or before the special meeting a written objection to the Arrangement Resolution and the dissenting holder shall have otherwise complied with the provisions of section 184 of the ABCA. The dissent right is described in the accompanying Joint Proxy Statement and the full text of section 184 of the ABCA is attached as Annex I to the Joint Proxy Statement. ONLY REGISTERED SHAREHOLDERS OR OPTIONHOLDERS MAY DISSENT. FAILURE TO STRICTLY COMPLY WITH THE REQUIREMENTS SET OUT IN SECTION 184 OF THE ABCA MAY RESULT IN THE LOSS OF ANY RIGHT TO DISSENT.


     Each person who is a holder of record of Enertec common shares or Enertec options at the close of business on August 6, 1999, is entitled to notice of, and to attend and vote at, the special meeting and any adjournment or postponement thereof, provided that to the extent a person has transferred any Enertec common shares after the record date and the transferee of such shares establishes that such transferee owns such shares and demands not later than ten days before the special meeting to be included in the list of holders eligible to vote at the special meeting, such transferee will be entitled to vote such shares at the special meeting.



     DATED at Calgary, Alberta, August   , 1999.


                                   By Order of the Board of Directors,

                                   Peter H. Ryder
                                   Vice President and Chief Financial Officer


     SHAREHOLDERS AND OPTIONHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. TO BE EFFECTIVE, PROXIES MUST BE RECEIVED BY MONTREAL TRUST COMPANY OF CANADA, NOT LATER THAN NOON (CALGARY TIME) SEPTEMBER 21, 1999, OR, IF THE SPECIAL MEETING IS ADJOURNED, NOT LATER THAN 24 HOURS (EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) BEFORE THE TIME OF THE SPECIAL MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                                                           ACTION NO.

                    IN THE COURT OF QUEEN'S BENCH OF ALBERTA

                          JUDICIAL DISTRICT OF CALGARY

         IN THE MATTER OF SECTION 186 OF THE BUSINESS CORPORATIONS ACT,
                         S.A. 1981, c.B-15, AS AMENDED

                AND IN THE MATTER OF AN ARRANGEMENT PROPOSED BY
   ENERTEC RESOURCE SERVICES INC. AND VERITAS ENERGY SERVICES INC. INVOLVING
                ENERTEC RESOURCE SERVICES INC., ITS SHAREHOLDERS
       AND OPTIONHOLDERS, VERITAS ENERGY SERVICES INC., ITS EXCHANGEABLE
                       SHAREHOLDERS AND VERITAS DGC INC.

                               NOTICE OF PETITION

     NOTICE IS HEREBY GIVEN that a petition (the "Petition") has been filed with the Court of Queen's Bench of Alberta, Judicial District of Calgary (the "Court"), by Enertec Resource Services Inc. ("Enertec") and Veritas Energy Services Inc. ("VESI") with respect to a proposed arrangement (the "Arrangement") under Section 186 of the Business Corporations Act, S.A. 1981, c.B-15, as amended (the "ABCA"), involving Enertec, its shareholders and optionholders, VESI, its exchangeable shareholders, and Veritas DGC Inc. ("Veritas DGC"), which Arrangement is described in greater detail in the Joint Management Information Circular and Proxy Statement of Enertec, VESI and Veritas
DGC dated July   , 1999 accompanying this Notice of Petition.

     AND NOTICE IS FURTHER GIVEN that the said Petition will be heard before the presiding Chambers Justice at the Court House, 611-4th Street S.W., Calgary,
Alberta, Canada, on the      day of           , 1999 at           (Calgary time)
or as soon thereafter as counsel may be heard.

     At the hearing of the Petition, Enertec and VESI intend to seek the following:

     (i) a declaration that the terms and conditions of the Arrangement are fair to the persons affected;

     (ii)   an order approving the Arrangement pursuant to the provisions of
            Section 186 of the ABCA;

     (iii) a declaration that the Arrangement will, upon the filing of Articles of Arrangement under the ABCA and the issuance of the Certificates of Amendment under the ABCA, be effective under the ABCA in accordance with its terms; and

     (iv) such other further orders, declarations and directions as the Court may deem just.

     ANY SECURITYHOLDER OF ENERTEC OR VESI OR OTHER INTERESTED PARTY DESIRING TO SUPPORT OR OPPOSE THE PETITION MAY APPEAR AT THE TIME OF HEARING IN PERSON OR BY COUNSEL FOR THAT PURPOSE, PROVIDED SUCH SECURITYHOLDER OR OTHER INTERESTED PARTY
FILES WITH THE COURT AND SERVES UPON ENERTEC AND VESI, ON OR BEFORE           ,
1999, A NOTICE OF INTENTION TO APPEAR, TOGETHER WITH ANY EVIDENCE OR MATERIALS WHICH ARE TO BE PRESENTED TO THE COURT, SETTING OUT SUCH SECURITYHOLDER'S OR INTERESTED PARTY'S ADDRESS FOR SERVICE BY ORDINARY MAIL AND INDICATING WHETHER SUCH SECURITYHOLDER OR INTERESTED PARTY INTENDS TO SUPPORT OR OPPOSE THE PETITION OR MAKE SUBMISSIONS. Service on Enertec or VESI is to be effected by delivery to the solicitors for Enertec or VESI at the addresses set forth below.

     AND NOTICE IS FURTHER GIVEN that, at the hearing and subject to the foregoing, securityholders and any other interested person will be entitled to make representations as to, and the Court will be requested to consider, the fairness of the Arrangement. If you do not attend, either in person or by counsel, at that time, the Court may approve or refuse to approve the Arrangement as presented, or may approve it subject to such terms and conditions as the Court shall deem fit, without any further notice.

     AND NOTICE IS FURTHER GIVEN that the Court, by an Interim Order dated
          , 1999 has given directions as to the calling and holding of the special meetings of the securityholders of Enertec and VESI for the purpose of such securityholders voting upon the special resolution to approve the Arrangement and, in particular, has directed that Enertec shareholders and optionholders and VESI exchangeable shareholders shall have the right to dissent under the provisions of Section 184 of the ABCA upon compliance with the terms of the Interim Order.

     AND NOTICE IS FURTHER GIVEN that a copy of the said Petition and other documents in the proceedings will be furnished to any shareholder or optionholder of Enertec or other interested party requesting the same by the undermentioned solicitors for Enertec upon written request delivered to such solicitors as follows:

                                          Fraser Milner
                                          30th Floor, 237 - 4th Ave. S.W.
                                          Calgary, Alberta
                                          T2P 4X7

                                          Attention: David R.J. Lefebvre

     AND NOTICE IS FURTHER GIVEN that a copy of the said Petition and other documents in the proceedings will be furnished to any exchangeable shareholder of VESI or other interested party requesting the same by the undermentioned solicitors for VESI upon written request delivered to such solicitors as follows:

                                          Bennett Jones
                                          4500 Bankers Hall East
                                          855 Second Street S.W.
                                          Calgary, Alberta
                                          T2P 4K7

                                          Attention: Neil H. Stevenson


     DATED at the City of Calgary, in the Province of Alberta, this      day of
August, 1999.


                                          ENERTEC RESOURCE SERVICES INC.

                                          Murray A. Olson
                                          President and Chief Executive Officer

                                          VERITAS ENERGY SERVICES INC.

                                          David B. Robson
                                          President

                                VERITAS DGC INC.
                          VERITAS ENERGY SERVICES INC.
                         ENERTEC RESOURCE SERVICES INC.

           JOINT MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT


     This Joint Proxy Statement is being furnished to holders of common shares and options to purchase common shares of Enertec Resource Services Inc., an Alberta corporation ("Enertec"), in connection with the solicitation of proxies by the Enertec board of directors for use at the Enertec meeting to be held at
10:00 a.m. (Calgary time) on September 22, 1999, at           , Calgary,
Alberta, Canada, and any adjournment or postponement thereof.



     This Joint Proxy Statement is also being furnished to holders of common stock, par value US$0.01 per share, of Veritas DGC Inc., a Delaware corporation ("Veritas DGC"), including holders of exchangeable shares of Veritas Energy Services Inc., an Alberta corporation ("VESI"), in connection with the solicitation of proxies by the Veritas DGC board of directors for use at the Veritas DGC meeting to be held at 10:00 a.m. (Houston time) on September 21, 1999 at Veritas DGC's principal executive offices, 3701 Kirby Drive, Houston, Texas 77098, and any adjournment or postponement thereof.



     This Joint Proxy Statement is also being furnished to holders of exchangeable shares of VESI in connection with the solicitation of proxies by the VESI board of directors for use at the VESI meeting to be held at 10:00 a.m. (Calgary time) on September 22, 1999 at Veritas DGC's offices, 715 - 5th Avenue S.W., Suite 2200, Calgary, Alberta, Canada, and at any adjournment or postponement thereof.



     This Joint Proxy Statement and the accompanying forms of proxy are first being mailed to securityholders of Enertec, Veritas DGC and VESI on or about
August   , 1999.


     All information in this Joint Proxy Statement relating to Enertec has been supplied by Enertec, and all information relating to Veritas DGC and VESI has been supplied by Veritas DGC.

     SEE, "RISK FACTORS" BEGINNING ON PAGE 8 FOR CONSIDERATIONS RELEVANT TO APPROVAL OF THE PROPOSALS.
                            ------------------------

     No person is authorized to give any information or to make any representation not contained in this Joint Proxy Statement and, if given or made, such information or representation should not be relied upon as having been authorized. This Joint Proxy Statement does not constitute an offer to sell, or a solicitation of an offer to purchase, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or solicitation of an offer or proxy solicitation. Neither delivery of this Joint Proxy Statement nor any distribution of the securities referred to in this Joint Proxy Statement shall, under any circumstances, create an implication that there has been no change in the information set forth herein since the date of this Joint Proxy Statement.
                            ------------------------

                               TABLE OF CONTENTS


                                                   PAGE
                                                   ----
REPORTING CURRENCIES AND ACCOUNTING PRINCIPLES...     i
EXCHANGE RATE OF CANADIAN AND U.S. DOLLARS.......     i
SUMMARY..........................................     1
COMPARATIVE MARKET PRICE DATA....................     7
RISK FACTORS.....................................     8
COMPARATIVE PER SHARE DATA.......................     9
SELECTED HISTORICAL CONSOLIDATED FINANCIAL
  DATA...........................................    12
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
  STATEMENTS.....................................    15
THE MEETINGS.....................................    24
THE TRANSACTION..................................    28
  Background.....................................    28
  Reasons for the Transaction....................    30
  Recommendations of Boards of Directors.........    30
  Business Combination Costs.....................    31
  Opinion of CIBC Wood Gundy Securities Inc......    31
  Transaction Mechanics..........................    38
  The Combination Agreement......................    40
  Other Agreements...............................    43
  Court Approval of the Arrangement and
    Completion of the Transaction................    43
  Anticipated Accounting Treatment...............    43
  Procedures for Transfer by Enertec Shareholders
    and Enertec Optionholders....................    43
  Stock Exchange Listings........................    44
  Eligibility for Investment in Canada...........    44
  Regulatory Matters.............................    45
  Resale of Series 1 Exchangeable Shares and
    Veritas DGC Common Stock Received in the
    Transaction..................................    45
THE COMPANIES AFTER THE TRANSACTION..............    47
  The Combination -- General.....................    47
  Veritas DGC Capital Stock......................    47
  VESI Share Capital.............................    48
  Support Agreement..............................    50
  Voting and Exchange Trust Agreement............    51
  Delivery of Veritas DGC Common Stock...........    53
  Call Rights....................................    53
CANADIAN FEDERAL INCOME TAX CONSIDERATIONS TO
  ENERTEC SHAREHOLDERS...........................    55
CANADIAN FEDERAL INCOME TAX CONSIDERATIONS TO
  ENERTEC OPTIONHOLDERS..........................    64
UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS
  TO ENERTEC SHAREHOLDERS........................    65
VERITAS DGC MANAGEMENT'S DISCUSSION AND ANALYSIS
  OF FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS.....................................    69
BUSINESS OF VERITAS DGC..........................    75
  General........................................    75
  Industry Conditions............................    75
  Company Overview...............................    75
  Business Strategy..............................    76
  Services and Markets...........................    77
  Technology and Capital Expenditures............    80
  Competition and Other Business Conditions......    81
  Backlog........................................    81
  Significant Customers..........................    81
  Employees......................................    81



                                                   PAGE
                                                   ----
  Executive Officers and Directors of Veritas
    DGC..........................................    82
  Executive Compensation.........................    84
  Employment Agreements..........................    85
  Security Ownership of Certain Beneficial Owners
    and Management...............................    86
  Description of Veritas DGC Capital Stock.......    87
  Legal Proceedings..............................    88
  Auditors, Registrar and Transfer Agent.........    88
BUSINESS OF VESI.................................    89
  General........................................    89
  Registrar and Transfer Agent...................    89
ENERTEC MANAGEMENT'S DISCUSSION AND ANALYSIS OF
  FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS.....................................    90
BUSINESS OF ENERTEC..............................    95
  Organizational Information.....................    95
  Company Overview...............................    95
  Seismic Data Acquisition.......................    96
  Seismic Data Processing........................    97
  Marine Services................................    97
  Safety.........................................    98
  Premises.......................................    98
  Customers......................................    98
  Competition....................................    99
  Research and Development.......................    99
  Employees......................................    99
  Directors and Officers.........................   100
  Management.....................................   100
  Security Ownership of Certain Beneficial Owners
    and Management...............................   102
  Executive Compensation.........................   103
  Description of Enertec Share Capital...........   105
  Legal Proceedings..............................   106
  Auditors, Registrar and Transfer Agent.........   106
COMPARISON OF STOCKHOLDER RIGHTS.................   107
DISSENTING SHAREHOLDERS' AND OPTIONHOLDERS'
  RIGHTS.........................................   113
PROPOSED VERITAS DGC CHARTER AMENDMENT...........   116
LEGAL MATTERS....................................   118
WHERE YOU CAN FIND MORE INFORMATION..............   118
APPROVAL OF PROXY STATEMENT BY VERITAS ENERGY
  SERVICES INC. BOARD OF DIRECTORS AND
  CERTIFICATE....................................   119
APPROVAL OF PROXY STATEMENT BY ENERTEC RESOURCE
  SERVICES INC. BOARD OF DIRECTORS AND
  CERTIFICATE....................................   119
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS.......   F-1
ANNEX A -- Forms of Arrangement Resolutions
ANNEX B -- Combination Agreement
ANNEX C -- Interim Order
ANNEX D -- Plan of Arrangement, Class A
           Exchangeable Share Provisions and
           Series 1 Exchangeable Share Provisions
ANNEX E -- Form of Support Agreement
ANNEX F -- Form of Voting and Exchange Trust
           Agreement
ANNEX G -- Restated Certificate of Incorporation
           of Veritas DGC
ANNEX H -- CIBC Wood Gundy Fairness Opinion
ANNEX I -- Section 184 of the ABCA

                 REPORTING CURRENCIES AND ACCOUNTING PRINCIPLES

     The consolidated financial statements and the summaries of historical consolidated financial information of Enertec in this Joint Proxy Statement are reported in Canadian dollars and have been prepared in accordance with Canadian GAAP, which differs in certain material respects from U.S. GAAP. See Note 11 of the Notes to Enertec Consolidated Financial Statements, which presents a reconciliation of the consolidated financial statements from Canadian GAAP to U.S. GAAP.

     The consolidated financial statements, the pro forma consolidated financial statements, and the summaries of historical consolidated financial information of Veritas DGC in this Joint Proxy Statement are reported in U.S. dollars and have been prepared in accordance with U.S. GAAP.

     UNLESS OTHERWISE INDICATED, ALL DOLLAR AMOUNTS ARE EXPRESSED IN U.S.
DOLLARS.

                   EXCHANGE RATE OF CANADIAN AND U.S. DOLLARS

     For each period, the following table provides the high and low exchange rates for one Canadian dollar expressed in U.S. dollars, the average of such exchange rates on the last day of each month during such period, and the exchange rate at the end of such period, based upon the noon buying rate in New York City for cable transfers in Canadian dollars, as certified for customer purposes by the Federal Reserve Bank of New York (the "Noon Buying Rate"):

                                                                                    SEVEN-MONTH
                                   TWELVE-MONTH PERIOD ENDED SEPTEMBER 30,            PERIOD
                               -----------------------------------------------    ENDED APRIL 30,
                                1994      1995      1996      1997      1998           1999
                               -------   -------   -------   -------   -------   -----------------
High........................    0.7564    0.7445    0.7462    0.7458    0.7093         0.6860
Low.........................    0.7223    0.7096    0.7274    0.7158    0.6351         0.6480
Average.....................    0.7368    0.7277    0.7327    0.7288    0.6852         0.6612
Period End..................    0.7457    0.7438    0.7342    0.7234    0.6552         0.6860

     On           , 1999, the exchange rate for one Canadian dollar expressed in
U.S. dollars based on the Noon Buying Rate was           .

     For each period, the following table provides the high and low exchange rates for one U.S. dollar expressed in Canadian dollars, the average of such exchange rates on the last date of each month during such period, and the exchange rate at the end of such period, based upon the noon spot rate of the Bank of Canada (the "Noon Spot Rate"):

                                                                                    NINE-MONTH
                                        TWELVE-MONTH PERIOD ENDED JULY 31,            PERIOD
                                    ------------------------------------------    ENDED APRIL 30,
                                     1994     1995     1996     1997     1998          1999
                                    ------   ------   ------   ------   ------   -----------------
High.............................   1.3953   1.4235   1.3860   1.3995   1.5111        1.5765
Low..............................   1.2878   1.3408   1.3282   1.3306   1.3714        1.4576
Average..........................   1.3530   1.3762   1.3609   1.3690   1.4332        1.5196
Period End.......................   1.3832   1.3697   1.3748   1.3814   1.5111        1.4576

     On           , 1999, the exchange rate for one U.S. dollar expressed in
Canadian dollars based on the Noon Spot Rate was           .

                                    SUMMARY


     This summary may not contain all the information that is important to you. For more information on the "Transaction" contemplated by the Combination Agreement and its terms, you should read this entire document and its attachments. The following is a summary of certain information contained elsewhere in this Joint Proxy Statement. See "Where You Can Find More Information" (page 118).


                                 THE COMPANIES

Veritas DGC................  Veritas DGC was founded in 1965 and provides seismic data acquisition services, data processing services, multi-client data surveys and information services to the oil and gas industry in selected markets worldwide. Veritas DGC acquires seismic data in land, in marine and in marsh, swamp and tidal environments and processes data acquired by its own crews and crews of other operators. Veritas DGC's principal executive offices are located at 3701 Kirby Drive, Houston, Texas 77098, and its telephone number is (713) 512-8300.

VESI.......................  VESI was founded in 1974 and provides land-based seismic data acquisition services, seismic data processing services and exploration and development information services in Canada. VESI was acquired by Veritas DGC in August 1996. VESI's principal executive offices are located at 715 Fifth Avenue S.W., Calgary, Alberta, Canada T2P 5A2, and its telephone number is (403) 205-6000.

Enertec....................  Enertec was founded in 1982 and provides seismic data acquisition services in land and shallow marine environments, seismic data processing and marine geophysical surveying and positioning services primarily in North America. Enertec's principal executive offices are located at 800, 615 Macleod Trail S.E., Calgary, Alberta, Canada, T2G 4T8, and its telephone number is (403) 261-8989.

                THE MEETINGS AND THE APPROVAL PROCESS GENERALLY

DATE, TIME AND PLACE


     Veritas DGC. The Veritas DGC meeting will be held on September 21, 1999, at its principal executive offices, 3701 Kirby Drive, Houston, Texas 77098 at 10:00 a.m. (Houston time).



     VESI. The VESI meeting will be held on September 22, 1999, at Veritas DGC's offices, 715 - 5(th) Avenue S.W., Suite 2200, Calgary, Alberta, Canada at 10:00 a.m. (Calgary time).



     Enertec.  The Enertec meeting will be held on September 22, 1999, at 10:00
a.m., Calgary, Alberta, Canada at           (Calgary time).


PURPOSES OF THE MEETINGS

     Veritas DGC. The purpose of the Veritas DGC meeting is to consider and vote upon (1) a proposal to approve the amendment to the Veritas DGC Restated Certificate of Incorporation and (2) such other business as may be properly presented to the meeting.

     VESI. The purpose of the VESI meeting is to consider and vote upon (1) a proposal to approve the arrangement of Enertec and VESI and (2) such other business as may be properly presented to the meeting.

     Enertec.  The purpose of the Enertec meeting is to consider and vote upon
(1) a proposal to approve the arrangement of Enertec and VESI and (2) such other business as may be properly presented to the meeting.

WHO CAN VOTE AT THE MEETINGS


     Veritas DGC. Only record holders of Veritas DGC Common Stock and VESI Exchangeable Shares at the close of business on August 6, 1999 are entitled to notice of and to vote at the Veritas DGC meeting. On that date, there were
          shares of Veritas DGC Common Stock outstanding and           VESI
Exchangeable Shares outstanding. The Veritas DGC Common Stock and VESI Exchangeable Shares vote together as a single class. Each share will have one vote on each matter acted upon at the Veritas DGC meeting. Veritas DGC may not vote the VESI Exchangeable Shares it holds.



     VESI. Only registered holders of VESI Exchangeable Shares at the close of business on August 6, 1999 are entitled to notice of and to vote at the VESI meeting. However, if a person transfers any VESI Exchangeable Shares after such date and the transferee of the shares establishes ownership of the shares and demands within ten days before the VESI meeting to be included in the list of shareholders who can vote at the VESI meeting, the transferee will be entitled
to vote the shares. On that date, there were           VESI Exchangeable Shares
outstanding. Each VESI Exchangeable Share will have one vote on each matter acted upon at the VESI meeting. Veritas DGC may not vote the VESI Exchangeable Shares held by it at the VESI meeting. However, the VESI Exchangeable Shares held by Veritas DGC will be counted for the purpose of determining if a quorum is present.



     Enertec. Only registered holders of Enertec Common Shares and Enertec Options at the close of business on August 6, 1999 are entitled to notice of and to vote at the Enertec meeting. However, if a person transfers any Enertec Common Shares after such date and the transferee of the shares establishes ownership of the shares and demands within ten days before the Enertec meeting to be included in the list of shareholders who can vote at the Enertec meeting, the transferee will be entitled to vote the shares. On that date, there were
          Enertec Common Shares and           Enertec Options outstanding. Each
Enertec Common Share and Enertec Option will have one vote on each matter acted upon at the Enertec meeting.


WHO MUST APPROVE THE TRANSACTION

     Veritas DGC. The presence, in person or by proxy, at the Veritas DGC meeting of the holders of a majority of the outstanding Veritas DGC Common Stock and VESI Exchangeable Shares, together as a single class, is necessary for a quorum. The affirmative vote by holders of a majority of the outstanding Veritas DGC Common Stock and VESI Exchangeable Shares, together as a single class, is required to approve the amendment to the Veritas DGC Restated Certificate of Incorporation.

     VESI. The presence, in person or by proxy, at the VESI meeting of the holders of a majority of the outstanding VESI Exchangeable Shares is necessary for a quorum. The affirmative vote by holders of at least two-thirds of the VESI Exchangeable Shares present or represented at the meeting is required to approve the arrangement of Enertec and VESI. The arrangement has been consented to in writing by Veritas DGC, as the sole holder of the common shares of VESI.

     David B. Robson, president of VESI and chairman and chief executive officer of Veritas DGC, holds approximately 86% of the outstanding VESI Exchangeable Shares entitled to vote and has agreed with Enertec to vote such shares in favor of the arrangement of Enertec and VESI. As a result, approval of the arrangement of Enertec and VESI by holders of VESI Exchangeable Shares is effectively assured.

     Enertec. The presence, in person or by proxy, at the Enertec meeting of at least two Enertec shareholders is necessary for a quorum. The affirmative vote by holders of at least two-thirds of the Enertec Common Shares and Enertec Options, together as a single class, present or represented at the meeting, is required to approve the arrangement of Enertec and VESI.

BOARDS OF DIRECTORS RECOMMEND APPROVAL

     Veritas DGC. The Veritas DGC board of directors unanimously recommends that the Veritas DGC stockholders and VESI exchangeable shareholders vote to approve the amendment to the Veritas DGC Restated Certificate of Incorporation.

     VESI. The VESI board of directors believes that the Transaction is in the best interests of the VESI exchangeable shareholders. It unanimously recommends that the VESI exchangeable shareholders vote to approve the arrangement of Enertec and VESI.

     Enertec. The Enertec board of directors believes that the Transaction is in the best interests of the Enertec shareholders and Enertec optionholders. It unanimously recommends that the Enertec shareholders and Enertec optionholders vote to approve the arrangement of Enertec and VESI.


     See, "The Transaction -- Recommendations of Boards of Directors" (pages 30 and 31).


CIBC WOOD GUNDY SECURITIES INC. SAYS TRANSACTION FINANCIALLY FAIR TO ENERTEC SHAREHOLDERS

     CIBC Wood Gundy Securities Inc. has rendered an opinion to the Enertec board of directors that the consideration to be received by the Enertec shareholders in the Transaction is fair, from a financial point of view, to the Enertec shareholders.


     See, "The Transaction -- Opinion of CIBC Wood Gundy Securities Inc." (pages 31 through 37) and the full text of the opinion rendered by CIBC Wood Gundy Securities Inc. set forth in Annex H.


                                THE TRANSACTION

REASONS FOR THE TRANSACTION

     Advantages. The board of directors of each of Veritas DGC, VESI and Enertec believe the Transaction will allow the companies to combine their resources to enhance their ability to compete in certain markets in an evolving seismic data acquisition and processing services industry. The board of directors of each of Veritas DGC, VESI and Enertec considered the following material factors in making their recommendations.

     - From March 1998 to March 1999, the Baker Hughes rotary rig count for North America, which tracks overall exploration activity, decreased from 942 to 543, a 43% decline. During 1998 and early 1999, oil and natural gas prices significantly decreased. These factors have caused an oversupply of seismic data acquisition crews and seismic processing services and downward pressure on the pricing of services. For example, in June 1999 Veritas DGC was operating five seismic crews as compared to 15 crews in April 1998. The companies estimate that overall exploration and production spending will decline 25% to 30% in 1999 as compared to 1998 and that demand for geophysical services onshore North America will decline by a greater proportion. The companies believe that market conditions require a consolidation of crews, equipment and services to enable them to operate more profitably in these markets.

     - The Transaction would allow the companies to integrate their operations, allowing the combined company to be more cost effective and therefore more competitive in delivering acquisition and processing services. This is particularly true in Canada, where management believes that the Transaction will result in the combined company being the leading seismic contractor.

     - Management of each of the companies believes that consolidation within the seismic industry is required as a result of increased capital requirements to fund modernization of seismic equipment because of rapidly changing technology and increased investment in large data library projects.

     - The combined company will gain "critical mass" that will better position it to compete with other large seismic companies.

     In addition to the joint considerations, the Enertec board considered the following additional factors:

     - The arrangement of Enertec and VESI is structured to provide Enertec shareholders and Enertec optionholders with a security which has a significantly larger market capitalization and better liquidity.

     - The Transaction creates the potential for Enertec, Enertec shareholders and Enertec optionholders to benefit through the combined company's access to U.S. capital markets, which may lower its cost of capital.

     - The Transaction creates potential for Enertec, Enertec shareholders and Enertec optionholders to benefit from the combined company's more diverse geophysical product offerings and its established presence in selected markets worldwide.

     Disadvantages. The board of directors of each of Veritas DGC, VESI and Enertec considered the following additional factors:

     - The success of the combined company in the markets in which Enertec competes will be partially dependent on the successful integration of the companies.

     - The companies have overlapping operations in certain land processing and acquisition businesses which will result in integration costs for the combined company.

TRANSFER OF ENERTEC COMMON SHARES

     The arrangement of Enertec and VESI provides that each Enertec Common Share will be transferred to VESI and the sole consideration received therefor will be
0.345 of a Series 1 Exchangeable Share of VESI.


     Holders of such Series 1 Exchangeable Shares will have the right to later exchange those shares for the same number of shares of Veritas DGC Common Stock. Based on the number of Enertec Common Shares outstanding on August 6, 1999, after all exchanges of Series 1 Exchangeable Shares for Veritas DGC Common
Stock, the former Enertec shareholders will own approximately      shares of
Veritas DGC Common Stock, being approximately      % of the outstanding Veritas
DGC Common Stock. The Series 1 Exchangeable Shares are subject to redemption and other rights in favor of Veritas DGC and VESI, including the automatic redemption of the shares which is initially set for the tenth anniversary of the Transaction. See "The Companies After the Transaction -- VESI Share Capital -- Series 1 Exchangeable Shares of VESI (pages 49 and 50).


TREATMENT OF ENERTEC OPTIONS

     Each Enertec Option will be exchanged for an option to purchase shares of Veritas DGC Common Stock. The number of shares of Veritas DGC Common Stock subject to the option will be determined by multiplying the number of Enertec Common Shares subject to the option by 0.345 rounded down to the nearest whole number of shares, at an exercise price per share of Veritas DGC Common Stock equal to the exercise price per share of the Enertec Option, divided by 0.345, adjusted into a United States dollar equivalent at the time of closing. The exercise price will be decreased by the amount attributable to any rounding down of shares.

OWNERSHIP STRUCTURE BEFORE AND AFTER TRANSACTION

     The following diagrams set forth the ownership structure of the parties to the arrangement before and after the Transaction.
                         [Ownership Structure Diagram]

EFFECTIVE TIME OF THE TRANSACTION


     It is anticipated that the Transaction will become effective after the required securityholder, court and regulatory approvals have been obtained and all other conditions to the Transaction are met. It is presently anticipated that the Transaction will become effective on or about September 23, 1999.


CONDITIONS TO THE TRANSACTION


     The Transaction is subject to the satisfaction of various conditions, including required securityholder, court and regulatory approvals. See, "The Transaction -- The Combination Agreement" (pages 40 through 43).


REGULATORY REQUIREMENTS

     The Transaction is subject to the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, and on April 12, 1999, Veritas DGC and Enertec made premerger filings under the act with the Federal Trade Commission and the Antitrust Division of the Department of Justice. On April 22, 1999, the FTC notified Veritas DGC and Enertec that their respective requests for early termination had been granted and that the waiting period had been terminated.

ANTICIPATED ACCOUNTING TREATMENT


     The Transaction is anticipated to be accounted for using the purchase method of accounting under U.S. GAAP. See, "The Transaction -- Anticipated Accounting Treatment" (page 43).


INTERESTS OF CERTAIN PERSONS IN THE TRANSACTION

     The Combination Agreement provides that all rights to indemnification for Enertec officers and directors will survive the arrangement of Enertec and VESI and remain in full force in accordance with applicable law, Enertec's and each of its subsidiaries' charter documents and bylaws, and any agreements with such directors and officers.

     Prior to closing, the coverage provided under Enertec's directors' and officers' liability insurance will be extended for a period of five years from the closing date.

BUSINESS COMBINATION COSTS

     The companies expect to incur non-recurring business combination costs estimated to be $2.9 million within the 12-month period following the closing. This estimate includes costs relating to employee severance ($1.5 million) and integration costs relating to overlapping operations in land processing and acquisition operations ($300,000). In addition, in connection with the Transaction, the companies expect to incur aggregate costs for professional fees of approximately $1.0 million and filing fees of approximately $100,000.

TAX CONSIDERATIONS

     A Canadian tax deferral may be available to certain Enertec shareholders who receive Series 1 Exchangeable Shares in exchange for their Enertec Common Shares for so long as they hold Series 1 Exchangeable Shares. Such Enertec shareholders generally will recognize a capital gain or capital loss for Canadian federal income tax purposes upon the exchange of their Series 1 Exchangeable Shares for shares of Veritas DGC Common Stock. Where the exchange is made with VESI (on a redemption or retraction), such shareholders will also realize a deemed dividend. There are certain conditions and limitations on qualifying for a Canadian tax deferral including, in some circumstances, filing a tax election. The forms necessary to make such an election may be obtained from Revenue Canada. If an Enertec shareholder wishes to file a tax election, a completed tax election form must be received by VESI no later than 90 days after closing of the Transaction.


     See "Canadian Federal Income Tax Considerations to Enertec Shareholders" and "United States Federal Income Tax Considerations to Enertec Shareholders" (pages 55 through 68).


DISSENTERS' RIGHTS


     Under Delaware law, Veritas DGC stockholders and VESI exchangeable shareholders will not have appraisal or dissenters' rights related to the Transaction. Under Alberta law, Enertec shareholders, Enertec optionholders and VESI exchangeable shareholders will have certain appraisal or dissenters' rights. See "Dissenting Shareholders' and Optionholders' Rights" (pages 113 through 115).


RISK FACTORS


     Before deciding how you should vote at the meetings, you should review "Risk Factors" (pages 8 and 9).


CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

     This Joint Proxy Statement includes "forward looking statements" within the meaning of the United States Securities Act of 1933 and Section 21E of the United States Securities Exchange Act of 1934. All statements other than statements of historical fact included in this Joint Proxy Statement are forward looking statements. Such forward looking statements include, without limitation, statements under "Business of Veritas DGC," "Business of Enertec," "Veritas DGC Management's Discussion and Analysis of Financial Condition and Results of Operations," "Enertec Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors." Although each company believes that the expectations reflected in the forward looking statements are reasonable, they can give no assurance that the expectations will prove to have been correct. Important factors that could cause actual results to differ materially from these expectations are disclosed in this Joint Proxy Statement.

                         COMPARATIVE MARKET PRICE DATA

     The following table sets forth the high and low sales prices of the Veritas DGC Common Stock, traded under the symbol "VTS" on the New York Stock Exchange ("NYSE"), and of the Enertec Common Shares, traded under the symbol "ERS" on The Toronto Stock Exchange ("TSE"), for the periods indicated. The quotations are as reported in published financial sources.


                   VERITAS DGC                                           ENERTEC
                   -----------                                           -------
                                HIGH       LOW                                       HIGH       LOW
                              --------   --------                                   -------   -------
Fiscal Year 1997                                     Fiscal Year 1997
  Quarter ended October 31... US$21 1/2  US$11 1/2   Quarter ended December 31....  C$ 6.10   C$ 3.80
  Quarter ended January 31...    25 1/4     16 1/2   Quarter ended March 31.......     9.95      5.75
  Quarter ended April 30.....    21 1/4     15 1/2   Quarter ended June 30........    12.50      8.75
  Quarter ended July 31......    26 5/8     18 1/8   Quarter ended September 30...    17.75     10.75
Fiscal Year 1998                                     Fiscal Year 1998
  Quarter ended October 31...    50 1/8     25       Quarter ended December 31....    21.50     10.25
  Quarter ended January 31...    47 5/16    26 1/2   Quarter ended March 31.......    14.00      7.50
  Quarter ended April 30.....    54 1/2     36       Quarter ended June 30........    11.25      7.50
  Quarter ended July 31......    60 7/8     30 7/16  Quarter ended September 30...     9.00      5.25
Fiscal Year 1999                                     Fiscal Year 1999
  Quarter ended October 31...    34 9/16    10 5/8   Quarter ended December 31....     6.60      3.80
  Quarter ended January 31...    23 15/16   11 13/16 Quarter ended March 31.......     7.50      3.75
  Quarter ended April 30.....    20 1/4      8 3/4   Quarter ended June 30........    10.80      5.50
  Quarter ended July 31......                        Quarter ended September 30...


     On February 19, 1999, the last full trading day prior to the public announcement by Veritas DGC and Enertec of the proposed Transaction, the last reported sales price on the NYSE of the Veritas DGC Common Stock was US$10 1/16, and the high and low sales prices were US$10 15/16 and US$10 1/16, respectively. The last reported sales price of the Enertec Common Shares on the TSE on the same day was C$3.90, and the high and low sales prices were C$3.95 and C$3.90, respectively. On June 22, 1999, the last reported sales price per share of the Veritas DGC Common Stock was US$17 13/16, and the last reported sales price of the Enertec Common Shares was C$8.55.


     On August 6, 1999, there were           shares of Veritas DGC Common Stock
outstanding and held of record by           stockholders, and there were
          Enertec Common Shares outstanding and held of record by shareholders.


DIVIDEND POLICIES

     Historically, Veritas DGC and Enertec have not paid dividends on their capital stock and have no present plans to pay dividends. The payment of any future dividends on Veritas DGC Common Stock would depend, among other things, upon the current and retained earnings and financial condition of Veritas DGC, and upon a determination by its board of directors that the payment of dividends would be desirable. In addition, the payment of dividends is restricted by the indenture governing Veritas DGC's 9 3/4% Senior Notes due 2000, the indenture governing its 9 3/4% Series Notes due 2003, Series C, and its principal revolving credit facility.

     In general, the indentures and credit facility restrict payment of dividends unless certain ratios of consolidated net income to consolidated fixed charges are met and unless the total amount of restricted payments (which includes the payment of dividends and amounts to repurchase shares of Veritas DGC Common Stock, among other things) does not exceed certain limits based on a percentage of net income.

                                  RISK FACTORS

     The following risk factors should be carefully considered before deciding how to vote your securities. They should be reviewed together with the other information in this Joint Proxy Statement. Some of these risk factors relate directly to the Transaction, while others will be present in the combined company's business independent of the Transaction. If any of the following risks occur, the business, financial condition or results of operations of the combined company could be materially harmed. In that case, the trading price of the combined company's stock could decline.

DECREASES IN ENERGY INDUSTRY SPENDING COULD ADVERSELY AFFECT OUR BUSINESS

     The seismic business is substantially dependent upon the level of capital expenditures by oil and gas companies. As a result of the decline in hydrocarbon commodity prices in 1998 and early 1999, the level of overall oil and gas industry activity has declined from levels experienced in recent years. If the capital spending of the combined company's customers decreases in line with overall recent industry trends, it would likely have a significant adverse effect upon the demand for the combined company's services and its results of operations.

INTENSE PRICE COMPETITION IN A SLACK MARKET COULD ADVERSELY AFFECT OUR BUSINESS

     Competition among seismic contractors historically is and will continue to be intense. Competitive factors in recent years have included price, crew experience, equipment availability, technological expertise and reputation for quality and dependability. Certain competitors operate more data acquisition crews than the combined company and have substantially greater financial and other resources. These larger and better financed operators could enjoy an advantage over the combined company if the competitive environment for contract awards shifts to one characterized principally by intense price competition.

MULTI-CLIENT DATA LIBRARY COULD BECOME IMPAIRED DUE TO WEAK DEMAND OR TECHNOLOGICAL OBSOLESCENCE

     The combined company has invested significant amounts in acquiring and processing multi-client data, and expects to continue doing so for the foreseeable future. Although Veritas DGC has typically recovered all the costs of such surveys, there is no assurance that the combined company will continue to be able to do so in the future. Technological, regulatory or other industry or general economic developments could render all or portions of the combined company's library of multi-client data obsolete or otherwise impair its value.

HIGH LEVELS OF FIXED COSTS COULD RESULT IN OPERATING LOSSES

     The seismic business is characterized by high fixed costs, and downtime or low productivity due to reduced demand, weather interruptions, equipment failures or other causes can result in significant operating losses. The operation of a seismic crew involves utilization of equipment requiring a significant investment. Changes in technology, which have resulted in an increase in the amount of seismic data acquired, have required a greater level of capital expenditures. Further, rapid changes in technology make ongoing capital reinvestment a significant cost of doing business. Combined, this requires that seismic companies recover the cost of equipment over a relatively short period of time. As technology continues to change rapidly, low utilization rates may impact the ability to recover the cost of the capital investment in a timely manner.

FUTURE TECHNOLOGICAL ADVANCES COULD IMPAIR OPERATING ASSETS OR REQUIRE SUBSTANTIAL UNBUDGETED CAPITAL EXPENDITURES

     Seismic data acquisition and processing is a capital intensive business. The development of seismic data acquisition and processing equipment has been characterized by rapid technological advancements in recent years, and this trend is expected to continue. Manufacturers of seismic equipment may develop new systems that have competitive advantages over systems now in use that could render the combined company's current equipment obsolete, requiring significant unplanned capital expenditures to maintain the combined company's competitive position. Under such circumstances, there can be no assurance that any required financing would be available on favorable terms.

VERITAS DGC SHARE PRICE WILL FLUCTUATE

     The market value of the shares that Enertec shareholders receive will likely differ from the trading price of the Veritas DGC Common Stock prior to the date of this Joint Proxy Statement. This is because the per share price of Veritas DGC Common Stock fluctuates as a result of a number of variables, including its financial performance and general market and economic conditions. In the Transaction, each Enertec Common Share will be transferred for 0.345 of a Series 1 Exchangeable Share. This exchange ratio is fixed. The exchange ratio will not be adjusted in the event of any increase or decrease in the market price of Enertec Common Shares or Veritas DGC Common Stock.

INTEGRATION OF THE COMBINED COMPANY COULD ADVERSELY IMPACT CERTAIN OPERATIONS

     In evaluating the terms of the Transaction, each company analyzed the other's businesses and made assumptions concerning future operations and operations of the combined company, including an assumption that the combined company would retain major customers and key personnel. Each company also assumed that through consolidation of operations, the combined company would be in a better competitive position in certain markets. This may not be achieved unless the companies are successfully combined in a timely manner.

OUR BUSINESS IS SUBJECT TO SEASONAL FLUCTUATIONS

     Veritas DGC's and Enertec's seismic operations and quarterly financial results historically have been subject to seasonal fluctuation. Both companies attempt to deploy crews and equipment into regions having opposing seasons or less severe weather conditions, in order to reduce the impact of seasonal fluctuations.

     In addition to seasonality, each company historically has experienced quarterly fluctuations in operating results. Operating results in any fiscal quarter may vary as a result of (1) the magnitude of certain contracts for the acquisition or sale of data, (2) customers' budgetary cycles and (3) with respect to Veritas DGC, seismic data sales occurring as a result of offshore lease sales.

WE OPERATE UNDER HAZARDOUS CONDITIONS


     Seismic data acquisition activities involve operating under extreme weather and other hazardous conditions. These operations are subject to risks of loss to property and injury to personnel from such causes as fires and accidental explosions. Veritas DGC and Enertec carry insurance against these risks in amounts they consider adequate. The combined company may not, however, be able to obtain insurance against certain risks or for certain equipment located from time to time in certain areas of the world.


OUR BUSINESS IS SUBJECT TO GOVERNMENTAL REGULATION

     The combined company's operations will be subject to a variety of federal, provincial, state, foreign and local laws and regulations, including environmental laws. The combined company will invest financial and managerial resources to comply with these laws and related permit requirements in its operations. In recent years, an increased number of data acquisition contracts have provided for customers to obtain all necessary permits. Customers' failure to obtain the required permits in a timely manner may result in crew downtime and operating losses. In the past, Veritas DGC's and Enertec's cost of complying with governmental regulation has not been material, but the fact that laws or regulations change frequently makes it impossible to predict the impact on the combined company's future operations. The adoption of laws and regulations which have the effect of curtailing exploration by oil and gas companies could adversely affect the combined company's operations by reducing the demand for its geophysical services.

                           COMPARATIVE PER SHARE DATA

     The following tables set forth certain historical per share data of Veritas DGC and Enertec and combined per share data on an unaudited pro forma basis after giving effect to the Transaction. This data should be read in conjunction with "Selected Historical Consolidated Financial Data," "Unaudited Pro Forma Consolidated Financial Statements" and the separate Consolidated Financial Statements of Veritas DGC and Enertec and the notes thereto. The unaudited pro forma consolidated financial data are not necessarily indicative of the operating results that would have been achieved had the Transaction been in effect as of the beginning of the periods presented and should not be construed as representative of future operations.

VERITAS DGC -- HISTORICAL -- U.S. GAAP (US$)(1)(2)

                                                                                        NINE
                                                                                       MONTHS
                                                          YEARS ENDED JULY 31,          ENDED
                                                        -------------------------     APRIL 30,
                                                        1996      1997      1998        1999
                                                        -----    ------    ------    -----------
                                                                                     (UNAUDITED)
Earnings per common share...........................    $0.07    $ 1.33    $ 2.96      $ 0.86
Earnings per common share -- assuming dilution......    $0.07    $ 1.30    $ 2.87      $ 0.85
Book value per common share.........................       --        --    $13.71      $14.43

ENERTEC -- HISTORICAL -- CANADIAN GAAP (C$)(1)(2)

                                                                                        NINE
                                                                                       MONTHS
                                                        YEARS ENDED SEPTEMBER 30,       ENDED
                                                        -------------------------     APRIL 30,
                                                        1996      1997      1998        1999
                                                        -----    ------    ------    -----------
                                                                                     (UNAUDITED)
Earnings (loss) per share -- basic..................    $0.16    $ 0.99    $ 0.80      $(0.23)
Earnings (loss) per share -- fully diluted..........    $0.15    $ 0.91    $ 0.75      $(0.23)
Book value per common share.........................       --        --    $ 6.02      $ 5.68

ENERTEC -- HISTORICAL -- U.S. GAAP (C$)(1)(2)

                                                                                        NINE
                                                                                       MONTHS
                                                        YEARS ENDED SEPTEMBER 30,       ENDED
                                                        -------------------------     APRIL 30,
                                                        1996      1997      1998        1999
                                                        -----    ------    ------    -----------
                                                                                     (UNAUDITED)
Earnings (loss) per common share....................    $0.16    $ 0.93    $ 0.86      $(0.22)
Earnings (loss) per common share -- assuming
  dilution..........................................    $0.15    $ 0.90    $ 0.82      $(0.22)
Book value per common share.........................       --        --    $ 5.97      $ 5.59

CONSOLIDATED -- UNAUDITED PRO FORMA -- U.S. GAAP (US$)(1)(2)


                                                                              NINE MONTHS
                                                                YEAR ENDED       ENDED
                                                                 JULY 31,      APRIL 30,
                                                                   1998          1999
                                                                ----------    -----------
Earnings per common share...................................      $2.81         $ 0.69
Earnings per common share -- assuming dilution..............      $2.72         $ 0.68
Book value per common share.................................         --         $14.11

EQUIVALENT CONSOLIDATED PER ENERTEC SHARE -- UNAUDITED PRO FORMA -- U.S. GAAP (US$)(1)(2)(3)


                                                                              NINE MONTHS
                                                                YEAR ENDED       ENDED
                                                                 JULY 31,      APRIL 30,
                                                                   1998          1999
                                                                ----------    -----------
Earnings per common share...................................      $0.97          $0.24
Earnings per common share -- assuming dilution..............      $0.94          $0.23
Book value per common share.................................         --          $4.87


---------------

(1) As a result of the differing year ends of Veritas DGC and Enertec, results of operations for dissimilar year ends have been combined. Veritas DGC's results of operations for the fiscal year ended July 31, 1998 have been combined with Enertec's results for the fiscal year ended September 30, 1998. Veritas DGC's results for the nine months ended April 30, 1999 have been combined with Enertec's results for the same period.

(2) Neither Veritas DGC nor Enertec has paid a cash dividend in any of the reported periods.


(3) The equivalent consolidated per Enertec Common Share unaudited pro forma data is calculated as the earnings per share and book value per share multiplied by the exchange ratio of 0.345.

                SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

VERITAS DGC (INCLUDING VESI)

     The following table sets forth selected historical consolidated financial data for Veritas DGC for each of the five years in the period ended July 31, 1998 and for the nine months ended April 30, 1998 and 1999. Such data for the five years in the period ended July 31, 1998 has been derived from the audited Consolidated Financial Statements of Veritas DGC, except that the balance sheet data as of July 31, 1994 was derived from the unaudited consolidated financial statements of Veritas DGC. In the opinion of Veritas DGC's management, the balance sheet data as of July 31, 1994 include all adjustments necessary to present fairly the financial condition of Veritas DGC at such date. The selected historical consolidated financial data for the nine month periods ended April 30, 1998 and 1999 has been derived from the unaudited consolidated financial statements of Veritas DGC and include, in the opinion of Veritas DGC's management, all adjustments necessary to present fairly the results of such periods. Such data should be read in conjunction with "Veritas DGC Management's Discussion and Analysis of Financial Condition and Results of Operations."

     Veritas DGC was formerly named Digicon Inc. ("Digicon"). On August 30, 1996, Digicon and VESI consummated a business combination whereby VESI became a wholly owned subsidiary of Digicon and Digicon changed its name to Veritas DGC Inc. As a result of the differing year ends of Digicon and VESI, results of operations for dissimilar year ends have been combined. Digicon's results of operations for fiscal years ended July 31, 1994 and 1995 have been combined with VESI's results of operations for fiscal years ended October 31, 1994 and 1995, respectively. To conform year ends, Digicon's results of operations for the year ended July 31, 1996 have been combined with VESI's results of operations for the twelve months ended July 31, 1996. Accordingly, VESI's operating results for the period August 1, 1995 through October 31, 1995 are included in the years ended July 31, 1995 and 1996. An adjustment in an amount equal to the results of operations for the three-month period is included in the consolidated statements of changes in stockholders' equity. VESI's revenues, net income, earnings per share and earnings per share assuming dilution were US$22,150,000, US$936,000, US$0.05 and US$0.05, respectively, for the period August 1, 1995 through October 31, 1995.

                                                                                                    NINE MONTHS ENDED
                                                     YEARS ENDED JULY 31,                               APRIL 30,
                                --------------------------------------------------------------   -----------------------
                                   1994         1995         1996         1997         1998         1998         1999
                                ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                                        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
STATEMENT OF OPERATIONS DATA:
  Revenues....................  US$178,392   US$215,630   US$250,596   US$362,715   US$528,959   US$388,565   US$323,061
  Net income (loss)...........     (10,354)       5,594        1,281       25,125       66,958       55,058       19,563
  Earnings (loss) per common
    share.....................        (.66)(1)      .31          .07         1.33         2.96         2.44          .86
  Earnings (loss) per common
    share -- assuming
    dilution..................        (.66)(1)      .31          .07         1.30         2.87         2.37          .85


                                                                                                          AS OF
                                                        AS OF JULY 31,                                  APRIL 30,
                                --------------------------------------------------------------   -----------------------
                                   1994         1995         1996         1997         1998         1998         1999
                                ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                                                     (IN THOUSANDS)
BALANCE SHEET DATA:
  Working capital.............  US$ 16,794   US$ 14,830   US$ 22,479   US$121,702   US$106,040   US$151,669   US$132,939
  Total assets................     171,814      184,340      198,592      385,089      478,490      474,634      531,373
  Long-term debt (including
    current maturities).......      31,104       36,788       41,090       75,971       75,561       75,632      135,329
  Stockholders' equity(2).....      94,517       98,000      105,923      221,301      291,696      283,905      309,456


---------------

(1) Restated for a one-for-three reverse stock split consummated on January 17, 1995.

(2) There were no payments of cash dividends during the five years ended July 31, 1998 or during the nine months ended April 30, 1999.

ENERTEC

     The following table sets forth selected historical consolidated financial data for Enertec for each of the five years in the period ended September 30, 1998 and for the nine months ended April 30, 1998 and 1999. Such data for the five years in the period ended September 30, 1998 has been derived from the audited Consolidated Financial Statements of Enertec. The selected historical consolidated financial data for the nine month periods ended April 30, 1998 and 1999 have been derived from the unaudited consolidated financial statements of Enertec and include, in the opinion of Enertec's management, all adjustments necessary to present fairly the results of such periods. Such data should be read in conjunction with "Enertec Management's Discussion and Analysis of Financial Condition and Results of Operations."

     The statements of operations data for the nine month period ended April 30, 1998 includes the results of operations for the period August 1, 1997 through September 30, 1997 which is also included in the selected historical consolidated financial data for the year ended September 30, 1997 and the nine month period ended April 30, 1999 includes the results of operations for the period August 1, 1998 through September 30, 1998 which are also included in the selected historical consolidated financial information for the year ended September 30, 1998. See Note 1 to Notes to Unaudited Pro Forma Consolidated Financial Statements for a reconciliation of Canadian GAAP in Canadian dollars to U.S. GAAP in Canadian dollars.

                                                                                                  NINE MONTHS ENDED
                                                      YEARS ENDED SEPTEMBER 30,                       APRIL 30,
                                        ------------------------------------------------------   -------------------
                                          1994       1995        1996       1997        1998       1998       1999
                                        --------   ---------   --------   ---------   --------   --------   --------
                                                          (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
STATEMENT OF OPERATIONS DATA:
Canadian GAAP
  Revenue(1)..........................  C$43,710   C$ 64,564   C$76,160   C$111,567(2) C$95,832(3) C$81,971(2) C$49,960(3)
  Net income (loss)...................     1,829       3,428        963       6,633(2)    5,829(3)    5,015(2)   (1,634)(3)
  Net income (loss) per common share
    -- basic..........................      0.46        0.59       0.16        0.99(2)     0.80(3)     0.69(2)    (0.23)(3)
  Net income (loss) per common share
    -- fully diluted..................      0.44        0.54       0.15        0.91(2)     0.75(3)     0.64(2)    (0.23)(3)
U.S. GAAP
  Revenue, gross......................  C$43,710   C$ 64,564   C$76,160   C$111,567(2) C$95,832(3) C$81,971(2) C$49,960(3)
  Net income (loss)...................     1,829       3,428        963       6,261(4)    6,201(5)    5,307(4)   (1,539)(5)
  Net income (loss) per common
    share.............................      0.46        0.59       0.16        0.93(4)     0.86(5)     0.73(4)    (0.22)(5)
  Net income (loss) per common share
    -- assuming dilution..............      0.46        0.59       0.15        0.90(4)     0.82(5)     0.69(4)    (0.22)(5)

                                                               AS OF SEPTEMBER 30,                          AS OF
                                            ---------------------------------------------------------     APRIL 30,
                                              1994        1995         1996        1997        1998         1999
                                            --------    ---------    --------    --------    --------    -----------
                                                                         (IN THOUSANDS)
BALANCE SHEET DATA:
Canadian GAAP
  Working capital (deficit)...............  C$ 2,054    (C$ 1,559)   C$   412    C$ 8,969    C$ 6,038     C$ 4,388
  Total assets............................    31,345       39,583      40,353      52,551      57,519       45,930
  Long-term debt..........................     3,440        5,441       4,959          63         266          178
  Shareholders' equity....................    16,008       20,862      22,299      37,276      42,470       39,595
U.S. GAAP
  Working capital (deficit)...............  C$ 2,054    (C$ 1,559)   C$   412    C$ 8,969    C$ 5,731     C$ 4,071
  Total assets(6)(7)......................    31,345       39,583      40,353      52,179      57,212       45,350
  Long-term debt..........................     3,440        5,441       4,959          63         266          178
  Shareholders' equity(6)(7)..............    16,008       20,862      22,299      36,904      42,163       39,015

---------------

(1) Revenue includes amounts billed for project costs recoverable from customers in the amount of C$10,768,000, C$16,532,000, C$18,476,000, C$25,574,000 and
    C$19,120,000 for the years ended September 30, 1994, 1995, 1996, 1997 and
    1998, respectively, and C$15,448,000 and C$13,050,000 for the nine months ended April 30, 1998 and 1999, respectively, which is not a GAAP difference but rather a classification difference between Veritas DGC and Enertec.

(2) Amounts include revenue, net income, net income per common share -- basic and net income per common share -- fully diluted of C$16,388,000, C$700,000, C$0.10 and C$0.09, respectively, for the period August 1, 1997 to September 30, 1997.

(3) Amounts include revenue, net income, net income per common share -- basic and net income per common share -- fully diluted of C$12,976,000, C$175,000, C$0.03 and C$0.03, respectively, for the period August 1, 1998 to September 30, 1998.

(4) Amounts include net income, net income per common share and net income per common share assuming dilution of C$682,000, C$0.09 and C$0.09, respectively, for the period August 1, 1997 to September 30, 1997.

(5) Amounts include net income, net income per common share and net income per common share assuming dilution of C$533,000, C$0.08 and C$0.08, respectively, for the period August 1, 1998 to September 30, 1998.

(6) In accordance with U.S. GAAP regarding deferred taxes, balances include adjustments of C$372,000 and C$263,000 as of September 30, 1997 and April 30, 1999, respectively.

(7) In accordance with U.S. GAAP an employee loan receivable secured by Enertec Common Shares has been reclassified from assets to shareholders equity. The amount reclassified was C$307,000 and C$317,000 at September 30, 1998 and April 30, 1999, respectively.

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma consolidated financial statements have been prepared assuming the Transaction is accounted for as a purchase. Accordingly, such statements were prepared as if Veritas DGC and Enertec were combined as of the beginning of the periods presented in the case of the pro forma income statement and as of the balance sheet date for the pro forma balance sheet.

     The following unaudited pro forma consolidated balance sheet as of April 30, 1999 and statements of income for the nine months ended April 30, 1998 and 1999 are based on the unaudited consolidated financial statements of Veritas DGC and Enertec and include, in the opinion of Veritas DGC's and Enertec's management, all adjustments necessary to present fairly the results of such periods and should be read in conjunction with Veritas DGC's and Enertec's Management's Discussion and Analysis of Financial Condition and Results of Operations. The following unaudited pro forma consolidated statement of income for the year ended July 31, 1998 has been derived from, and should be read in conjunction with, the audited Consolidated Financial Statements of Veritas DGC and Enertec. The financial statements of Veritas DGC for the year ended July 31, 1998 were audited by PricewaterhouseCoopers LLP. The financial statements of Enertec for the year ended September 30, 1998 were audited by KPMG LLP Chartered Accountants. The reports of PricewaterhouseCoopers LLP and KPMG LLP Chartered Accountants are included with this Joint Proxy Statement.

     As a result of the differing year ends of Veritas DGC and Enertec, results of operations for dissimilar year ends have been combined. Veritas DGC's results of operations for the fiscal year ended July 31, 1998 have been combined with Enertec's results for the fiscal year ended September 30, 1998. Veritas DGC's results for the nine months ended April 30, 1998 and 1999 have been combined with Enertec's results for the same periods. The 2-month period August 1 through September 30, 1998 is also included in Enertec's 1998 fiscal year. For the period August 1 through September 30, 1998, revenues, net income, net income per share and net income per share -- assuming dilution were $5,369,000, $349,000, $0.01 and $0.01.

     THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS ARE PRESENTED FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT NECESSARILY INDICATIVE OF ACTUAL RESULTS OF OPERATIONS OR FINANCIAL POSITION THAT WOULD HAVE BEEN ACHIEVED HAD THE TRANSACTION BEEN CONSUMMATED AT THE BEGINNING OF THE EARLIEST PERIOD PRESENTED, NOR ARE THEY NECESSARILY INDICATIVE OF FUTURE RESULTS.

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME


                        FOR THE YEAR ENDED JULY 31, 1998


                    (in thousands, except per share amounts)



                                           VERITAS DGC    ENERTEC    ADJUSTMENTS(2)       TOTAL
                                           -----------   ---------   --------------     ----------
Revenues.................................  US$528,959    US$52,774                      US$581,733
                                           ----------    ---------                      ----------
Costs and expenses:
  Cost of services.......................     346,896       38,386                         385,282
  Depreciation and amortization..........      56,121        6,354      US$  (7)(3)         62,468
  Selling, general and administrative....      18,758        2,800                          21,558
  Other (income) expense:
     Interest............................       7,318           58                           7,376
     Other...............................        (338)        (299)                           (637)
                                           ----------    ---------      -------         ----------
          Total costs and expenses.......     428,755       47,299           (7)           476,047
                                           ----------    ---------      -------         ----------
Income before provision for income taxes
  and equity in earnings of 50% or
  less-owned companies and joint
  ventures...............................     100,204        5,475            7            105,686
Provision for income taxes...............      34,218        1,374          489(8)          36,081
Equity in earnings of 50% or less-owned
  companies and joint ventures...........        (972)                                        (972)
                                           ----------    ---------      -------         ----------
Net income...............................  US$ 66,958    US$ 4,101      US$(482)        US$ 70,577
                                           ==========    =========      =======         ==========
Earnings per common share................  US$   2.96    US$  0.57                      US$   2.81
                                           ==========    =========                      ==========
Earnings per common share -- assuming
  dilution...............................  US$   2.87    US$  0.54                      US$   2.72
                                           ==========    =========                      ==========
Shares used to compute earnings per
  share..................................      22,594        7,246                          25,094
                                           ==========    =========                      ==========
Shares used to compute diluted earnings
  per share..............................      23,315        7,573                          25,928
                                           ==========    =========                      ==========


       See Notes to Unaudited Pro Forma Consolidated Financial Statements

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME


                    FOR THE NINE MONTHS ENDED APRIL 30, 1998


                    (in thousands, except per share amounts)



                                           VERITAS DGC    ENERTEC    ADJUSTMENTS(2)       TOTAL
                                           -----------   ---------   --------------     ----------
Revenues.................................  US$388,565    US$47,032                      US$435,597
                                           ----------    ---------                      ----------
Costs and expenses:
  Cost of services.......................     249,438       33,854                         283,292
  Depreciation and amortization..........      39,849        5,297      US$  32(3)          45,178
  Selling, general and administrative....      14,198        2,406                          16,604
  Other (income) expense:
     Interest............................       6,061           64                           6,125
     Other...............................      (2,047)        (267)                         (2,314)
                                           ----------    ---------      -------         ----------
          Total costs and expenses.......     307,499       41,354           32            348,885
                                           ----------    ---------      -------         ----------
Income before provision for income taxes
  and equity in earnings of 50% or
  less-owned companies and joint
  ventures...............................      81,066        5,678          (32)            86,712
Provision for income taxes...............      27,209        2,002         (107)(8)         29,104
Equity in earnings of 50% or less-owned
  companies and joint ventures...........      (1,201)                                      (1,201)
                                           ----------    ---------      -------         ----------
Net income...............................  US$ 55,058    US$ 3,676      US$  75         US$ 58,809
                                           ==========    =========      =======         ==========
Earnings per common share................  US$   2.44    US$  0.51                      US$   2.35
                                           ==========    =========                      ==========
Earnings per common share -- assuming
  dilution...............................  US$   2.37    US$  0.48                      US$   2.27
                                           ==========    =========                      ==========
Shares used to compute earnings per
  share..................................      22,535        7,276                          25,045
                                           ==========    =========                      ==========
Shares used to compute diluted earnings
  per share..............................      23,273        7,653                          25,913
                                           ==========    =========                      ==========



       See Notes to Unaudited Pro Forma Consolidated Financial Statements

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME


                    FOR THE NINE MONTHS ENDED APRIL 30, 1999


                    (in thousands, except per share amounts)



                                           VERITAS DGC    ENERTEC    ADJUSTMENTS(2)       TOTAL
                                           -----------   ---------   --------------     ----------
Revenues.................................  US$323,061    US$24,170                      US$347,231
                                           ----------    ---------                      ----------
Costs and expenses:
  Cost of services.......................     223,156       20,680                         243,836
  Depreciation and amortization..........      51,999        4,780      US$ (109)(3)        56,670
  Selling, general and administrative....      13,582        1,928                          15,510
  Other (income) expense:
     Interest............................       9,156          177                           9,333
     Other...............................      (3,899)         (42)                         (3,941)
                                           ----------    ---------     ---------        ----------
          Total costs and expenses.......     293,994       27,523          (109)          321,408
                                           ----------    ---------     ---------        ----------
Income before provision for income taxes
  and equity in loss of 50% or less-owned
  companies and joint ventures...........      29,067       (3,353)          109            25,823
Provision for income taxes...............       9,231       (2,246)        1,215(8)          8,200
Equity in loss of 50% or less-owned
  companies and joint ventures...........         273                                          273
                                           ----------    ---------     ---------        ----------
Net income...............................  US$ 19,563    US$ (1,107)   US$(1,106)       US$ 17,350
                                           ==========    =========     =========        ==========
Earnings per common share................  US$   0.86    US$ (0.16)                     US$   0.69
                                           ==========    =========                      ==========
Earnings per common share -- assuming
  dilution...............................  US$   0.85    US$ (0.16)                     US$   0.68
                                           ==========    =========                      ==========
Shares used to compute earnings per
  share..................................      22,721        6,979                          25,129
                                           ==========    =========                      ==========
Shares used to compute diluted earnings
  per share..............................      22,923        7,104                          25,374
                                           ==========    =========                      ==========



       See Notes to Unaudited Pro Forma Consolidated Financial Statements

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                           (In thousands of dollars)


                                                                     AS OF APRIL 30, 1999
                                                 -------------------------------------------------------------
                                                 VERITAS DGC     ENERTEC      ADJUSTMENTS(2)        PRO FORMA
                                                 -----------   ------------   --------------        ----------
                                                    ASSETS
Current assets:
  Cash and cash equivalents....................  US$ 77,862     US$   354       US$                 US$ 78,216
  Restricted cash investments..................         294                                                294
  Accounts and notes receivable................     119,548         4,013                              123,561
  Materials and supplies inventory.............       4,000                                              4,000
  Prepayments and other........................       9,693           221                                9,914
  Income taxes recoverable.....................                     2,387                                2,387
  Investments available for sale...............       3,092                                              3,092
                                                 ----------     ---------       ----------          ----------
         Total current assets..................     214,489         6,975                              221,464
Property and equipment -- net..................     161,720        19,846           (1,000)(3)         180,566
Multi-client data library......................     119,200         1,315                              120,515
Investment in and advances to joint ventures...       1,487                                              1,487
Goodwill.......................................       2,253         2,779            3,421(3)(4)(5)      8,453
Deferred tax asset.............................      10,022           208              400              10,630
Long-term notes receivable (net of $1,000
  allowance)...................................       3,696                                              3,696
Other assets...................................      18,506             9                               18,515
                                                 ----------     ---------       ----------          ----------
         Total.................................  US$531,373     US$31,132       US$  2,821          US$565,326
                                                 ==========     =========       ==========          ==========
                                     LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current maturities of long-term debt.........  US$    255     US$    88       US$                 US$    343
  Current bank indebtedness....................                     1,515                                1,515
  Accounts payable -- trade....................      28,505         2,153                               30,658
  Accrued interest.............................         744                                                744
  Other accrued liabilities....................      52,046           449            2,600(5)           55,095
                                                 ----------     ---------       ----------          ----------
         Total current liabilities.............      81,550         4,205            2,600              88,355
Non-current liabilities:
  Long-term debt -- less current maturities....     135,074           121                              135,195
  Other non-current liabilities................       5,293                                              5,293
                                                 ----------     ---------       ----------          ----------
         Total non-current liabilities.........     140,367           121                              140,488
Stockholders' equity:
  Common stock.................................         214        16,259          (16,235)(4)             238
  Additional paid-in capital...................     204,531            86           26,917(4)          231,534
  Accumulated earnings from August 1, 1991 with
    respect to Digicon Inc.....................     113,921        11,899          (11,899)(5)         113,921
  Cumulative foreign currency translation
    adjustment(6)..............................      (5,087)       (1,222)           1,222              (5,087)
  Less: Unearned compensation..................        (837)                                              (837)
  Less: Treasury stock, at cost
       (149,028 shares)........................        (759)                                              (759)
  Less: Employee loan(7).......................      (2,527)         (216)             216              (2,527)
                                                 ----------     ---------       ----------          ----------
         Total stockholders' equity............     309,456        26,806              221             336,483
                                                 ----------     ---------       ----------          ----------
         Total.................................  US$531,373     US$31,132       US$  2,821          US$565,326
                                                 ==========     =========       ==========          ==========


       See Notes to Unaudited Pro Forma Consolidated Financial Statements

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1. Enertec's historical consolidated financial statements were prepared under Canadian GAAP. These unaudited pro forma consolidated financial statements contain certain adjustments to conform Enertec's consolidated financial statements as of April 30, 1999 and for the year ended September 30, 1998 and the nine months ended April 30, 1998 and 1999 with U.S. GAAP. In addition, adjustments have been made to Enertec's historical consolidated financial statements to conform to Veritas DGC's financial statement presentation. The following tables reconcile Enertec's revenue, net income, net income per share and net income per share -- assuming dilution from Canadian GAAP in Canadian dollars to U.S. GAAP in U.S. dollars and conforming to Veritas DGC's presentation.

                                                           YEAR ENDED     NINE MONTHS ENDED APRIL 30,
                                                          SEPTEMBER 30,   ---------------------------
                                                              1998            1998           1999
                                                          -------------   ------------   ------------
                                                               (In thousands of dollars, except
                                                                      for exchange rates)
RECONCILIATION OF ENERTEC REVENUE
Enertec revenue -- Canadian and U.S. GAAP...............   C$    95,832    C$ 81,971      C$ 49,960
Adjustments to conform financial statement
  presentation(a).......................................        (19,120)     (15,448)       (13,050)
                                                           ------------    ---------      ---------
Enertec revenue -- as conformed.........................   C$    76,712    C$ 66,523      C$ 36,910
Average currency exchange rate applied for revenue......        0.68795      0.70700        0.65484
                                                           ------------    ---------      ---------
Enertec revenue included in Unaudited Pro Forma
  Consolidated Financial Statements -- U.S. GAAP........   US$   52,774    US$47,032      US$24,170
                                                           ============    =========      =========
RECONCILIATION OF ENERTEC NET INCOME (LOSS)
Enertec net income (loss) -- Canadian GAAP..............   C$     5,829    C$  5,015      (C$ 1,634)
Canadian GAAP to U.S. GAAP reconciling item:
  Deferred taxes(c).....................................            372          292             95
                                                           ------------    ---------      ---------
Enertec net income (loss) -- U.S. GAAP..................   C$     6,201    C$  5,307      (C$ 1,539)
  Foreign currency translation differences, net of
     tax(6).............................................           (157)         (67)           (36)
                                                           ------------    ---------      ---------
Enertec net income (loss) as conformed..................   C$     6,044    C$  5,240      (C$ 1,575)
Average currency exchange rate applied for revenue and
  expense...............................................        0.67852      0.70153        0.70286
                                                           ------------    ---------      ---------
Enertec net income (loss) included in Unaudited Pro
  Forma Consolidated Financial Statements -- U.S.
  GAAP..................................................   US$    4,101    US$ 3,676      (US$1,107)
                                                           ============    =========      =========

                                                                                  NINE MONTHS ENDED APRIL 30,
                                                           YEAR ENDED       ---------------------------------------
                                                          SEPTEMBER 30,
                                                              1998                1998                 1999
                                                        -----------------   -----------------   -------------------
                                                         BASIC    DILUTED    BASIC    DILUTED    BASIC     DILUTED
                                                        -------   -------   -------   -------   --------   --------
RECONCILIATION OF ENERTEC'S NET INCOME (LOSS) PER
  SHARE
Enertec net income (loss) per share -- Canadian
  GAAP................................................  C$ 0.80   C$ 0.75   C$ 0.69   C$ 0.64   (C$ 0.23)  (C$ 0.23)
Canadian GAAP to U.S. GAAP reconciling items:
  Treasury Stock Method(b)............................               0.02                0.02
  Deferred Taxes(c)...................................     0.06      0.05      0.04      0.03       0.01       0.01
                                                        -------   -------   -------   -------   --------   --------
Enertec net income (loss) per share -- U.S. GAAP......  C$ 0.86   C$ 0.82   C$ 0.73   C$ 0.69   (C$ 0.22)  (C$ 0.22)
  Foreign currency translation difference, net of
    tax(6)............................................    (0.03)    (0.02)    (0.01)    (0.01)     (0.01)     (0.01)
                                                        -------   -------   -------   -------   --------   --------
Enertec net income (loss) per share as conformed......  C$ 0.83   C$ 0.80   C$ 0.72   C$ 0.68   (C$ 0.23)  (C$ 0.23)
Effect of exchange ratio of 0.345.....................    0.345     0.345     0.345     0.345      0.345      0.345
                                                        -------   -------   -------   -------   --------   --------
Enertec net income (loss) per share as exchanged......  C$ 0.29   C$ 0.28   C$ 0.25   C$ 0.23   (C$ 0.08)  (C$ 0.08)
Average exchange rate applied for revenue and
  expense.............................................  0.67852   0.67852   0.70153   0.70153    0.70286    0.70286
                                                        -------   -------   -------   -------   --------   --------
Enertec net income (loss) per share included in
  Unaudited Pro Forma Consolidated Statements of
  Operations -- U.S. GAAP.............................  US$0.20   US$0.19   US$0.18   US$0.16   (US$0.06)  (US$0.06)
                                                        =======   =======   =======   =======   ========   ========


---------------

(a) Enertec reports revenues including project costs recoverable from customers. Veritas DGC reports revenues net of such amounts.

(b) Enertec reports fully diluted net income per share in accordance with Canadian GAAP which requires, in determining the fully diluted weighted average number of shares outstanding, the assumption that all outstanding stock options are exercised. In calculating fully diluted earnings per share, net income as reported is increased by the imputed earnings, after income taxes, on the cash that would have been received on the exercise of the options. For U.S. GAAP, in calculating diluted earnings per share, the diluted weighted average number of shares outstanding is calculated using the treasury method. Under this method, proceeds from the assumed exercise of stock options which are in-the-money relative to the average price for the period are assumed to be used to purchase outstanding shares at the average market price for the period, this purchase reduces the number of shares assumed to be issued on the exercise of the options.

(c) Enertec follows the deferral method of accounting for income taxes in accordance with Canadian GAAP which relates the provision for income taxes to the accounting income for the period. Under the deferral method, the amount by which the tax provision differs from the amount of tax currently payable is considered to represent the deferral to future periods of benefits obtained or expenditures incurred in the current period and accordingly is computed at current tax rates. The accumulated tax allocation debit or credit is not adjusted to reflect subsequent changes in tax rates. In the United States, statement of financial accounting standards no. 109, accounting for income taxes (SFAS 109) requires the use of the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred taxes are recognized for the future tax consequences attributable to tax assets and liabilities measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is included in earnings in the period that includes the enactment date.

2. There are no significant adjustments required to the historical consolidated financial statements of Enertec or Veritas DGC to conform accounting policies of the two companies.

3. The purchase price of Enertec has been estimated at $29.6 million, which is comprised of $24.5 million of Series 1 Exchangeable Shares (2.407 million Enertec shares, multiplied by $10.16 per share), $2.5 million of Veritas DGC options issued to Enertec employees and $2.6 million of business combination costs. This purchase price has been preliminarily allocated in accordance with APB 16 as follows:



                                                               (In thousands of dollars)
                Current assets...............................           $ 6,975
                Property and equipment.......................            18,846
                Multi-client data library....................             1,315
                Deferred tax asset...........................               608
                Other assets.................................                 9
                Goodwill.....................................             6,200
                Current liabilities..........................            (4,205)
                Long term debt...............................              (121)
                                                                        -------
                          Total..............................           $29,627
                                                                        =======



     The purchase price allocation has been based on preliminary estimates of fair value and is subject to adjustment as additional information becomes available and is evaluated. For example, Veritas DGC will further analyze the usefulness of the property and equipment acquired and after the closing will complete a physical inventory of such assets. Veritas DGC does not expect there to be any significant revisions in the allocation of the purchase price and does not expect the allocation to property and equipment to change by more than $1.0 million.



     The impact of this allocation on the pro forma income statement is a decrease in depreciation and amortization of $7,000 for the year ended July 31, 1998, an increase of $32,000 for the nine-month period ended April 30, 1998, and a decrease of $109,000 for the nine-month period ended April 30, 1999. The decrease in depreciation due to the reduction in property and equipment coupled with the increase in amortization due to the additional goodwill nets to an insignificant impact on total depreciation and amortization for each period presented.



     Goodwill resulting from the Transaction will be amortized using the straight-line method over 15 years. The pro forma composite useful life of the property and equipment acquired is approximately three years.



4. Common stock and additional paid-in capital have been adjusted assuming all Series 1 Exchangeable Shares and VESI Exchangeable Shares are exchanged for Veritas DGC Common Stock at the price of $10.16 per share. This per share price is the average market price of the Veritas DGC Common Stock for the period February 15, 1999, until March 1, 1999, which is the period immediately preceding and following the announcement of the Transaction on February 22, 1999.


5. Veritas DGC and Enertec expect to incur business combination costs estimated to be $2.9 million within the 12-month period following consummation of the Transaction. This estimate includes $1.5 million for employee severance, $300,000 for integration costs and $1.1 million for transaction costs, consisting of $1.0 million for professional fees and $100,000 for filing fees. Except for the integration costs, these amounts have been included in the purchase price (see note 3).

6. Enertec's historical consolidated financial statements, which were reported in Canadian dollars, have been converted to U.S. dollars. Enertec's Canadian entities' balance sheet items (excluding common stock, contributed surplus and retained earnings that have been converted at historical exchange rates) have been converted using the exchange rate in effect at the end of Enertec's reporting period. Revenue and expense items have been converted at the weighted average rate in effect during the reporting period. An adjustment has been made to stockholders' equity to reflect the translation of Enertec's Canadian operations to U.S. dollars. Enertec's U.S. entities' balance sheet items and the revenue and expense items have been converted to U.S. dollars based on the transactions that occurred. The adjustment reflected as "Foreign currency translation difference, net of tax" on the table to Note 1 above relates to the translation gains and losses incurred and included in determining net income in Enertec's historical consolidated financial statements. These amounts arose upon the conversion of Enertec's U.S. entities' financial statements into Canadian dollars. As those U.S. entities' financial statements have been converted to U.S. dollars based on the transactions that occurred, this adjustment removes the translation gains and losses.

7. In accordance with U.S. GAAP, an employee loan receivable in the amount of $216,000 secured by Enertec Common Shares has been reclassified from accounts receivable to stockholders equity.


8. Pro forma income tax expense has been adjusted to reflect the effective rate of Veritas DGC in each period.

                                  THE MEETINGS

VERITAS DGC


     Solicitation and Voting of Proxies. The accompanying Veritas DGC proxy is solicited on behalf of the Veritas DGC board for use at the Veritas DGC meeting, to be held at Veritas DGC's principal executive offices, 3701 Kirby Drive, Houston, Texas 77098, on September 21, 1999 at 10:00 a.m. (Houston time). Only holders of record of Veritas DGC Common Stock and VESI Exchangeable Shares at the close of business on August 6, 1999 will be entitled to vote at the Veritas DGC meeting. Veritas DGC is not entitled to vote any VESI Exchangeable Shares which it holds. At the close of business on the Veritas DGC record date, there
were           shares of Veritas DGC Common Stock and           VESI
Exchangeable Shares outstanding and entitled to vote. The shares vote together as a single class, and each share entitles the holder to one vote on all matters presented at the Veritas DGC meeting. A majority of the shares, present in person or by proxy, will constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered to be represented for purposes of a quorum. This Joint Proxy Statement and the accompanying form of proxy were first mailed to Veritas DGC stockholders and VESI exchangeable
shareholders on or about           , 1999.


     Revocability of Proxy. A stockholder who has given a proxy may revoke it at any time before it is exercised at the Veritas DGC meeting, by (1) delivering to the secretary of Veritas DGC (by any means, including facsimile) a written notice stating that the proxy is revoked, (2) signing and so delivering a proxy bearing a later date or (3) attending the Veritas DGC meeting and voting in person (although attendance at the Veritas DGC meeting will not, by itself, revoke a proxy).

     Expenses of Proxy Solicitation. The expenses of soliciting proxies to be voted at the Veritas DGC meeting will be paid by Veritas DGC. Following the original mailing of the proxies and other soliciting materials, Veritas DGC and/or its agents also may solicit proxies by mail, telephone, facsimile or in person. Following the original mailing of the proxies and other soliciting materials, Veritas DGC will request brokers, custodians, nominees and other record holders of shares to forward copies of the proxy and other soliciting materials to persons for whom they hold such shares and to request authority for the exercise of proxies. In such cases, Veritas DGC, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

     Voting Rights. Stockholders are entitled to one vote for each share held as of the Veritas DGC record date. Stockholder approval of the amendment (the "Charter Amendment") to the Veritas DGC Restated Certificate of Incorporation is required by the Delaware General Corporation Law (the "DGCL"). Such approval requires the affirmative vote of a majority of the outstanding Veritas DGC Common Stock and VESI Exchangeable Shares voting as a single class.

     Veritas DGC will count abstentions in tabulations of votes cast, and an abstention, therefore, will have the same effect as a vote against the proposal. Under Delaware case law, broker non-votes (shares which are present at the meeting and for which a broker or nominee has received no instruction by the beneficial owner as to how such owner wishes the shares to be voted) are counted for purposes of determining whether a quorum is present at the meeting but are not counted for purposes of determining whether a proposal has been approved. Thus, a broker non-vote will have the same effect as a negative vote with regard to the proposal to approve the Charter Amendment.

     Auditors. PricewaterhouseCoopers LLP, certified public accountants, have served as the independent accountants of Veritas DGC since November 1996. Representatives of PricewaterhouseCoopers LLP plan to attend the Veritas DGC meeting and will be available to answer questions. Its representatives will also have an opportunity to make a statement at the meeting if they so desire, although it is not expected that any statement will be made.

     Advance Notice Deadline. Any stockholder who wishes to submit a proposal for action at the Veritas DGC 1999 annual meeting of stockholders is required to notify Veritas DGC of such proposal on or before September 17, 1999. If Veritas DGC does not receive timely notice, the stockholder may still submit the proposal but the proxy may confer discretionary authority to vote on such matter. This advance notice requirement applies to any matter that a stockholder wishes to raise at an annual meeting other than pursuant to the procedures under Rule 14a-8 of the Securities and Exchange Commission.

VESI

     Solicitation and Voting of Proxies. The accompanying VESI proxy is solicited on behalf of the VESI board for use at the VESI meeting. The solicitation of proxies will be primarily by mail but proxies may also be solicited personally or by telephone by regular employees of VESI or Veritas DGC without special compensation. The cost of solicitation will be borne by Veritas DGC. Veritas DGC may also pay brokers or nominees holding VESI Exchangeable Shares in their names or in the names of their principals for their reasonable expenses in sending solicitation material to their principals.


     Only registered VESI exchangeable shareholders at the close of business on August 6, 1999 will be entitled to vote at the VESI meeting, subject to the provisions of the Business Corporations Act (Alberta) (the "ABCA") regarding transfers of VESI Exchangeable Shares after the VESI record date. See the "Notice of Special Meeting of Exchangeable Shareholders" accompanying this Joint Proxy Statement. Veritas DGC may not vote any VESI Exchangeable Shares held by it at the VESI meeting. However, such shares will be counted for the purpose of determining if a quorum is present. At the close of business on the VESI record
date, there were           VESI Exchangeable Shares outstanding.


     A quorum of VESI exchangeable shareholders for the transaction of business at the meeting consists of holders of at least 50% of the VESI Exchangeable Shares present either in person or by duly appointed proxy.

     To be effective, proxies must be received by CIBC Mellon Trust Company not later than noon (Calgary time) on the day preceding the day of the VESI meeting, or, if the VESI meeting is adjourned, not later than 24 hours (excluding Saturdays, Sundays and holidays) before the time of the VESI meeting or any adjournment or postponement thereof.

     Appointment of Proxy and Discretionary Authority. A VESI EXCHANGEABLE SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER OF
VESI) OTHER THAN PERSONS DESIGNATED IN THE FORM OF PROXY ACCOMPANYING THIS JOINT PROXY STATEMENT, AS NOMINEE TO ATTEND AND ACT FOR AND ON BEHALF OF SUCH SHAREHOLDER AT THE VESI MEETING AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED ON THE FORM OF PROXY.

     THE FORM OF PROXY ACCOMPANYING THIS JOINT PROXY STATEMENT CONFERS DISCRETIONARY AUTHORITY UPON THE PROXY NOMINEES WITH RESPECT TO AMENDMENTS OR VARIATIONS TO THE MATTERS IDENTIFIED IN THE ACCOMPANYING NOTICE OF THE VESI MEETING AND OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE VESI MEETING.

     THE SHARES REPRESENTED BY PROXIES AT THE VESI MEETING WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY BALLOT THAT MAY BE CALLED FOR AND, WHERE THE PERSON WHOSE PROXY IS SOLICITED SPECIFIES A CHOICE WITH RESPECT TO ANY MATTER TO BE VOTED UPON, HIS OR HER SHARES SHALL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS SO MADE.

     IF A VESI EXCHANGEABLE SHAREHOLDER APPOINTS A PERSON DESIGNATED BY MANAGEMENT IN THE FORM OF PROXY AS NOMINEE AND DOES NOT DIRECT THE MANAGEMENT NOMINEE TO VOTE EITHER FOR OR AGAINST THE MATTER OR MATTERS WITH RESPECT TO WHICH AN OPPORTUNITY TO SPECIFY HOW THE SHARES REGISTERED IN THE NAME OF SUCH SHAREHOLDER SHALL BE VOTED, THE PROXY SHALL BE VOTED FOR SUCH MATTER OR MATTERS PROPOSED IN THIS JOINT PROXY STATEMENT.

     Management knows of no matters to come before the VESI meeting other than the matters referred to in the accompanying notice of the VESI meeting. However, if any other matters which are not now known to management should properly come before the VESI meeting, the shares represented by proxies in favor of management nominees will be voted on such matters in accordance with the best judgment of the proxy nominee.

     Revocation of Proxies. PROXIES GIVEN BY VESI EXCHANGEABLE SHAREHOLDERS FOR USE AT THE VESI MEETING MAY BE REVOKED AT ANY TIME PRIOR TO THEIR USE. A VESI exchangeable shareholder giving a proxy may revoke the proxy (1) by instrument in writing executed by the shareholder or by his or her attorney authorized in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized indicating the capacity under which such officer or attorney is signing, and deposited either at the registered office of VESI (as set forth in this Joint Proxy Statement) at any time up to and including noon (Calgary time) on the last business day preceding the day of the VESI meeting, or any adjournment or postponement thereof, or with the chairman of the VESI meeting on the day of such VESI meeting or adjournment or postponement thereof, (2) by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, (3) by voting in person at the VESI meeting (although attendance at the VESI meeting will not in and of itself constitute a revocation of a proxy), or
(4) in any other manner permitted by law.

     Required Votes. Holders of VESI Exchangeable Shares are entitled to one vote for each share held. The special resolution, in the form of Annex A, in respect of the proposed "Arrangement" of Enertec and VESI under Part 15 of the ABCA, set forth in full in Annex D, must be approved by the affirmative vote of not less than two-thirds of the votes cast by the holders of VESI Exchangeable Shares present (in person or by proxy) and entitled to vote at the VESI meeting. David B. Robson, president of VESI and chairman and chief executive officer of Veritas DGC, holds approximately 86% of the outstanding VESI Exchangeable Shares entitled to vote and has agreed with Enertec to vote such shares in favor of the Arrangement. As a result, approval of the Arrangement by the VESI exchangeable shareholders is effectively assured.

     Veritas DGC, as the sole holder of VESI common shares, has consented to the Arrangement.

ENERTEC

     Solicitation and Voting of Proxies. The accompanying Enertec proxy is solicited on behalf of the Enertec board for use at the Enertec meeting. The solicitation of proxies will be primarily by mail but proxies may also be solicited personally or by telephone by regular employees of Enertec without special compensation. The cost of solicitation will be borne by Enertec. Enertec may also pay brokers or nominees holding Enertec Common Shares in their names or in the names of their principals for their reasonable expenses in sending solicitation material to their principals.


     Only registered Enertec shareholders and Enertec optionholders at the close of business on August 6, 1999 will be entitled to vote at the Enertec meeting, subject to the provisions of the ABCA regarding transfers of Enertec Common Shares after the Enertec record date. See the "Notice of Special Meeting of Shareholders and Optionholders" accompanying this Joint Proxy Statement. At the
close of business on the Enertec record date, there were           Enertec
Common Shares outstanding and Enertec Options outstanding in respect of an
additional           Enertec Common Shares.


     A quorum of Enertec shareholders and Enertec optionholders for the transaction of business at the Enertec meeting is not less than two persons present, either in person or by duly appointed proxy.

     To be effective, proxies must be received by Montreal Trust Company of Canada not later than noon (Calgary time) on the day preceding the day of the Enertec meeting, or, if the Enertec meeting is adjourned, not later than 24 hours (excluding Saturdays, Sundays and holidays) before the time of the Enertec meeting or any adjournment or postponement thereof.

     Appointment of Proxy and Discretionary Authority. AN ENERTEC SHAREHOLDER OR ENERTEC OPTIONHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER OR OPTIONHOLDER OF ENERTEC), OTHER THAN PERSONS DESIGNATED IN THE FORM OF PROXY ACCOMPANYING THIS JOINT PROXY STATEMENT, AS NOMINEE TO ATTEND AND ACT FOR AND ON BEHALF OF SUCH SHAREHOLDER OR OPTIONHOLDER AT THE ENERTEC MEETING AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED ON THE FORM OF PROXY.

     THE FORM OF PROXY ACCOMPANYING THIS JOINT PROXY STATEMENT CONFERS DISCRETIONARY AUTHORITY UPON THE PROXY NOMINEES WITH RESPECT TO AMENDMENTS OR VARIATIONS TO THE MATTERS IDENTIFIED IN THE ACCOMPANYING NOTICE OF THE ENERTEC MEETING AND OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ENERTEC MEETING.

     THE ENERTEC COMMON SHARES AND ENERTEC OPTIONS REPRESENTED BY PROXIES AT THE ENERTEC MEETING WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER OR OPTIONHOLDER ON ANY BALLOT THAT MAY BE CALLED FOR AND, WHERE THE PERSON WHOSE PROXY IS SOLICITED SPECIFIES A CHOICE WITH RESPECT TO ANY MATTER TO BE VOTED UPON, HIS OR HER SHARES OR OPTIONS SHALL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS SO MADE.

     IF AN ENERTEC SHAREHOLDER OR ENERTEC OPTIONHOLDER APPOINTS A PERSON DESIGNATED BY MANAGEMENT IN THE FORM OF PROXY AS NOMINEE AND DOES NOT DIRECT THE MANAGEMENT NOMINEE TO VOTE EITHER FOR OR AGAINST THE MATTER OR MATTERS WITH RESPECT TO WHICH AN OPPORTUNITY TO SPECIFY HOW THE SHARES OR OPTIONS REGISTERED IN THE NAME OF SUCH SHAREHOLDER OR OPTIONHOLDER SHALL BE VOTED, THE PROXY SHALL BE VOTED FOR SUCH MATTER OR MATTERS PROPOSED IN THIS JOINT PROXY STATEMENT.

     Management of Enertec knows of no matters to come before the Enertec meeting other than the matters referred to in the accompanying notice of the Enertec meeting. However, if any other matters which are not now known to management should properly come before the Enertec meeting, the shares and options represented by proxies in favor of management nominees will be voted on such matters in accordance with the best judgment of the proxy nominee.

     Revocation of Proxies. PROXIES GIVEN BY ENERTEC SHAREHOLDERS OR ENERTEC OPTIONHOLDERS FOR USE AT THE ENERTEC MEETING MAY BE REVOKED AT ANY TIME PRIOR TO THEIR USE. An Enertec shareholder or Enertec optionholder giving a proxy may revoke the proxy (1) by instrument in writing executed by the shareholder or optionholder or by his or her attorney authorized in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized indicating the capacity under which such officer or attorney is signing, and deposited either at the registered office of Enertec (as set forth in this Joint Proxy Statement) at any time up to and including 4:00 p.m. (Calgary time) on the last business day preceding the day of the Enertec meeting, or any adjournment or postponement thereof, or with the chairman of the Enertec meeting on the day of such Enertec meeting or adjournment or postponement thereof, (2) by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, (3) by voting in person at the Enertec meeting (although attendance at the Enertec meeting will not in and of itself constitute a revocation of a proxy), or (4) in any other manner permitted by law.

     Required Votes. Enertec shareholders and Enertec optionholders are entitled to one vote for each share or option held. The special resolution, in the form of Annex A, in respect of the proposed "Arrangement" of Enertec and VESI under Part 15 of the ABCA, set forth in full Annex D, must be approved by the affirmative vote of not less than two-thirds of the aggregate of the votes cast by the holders of Enertec Common Shares and the holders of Enertec Options, voting together as a class, present (in person or by proxy) and entitled to vote at the Enertec meeting.

                                THE TRANSACTION

BACKGROUND

     In August 1996 Digicon Inc., now known as Veritas DGC, completed a combination with VESI. Digicon's and VESI's seismic operations were complementary, in that VESI operated primarily onshore in Canada and the continental United States in its data acquisition operations and Digicon's principal strength was marine operations in selected markets worldwide. As such, the combination resulted in each company entering into additional geographic markets, which lessened the seasonal and cyclical nature of each company's business, and allowed the combined enterprise to more productively utilize its assets. Another key component of the combination was achieving "critical mass" that better positioned the combined company to compete with large competitors and attract new capital to invest in the industry's rapidly changing technology.

     Veritas DGC capitalized on most expected benefits of the combination. From fiscal year 1996 to fiscal year 1998, combined revenues grew from $250.6 million to $529 million, an increase of approximately 45% per year during the two year period. Veritas DGC is now the fifth largest seismic service provider in the world.

     In early January 1999, in light of Veritas DGC's achievements since 1996 and the matters described in "-- Reasons for the Transaction," Murray A. Olson, chief executive officer of Enertec, contacted David B. Robson, chairman and chief executive officer of Veritas DGC, with a view to enhancing long-term value for Enertec shareholders. On January 7, 1999, they met in Houston to determine whether there was a mutual basis for continuing discussions. During the remainder of January 1999, the two chief executive officers and other senior management of each company continued discussions regarding a possible combination of the companies. On January 26, 1999, the parties entered into a confidentiality agreement and agreed to exchange information.


     Because of depressed crude oil prices and the resulting weak demand for seismic services at the time of initial discussions in January and February, 1999, Veritas DGC's management believed that the best way to determine the relative value of each company was to compare book values. As of December 31, 1998, the book value of the combined company would have been approximately $335.8 million. At that time, Veritas DGC's book value was approximately $308.6 million (approximately 92% of the value of the combined company), and Enertec's book value was approximately $27.2 million (approximately 8% of the value of the combined company).



     On February 3, 1999, Mr. Robson proposed to Mr. Olson that Veritas DGC would create a new class of shares in one of its subsidiaries, and each of these shares would be exchangeable for one share of Veritas DGC common stock. These newly created exchangeable shares would then be exchanged for Enertec common stock. Negotiations between Messrs. Robson and Olson were, however, conducted with reference to Veritas DGC common stock. Mr. Robson proposed the issuance of
2.0 million Veritas DGC common shares plus 450,000 Veritas DGC warrants, with an exercise price at the then market price, in exchange for the outstanding shares of Enertec. Assuming the warrants were exercised, this offer would have provided Enertec shareholders with ownership of approximately 8% of the total outstanding shares of the combined company. At the time of the offer, Enertec's management valued the offer at C$5.62 per Enertec share compared to a book value per Enertec share of C$5.87.



     On February 6, 1999, following discussions between Messrs. Robson and Olson and other members of the management of the two companies, Mr. Olson responded to Mr. Robson's offer by proposing that the approximately 6.9 million outstanding shares of Enertec and approximately 745,000 in-the-money Enertec stock options be exchanged for 2.3 million Veritas DGC common shares and 2.3 million warrants. This proposal was declined, and because of a difference of opinion regarding the value of Veritas DGC warrants, Mr. Robson countered on a share only basis, offering 0.32 of a Veritas DGC common share for each Enertec common share exchanged.



     On February 8, 1999, Mr. Olson counter-offered one Enertec common share in exchange for 0.32 of a Veritas DGC common share plus one Veritas DGC warrant, with an exercise price at the then market price, for every four Veritas DGC common shares issued in the Transaction. On February 11, 1999, Mr. Robson declined this offer, reiterating his desire to exclude Veritas DGC warrants from the negotiations due to differences in each company's opinion with respect to valuation. Later the same day Mr. Olson responded, indicating that on a share-for-share basis, if warrants were to be excluded, management was prepared to offer one Enertec common share for each 0.35 of a Veritas DGC common share.



     On February 12, 1999, Mr. Robson proposed an exchange ratio of 0.325 of a Veritas DGC common share in exchange for each Enertec share. However, Mr. Robson also offered an adjustment mechanism that would increase or reduce the number of Veritas DGC common shares offered for Enertec common shares based on specified declines or increases in the market price of Veritas DGC common stock over a certain time period.



     On February 15, 1999, Messrs. Robson and Olson engaged in further discussions with respect to an exchange ratio and at that time agreed, subject to approval by their respective boards of directors, to a ratio of 0.345 of a Veritas DGC common share for one Enertec common share with no adjustment mechanism.



     Based on the then $11.13 per share price of Veritas DGC common stock, the ratio of 0.345 resulted in an implied price of C$5.76 for an Enertec common share. While this was a 44% premium to Enertec's common stock price at the time of C$4.00, it represented a 2% discount to Enertec's book value of C$5.87 per share. Neither the premium percentage nor the discount percentage were specific targets in the negotiations. However, in the opinion of the management of each company, the negotiated exchange ratio represented a relative sharing of the combined entity that would allow their respective shareholders to benefit from the perceived synergies that would likely be realized in merging the operations, particularly in the event that the weakness in the seismic market abated.


     On February 19, 1999, the Enertec board met and approved the exchange ratio, subject to the conditions specified in a draft letter of intent provided by Veritas DGC. On February 22, 1999, Veritas DGC and Enertec entered into a non-binding letter of intent which was conditioned on a number of matters, including board approvals, due diligence and the execution of a definitive agreement.

     Also on February 22, 1999, the Veritas DGC board met at a special meeting convened to discuss the proposed transaction. At that meeting, the board approved management proceeding with a further due diligence review based on the exchange ratio negotiated. On the same date, a joint press release announcing the signing of the letter of intent was issued.

     On March 9, 1999, the Veritas DGC board unanimously approved the proposed transaction, subject to conclusion of a definitive agreement, following presentations as to (1) the results of the operational and legal due diligence reviews and (2) the projected financial and accounting implications of the proposed transaction.

     On March 22, 1999, the Enertec board received and considered the fairness opinion of CIBC Wood Gundy Securities Inc. that the exchange ratio is fair to the Enertec shareholders from a financial point of view. The Enertec board, at the March 22, 1999 meeting, then unanimously approved the proposed transaction, subject to conclusion of a definitive agreement, following presentations as to
(1) the results of the operational and legal due diligence review and (2) the projected financial and accounting implications of the proposed transaction.

     Subsequent to the March 1999 board meetings, negotiation of the combination agreement among Veritas DGC, VESI and Enertec (the "Combination Agreement") continued and culminated with the execution of the Combination Agreement on April 1, 1999.


     In June 1999 the parties determined that it was necessary to amend the Combination Agreement to reflect that the Transaction would be accounted for using the purchase method of accounting under U.S. GAAP, rather than the pooling of interests method of accounting, as originally contemplated. At a meeting held on June 18, 1999, the Veritas DGC board approved the amendments to the Combination Agreement. Prior to approval of the amendments by the Enertec board on June 25, 1999, CIBC Wood Gundy Securities, Inc. advised management of Enertec that the change to the method of accounting for the Transaction did not have a material impact to the analyses performed in the preparation of CIBC Wood Gundy Inc.'s fairness opinion and that the amendments would not, therefore, affect the fairness opinion. Accordingly, on June 25, 1999, the parties executed the Combination Agreement, as amended and restated, effective March 30, 1999.



     In July 1999 the parties amended the Combination Agreement to extend the termination date of the agreement to October 15, 1999. On July 29, 1999, the parties executed the Combination Agreement, as amended and restated, effective March 30, 1999.

REASONS FOR THE TRANSACTION

     Advantages. The board of directors of each of Veritas DGC, VESI and Enertec believe the Transaction will allow the companies to combine their resources to enhance their ability to compete in certain markets in an evolving seismic data acquisition and processing services industry. The board of directors of each of Veritas DGC, VESI and Enertec considered the following material factors in making these recommendations:

     - From March 1998 to March 1999, the Baker Hughes rotary rig count for North America, which tracks overall exploration activity, decreased from 942 to 543, a 43% decline. During 1998 and early 1999, oil and natural gas prices significantly decreased. These factors have caused an oversupply of seismic data acquisition crews and seismic processing services and downward pressure on the pricing of services. For example, in June 1999 Veritas DGC was operating five crews as compared to 15 crews in April 1998. The companies estimate that overall exploration and production spending will decline 25% to 30% in 1999 as compared to 1998 and that demand for geophysical services onshore North America will decline by a greater proportion. The companies believe that market conditions require a consolidation of crews, equipment and services to enable them to operate more profitably in these markets.

     - The Transaction would allow the companies to integrate their operations, allowing the combined company to be more cost effective and therefore more competitive in delivering acquisition and processing services. This is particularly true in Canada, where management of each of the companies believes that the Transaction will result in the combined company being the leading seismic contractor.

     - Management of each of the companies believes that consolidation within the seismic industry is required as a result of increased capital requirements to fund modernization of seismic equipment because of rapidly changing technology and increased investment in large data library projects.

     - The combined company will gain "critical mass" that will better position it to compete with other large seismic companies.

     In addition to the joint considerations, the Enertec board considered the following additional factors:

     - The arrangement of Enertec and VESI is structured to provide Enertec shareholders and Enertec optionholders with a security which has a significantly larger market capitalization and better liquidity.

     - The Transaction creates the potential for Enertec and Enertec shareholders and Enertec optionholders to benefit through the combined company's access to U.S. capital markets, which may lower its cost of capital.

     - The Transaction creates the potential for Enertec and Enertec shareholders and Enertec optionholders to benefit from the combined company's more diverse geophysical product offerings and its established presence in selected markets worldwide.

     Disadvantages. The board of directors of each of Veritas DGC, VESI and Enertec considered the following additional factors:

     - The success of the combined company in markets in which Enertec competes will be partially dependent on the successful integration of the companies.

     - The companies have overlapping operations in certain land processing and acquisition businesses which will result in integration costs for the combined company.

RECOMMENDATIONS OF BOARDS OF DIRECTORS

     Veritas DGC. The Veritas DGC board of directors unanimously recommends that the Veritas DGC stockholders and VESI exchangeable shareholders vote to approve the Charter Amendment.

     VESI. The VESI board of directors believes that the Transaction is in the best interests of the VESI exchangeable shareholders. It unanimously recommends that the VESI exchangeable shareholders vote to approve the Arrangement.

     Enertec. The Enertec board of directors believes that the Transaction is in the best interests of the Enertec shareholders and Enertec optionholders. It unanimously recommends that the Enertec shareholders and Enertec optionholders vote to approve the Arrangement.

     In reaching the conclusions stated above, the boards of directors of Veritas DGC, VESI and Enertec considered a number of factors including certain advantages and disadvantages of proceeding with the Transaction. For a discussion of these considerations, see, "-- Reasons for the Transaction."

BUSINESS COMBINATION COSTS

     The companies expect to incur non-recurring business combination costs estimated to be $2.9 million within the 12-month period following the closing. This estimate includes costs relating to employee severance ($1.5 million) and integration costs relating to overlapping operations in land processing and acquisition operations ($300,000). In addition, in connection with the Transaction the companies expect to incur aggregate costs for professional fees of approximately $1.0 million and filing fees of approximately $100,000.

OPINION OF CIBC WOOD GUNDY SECURITIES INC.

     THE FULL TEXT OF THE OPINION OF CIBC WOOD GUNDY SECURITIES INC. ("CIBC WOOD GUNDY") DATED MARCH 30, 1999 (THE "OPINION") IS ATTACHED AS ANNEX H TO THIS JOINT PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. ENERTEC SHAREHOLDERS ARE URGED TO READ THE OPINION CAREFULLY AND IN ITS ENTIRETY FOR A DESCRIPTION OF THE PROCEDURES FOLLOWED, THE FACTORS CONSIDERED, THE ASSUMPTIONS AND QUALIFICATIONS MADE BY CIBC WOOD GUNDY IN RENDERING THE OPINION AND OTHER FACTORS RELATING TO CIBC WOOD GUNDY'S ENGAGEMENT BY ENERTEC. THE SUMMARY OF THE OPINION SET FORTH IN THIS JOINT PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION.

     Enertec retained CIBC Wood Gundy as its exclusive financial advisor in connection with the Transaction. In connection with this engagement, Enertec requested CIBC Wood Gundy to render an opinion as to whether or not the consideration to be received by the Enertec shareholders in the Transaction (the "Transaction Consideration") was fair, from a financial point of view, to the Enertec shareholders.

     CIBC Wood Gundy delivered the Opinion as of March 30, 1999 to the Enertec board to the effect that, as of the date of the Opinion, and subject to certain assumptions, factors and limitations set forth in the Opinion, the Transaction Consideration was fair, from a financial point of view, to the Enertec shareholders.

     The Opinion was prepared at the request of and for the use and benefit of the Enertec board in connection with its consideration of the Transaction and relates only to the fairness, from a financial point of view, of the Transaction Consideration to the Enertec shareholders. The Opinion does not address any other aspect of the Transaction or related transactions, nor does it address the relative merits of the Transaction and any other transactions or business strategies discussed by the Enertec board as alternatives to the Transaction, or the decision of the Enertec board to proceed with the Transaction. The Opinion does not constitute a recommendation to any shareholder of Enertec as to how such shareholder should vote on the approval of the Transaction. The Opinion was only one of many factors considered by the Enertec board in its evaluation of the Transaction Consideration and the Transaction and should not be viewed as determinative of the views of the Enertec board or management with respect to the Transaction Consideration or the Transaction. CIBC Wood Gundy was not requested to and did not make any recommendation to the Enertec board as to the form or amount of the Transaction Consideration to Enertec shareholders reflected in the Arrangement and the Combination Agreement, which was determined through arm's-length negotiations between Enertec and Veritas DGC. In arriving at its opinion, CIBC Wood Gundy did not ascribe a specific range of values to Enertec, but made its determination as to the fairness, from a financial point of view, to the Enertec shareholders of the Transaction Consideration on the basis of financial and comparative analyses summarized below.

     In connection with rendering the Opinion, CIBC Wood Gundy reviewed and relied upon, or carried out, among other things, the following:

     -  a draft of the Combination Agreement dated March 29, 1999;

     - public information including Enertec's audited annual financial statements, interim reports and Annual Reports for each of the last three consecutive fiscal years ending September 30, 1998, Annual Information Form for the year ended September 30, 1998, Proxy Information Circular dated January 22, 1999 and interim unaudited financial statements for the three months ending December 31, 1998;

     - public information including Veritas DGC's or predecessor entities' Annual Reports, Forms 10-K, Forms 10-Q, Proxy Information Circulars and related financial information for the three fiscal years ended July 31, 1998 and interim unaudited financial statements for the six months ending January 31, 1999;

     - certain information including financial forecasts for the fiscal year ended September 30, 1999 for Enertec, and for the fiscal year ended July 31, 1999 and the interim six month period ending January 31, 2000 for Veritas DGC, relating to the respective business, earnings, cash flow, assets and prospects of Enertec and Veritas DGC, furnished to it by Enertec and Veritas DGC, respectively;

     - discussions with members of senior management of Enertec and Veritas DGC concerning their respective businesses and prospects;

     - historical market prices and trading activity for the Enertec Common Shares and the Veritas DGC Common Stock, and comparative historical market prices and trading activity of certain publicly traded companies which it deemed to be relevant;

     - the financial position and operating results of Enertec and Veritas DGC, and those of certain publicly traded companies which it deemed to be relevant;

     - the financial terms of the Arrangement and the financial terms of certain other business combinations which it deemed to be relevant;

     - the merger premiums paid in recent mergers and acquisitions of public companies deemed relevant;

     - potential pro forma financial effects of the Arrangement on Enertec and Veritas DGC;

     -  general due diligence discussions with legal counsel to Enertec; and

     - such other information, investigations and analyses as it considered appropriate in the circumstances.

     In rendering the Opinion, CIBC Wood Gundy relied upon and assumed the completeness, accuracy and fair representation of all financial and other information, data, advice, opinions and representations obtained by it from public sources or provided to it by Enertec, Veritas DGC and their affiliates or advisors or otherwise pursuant to its engagement and the Opinion was conditioned upon such completeness, accuracy and fair representation. Subject to the exercise of professional judgment and except as expressly described herein, CIBC Wood Gundy did not attempt to verify independently the accuracy or completeness of any such information, data, advice, opinions and representations. Senior management of Enertec and Veritas DGC represented to CIBC Wood Gundy, in letters delivered as of March 30, 1999 in the case of Enertec and as of March 22, 1999, in the case of Veritas DGC, among other things, that the information, data, opinions and other materials provided to it by or on behalf of Enertec or Veritas DGC were complete and correct as of the date of such information and that since the date of such information, there had been no material change, financial or otherwise, in the position of Enertec or Veritas DGC, or in their assets, liabilities (contingent or otherwise), businesses or operations and there had been no changes of any material fact of a nature as to render the information untrue or misleading in any material aspect.

     The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. Accordingly, CIBC Wood Gundy believes that its analysis must be considered as a whole and that considering any portion of such analysis and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the Opinion. The Opinion was rendered on the basis of securities markets, economic and general business and financial conditions prevailing as of its date and the condition and prospects, financial and otherwise, of Enertec and Veritas DGC as they were reflected in the information and documents reviewed by CIBC Wood Gundy and as they were represented to CIBC Wood Gundy in its discussions with the respective management of each of Enertec and Veritas DGC. In its analyses and in connection with its preparation of the Opinion, CIBC Wood Gundy made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of CIBC Wood Gundy or any party involved in the Arrangement. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth therein. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses may actually be sold. CIBC Wood Gundy was not authorized by Enertec or its board of directors to solicit, nor did it solicit, third party indications of interest for the acquisition or merger of Enertec.

     Some of the summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses performed by CIBC Wood Gundy, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data set forth in the tables without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by CIBC Wood Gundy. The following paragraphs summarize the significant analyses performed by CIBC Wood Gundy in arriving at the Opinion.

     Share Trading History. To provide contextual data and comparative market data, CIBC Wood Gundy reviewed the history of the trading prices and volume for the Enertec Common Shares and the Veritas DGC Common Stock, both separately and in relation to a market index and two comparative company indices. The market index used was the Standard & Poor's 500 Index. The comparative company indices used were an index of twelve seismic services companies and an index of five Canadian-based oilfield services companies. In addition, CIBC Wood Gundy reviewed the historical relative relationship between the per share market prices of the Enertec Common Shares and the Veritas DGC Common Stock and compared this to the Transaction Consideration. CIBC Wood Gundy further noted that the relationship of the Veritas DGC Common Stock to the Enertec Common Shares at all times during the two periods presented below was never higher than the Transaction Consideration.

                                     LAST TWELVE MONTHS ENDING    AUGUST 1, 1998 --
                                          MARCH 30, 1999           MARCH 30, 1999
                                     -------------------------    -----------------
Relative relationship..............      0.104X -- 0.345X         0.141X -- 0.345X

     Selected Comparative Public Company Analysis. Using publicly available information, CIBC Wood Gundy compared selected historical and projected financial, operating and stock market performance data of Enertec and Veritas DGC to the corresponding data of publicly traded seismic services companies that included the following:

     -  Cie Generale de Geophysique

     -  Core Laboratories N.V.

     -  Dawson Geophysical Company

     -  Eagle Geophysical, Inc.

     -  GeoKinetics Inc.

     -  Input/Output Inc.

     -  Kelman Technologies Inc.

     -  Omni Energy Services Corp.

     -  Paradigm Geophysical Ltd.

     -  Petroleum Geo-Services, AS

     -  Seitel, Inc.

     -  TGS Nopec ASA

     With respect to these companies, CIBC Wood Gundy noted that:

     - all but one were listed on U.S. stock exchanges, unlike Enertec, and had generally larger market values and greater trading liquidity than Enertec; and

     - the companies with U.S. listings, with generally larger market values and with greater trading liquidity have generally traded at premium multiples to those of Enertec.

     Both Enertec and Veritas DGC operate businesses for which there are no directly comparable companies. Accordingly, analysis of the results of the foregoing was not simply mathematical nor necessarily precise; rather, it involved complex consideration and judgments concerning differences in financial and operating characteristics of companies and other factors that could affect public trading values. Nonetheless, CIBC Woody Gundy believed the following six seismic companies to be the most comparable to Enertec due to the greater similarities of their business operations.

     -  Dawson Geophysical Company

     -  Eagle Geophysical, Inc.

     -  Paradigm Geophysical Ltd.

     -  Cie Generale de Geophysique

     -  Kelman Technologies Inc.

     -  GeoKinetics Inc.

     In its analysis, CIBC Wood Gundy believed the multiples of 1998 and estimated 1999 earnings before interest, taxes, depreciation and amortization ("EBITDA") and after-tax cash flow from operations ("CFFO"), which are widely accepted measures of cash flow, and the most recent book values of assets and shareholders' equity to be the most relevant for the comparative company trading analysis. CIBC Wood Gundy determined the average multiples of these six selected companies, which are presented below. Estimated 1999 net income, CFFO and EBITDA were estimated by independent research analysts and compiled by CIBC Wood Gundy.

Enterprise Value to:
-- 1998 EBITDA..............................................   4.2X
-- 1999 EBITDA..............................................   4.4X
-- Book Value of Assets.....................................   1.1X

Market Value to:
-- 1998 Net Income..........................................  12.7X
-- 1998 CFFO................................................   5.0X
-- 1999 Net Income..........................................   8.1X
-- 1999 CFFO................................................   6.6X
-- Shareholders' Equity.....................................   0.8X

     CIBC Wood Gundy noted that prior to the announcement of the letter of intent with respect to the Transaction, the indicated trading multiples of Enertec were below the indicated range of average trading multiples of the six comparative companies and at the close of trading on February 22, 1999, the date of the transaction announcement, and on March 30, 1999, the date of the Opinion, the indicated trading multiples of Enertec generally fell within or at a premium to the average trading multiples of these.

     Enertec's corresponding trading multiples as of February 22, 1999, the date of the transaction announcement, and as of March 30, 1999, the date of the Opinion, were as follows:

                                        AS OF FEBRUARY 22, 1999    AS OF MARCH 30, 1999
                                        -----------------------    --------------------
Enterprise Value to:
-- 1998 EBITDA........................            3.4X                      4.8X
-- 1999 EBITDA........................            7.3X                     10.3X
-- Book Value of Assets...............            1.2X                      1.7X
Market Value to:
-- 1998 Net Income....................           11.6X                     17.4X
-- 1998 CFFO..........................            3.2X                      4.8X
-- 1999 Net Income....................        *                         *
-- 1999 CFFO..........................            4.3X                      6.5X
-- Shareholders' Equity...............            0.9X                      1.3X

---------------

* No multiple.

     By applying the corresponding multiples presented above to Enertec's 1998 EBITDA, net income and CFFO and estimated 1999 EBITDA, Net Income and CFFO and book value of assets and shareholders' equity, CIBC Wood Gundy arrived at a range of estimated fully-diluted equity values of C$2.67 to C$8.24 per share.

     Selected Comparative Transaction Analysis. CIBC Wood Gundy reviewed publicly available financial information for the following four mergers and acquisitions involving oilfield services companies that CIBC Wood Gundy believed to be reasonably comparable to the Transaction:

     -  Key Energy Services, Inc./Dawson Production Services, Inc.

     -  R&B Falcon Corp./Cliffs Drilling Co.

     -  Nabors Industries Inc./Bayard Drilling Technologies Inc.

     -  Nabors Industries Inc./Pool Energy Services Co.

     CIBC Wood Gundy noted that there are no directly comparable transactions to the Transaction.

     For the comparative transactions, CIBC Wood Gundy calculated the following average multiples for the acquisitions above:



Aggregate Purchase Price to:
-- Last twelve months EBITDA................................   7.7X
-- Forward Consensus EBITDA.................................   5.8X
-- Book Value of Assets.....................................   1.0X
Equity Purchase Price to:
-- Last twelve months Net Income............................  21.5X
-- Last twelve months CFFO..................................   6.2X
-- Forward Consensus Net income.............................  21.6X
-- Forward Consensus CFFO...................................   5.3X
-- Shareholders' Equity.....................................   1.2X


     By applying the corresponding multiples of the comparative transactions presented above to Enertec's 1998 Net Income, CFFO and EBITDA and estimated 1999 Net Income, CFFO and EBITDA and book value of its assets and shareholders' equity, CIBC Wood Gundy arrived at a range of estimated fully-diluted equity values of C$3.95 to C$13.40 per share. As of the date of the Opinion and after applying the exchange ratio of 0.345 per Enertec Common Share, each such share had a value of C$5.24.

     Pro Forma Combination Analysis. CIBC Wood Gundy performed an analysis of the potential pro forma effect of the Transaction on Enertec's per share earnings and CFFO for the years ending December 31, 1998 and

December 31, 1999, which assumed that the Transaction was consummated on December 31, 1997. In performing this analysis, CIBC Wood Gundy assumed:

     - the Transaction will provide 0.345 of a Series 1 Exchangeable Share in exchange for each Enertec Common Share;

     - the Transaction would be accounted for under the pooling-of-interests method of accounting;

     - Enertec shareholders resident in Canada would generally receive tax deferred treatment on the receipt of Series 1 Exchangeable Shares; and

     - annual operating cost savings of approximately $1.5 million, which were estimated by Veritas DGC, could be achieved as a result of the Transaction.

     CIBC Wood Gundy combined the historical and projected operating results of Enertec (provided by Enertec management) with the corresponding historical and projected operating results of Veritas DGC (provided by Veritas DGC management) to arrive at the combined company pro forma historical and projected operating results. CIBC Wood Gundy divided these results by the pro forma fully diluted shares outstanding to arrive at a combined company per share earnings and CFFO. CIBC Wood Gundy then compared the combined company per share earnings and CFFO to Enertec's historical and projected stand-alone per share earnings and CFFO (provided by Enertec management) to determine the pro forma impact of the Transaction. This analysis suggested that, on a pro forma basis assuming the Transaction was consummated on December 31, 1997:

     - the Transaction would have been accretive to Enertec's per share earnings and CFFO in 1998; and

     - assuming the accuracy of the projected results supplied by the respective companies, the Transaction would be accretive to Enertec's per share earnings and CFFO in 1999.


     As discussed elsewhere, subsequent to the date of the Opinion, the companies determined that the Transaction would be accounted for using the purchase method of accounting rather than the pooling of interests method. The change in this assumption would not have had a material impact to CIBC Wood Gundy's pro forma combination analysis.


     Merger Premium Analysis. CIBC Wood Gundy examined median percentage premiums of the purchase price paid at announcement date for the following comparative transactions:

     -  Baker Hughes Incorporated/Western Atlas Inc.

     -  Key Energy Services, Inc./Dawson Production Services, Inc.

     -  R&B Falcon Corp./Cliffs Drilling Co.

     -  Nabors Industries Inc./Bayard Drilling Technologies Inc.

     -  Nabors Industries Inc./Pool Energy Services Co.

     CIBC Wood Gundy determined the median percentage premium paid in the above comparative transactions, being the value of the consideration as of the date of announcement of the comparative transaction, relative to the target's share price for the period specified in the table below. These medians were compared to the premium paid to Enertec shareholders in respect of the Veritas DGC Common Stock price, as of the close of trading on February 22, 1999, relative to Enertec's share price for the periods specified in the table below.

DATE PRIOR TO ANNOUNCEMENT                      COMPARATIVE TRANSACTIONS    ENERTEC
--------------------------                      ------------------------    -------
One day.......................................           28.6%               22.5%
One week......................................           43.6%               30.1%
Four weeks....................................           36.0%               30.1%

     CIBC Wood Gundy also determined the median percentage premium paid in the above comparative transactions, being the value of the consideration as of the date of the comparative transaction, or if not closed, as of March 30, 1999, relative to the acquiror's share price for the periods specified in the table below. These medians were compared to the premium paid to Enertec shareholders in respect of the Veritas DGC Common Stock prices as of March 30, 1999, relative to Enertec's share prices for the periods specified in the table below.

DATE PRIOR TO ANNOUNCEMENT                      COMPARATIVE TRANSACTIONS    ENERTEC
--------------------------                      ------------------------    -------
One day.......................................           30.4%               73.6%
One week......................................           43.1%               84.4%
Four weeks....................................           35.5%               84.4%

     Pursuant to an engagement agreement dated February 26, 1999, among Enertec, CIBC Wood Gundy and CIBC Oppenheimer Corp., Enertec has agreed to pay CIBC Wood
Gundy: (1) a fee of C$100,000 in connection with CIBC Wood Gundy's delivery of an opinion to the Enertec board regarding the fairness, from a financial point of view, of the Transaction Consideration, and (2) a fee of C$65,000 for Dealer Manager services, if these services are requested by Enertec's board. Enertec has also agreed to reimburse CIBC Wood Gundy for its reasonable out-of-pocket fees, expenses and costs, including reasonable fees and disbursements of its legal counsel. In addition, Enertec has agreed to indemnify CIBC Wood Gundy, CIBC Oppenheimer Corp., their affiliates and their respective directors, officers, employees and advisors, against certain liabilities, including liabilities under relevant securities laws.

     CIBC Wood Gundy was selected by the Enertec board based on CIBC Wood Gundy's substantial experience in transactions similar to the Transaction and familiarity with Enertec and its operations and the oilfield services industry generally. CIBC Wood Gundy regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

     In the ordinary course of its business, CIBC Wood Gundy and its affiliates may actively trade the securities of Enertec for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

TRANSACTION MECHANICS

     The following is a summary description of the Arrangement and is qualified in its entirety by the full text of the Arrangement attached as Annex D.

     The following diagrams set forth the ownership structure of the parties to the Arrangement before and after the Transaction.
                       [DIAGRAMS OF OWNERSHIP STRUCTURE]


     The Arrangement provides that each Enertec Common Share will be transferred by the Enertec shareholders to VESI and the sole consideration received therefor will be for 0.345 (the "Exchange Ratio") of a VESI Series 1 Exchangeable Share. Holders of Series 1 Exchangeable Shares will have the right to later exchange those shares for the same number of shares of Veritas DGC Common Stock. Based on the number of Enertec Common Shares outstanding on August 6, 1999, after all exchanges of Series 1 Exchangeable Shares for Veritas DGC Common Stock, the
former Enertec shareholders will own approximately      shares of Veritas DGC
Common Stock, being approximately      % of the outstanding Veritas DGC Common
Stock. On the 10th anniversary of the Effective Date, unless such date shall be extended to a specified later date by the VESI board of directors, not to be later than the 15th anniversary of the Effective Date, or such earlier date as specified by the VESI board of directors if:


     - there are fewer than 10,000 Series 1 Exchangeable Shares outstanding (other than Series 1 Exchangeable Shares held by Veritas DGC and entities controlled by Veritas DGC); or

     - if at any time after the 5th anniversary there are fewer than 250,000 VESI Exchangeable Shares outstanding (other than VESI Exchangeable Shares held by Veritas DGC and entities controlled by Veritas DGC) and Veritas DGC exercises its option to redeem all of such outstanding VESI Exchangeable Shares,

(the "Automatic Redemption Date"), VESI must redeem all but not less than all of the then outstanding Series 1 Exchangeable Shares in exchange for an equal number of shares of Veritas DGC Common Stock, plus an additional amount equivalent to the full amount of all declared and unpaid dividends on such Series 1 Exchangeable Shares. However, Veritas DGC will have the overriding right to purchase on the Automatic Redemption Date all but not less than all of the outstanding Series 1 Exchangeable Shares in exchange for one share of Veritas DGC Common Stock for each such Series 1 Exchangeable Share, plus an additional amount equivalent to the full amount of all declared and unpaid dividends on such Series 1 Exchangeable Share. VESI shall, at least 120 days before the Automatic Redemption Date, provide the registered holders of Series 1 Exchangeable Shares with written notice of the proposed redemption of the Series 1 Exchangeable Shares by VESI.

     Veritas DGC and VESI will enter into agreements to ensure that holders of the Series 1 Exchangeable Shares will have the same voting, dividend and liquidation rights as holders of Veritas DGC Common Stock. For a description of the Series 1 Exchangeable Share voting rights, see "The Companies After the Transaction -- Voting and Exchange Trust Agreement" and Annex F which sets forth the full text of the Voting Trust and Exchange Agreement.

     The Series 1 Exchangeable Shares are subject to adjustment or modification in the event of a stock split or other changes to the capital structure of Veritas DGC so as to maintain the initial one-to-one ratio between the Series 1 Exchangeable Shares and Veritas DGC Common Stock.

     Enertec shareholders will be entitled to make an income tax election pursuant to section 85 of the Income Tax Act (Canada) (the "Canadian Tax Act") with respect to the transfer of their Enertec Common Shares to VESI by providing two signed copies of the necessary election forms to VESI within 90 days following the effective date of the Transaction (the "Effective Date"), duly completed with the details of the number of shares transferred and the applicable agreed amounts for the purposes of such elections. Thereafter, subject to the election forms complying with the provisions of the Canadian Tax Act, the forms will be signed by VESI and returned to such Enertec shareholders for filing with Revenue Canada.

     The sole consideration to be received by the holders of Enertec Common Shares for the transfer of such shares to VESI shall be the Series 1 Exchangeable Shares issued in connection with such transfer. All other rights and benefits received by the holders of Enertec Common Shares in connection with the consummation of the Arrangement shall be in consideration of the grant by such holders to Veritas DGC of Veritas DGC's rights in respect of the Series 1 Exchangeable Shares and the other consideration received by Veritas DGC from the holders of Enertec Common Shares (excluding the Enertec Common Shares) including, without limitation, the termination of the Rights (as defined in the Shareholder Rights Plan Agreement between Enertec and Montreal Trust Company of Canada) (the "Veritas DGC Consideration").

     At the effective time of closing of the Transaction (the "Effective Time"), each Enertec Option outstanding immediately prior to the Effective Time will be exchanged for an option under the Veritas DGC Option Plan exercisable for a number of whole shares of Veritas DGC Common Stock equal to the number of Enertec Common Shares subject to the Enertec Option at the Effective Time multiplied by the Exchange Ratio, at an exercise price per share of Veritas DGC Common Stock equal to the exercise price per share of such Enertec Option immediately prior to the Effective Time divided by the Exchange Ratio, such exercise price to be converted into United States dollars. If this calculation results in an exchanged Enertec Option being exercised for a fractional share of Veritas DGC Common Stock, then the number of shares shall be rounded down to the nearest whole number of shares and the total exercise price for the option will be reduced by the exercise price of the fractional share. Each Veritas DGC Option shall be fully vested immediately after the Effective Time.

     In order to facilitate the completion of the combination, the Arrangement will also include the following:

     -  the elimination of the unissued Class 1 Preferred Shares of Enertec,

     - the amendment of all share provisions and contractual terms in connection with the VESI Exchangeable Shares which restrict the ability of VESI to issue further exchangeable shares,

     - the amendment of all share provisions and contractual terms necessary to allow for all VESI exchangeable shares issued now and in the future to rank equally so that no future exchangeable share issuances will prejudice former groups of exchangeable shareholders,

     - the creation of a new class of VESI exchangeable shares issuable in series, the first such series being the Series 1 Exchangeable Shares used to complete the Transaction, and

     - the termination of the Shareholder Rights Plan Agreement between Enertec and Montreal Trust Company of Canada and all outstanding rights under the agreement.

     In order to allow Veritas DGC to consolidate its Canadian operations, the Transaction structure will result in Enertec becoming a wholly-owned subsidiary of VESI. Under the ABCA, a wholly-owned subsidiary may be consolidated with its parent by way of either amalgamation or wind-up through a procedure requiring only directors' approval. Following the Effective Date, Veritas DGC will review Enertec's operations in order to identify the benefits which may result from a consolidation.

     In order to complete any future desired business combinations involving the issuance of additional exchangeable shares without the necessity of incurring the time and expense of obtaining the consent of exchangeable shareholders from prior transactions, the Arrangement will also permit VESI to issue further series of the Class A Exchangeable Shares (of which the Series 1 Exchangeable Shares are a series) by action of its board of directors. The articles of VESI and related contractual agreements will provide that all VESI exchangeable shares will rank equally so that future issuances will not prejudice former groups of exchangeable shareholders.

     Finally, the Arrangement includes two matters which are unrelated to the Transaction or future combination transactions. The first would increase the number of authorized shares of VESI from one to an unlimited number in order to provide flexibility for intercorporate transactions between VESI and Veritas DGC. Veritas DGC would still be required to own all issued VESI common shares. The second matter would provide for meetings of VESI shareholders to be held in Houston, Texas, as well as in Alberta.

     Enclosed with copies of this Joint Proxy Statement delivered to the registered holders of Enertec Common Shares is the Enertec letter of transmittal, which when duly completed and returned together with a certificate for Enertec Common Shares, will enable the holder to receive the number of Series 1 Exchangeable Shares to which such holder is entitled. See "-- Procedures for Transfer of Share Certificates by Enertec Shareholders and Enertec Optionholders."

     On the Effective Date, Veritas DGC's Restated Certificate of Incorporation will be amended to (1) create a new series of ordinary shares, designated ERS Special Voting Stock, and (2) delete a restriction which prohibits the Veritas DGC board of directors from designating a new series of ordinary shares, such as the ERS Special Voting Stock, without the approval of all outstanding ordinary shares. See, "Proposed Veritas DGC Charter Amendment."

THE COMBINATION AGREEMENT

     Representations, Warranties and Covenants. The Combination Agreement, as amended and restated, among Veritas DGC, VESI and Enertec dated as of March 30, 1999, attached as Annex B (the "Combination Agreement"), contains certain customary representations and warranties of each of Enertec and Veritas DGC relating to, among other things, their respective organization, capital structures, qualification, operations, financial condition, intellectual property rights, year 2000 compliance, compliance with necessary regulatory or governmental authorities and other matters, including their authority to enter into the Combination Agreement and to consummate the Transaction. The Combination Agreement also contains representations of VESI relating to, among other things, its capital structure, tax status, compliance with necessary regulatory or governmental authorities and other matters, including its authority to enter into the Combination Agreement and to consummate the Transaction. Pursuant to the Combination Agreement, the parties have agreed to advise each other of material changes and to provide the others with interim financial information. Further, the parties have agreed to apply for and use their commercially reasonable efforts to obtain all court, regulatory and other consents and approvals required for the consummation of the Combination Agreement, to use their commercially reasonable efforts to effect the transactions contemplated by the Combination Agreement, including the preparation and mailing of this Joint Proxy Statement, and to provide the other parties and their respective counsel with such information as they may reasonably request. Also pursuant to the Combination Agreement, Veritas DGC and Enertec have covenanted that, among other things, until the earlier of the termination of the Combination Agreement or the Effective Time, each will maintain its business, not take certain actions outside the ordinary course, and use its commercially reasonable efforts to consummate the Transaction. Veritas DGC also agreed to use its commercially reasonable efforts, with the cooperation and assistance of Enertec, to list the Series 1 Exchangeable Shares on the TSE as of the Effective Date.

     The Combination Agreement also provides that until the earlier of the Effective Time or the termination of the Combination Agreement, Enertec and its subsidiaries will not (and it will use its best efforts to ensure that none of its officers, directors, employees, agents, representatives or affiliates) directly or indirectly:

     - solicit, encourage, initiate or participate in any negotiations, inquiries or discussions with respect to any offer or proposal (an "Acquisition Proposal") to acquire all or any significant part of its business, assets or capital shares whether by arrangement, amalgamation, merger, consolidation, other business combination, purchase of assets, tender or exchange offer or otherwise (each of the foregoing, an "Acquisition Transaction");

     - disclose any information not customarily disclosed to any person concerning its business or properties or afford to any person or entity access to its properties, books or records, except in the ordinary course of business and as required by law or pursuant to a governmental request for information;

     - enter into or execute any agreement relating to an Acquisition Transaction, plan of reorganization, or other agreement calling for the sale of all or any significant part of its business and properties; or

     - except as required by law, make or authorize any public statement, recommendation or solicitation with respect to any Acquisition Transaction or any offer or proposal relating to an Acquisition Transaction other than with respect to the Arrangement, provided that the Combination Agreement does not prevent the Enertec board from considering, negotiating, approving and recommending to the Enertec shareholders an unsolicited bona fide written Acquisition Proposal, for which adequate financial arrangements have been made, which the Enertec board determines in good faith (after consultation with its financial advisors, and after receiving a written opinion of outside legal counsel to the effect that the Enertec board is required to do so in order to discharge properly its fiduciary duties) would, if consummated in accordance with its terms, result in a transaction financially superior to the shareholders of Enertec than the transaction contemplated by the Combination Agreement (a "Superior Proposal").

     Conditions to Closing. The Combination Agreement provides that the respective obligations of each party to complete the Transaction are subject to a number of conditions, including the following material conditions:

     - the Arrangement shall have been approved and adopted by the required votes of the Enertec shareholders and optionholders and VESI exchangeable shareholders;

     - the Charter Amendment shall have been approved by the required vote of Veritas DGC stockholders and VESI exchangeable shareholders;

     - all consents, including the Final Order (the "Final Order") of the Court of Queen's Bench of Alberta (the "Court") and any other regulatory approvals that are legally required for the consummation of the Transaction and the transactions contemplated by the Combination Agreement shall have occurred, been filed or been obtained;

     - no order, decree or ruling or statute, rule, regulation or order shall be threatened, enacted, entered or enforced by any governmental agency that prohibits or renders illegal the consummation of the Transaction;

     - there shall be no temporary restraining order, preliminary injunction, permanent injunction or other order preventing the consummation of the Transaction issued by any Canadian or U.S. federal, provincial or state court remaining in effect, nor shall any proceeding seeking any of the foregoing be pending;

     - the representations and warranties of the parties shall be true and correct in all material respects as of the Effective Time as though made at and as of the Effective Time;

     - the parties shall have performed in all material respects all agreements and covenants to be performed by them under the Combination Agreement;

     - the parties shall have received legal opinions dated as of the closing date as to matters customary to transactions of the type contemplated by the Combination Agreement;

     - the parties shall have received opinions from independent accountants to the effect that the Transaction will qualify for pooling of interests accounting treatment;

     - the Series 1 Exchangeable Shares shall have been approved for listing on the TSE (a condition precedent to Enertec's obligation only);

     - holders of no more than 5% of the Enertec Common Shares shall have notified Enertec of their intention to dissent from the Arrangement and the transactions contemplated thereby (a condition precedent to Veritas DGC's obligations only); and

     - Enertec shall have received favorable tax opinions dated as of the closing date as to certain Canadian tax consequences of the Transaction (a condition precedent to Enertec's obligations only).

     Termination. The Combination Agreement may be terminated by mutual agreement of Enertec and Veritas DGC at any time prior to the Effective Time. In addition, either Enertec or Veritas DGC may terminate the Combination Agreement prior to the Effective Time if:

     - there has been a breach of any representation, warranty, covenant or agreement contained in the Combination Agreement on the part of the other party, and such breach has not been cured within 15 business days after notice thereof;


     - all conditions for closing the Transaction have not been satisfied or waived by October 15, 1999 (other than as a result of a breach by the terminating party);


     - any required approval of the shareholders of Enertec or VESI or the stockholders of Veritas DGC shall not have been obtained; or

     - any suit, action or other proceeding shall be pending or threatened by any governmental entity in which it is sought to restrain, prohibit or otherwise affect the consummation of the transactions contemplated by the Combination Agreement.

     Enertec may also terminate the Combination Agreement prior to the Effective Time if the Enertec board determines in good faith that it is required by its fiduciary duties to recommend to the Enertec shareholders that they vote against the Arrangement and approve a Superior Proposal and either:

     - Veritas DGC has not within five business days of receiving notice of Enertec's receipt of the Superior Proposal, revised its take-over proposal; or

     - if Veritas DGC has revised its take-over proposal, the Enertec board determines in good faith that the Superior Proposal is more favorable to the Enertec shareholders than Veritas DGC's revised take-over proposal.

     Upon termination of the Combination Agreement in accordance with the terms thereof, none of the parties or their respective officers or directors shall have any further liability under the agreement, but no party shall be released from any liability arising from the wilful breach by such party of any of its representations, warranties or agreements contained in the agreement.

OTHER AGREEMENTS

     Enertec and Veritas DGC have entered into agreements with each of the affiliates (as defined in Rule 145 under the United States Securities Act of 1933 (the "Securities Act")) of Enertec, pursuant to which such persons have agreed that they will not, subsequent to the Transaction, sell, pledge or otherwise dispose of any Series 1 Exchangeable Shares unless: (1) such transaction is permitted pursuant to the provisions of Rule 145 under the Securities Act; (2) a registration statement covering the transaction shall have been filed with the SEC and made effective under the act, or (3) such transaction is permitted under an exemption from registration under the act.

COURT APPROVAL OF THE ARRANGEMENT AND COMPLETION OF THE TRANSACTION

     An arrangement of a corporation under the ABCA requires approval by both the Court and the shareholders, and, if applicable, optionholders of the subject corporation. Prior to the mailing of this Joint Proxy Statement, Enertec and VESI obtained the Interim Order of the Court, which is attached as Annex C (the "Interim Order"), providing for the calling and holding of the Enertec meeting, the VESI meeting and other procedural matters. The Notice of Petition for the Final Order appears at the front of this Joint Proxy Statement.

     Subject to the approval of the Arrangement by the Enertec shareholders and Enertec optionholders at the Enertec meeting and by the VESI exchangeable shareholders at the VESI meeting, the hearing in respect of the Final Order is
scheduled to take place on           , 1999 at      a.m. (Calgary time) in the
Court at the Court House, 611 4th Street S.W., Calgary, Alberta, Canada. All Enertec shareholders, Enertec optionholders and VESI exchangeable shareholders who wish to participate or be represented or to present evidence or arguments at that hearing must serve and file a notice of appearance as set out in the Notice of Petition for the Final Order and satisfy any other requirements. At the hearing of the application in respect of the Final Order, the Court will consider, among other things, the fairness and reasonableness of the Arrangement. The Court may approve the Arrangement as proposed or as amended in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court deems fit.

     Assuming the Final Order is granted and the other conditions to the Combination Agreement are satisfied or waived, it is anticipated that the following will occur substantially simultaneously: Articles of Arrangement will be filed with the Registrar under the ABCA to give effect to the Arrangement, the Support Agreement between VESI and Veritas DGC substantially in the form of Annex E (the "Support Agreement") and the Voting and Exchange Trust Agreement between VESI, Veritas DGC and CIBC Mellon Trust Company (the "Trustee") substantially in the form of Annex F (the "Voting and Exchange Trust Agreement") will be executed and delivered, and the various other documents necessary to close the Combination Agreement will be executed and delivered.


     Subject to the foregoing, it is presently anticipated that the Transaction will be completed, and the Effective Time will occur, on or about September 23, 1999.


ANTICIPATED ACCOUNTING TREATMENT

     The Arrangement is anticipated to be accounted for using the purchase method of accounting under U.S. GAAP. Under the purchase method of accounting, the assets and liabilities of Enertec will be recorded by Veritas DGC at their fair market value, resulting in recognition of additional goodwill.

PROCEDURES FOR TRANSFER BY ENERTEC SHAREHOLDERS AND ENERTEC OPTIONHOLDERS

     Enertec Shareholders. Enclosed with copies of this Joint Proxy Statement delivered to the registered holders of Enertec Common Shares is an Enertec letter of transmittal which, when duly completed and returned together with a certificate for Enertec Common Shares, shall enable each Enertec shareholder to receive Series 1 Exchangeable Shares equal to the number of Enertec Common Shares held by such shareholder multiplied by the Exchange Ratio. See
"-- Transaction Mechanics."

     No certificates representing fractional Series 1 Exchangeable Shares will be issued. In lieu of fractional Series 1 Exchangeable Shares, each Enertec shareholder who would otherwise be entitled to receive a fraction of a Series 1 Exchangeable Share shall be paid by VESI an amount of cash (rounded to the nearest whole cent) equal to the Canadian dollar equivalent product of (1) such fraction, multiplied by (2) the average closing price of the Veritas DGC Common Stock on the NYSE for the ten trading days ended on the last trading date prior to the Effective Date.

     Any use of the mails to transmit a certificate for Enertec Common Shares and a related Enertec letter of transmittal is at the risk of the Enertec shareholder. If these documents are mailed, it is recommended that registered mail, with return receipt requested, properly insured, be used.

     If the Transaction is completed, certificates representing the appropriate number of Series 1 Exchangeable Shares issuable to a former Enertec shareholder who has complied with the procedures set out above, together with a cheque in the amount, if any, payable in lieu of fractional Series 1 Exchangeable Shares will, as soon as practicable after the later of the Effective Date and the date of receipt of a certificate for Enertec Common Shares and a related Enertec letter of transmittal, be (1) forwarded to the holder at the address specified in the Enertec letter of transmittal by first class mail or (2) made available at the offices of CIBC Mellon Trust Company for pickup by the holder, if requested by the holder in the Enertec letter of transmittal.

     Enertec shareholders will be entitled to make an income tax election pursuant to subsection 85(1) of the Canadian Tax Act with respect to the transfer of their Enertec Common Shares to VESI by providing two signed copies of the necessary election forms to VESI within 90 days following the Effective Date, duly completed with the details of the number of shares transferred and the applicable agreed amounts for the purposes of such elections. Thereafter, subject to the election forms complying with the provisions of the Canadian Tax Act, the forms will be signed by VESI and returned to such Enertec shareholders for filing with Revenue Canada.

     If the Transaction does not close, all certificates representing Enertec Common Shares transmitted with a related Enertec letter of transmittal will be returned to Enertec shareholders.

     Where a certificate for Enertec Common Shares has been destroyed, lost or mislaid, the registered holder of that certificate should immediately contact Montreal Trust Company of Canada regarding the issuance of a replacement certificate upon the holder satisfying such requirements as may be imposed by Enertec in connection with issuance of the replacement certificate.

     Enertec Optionholders. Each outstanding Enertec Option will be automatically exchanged for a Veritas DGC Option at the Effective Date in accordance with the terms of the Combination Agreement and the Arrangement, without any action on the part of the Enertec optionholders. Promptly after the Effective Time, Veritas DGC will notify each Enertec optionholder of such exchange, with any relevant information, and the United States dollar exercise price of such exchanged option.

STOCK EXCHANGE LISTINGS

     The Veritas DGC Common Stock currently trades on the NYSE and the TSE. The NYSE has approved the listing on the Effective Date, subject to notice of issuance, of the Veritas DGC Common Stock issuable upon the exchange of Series 1 Exchangeable Shares, and on the exercise of Veritas DGC Options. The TSE has accepted notice of the proposed Arrangement and has conditionally approved the listing and posting for trading on the Effective Date of the Series 1 Exchangeable Shares, and the Veritas DGC Common Stock issuable upon the exchange of Series 1 Exchangeable Shares and upon the exercise of Veritas DGC Options, subject to compliance with all of the requirements of the TSE, including distribution of the Series 1 Exchangeable Shares to a minimum number of public shareholders.

ELIGIBILITY FOR INVESTMENT IN CANADA

     Series 1 Exchangeable Shares. The Series 1 Exchangeable Shares, provided they are listed on a prescribed stock exchange in Canada (which currently includes the TSE) and provided that VESI maintains a substantial presence in Canada, will not be foreign property under the Canadian Tax Act for trusts governed by registered retirement savings plans, registered retirement income funds and deferred profit sharing plans, for registered pension plans or for certain other persons to whom
Part XI of the Canadian Tax Act apply.

     The Series 1 Exchangeable Shares will be qualified investments under the Canadian Tax Act for trusts governed by registered retirement savings plans, registered retirement income funds and deferred profit sharing plans.

     Veritas DGC has indicated that it intends to use its best efforts to cause VESI to maintain the listing of the Series 1 Exchangeable Shares on the TSE.

     Voting Rights and Exchange Rights. The rights of the holders of Series 1 Exchangeable Shares to direct the voting of the one share of ERS Special Voting Stock (the "Voting Share") by the Trustee (the "Voting Rights") and the rights granted to the Trustee to exchange Series 1 Exchangeable Shares for Veritas DGC Common Stock in certain circumstances (the "Exchange Rights") will not be qualified investments and will be foreign property under the Canadian Tax Act. However, as indicated under "Canadian Federal Income Tax Considerations to Enertec Shareholders -- Shareholders Resident in Canada," each of Veritas DGC and VESI is of the view that the fair market value of these rights is nominal.

     Veritas DGC Common Stock. The Veritas DGC Common Stock will be a qualified investment under the Canadian Tax Act for trusts governed by registered retirement savings plans, registered retirement income funds and deferred profit sharing plans provided such shares remain listed on the NYSE or another prescribed stock exchange. The Veritas DGC Common Stock will be foreign property under the Canadian Tax Act.

REGULATORY MATTERS

     The Transaction is subject to the premerger filing requirements of the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976 and, on April 12, 1999, Veritas DGC and Enertec made premerger filings under the act with the Federal Trade Commission and the Antitrust Division of the Department of Justice. On April 22, 1999, the FTC notified Veritas DGC and Enertec that their respective requests for early termination of the waiting period under the act had been granted and that the waiting period had been terminated.

RESALE OF SERIES 1 EXCHANGEABLE SHARES AND VERITAS DGC COMMON STOCK RECEIVED IN THE TRANSACTION

     United States. The issuance of Series 1 Exchangeable Shares to holders of Enertec Common Shares will not be registered under the Securities Act. Such shares will be issued in reliance upon the exemption available pursuant to
Section 3(a)(10) of the Securities Act. Section 3(a)(10) exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have the right to appear. The Court is authorized to conduct a hearing to determine the fairness of the terms and conditions of the Arrangement, including the proposed issuance of securities in exchange for other outstanding
securities. The Court entered the Interim Order on           , 1999 and subject
to the approval of the Arrangement by the Enertec shareholders and the VESI exchangeable shareholders, a hearing on the fairness of the Arrangement will be
held on           , 1999 by the Court. See "-- Court Approval of the Arrangement
and Completion of the Transaction." Veritas DGC, VESI and Enertec believe that the issuance by VESI of the Series 1 Exchangeable Shares in exchange for the Enertec Common Shares is exempt under Section 3(a)(10) of the Securities Act and that they will receive a letter from the SEC confirming that the staff of the SEC will not recommend any enforcement action with respect to such issuance.

     The Series 1 Exchangeable Shares will be freely transferable under U.S. federal securities laws, except by persons who are affiliates of Enertec prior to the Transaction. Shares held by such affiliates may be resold by them only in transactions permitted by the resale provisions of Rule 145(d)(1), (2), or (3) promulgated under the Securities Act or as otherwise permitted under the Securities Act. Rule 145(d)(1) generally provides that affiliates of Enertec may not sell securities of Veritas DGC received in the Arrangement unless pursuant to an effective registration statement or unless pursuant to the volume, current public information, manner of sale and timing limitations of Rule 144. These limitations generally require that any sales made by an affiliate in any three-month period not exceed the greater of 1% of the outstanding shares of Veritas DGC or the average weekly trading volume over the four calendar weeks preceding the placement of the sell order and that such sales be made in unsolicited, open market "brokers transactions." Rules 145(d)(2) and (3) generally provide that the foregoing limitations lapse for non-affiliates of Veritas DGC after a period of one or two years, respectively, depending upon whether certain currently available information continues to be available with respect to Veritas DGC.

     Veritas DGC has agreed that it will file and maintain effective a Form S-3 registration statement covering the issuance of the Veritas DGC Common Stock from time to time in exchange for the Series 1 Exchangeable Shares. The shares of Veritas DGC Common Stock issued from time to time in exchange for the Series 1 Exchangeable Shares therefore will be freely transferable under U.S. federal securities laws, subject to restrictions on persons who are affiliates of Veritas DGC.


     Canada. Veritas DGC and VESI expect to receive rulings or orders of certain provincial and territorial securities regulatory authorities in Canada providing exemptions from the registration and prospectus requirements (and the rights and protections otherwise afforded thereunder): (i) to permit the issuance of the Series 1 Exchangeable Shares to Enertec shareholders; (ii) to permit the issuance of Veritas DGC Common Stock to holders of Series 1 Exchangeable Shares; (iii) to permit the exchange of the Enertec Options for options to acquire Veritas DGC Common Stock; and (iv) to permit resale of the Series 1 Exchangeable Shares, Veritas DGC Common Stock issued to holders of Series 1 Exchangeable Shares and Veritas DGC Common Stock issuable on exercise of the options issued in exchange for the Enertec Options, as the case may be, in such provinces and territories without restriction by a shareholder other than a "control person," provided that no unusual effort is made to prepare the market for any such resale or to create a demand for the securities which are the subject of any such resale and no extraordinary commission or consideration is paid in respect thereof. The rulings and orders will provide a rebuttable presumption that a person or company is a control person where the person or company alone or in combination with others holds more than 20% of the outstanding voting securities of Veritas DGC (and for this purpose Veritas DGC Common Stock, VESI Exchangeable Shares and Series 1 Exchangeable Shares are considered to be of the same class). VESI also expects to receive certain exemptions from statutory financial, insider reporting and other reporting requirements in such provinces and territories on the condition that Veritas DGC files with the securities regulatory authorities of such provinces and territories copies of certain of the reports filed with the SEC and that holders of VESI Exchangeable Shares and Series 1 Exchangeable Shares receive materials that are sent to holders of Veritas DGC Common Stock. In Quebec, Veritas DGC and VESI have also applied for an exemption from the requirements of Title IV of the Securities Act (Quebec) (relating to take-over bids and issuer bids) in respect of the issuance of Veritas DGC Common Stock in exchange for Series I Exchangeable Shares.

                      THE COMPANIES AFTER THE TRANSACTION

THE COMBINATION -- GENERAL

     Upon completion of the Transaction, the parent company of the combined entity will be Veritas DGC, which will continue to be a corporation governed by the DGCL. Its principal executive office will continue to be located at 3701 Kirby Drive, Houston, Texas 77098 (telephone number (713) 512-8300). Veritas DGC owns all of the voting securities of VESI, a corporation governed by the ABCA. VESI will own all of the voting securities of Enertec. After the Effective Time, Enertec will continue to be a corporation governed by the ABCA.

VERITAS DGC CAPITAL STOCK

     In the event of the consummation of the Transaction, which requires the adoption by the Veritas DGC stockholders of the Charter Amendment, the capital stock of Veritas DGC will be as summarized below.

     The Veritas DGC Restated Certificate of Incorporation authorizes 40,000,000 ordinary shares, consisting of a series of one share of VESI Special Voting Stock and all other shares being designated as common stock, and 1,000,000 shares of Veritas DGC Preferred Stock. If the Charter Amendment is approved, the Veritas DGC Restated Certificate of Incorporation will authorize an additional series of ordinary shares, consisting of one share designated as ERS Special Voting Stock.


     Veritas DGC Common Stock. Shares of Veritas DGC Common Stock have a par value of U.S. $0.01 per share. The holders of Veritas DGC Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Cumulative voting for the election of directors is not authorized by the Veritas DGC Restated Certificate of Incorporation. The holders of Veritas DGC Common Stock are entitled to receive such dividends as may be declared by the Veritas DGC board of directors out of funds legally available therefor and are entitled upon any liquidation, dissolution or winding-up of Veritas DGC to receive ratably the net assets of Veritas DGC available for distribution. No pre-emptive rights, conversion rights, redemption rights or sinking fund provisions are applicable to the Veritas DGC Common Stock.



     VESI Special Voting Stock. A single share of VESI Special Voting Stock is authorized as a series of ordinary shares for issuance and a single share is outstanding having a par value of U.S. $0.01 per share. Except as otherwise required by law or the Veritas DGC Restated Certificate of Incorporation, the voting share possesses a number of votes equal to the number of outstanding VESI Exchangeable Shares from time to time not owned by Veritas DGC or any entity controlled by Veritas DGC for the election of directors and on all other matters submitted to a vote of stockholders of Veritas DGC. The holders of Veritas DGC Common Stock, the holder of the ERS Special Voting Stock and the holder of the voting share vote together as a single class on all matters. In the event of any liquidation, dissolution or winding up of Veritas DGC, the holder of the voting share is not entitled to receive any assets of Veritas DGC available for distribution to its stockholders. The holder of the voting share is not entitled to receive dividends. At such time as the voting share has no votes attached to it because there are no VESI Exchangeable Shares outstanding not owned by Veritas DGC or an entity controlled by Veritas DGC, and there are no shares of stock, debt, options or other agreements of Veritas DGC that could give rise to the issuance of any VESI Exchangeable Shares to any person (other than Veritas DGC or an entity controlled by Veritas DGC), the voting share will be canceled.



     ERS Special Voting Stock. A single share of ERS Special Voting Stock will be authorized as a series of ordinary shares for issuance and a single share will be outstanding having a par value of U.S. $0.01 per share. Except as otherwise required by law or the Veritas DGC Restated Certificate of Incorporation, the Voting Share will possess a number of votes equal to the number of outstanding Series 1 Exchangeable Shares from time to time not owned by Veritas DGC or any entity controlled by Veritas DGC for the election of directors and on all other matters submitted to a vote of stockholders of Veritas DGC. The holders of Veritas DGC Common Stock, the holder of the VESI Special Voting Stock and the holder of the voting share will vote together as a single class on all matters. In the event of any liquidation, dissolution or winding-up of Veritas DGC, the holder of the voting share will not be entitled to receive any assets of Veritas DGC available for distribution to its stockholders. The holder of the voting share will not be entitled to receive dividends. Pursuant to the Combination Agreement, the voting share will be issued to CIBC Mellon Trust Company (the "Trustee") as trustee under the Voting and

Exchange Trust Agreement. See "-- Voting and Exchange Trust Agreement." At such time as the voting share has no votes attached to it because there are no Series 1 Exchangeable Shares outstanding not owned by Veritas DGC or an entity controlled by Veritas DGC, and there are no shares of stock, debt, options or other agreements of VESI that could give rise to the issuance of any Series 1 Exchangeable Shares to any person (other than Veritas DGC or an entity controlled by Veritas DGC), the voting share will be canceled.

     Veritas DGC Preferred Stock. Shares of Veritas DGC Preferred Stock have a par value of U.S. $0.01 per share. One million shares of preferred stock are presently authorized. The Veritas DGC board of directors will continue to be authorized to provide for the issuance of shares of preferred stock in one or more series, and to establish from time to time the number of shares to be included in each such series, to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. A series of 400,000 shares of Veritas DGC Preferred Stock has been designated for use in connection with the Rights Plan (defined and discussed under "Business of Veritas DGC -- Description of Veritas DGC Capital Stock").

     Although the Veritas DGC board of directors has no present intention of doing so, it could issue a series of Veritas DGC Preferred Stock that could, depending on the terms of such series, provide for a liquidation preference over the Veritas DGC Common Stock or impede the completion of a merger, tender offer or other takeover attempt. The Veritas DGC board of directors, in so acting, could issue Veritas DGC Preferred Stock having terms that could discourage an acquisition attempt through which an acquiror may be otherwise able to change the composition of the board of directors, including a tender or exchange offer or other transaction that some, or a majority, of Veritas DGC's stockholders might otherwise believe to be in their best interests.

VESI SHARE CAPITAL

     The following is a summary description of the share capital of VESI and is qualified in its entirety by reference to the Plan of Arrangement, Class A Exchangeable Share provisions and Series 1 Exchangeable Share provisions attached as Annex D hereto. In the event of the consummation of the Transaction, the share capital of VESI after the Effective Time will have the rights and preferences summarized below.

     COMMON SHARES OF VESI

     The holders of VESI Common Shares will be entitled to receive notice of and to attend all meetings of the shareholders of VESI and will be entitled to one vote for each share held of record on all matters submitted to a vote of holders of VESI Common Shares. The holders of VESI Common Shares will be entitled to receive such dividends as may be declared by the VESI board of directors out of funds legally available therefor. Holders of VESI Common Shares will be entitled upon any liquidation, dissolution or winding-up of VESI, subject to the prior rights of the holders of the VESI Exchangeable Shares and the Class A Exchangeable Shares (including the Series 1 Exchangeable Shares) and to any other shares ranking senior to the VESI Common Shares, to receive the remaining property and assets of VESI rateably with the holders of the VESI Common Shares.

     EXCHANGEABLE SHARES OF VESI

     The VESI Exchangeable Shares rank prior to the VESI Common Shares and any other shares ranking junior to the VESI Exchangeable Shares, and will rank on a parity with the Class A Exchangeable Shares (including the Series 1 Exchangeable Shares), with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of VESI. The VESI Exchangeable Share provisions are, otherwise, substantially similar to the Series 1 Exchangeable Share provisions described below, except that the automatic redemption date for the VESI Exchangeable Shares is initially set at August 30, 2014 (and not later than August 30, 2021).

     CLASS A EXCHANGEABLE SHARES OF VESI

     The Class A Exchangeable Shares are issuable in series, each series to consist of such number of shares, and to have such designation, rights, privileges, restrictions and conditions attaching thereto, as determined by the VESI board. The Class A Exchangeable Shares of each series shall rank on a parity with the VESI Exchangeable

Shares and the Class A Exchangeable Shares of every other series, and shall be entitled to a preference over the VESI Common Shares and any other shares ranking junior to the Class A Exchangeable Shares, with respect to the payment of dividends and the distribution of the assets of VESI in the event of the liquidation, dissolution or winding-up of VESI. Except as required by applicable law and the provisions of any series of Class A Exchangeable Shares, the holders of the Class A Exchangeable Shares shall not be entitled to receive notice of or to attend any meeting of the shareholders of VESI or to vote at any such meeting.

     SERIES 1 EXCHANGEABLE SHARES OF VESI

     Ranking. The Series 1 Exchangeable Shares will rank on a parity with the VESI Exchangeable Shares and the Class A Exchangeable Shares of every other series and will rank prior to the VESI Common Shares and any other shares ranking junior to the Series 1 Exchangeable Shares with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of VESI.

     Dividends. Holders of Series 1 Exchangeable Shares will be entitled to receive dividends equivalent to dividends paid from time to time by Veritas DGC on shares of Veritas DGC Common Stock. The declaration date, record date and payment date for dividends on the Series 1 Exchangeable Shares will be the same as that for the corresponding dividends on the Veritas DGC Common Stock.

     Certain Restrictions. Without the approval of the holders of the Series 1 Exchangeable Shares, VESI will not:

     - pay any dividend on the VESI Common Shares, or any other shares ranking junior to the Series 1 Exchangeable Shares, other than stock dividends payable in such other shares ranking junior to the Series 1 Exchangeable Shares;

     - redeem, purchase or make any capital distribution in respect of VESI Common Shares or any other shares ranking junior to the Series 1 Exchangeable Shares;

     - except as provided for in the rights, privileges, restrictions and conditions attaching to the VESI Exchangeable Shares or Class A Exchangeable Shares, or any series thereof, redeem or purchase any other shares of VESI ranking equally with the Series 1 Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution;

     - issue any Series 1 Exchangeable Shares other than by stock dividends to the holders of the Series 1 Exchangeable Shares or as contemplated in the Support Agreement; or

     - except for the designation of one or more further series of the Class A Exchangeable Shares, amend the articles or bylaws of VESI.

     The restrictions in the first three points above will not apply at any time when the dividends on the outstanding Series 1 Exchangeable Shares corresponding to dividends declared on the Veritas DGC Common Stock have been declared and paid in full.

     Liquidation. In the event of the liquidation, dissolution or winding-up of VESI, a holder of Series 1 Exchangeable Shares will be entitled to receive for each Series 1 Exchangeable Share one share of Veritas DGC Common Stock, together with a cash amount equivalent to the full amount of all unpaid dividends on the Series 1 Exchangeable Shares. See "-- Voting and Exchange Trust Agreement."

     Retraction of Series 1 Exchangeable Shares by Holders. A holder of Series 1 Exchangeable Shares will be entitled at any time to require VESI to redeem any or all of the Series 1 Exchangeable Shares held by such holder for one share of Veritas DGC Common Stock for each Series 1 Exchangeable Share plus an additional amount equivalent to the full amount of all unpaid dividends thereon, which shall be delivered to the retracting holder on the retraction date specified by the holder (which shall not be less than five nor more than ten business days after the date on which VESI receives the retraction request from the holder).

     If, as a result of liquidity or solvency provisions of applicable law, VESI is not permitted to redeem all Series 1 Exchangeable Shares tendered by a retracting holder, VESI will redeem only those Series 1 Exchangeable Shares tendered by the holder (rounded to the next lower multiple of 100 shares) as would not be contrary to such provisions of applicable law. The holder of any Series 1 Exchangeable Shares not redeemed by VESI will be deemed to have required Veritas DGC to purchase such unretracted shares in exchange for Veritas DGC Common Stock, plus an additional amount equivalent to the full amount of all unpaid dividends thereon, on the retraction date pursuant to the optional Exchange Rights. See "-- Voting and Exchange Trust Agreement."

     Redemption of Series 1 Exchangeable Shares. On the 10th anniversary of the Effective Date, unless such date shall be extended to a specified later date by the VESI board of directors, not to be later than the 15th anniversary of the Effective Date, or such earlier date as specified by the VESI board of directors if:

     - there are fewer than 10,000 Series 1 Exchangeable Shares outstanding (other than Series 1 Exchangeable Shares held by Veritas DGC and entities controlled by Veritas DGC); or

     - if at any time after the 5th anniversary there are fewer than 250,000 VESI Exchangeable Shares outstanding (other than VESI Exchangeable Shares held by Veritas DGC and entities controlled by Veritas DGC) and Veritas DGC exercises its option to redeem all of such outstanding VESI Exchangeable Shares,

VESI must redeem all but not less than all of the then outstanding Series 1 Exchangeable Shares in exchange for an equal number of shares of Veritas DGC Common Stock, plus an additional amount equivalent to the full amount of all declared and unpaid dividends on such Series 1 Exchangeable Shares. However, Veritas DGC will have the overriding right to purchase on the Automatic Redemption Date all but not less than all of the outstanding Series 1 Exchangeable Shares in exchange for one share of Veritas DGC Common Stock for each such Series 1 Exchangeable Share, plus an additional amount equivalent to the full amount of all declared and unpaid dividends on such Series 1 Exchangeable Share. VESI shall, at least 120 days before the Automatic Redemption Date, provide the registered holders of Series 1 Exchangeable Shares with written notice of the proposed redemption of the Series 1 Exchangeable Shares by VESI.

     Voting Rights. Except as required by applicable law, the holders of the Series 1 Exchangeable Shares shall not be entitled as such to receive notice of or attend any meeting of the shareholders of VESI or to vote at any such meeting.

     Amendment and Approval. The rights, privileges, restrictions and conditions attaching to the Series 1 Exchangeable Shares may be changed only with the approval of the holders thereof. Any such approval or any other approval or consent to be given by the holders of the Series 1 Exchangeable Shares will be sufficiently given if given in accordance with applicable law and subject to a minimum requirement that such approval or consent be evidenced by a resolution passed by not less than two-thirds of the votes cast thereon (other than shares beneficially owned by Veritas DGC or entities controlled by Veritas
DGC) at a meeting of the holders of Series 1 Exchangeable Shares duly called and held at which holders of at least 50% of the then outstanding Series 1 Exchangeable Shares are present or represented by proxy. In the event that no such quorum is present at such meeting within one-half hour after the time appointed therefor, then the meeting will be adjourned to such place and time not less than 10 days later as may be determined at the original meeting, and the holders of Series 1 Exchangeable Shares present or represented by proxy at the adjourned meeting may transact the business for which the meeting was originally called. At the adjourned meeting, a resolution passed by the affirmative vote of not less than two-thirds of the votes cast thereon will constitute the approval or consent of the holders of the Series 1 Exchangeable Shares.

     Actions of VESI under Support Agreement. Under the Series 1 Exchangeable Share provisions, VESI will agree to take all such actions and do all such things as are necessary or advisable to perform and comply with its obligations under, and to ensure the performance and compliance by Veritas DGC with its obligations under, the Support Agreement.

SUPPORT AGREEMENT

     The following is a summary description of the material provisions of the Support Agreement and is qualified in its entirety by reference to the full text of the Support Agreement, which is attached as Annex E.

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

     Under the Support Agreement, Veritas DGC will agree that:

     - it will not declare or pay dividends on the Veritas DGC Common Stock unless VESI is able to and simultaneously pays an equivalent dividend on the Series 1 Exchangeable Shares;

     - it will cause VESI to declare and pay an equivalent dividend on the Series 1 Exchangeable Shares simultaneously with Veritas DGC's declaration and payment of dividends on the Veritas DGC Common Stock;

     - it will advise VESI in advance of the declaration of any dividend on the Veritas DGC Common Stock and ensure that the declaration date, record date and payment date for dividends on the Series 1 Exchangeable Shares are the same as that for the Veritas DGC Common Stock;

     - it will take all actions and do all things necessary to ensure that VESI is able to provide to the holders of the Series 1 Exchangeable Shares the equivalent number of shares of Veritas DGC Common Stock in the event of a liquidation, dissolution, or winding-up of VESI, a retraction request by a holder of Series 1 Exchangeable Shares, or a redemption of Series 1 Exchangeable Shares of VESI; and

     - it will not vote or otherwise take any action or omit to take any action causing the liquidation, dissolution or winding-up of VESI.

     The Support Agreement will also provide that, without the prior approval of VESI and the holders of the Series 1 Exchangeable Shares, Veritas DGC will not distribute additional shares of Veritas DGC Common Stock or rights to subscribe therefor or other property or assets to all or substantially all holders of shares of Veritas DGC Common Stock, nor change the Veritas DGC Common Stock nor effect any tender offer, share exchange offer, issuer bid, take-over bid or similar transaction affecting the Veritas DGC Common Stock, unless the same or an equivalent distribution on or change to the Series 1 Exchangeable Shares (or in the rights of the holders thereof) is made simultaneously.

     Veritas DGC has agreed that so long as there remain outstanding any Series 1 Exchangeable Shares not owned by Veritas DGC or any entity controlled by Veritas DGC, Veritas DGC will remain the beneficial owner, directly or indirectly, of all outstanding shares of VESI other than the VESI Exchangeable Shares and the Class A Exchangeable Shares (including the Series 1 Exchangeable Shares).

     With the exception of administrative changes for the purpose of adding covenants for the protection of the holders of the Series 1 Exchangeable Shares, making certain necessary amendments or curing ambiguities or clerical errors (in each case provided that the board of directors of each of Veritas DGC and VESI is of the opinion that such amendments are not prejudicial to the interests of the holders of the Series 1 Exchangeable Shares), the Support Agreement may not be amended without the approval of the holders of the Series 1 Exchangeable Shares.

     Under the Support Agreement, Veritas DGC has agreed not to exercise any voting rights attached to the Series 1 Exchangeable Shares owned by it or any entity controlled by it on any matter considered at meetings of holders of Series 1 Exchangeable Shares (including any approval sought from such holders in respect of matters arising under the Support Agreement).

     In order for Veritas DGC to perform in accordance with the Support Agreement, VESI must notify Veritas DGC of the occurrence of certain events, such as the liquidation, dissolution or winding-up of VESI, and VESI's receipt of a retraction request from a holder of Series 1 Exchangeable Shares.

VOTING AND EXCHANGE TRUST AGREEMENT

     The following is a summary description of the material provisions of the Voting and Exchange Trust Agreement and is qualified in its entirety by reference to the full text of the Voting and Exchange Trust Agreement which is attached as Annex F.

     Under the terms of the Voting and Exchange Trust Agreement, Veritas DGC will issue and grant to the Trustee the Voting Rights and the Exchange Rights. The Voting Rights, the Exchange Rights and all other rights and benefits received by the Enertec shareholders (excluding Series 1 Exchangeable Shares) (the "Ancillary

Rights") in connection with the consummation of the Arrangement shall be solely in consideration of the provision by such holders of the Veritas DGC Consideration to Veritas DGC.

     Voting Rights. Under the Voting and Exchange Trust Agreement, Veritas DGC will issue the Voting Share to the Trustee for the benefit of the holders (other than Veritas DGC and its subsidiaries) of the Series 1 Exchangeable Shares. The Voting Share will carry a number of votes, exercisable at any meeting at which Veritas DGC stockholders are entitled to vote, equal to the number of outstanding Series 1 Exchangeable Shares (other than shares held by Veritas DGC and its subsidiaries). With respect to any written consent sought from the Veritas DGC stockholders, each vote attached to the Voting Share will be exercisable in the same manner as set forth above.

     Each holder of a Series 1 Exchangeable Share on the record date for any meeting at which Veritas DGC stockholders are entitled to vote will be entitled to instruct the Trustee to exercise one of the votes attached to the Voting Share for such Series 1 Exchangeable Share. The Trustee will exercise each vote attached to the Voting Share only as directed by the relevant holder and, in the absence of instructions from a holder as to voting, will not exercise such votes. A holder may, upon instructing the Trustee, obtain a proxy from the Trustee entitling the holder to vote directly at the relevant meeting the votes attached to the Voting Share to which the holder is entitled.

     The Trustee will send to the holders of the Series 1 Exchangeable Shares the notice of each meeting at which the Veritas DGC stockholders are entitled to vote, together with the related meeting materials and a statement as to the manner in which the holder may instruct the Trustee to exercise the votes attaching to the Voting Share, at the same time as Veritas DGC sends such notice and materials to the Veritas DGC stockholders. The Trustee will also send to the holders copies of all information statements, interim and annual financial statements, reports and other materials sent by Veritas DGC to the Veritas DGC stockholders at the same time as such materials are sent to the Veritas DGC stockholders. To the extent such materials are provided to the Trustee by Veritas DGC, the Trustee will also send to the holders all materials sent by third parties to Veritas DGC stockholders, including dissident proxy circulars and tender and exchange offer circulars, as soon as possible after such materials are first sent to Veritas DGC stockholders.

     All rights of a holder of Series 1 Exchangeable Shares to exercise votes attached to the Voting Share will cease upon the exchange of all such holder's Series 1 Exchangeable Shares for shares of Veritas DGC Common Stock.

     Exchange Rights. Under the Voting and Exchange Trust Agreement, Veritas DGC will grant the Exchange Rights to the Trustee for the benefit of the holders of the Series 1 Exchangeable Shares.

     Optional Exchange Right. Upon the occurrence and during the continuance of an VESI Insolvency Event (as defined below), a holder of Series 1 Exchangeable Shares will be entitled to instruct the Trustee to exercise the optional Exchange Right with respect to any or all of the Series 1 Exchangeable Shares held by such holder, thereby requiring Veritas DGC to purchase such Series 1 Exchangeable Shares from the holder. Immediately upon the occurrence of a VESI Insolvency Event or any event which may with the passage of time or the giving of notice, become a VESI Insolvency Event, VESI and Veritas DGC will give written notice thereof to the Trustee. As soon as practicable thereafter, the Trustee will notify each holder of Series 1 Exchangeable Shares of such event or potential event and will advise the holder of its rights with respect to the optional Exchange Right. In this Joint Proxy Statement, "VESI Insolvency Event" means any insolvency or bankruptcy proceeding instituted by or against VESI, including any such proceeding under the Companies' Creditors Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), the admission in writing by VESI of its inability to pay its debts generally as they become due and the inability of VESI, as a result of solvency requirements of applicable law, to redeem any Series 1 Exchangeable Shares, other Class A Exchangeable Shares or VESI Exchangeable Shares tendered for retraction.

     The consideration for each Series 1 Exchangeable Share to be acquired under the optional Exchange Right will be one share of Veritas DGC Common Stock plus an additional amount equivalent to the full amount of all dividends declared and unpaid on the Series 1 Exchangeable Share. Veritas DGC shall be entitled to liquidate some of the Veritas DGC Common Stock that would otherwise be deliverable to the particular holder in order to fund any statutory withholding tax obligation.

     If, as a result of liquidity or solvency provisions of applicable law, VESI is unable to redeem all of the Series 1 Exchangeable Shares tendered for retraction by a holder in accordance with the Series 1 Exchangeable Share provisions, the holder will be deemed to have exercised the optional Exchange Right with respect to the unredeemed Series 1 Exchangeable Shares, and Veritas DGC will be required to purchase such shares from the holder in the manner set forth above.

     Automatic Exchange Right. In the event of a Veritas DGC Liquidation Event (as defined below), in order for the holders of the Series 1 Exchangeable Shares to participate on a pro rata basis with the holders of a Veritas DGC Common Stock, Veritas DGC will be required to acquire each outstanding Series 1 Exchangeable Share by exchanging one share of Veritas DGC Common Stock for each such Series 1 Exchangeable Share, plus an additional amount equivalent to the full amount of all declared and unpaid dividends on the Series 1 Exchangeable Shares. Veritas DGC shall be entitled to liquidate some of the Veritas DGC Common Stock that would otherwise be delivered to the particular holder in order to fund any statutory withholding tax obligation. In this Joint Proxy Statement, "Veritas DGC Liquidation Event" means (1) any determination by the Veritas DGC board to institute voluntary liquidation, dissolution, or winding-up proceedings with respect to Veritas DGC or to effect any other distribution of assets of Veritas DGC among its stockholders for the purpose of winding up its affairs; or
(2) immediately upon the earlier of (A) receipt by Veritas DGC of notice of, and
(B) Veritas DGC becoming aware of any threatened or instituted claim, suit or proceedings with respect to the involuntary liquidation, dissolution or winding-up of Veritas DGC or to effect any other distribution of assets of Veritas DGC among its stockholders for the purpose of winding-up its affairs.

DELIVERY OF VERITAS DGC COMMON STOCK

     Veritas DGC will ensure that all shares of Veritas DGC Common Stock to be delivered by it under the Support Agreement or on the exercise of the Exchange Rights under the Voting and Exchange Trust Agreement are duly registered, qualified or approved under applicable Canadian and United States securities laws, if required so that such shares may be freely traded by the holder thereof (other than any restriction on transfer by reason of a holder being a "control person" of Veritas DGC for purposes of Canadian law or an affiliate of Veritas DGC for purposes of United States law). In addition, Veritas DGC will take all actions necessary to cause all such shares of Veritas DGC Common Stock to be listed or quoted for trading on all stock exchanges or quotation systems on which outstanding shares of Veritas DGC Common Stock are then listed or quoted for trading.

CALL RIGHTS

     The following description of the Retraction Call Right, Liquidation Call Right and Redemption Call Right (all as defined below ) (collectively, the "Call Rights") is qualified in its entirety by reference to the full text of the Plan of Arrangement and the Series 1 Exchangeable Share provisions, which are attached as Annex D. The Call Rights received by Veritas DGC in connection with the consummation of the Combination Agreement shall be consideration for the provision of the Ancillary Rights by Veritas DGC to the holders of the Enertec Common Shares.

     In the circumstances described below, Veritas DGC will have certain overriding rights to acquire Series 1 Exchangeable Shares from holders thereof for one share of Veritas DGC Common Stock for each Series 1 Exchangeable Share acquired, plus an amount equivalent to the full amount of all declared and unpaid dividends on the Series 1 Exchangeable Shares. Different Canadian federal income tax consequences to a holder of Series 1 Exchangeable Shares may arise depending upon whether the Call Rights are exercised by Veritas DGC or whether the relevant Series 1 Exchangeable Shares are redeemed by VESI pursuant to the Series 1 Exchangeable Share provisions in the absence of the exercise of Veritas DGC of the Call Rights. See "Canadian Federal Income Tax Considerations to Enertec Shareholders."

     Retraction Call Right. Pursuant to the Series 1 Exchangeable Share provisions, a holder requesting VESI to redeem the Series 1 Exchangeable Shares will be deemed to offer such shares to Veritas DGC, and Veritas DGC will have an overriding right to acquire all but not less than all of the Series 1 Exchangeable Shares that the holder has requested VESI to redeem in exchange for one share of Veritas DGC Common Stock for each Series 1 Exchangeable Share, plus an additional amount equivalent to the full amount of all declared and unpaid dividends thereon (the "Retraction Call Right").

     At the time of a retraction request by a holder of Series 1 Exchangeable Shares, VESI will immediately notify Veritas DGC. Veritas DGC must then advise VESI within two business days as to whether Veritas DGC will exercise the Retraction Call Right. If Veritas DGC does not advise VESI within such two business day period, VESI will notify the holder as soon as possible thereafter that Veritas DGC will not exercise the Retraction Call Right. A holder may revoke his or her retraction request, at any time prior to the close of business on the business day preceding the retraction date, in which case the holder's Series 1 Exchangeable Shares will neither be purchased by Veritas DGC nor redeemed by VESI. If the holder does not revoke his or her retraction request, on the retraction date the Series 1 Exchangeable Shares that the holder has requested VESI to redeem will be acquired by Veritas DGC (assuming Veritas DGC exercises its Retraction Call Right) or redeemed by VESI, as the case may be, in each case for one share of Veritas DGC Common Stock for each Series 1 Exchangeable Share plus an additional amount equivalent to the full amount of all declared and unpaid dividends on the Series 1 Exchangeable Shares. Veritas DGC or VESI, as the case may be, shall be entitled to liquidate some of the Veritas DGC Common Stock otherwise deliverable to the particular holder to fund any statutory withholding tax obligation.

     Liquidation Call Right. Pursuant to the Arrangement, Veritas DGC will be granted an overriding right, in the event of and notwithstanding a proposed VESI Insolvency Event, to acquire all but not less than all of the Series 1 Exchangeable Shares then outstanding in exchange for Veritas DGC Common Stock and, upon the exercise by Veritas DGC of the Liquidation Call Right, the holders thereof will be obligated to transfer such shares to Veritas DGC (the "Liquidation Call Right"). The acquisition by Veritas DGC of all of the outstanding Series 1 Exchangeable Shares upon the exercise of the Liquidation Call Right will occur on the effective date of the voluntary or involuntary liquidation, dissolution or winding-up of VESI. Veritas DGC shall be entitled to liquidate some of the Veritas DGC Common Stock that would otherwise be deliverable to the particular holder in order to fund any statutory withholding tax obligation.

     Redemption Call Right. Pursuant to the Arrangement, Veritas DGC will be granted an overriding right, notwithstanding the proposed automatic redemption of the Series 1 Exchangeable Shares by VESI pursuant to the Series 1 Exchangeable Share provisions, to acquire on an Automatic Redemption Date all but not less than all of the Series 1 Exchangeable Shares then outstanding in exchange for Veritas DGC Common Stock plus an additional amount equivalent to the full amount of all declared and unpaid dividends on the Series 1 Exchangeable Shares and, upon the exercise by Veritas DGC of the Redemption Call Right, the holders thereof will be obligated to transfer such shares to Veritas DGC (the "Redemption Call Right"). Veritas DGC shall be entitled to liquidate some of the Veritas DGC Common Stock that would otherwise be deliverable to the particular holder in order to fund any statutory withholding tax obligation.

     Effect of Call Right Exercise. If Veritas DGC exercises one or more of its Call Rights, it will directly issue Veritas DGC Common Stock to holders of Series 1 Exchangeable Shares and will become the holder of such Series 1 Exchangeable Shares. Veritas DGC will not be entitled to exercise any voting rights attached to the Series 1 Exchangeable Shares it so acquires. If Veritas DGC declines to exercise its Call Rights when applicable, it will be required, pursuant to the Support Agreement, to issue Veritas DGC Common Stock to VESI which will, in turn, transfer such stock to the holders of Series 1 Exchangeable Shares in consideration for the return and cancellation of such Series 1 Exchangeable Shares. In the event Veritas DGC does not exercise its Call Rights when applicable and instead delivers shares of Veritas DGC Common Stock to VESI in accordance with the Support Agreement, there will be no differing financial, tax (other than those tax consequences that are discussed in "Canadian Federal Income Tax Considerations to Enertec Shareholders," which includes a discussion on deemed dividends and Part VI.1 Tax) or legal impact to Veritas DGC or VESI; however, Veritas DGC anticipates that it will exercise its Call Rights, when available, and currently foresees no circumstances under which it would not exercise such Call Rights. In addition, Veritas DGC does not anticipate any restriction or limitation on the number of Series 1 Exchangeable Shares it would acquire upon exercise of Call Rights.

       CANADIAN FEDERAL INCOME TAX CONSIDERATIONS TO ENERTEC SHAREHOLDERS

INTRODUCTION

     Subject to the qualifications and assumptions contained herein, in the opinion of Fraser Milner, Canadian counsel to Enertec, the following is a fair and adequate summary of the material Canadian federal income tax considerations, as of the date of this Joint Proxy Statement generally applicable to Enertec shareholders who at all relevant times, for purposes of the Canadian Tax Act, hold their Enertec Common Shares and will hold their Series 1 Exchangeable Shares and shares of Veritas DGC Common Stock as capital property and deal at arm's length with, and are not affiliated with, Enertec or Veritas DGC. This discussion does not apply to a holder with respect to whom Veritas DGC is a foreign affiliate within the meaning of the Canadian Tax Act. It is assumed that an Enertec shareholder who exchanges Enertec Common Shares for Series 1 Exchangeable Shares receives no other consideration therefor (except for cash in lieu of a fraction of a Series 1 Exchangeable Share).

     All Enertec shareholders should consult their own tax advisors as to whether, as a matter of fact, they hold their Enertec Common Shares and will hold their Series 1 Exchangeable Shares and shares of Veritas DGC Common Stock as capital property for the purposes of the Canadian Tax Act. Certain provisions of the Canadian Tax Act (the "mark-to-market rules") relating to financial institutions (including certain financial institutions, registered securities dealers and certain corporations controlled by one or more of the foregoing) will preclude such financial institutions from treating their Enertec Common Shares, Series 1 Exchangeable Shares and shares of Veritas DGC Common Stock as capital property for purposes of the Canadian Tax Act. (The "Proposed Amendments," as defined below, will expand the definition of financial institution.) This discussion does not take into account the mark-to-market rules, and Enertec shareholders that are financial institutions for the purposes of these rules should consult their own tax advisors to determine the tax consequences to them of the Arrangement.

     This discussion is based on the current provisions of the Canadian Tax Act and the regulations thereunder, the current provisions of the Canada-United States Income Tax Convention (the "Tax Treaty"), and counsel's understanding of the current published administrative practices of Revenue Canada. This discussion takes into account all specific proposals to amend the Canadian Tax Act and the regulations thereunder that have been publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the "Proposed Amendments") and assumes that all such Proposed Amendments will be enacted in their present form. No assurances can be given that the Proposed Amendments will be enacted in the form proposed, if at all; however, the Canadian federal income tax considerations generally applicable to a Enertec shareholder with respect to the Arrangement will not be different in a material adverse way if the Proposed Amendments are not enacted.

     Except for the foregoing, this discussion does not take into account or anticipate any changes in law, whether by legislative, administrative or judicial decision or action, nor does it take into account provincial, territorial or foreign income tax legislation or considerations which may differ from the Canadian federal income tax considerations described herein.

     THIS DISCUSSION IS OF A GENERAL NATURE ONLY. THEREFORE, ENERTEC SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THEIR PARTICULAR CIRCUMSTANCES. NO ADVANCE INCOME TAX RULING HAS BEEN OBTAINED FROM REVENUE CANADA TO CONFIRM THE TAX CONSEQUENCES OF ANY OF THE TRANSACTIONS DESCRIBED HEREIN.

     For purposes of the Canadian Tax Act, all amounts relating to the acquisition, holding or disposition of shares of Veritas DGC Common Stock, including dividends, adjusted cost base and proceeds of disposition, must be converted into Canadian dollars based on the prevailing United States dollar exchange rate at the time such amounts arise. In computing a shareholder's liability for tax under the Canadian Tax Act, any cash amounts received by a shareholder in U.S. dollars must be converted into the Canadian dollar equivalent, and the amount of any non-share consideration received by a shareholder must be expressed in Canadian dollars at the time such consideration is received.

SHAREHOLDERS RESIDENT IN CANADA

     The following portion of this discussion is generally applicable to Enertec shareholders who, for the purposes of the Canadian Tax Act and any applicable income tax treaty or convention, are resident or deemed to be resident in Canada at all relevant times. Certain of such persons to whom the Enertec Common Shares might not constitute capital property may elect, in certain circumstances, to have such property treated as capital property by making the irrevocable election permitted by subsection 39(4) of the Canadian Tax Act.

    Disposition of Veritas DGC Consideration and Acquisition of Ancillary Rights

     Each of Veritas DGC and VESI is of the view, and has advised counsel, that the Ancillary Rights have nominal value. On this basis, an Enertec shareholder who receives Ancillary Rights in exchange for the Veritas DGC Consideration should realize only a nominal gain at the time that any such consideration is received from Veritas DGC. Similarly, the cost of the Ancillary Rights received in connection with the disposition of the Veritas DGC Consideration will be equal to their fair market value at the time of the exchange. Such determinations of value are not binding on Revenue Canada and counsel can express no opinion on matters of factual determination such as this.

     For these purposes, an Enertec shareholder will be required to determine the fair market value of the Ancillary Rights on a reasonable basis.

    Exchange of Enertec Common Shares for Series 1 Exchangeable Shares Where No Election is Made under Section 85 of the Canadian Tax Act

     Based on the assumption that an Enertec shareholder who exchanges Enertec Common Shares for Series 1 Exchangeable Shares receives no other consideration therefor, in the opinion of counsel, the exchange of Enertec Common Shares for Series 1 Exchangeable Shares will qualify as a tax-deferred share-for-share exchange pursuant to section 85.1 of the Canadian Tax Act, as described below. However, there is no direct authority addressing the proper treatment of the Arrangement under the Canadian Tax Act. While counsel is of the view that it is appropriate to make such assumption, if Revenue Canada were to successfully challenge such assumption, Enertec shareholders would not be entitled to a tax-deferred share-for-share exchange pursuant to section 85.1 of the Canadian Tax Act. However, if an Enertec shareholder makes an election under section 85 of the Canadian Tax Act, section 85.1 will not be applicable and the Enertec shareholder will be entitled to the tax deferral provided by section 85. Enertec shareholders are urged to consult their own tax advisors to determine whether they should make an election under section 85 of the Canadian Tax Act, as described below, in order to provide greater certainty as to a tax-deferred exchange.

     Pursuant to section 85.1 of the Canadian Tax Act, an Enertec shareholder will not realize any immediate tax consequences as a result of exchanging Enertec Common Shares for Series 1 Exchangeable Shares provided that such Enertec shareholder does not make a joint election under section 85 of the Canadian Tax Act in respect of such exchange as discussed below and does not, in the Enertec shareholder's return of income for the taxation year in which such exchange occurs, include in computing the Enertec shareholder's income, any portion of the capital gain or capital loss, otherwise determined from such exchange. Instead, the Enertec shareholder will be deemed (1) to have disposed of that holder's Enertec Common Shares for proceeds of disposition equal to the adjusted cost base to the holder immediately before such exchange, and (2) to have acquired the Series 1 Exchangeable Shares at a cost equal to the deemed proceeds of disposition of the holder's Enertec Common Shares. Such cost will generally be averaged with the cost of other Series 1 Exchangeable Shares held by such holder. Pursuant to Revenue Canada's current administrative practices, an Enertec shareholder who receives cash not exceeding C$200 in lieu of a fraction of a Series 1 Exchangeable Share, will have the option of recognizing the capital gain or capital loss arising on the disposition of the fractional share or alternatively of reducing the adjusted cost base of the Series 1 Exchangeable Shares acquired by the amount of cash so received.

     Where an Enertec shareholder exchanges Enertec Common Shares for Series 1 Exchangeable Shares and, in the Enertec shareholder's return of income for the taxation year in which such exchange occurs, includes in computing income for that year any portion of the capital gain or capital loss from such exchange, section 85.1 the Canadian Tax Act will not apply. In such circumstances, the Enertec shareholder will be considered to have disposed of all of the holder's Enertec Common Shares so exchanged for proceeds of disposition equal to the fair market value of the Series 1 Exchangeable Shares received on such exchange and to have acquired the Series 1 Exchangeable Shares at a cost equal to the fair market value, unless the Enertec shareholder elects under section 85 of the Canadian Tax Act, as further described below. Such cost will generally be averaged with the cost of other Series 1 Exchangeable Shares previously held by the Enertec shareholder. An Enertec shareholder who so chooses to realize a capital gain or capital loss on the exchange of the holder's Enertec Common Shares will realize a capital gain (or a capital loss) on such exchange to the extent that the holder's proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base of that holder's Enertec Common Shares immediately before such exchange.

     The consequences to an Enertec shareholder of realizing a capital gain or capital loss are as described below under "Taxation of Capital Gains and Capital Losses."

     Exchange of Enertec Common Shares for Series 1 Exchangeable Shares Where Election is Made under Section 85 of the Canadian Tax Act

     An Enertec shareholder who disposes of Enertec Common Shares to VESI and who receives Series 1 Exchangeable Shares may obtain a full or partial tax deferral by entering into a joint tax election with VESI and filing with Revenue Canada (and where applicable a provincial tax authority) a joint tax election under subsection 85(1) of the Canadian Tax Act or, in the case of an Enertec shareholder that is a partnership, under subsection 85(2) of the Canadian Tax Act, (and the corresponding provisions of any applicable provincial tax legislation) in respect of such Enertec Common Shares and specifying therein a transfer price (the "Elected Transfer Price") within the limits described below.

     The joint tax election must specify the Elected Transfer Price in respect of the Enertec Common Shares transferred to VESI. The Elected Transfer Price may not:

     -  be less than any cash received by the Enertec shareholder;

     - be less than the lesser of the Enertec shareholder's adjusted cost base of those Enertec Common Shares at the time of disposition and the fair market value of those Enertec Common Shares at that time; and

     - exceed the fair market value of those Enertec Common Shares at the time of disposition.

     Elected Transfer Prices, which do not otherwise comply with the foregoing limitations, will be automatically adjusted under the Canadian Tax Act so that they are in compliance.

     Where an Enertec shareholder makes a joint tax election in respect of the disposition of such holder's Enertec Common Shares to VESI in the form prescribed under the Canadian Tax Act and specifies therein an Elected Transfer Price within the limits set out in the Canadian Tax Act, and the joint tax election is filed with Revenue Canada within the time prescribed in the Canadian Tax Act, the Canadian federal income tax consequences are as follows:

     - Such Enertec Common Shares will be deemed to have been disposed of for proceeds of disposition equal to the Elected Transfer Price. If the proceeds of disposition in respect of such Enertec Common Shares are equal to the aggregate of the Enertec shareholder's adjusted cost base of those Enertec Common Shares (determined immediately before the disposition) and any reasonable costs of disposition, no capital gain or capital loss will be realized by the Enertec shareholder. Subject to the limitations set out in subsections 85(1) and (2) of the Canadian Tax Act, to the extent that the proceeds of disposition in respect of the Enertec Common Shares exceed (or are less than) the aggregate of the adjusted cost base thereof and any reasonable costs of disposition, the Enertec shareholder will realize a capital gain (or a capital loss). The taxation of capital gains and capital losses is described below.

     - The cost to a shareholder of the Series 1 Exchangeable Shares received upon the disposition of the Enertec Common Shares to VESI will be equal to the Elected Transfer Price in respect of those Enertec Common Shares, less any cash consideration received.

     Consequently, notwithstanding any election, if the cash consideration received by an Enertec shareholder exceeds the adjusted cost base of his Enertec Common Shares and any reasonable costs of disposition, the holder will realize a capital gain at least equal to such excess. The taxation of capital gains and capital losses is described below.

     The election forms may be obtained from Revenue Canada and (if applicable) the appropriate provincial election forms may be obtained from the relevant provincial income tax authorities.

     In order to make a joint tax election, two copies of a duly completed joint election form (Revenue Canada form T2057) together with any required supporting schedules must be signed and forwarded (together with any corresponding provincial election forms) by the Enertec shareholder to VESI within 90 days following the Effective Date. Thereafter subject to the election forms complying with the provisions of the Canadian Tax Act, the forms will be signed by VESI and returned to the Enertec shareholder for filing with Revenue Canada. VESI will not execute any tax election received by VESI after 90 days following the Effective Date.

     Where Enertec Common Shares are held in joint ownership and two or more of the co-owners wish to make an election, then one of the co-owners designated for such purpose should file (in duplicate) the designation and the Revenue Canada form T2057 (and, where applicable, the corresponding provincial election forms) for each co-owner along with a list of all co-owners electing, which list should contain the address and social insurance number or tax account number of each co-owner. Where the Enertec Common Shares are held as partnership property, a partner designated by the partnership must file one Revenue Canada form T2058 (in duplicate) on behalf of all members of the partnership (and, where applicable, the corresponding provincial election form, in duplicate, with the provincial taxation authorities). Such Revenue Canada form T2058 (and provincial form, if applicable) must be accompanied by a list containing the name and social insurance number or account number of each partner and must be signed by each partner or be accompanied by a copy of the document authorizing the designated partner to complete, execute and file the form on behalf of the other partners.

     VESI will make a joint tax election under subsection 85(1) or (2) of the Canadian Tax Act and the corresponding provisions of any applicable provincial tax legislation only with an Enertec shareholder, and at the amount(s) determined by the Enertec shareholder subject to the limitations set out in subsections 85(1) and (2) of the Canadian Tax Act and any applicable provincial tax statute. VESI agrees only to execute any joint tax election and to forward such tax election by mail (within 180 days following the Effective Date) to the Enertec shareholder for filing with Revenue Canada and any applicable provincial tax authorities. With the exception of execution of the election by VESI, compliance with the requirements to ensure the validity of a joint tax election will be the sole responsibility of the Enertec shareholder making the election. VESI has advised counsel that it will not be responsible for the payment of any late filing penalty that does not result from a failure on the part of VESI and will not be responsible or liable for taxes, interest, penalties, damages or expenses resulting from the failure by anyone to properly complete any joint tax election form or to properly file such form within the time prescribed and in the form prescribed under the Canadian Tax Act or the corresponding provisions of any applicable provincial legislation.

     In order for Revenue Canada to accept the joint tax election without a late filing penalty being paid by an Enertec shareholder, the joint tax election, duly completed and executed by both the Enertec shareholder and VESI, must be received by Revenue Canada on or before the day that is the earlier of the days on or before which either VESI or the Enertec shareholder is required to file an income tax return for the taxation year in which the disposition occurs. VESI has advised counsel that its current taxation year is scheduled to end on July 31, 1999. VESI will be required to file an income tax return for the current taxation year on or before January 31, 2000. In general, the joint tax elections of Enertec shareholders who are individuals (other than trusts) must be filed by April 30, 2000. HOWEVER, REGARDLESS OF SUCH DEADLINES, THE COMPLETED JOINT ELECTION FORMS OF ENERTEC SHAREHOLDERS MUST BE RECEIVED BY VESI NO LATER THAN 90 DAYS FOLLOWING THE EFFECTIVE DATE. CERTAIN ENERTEC SHAREHOLDERS MAY BE REQUIRED TO FORWARD THEIR COMPLETED JOINT ELECTION FORMS TO VESI BEFORE THAT DATE TO AVOID LATE FILING PENALTIES. IF, FOR WHATEVER REASON, THE CURRENT TAXATION YEAR OF VESI WERE TO TERMINATE BEFORE JULY 31, 1999, THE JOINT TAX ELECTIONS MIGHT HAVE TO BE FILED EARLIER TO AVOID LATE FILING PENALTIES. IN SUCH EVENT, VESI HAS AGREED TO NOTIFY FORTHWITH, THROUGH THE TRUSTEE, EVERY ENERTEC SHAREHOLDER WHO RECEIVED SERIES 1 EXCHANGEABLE SHARES ON THE ARRANGEMENT OF SUCH CHANGE. ENERTEC SHAREHOLDERS ARE

URGED TO CONSULT THEIR OWN ADVISORS AS SOON AS POSSIBLE REGARDING THE DEADLINES APPROPRIATE TO THEIR CIRCUMSTANCES. ANY ENERTEC SHAREHOLDER WHO DOES NOT ENSURE THAT VESI HAS RECEIVED A DULY COMPLETED JOINT ELECTION FORM WITHIN 90 DAYS FROM THE EFFECTIVE DATE, WILL NOT BE ABLE TO BENEFIT FROM THE PROVISION OF SECTION 85 OF THE CANADIAN TAX ACT. ACCORDINGLY, ALL ENERTEC SHAREHOLDERS WHO WISH TO ENTER INTO A JOINT ELECTION WITH VESI SHOULD GIVE THEIR IMMEDIATE ATTENTION TO THIS MATTER.

     Enertec shareholders who wish to make a joint tax election are referred for further information to Information Circular 76-19R3 and Interpretation Bulletin IT-291R2 issued by Revenue Canada.

     ENERTEC SHAREHOLDERS WISHING TO COMPLETE A FEDERAL OR, IF APPLICABLE, A PROVINCIAL TAX ELECTION SHOULD CONSULT THEIR OWN TAX ADVISORS. THE COMMENTS HEREIN WITH RESPECT TO SUCH JOINT TAX ELECTIONS ARE PROVIDED FOR GENERAL ASSISTANCE ONLY. THE LAW IN THIS AREA IS COMPLEX AND CONTAINS NUMEROUS TECHNICAL REQUIREMENTS. COMPLIANCE WITH SUCH REQUIREMENTS TO ENSURE THE VALIDITY OF THE JOINT TAX ELECTION WILL BE THE SOLE RESPONSIBILITY OF THE ENERTEC SHAREHOLDER.

     Taxation of Capital Gains and Capital Losses

     Three-quarters of any capital gain ("taxable capital gain") must be included in a shareholder's income for the year of disposition. Three-quarters of any capital loss ("allowable capital loss") generally must be deducted by the holder from taxable capital gains for the year of disposition. Any allowable capital losses in excess of taxable capital gains for the year of disposition generally may be carried back up to three taxation years or carried forward indefinitely and deducted against net taxable capital gains (taxable capital gains less allowable capital losses) in such other years to the extent and under the circumstances described in the Canadian Tax Act.

     Capital gains realized by an individual or trust, other than other certain specified trusts, may give rise to alternative minimum tax under the Canadian Tax Act.

     A shareholder that is throughout the relevant taxation year a "Canadian-controlled private corporation" (as defined in the Canadian Tax Act) may be liable to pay an additional refundable tax of 6 2/3% on its "aggregate investment income" for the year which will include an amount in respect of taxable capital gains.

     If the holder of an Enertec Common Share or a Series 1 Exchangeable Share is a corporation, the amount of any capital loss arising from a disposition or deemed disposition of such share may be reduced by the amount of dividends received or deemed to have been received by it on such share to the extent and under circumstances prescribed by the Canadian Tax Act. Similar rules may apply where a corporation is a member of a partnership or a beneficiary of a trust that owns Enertec Common Shares or Series 1 Exchangeable Shares or where a trust or partnership of which a corporation is a beneficiary or a member is a member of a partnership or a beneficiary of a trust that owns Enertec Common Shares or Series 1 Exchangeable Shares. Shareholders to whom these rules may be relevant should consult their own tax advisors.

     Dividends on Series 1 Exchangeable Shares

     In the case of a shareholder who is an individual, dividends received or deemed to be received on the Series 1 Exchangeable Shares will be included in computing the shareholder's income, and will be subject to the gross-up and dividend tax credit rules normally applicable to taxable dividends received from taxable Canadian corporations.

     In the case of a shareholder that is a corporation other than a "specified financial institution" (as defined in the Canadian Tax Act), dividends received or deemed to be received on the Series 1 Exchangeable Shares normally will be included in the corporation's income and deductible in computing its taxable income.

     A shareholder that is a "private corporation" (as defined in the Canadian Tax Act) or any other corporation resident in Canada and controlled or deemed to be controlled by or for the benefit of an individual or a related group of individuals may be liable under Part IV of the Canadian Tax Act to pay a refundable tax of 33 1/3% of dividends received or deemed to be received on the Series 1 Exchangeable Shares to the extent that such dividends are deductible in computing the shareholder's taxable income.

     The Series 1 Exchangeable Shares will be "term preferred shares" as defined in the Canadian Tax Act. Consequently, in the case of a shareholder that is a specified financial institution, such a dividend will be deductible in computing its taxable income only if:

     (i) the specified financial institution did not acquire the Series 1 Exchangeable Shares in the ordinary course of the business carried on by such institution; or

     (ii) in any case, at the time the dividend is received by the specified financial institution, the Series 1 Exchangeable Shares are listed on a prescribed stock exchange in Canada (which currently includes the TSE) and the specified financial institution, either alone or together with persons with whom it does not deal at arm's length, does not receive (or is not deemed to receive) dividends in respect of more than 10% of the issued and outstanding Series 1 Exchangeable Shares.

     In addition, to the extent that a deemed dividend arises on the redemption of the Series 1 Exchangeable Shares by VESI, a portion of the dividend may not be subject to the denial of dividend deduction applicable in respect of term preferred shares in accordance with the exceptions outlined above. Specified financial institutions should consult their own tax advisors.

     A shareholder that is throughout the relevant taxation year a "Canadian-controlled private corporation" (as defined in the Canadian Tax Act) may be liable to pay an additional refundable tax of 6 2/3% on its "aggregate investment income" for the year which will include dividends or deemed dividends that are not deductible in computing taxable income.


     The Series 1 Exchangeable Shares will be "taxable preferred shares" and "short-term preferred shares" for purpose of the Canadian Tax Act. Accordingly, VESI will be subject to a 66 2/3% tax under Part VI.1 of the Canadian Tax Act on dividends (other than "excluded dividends" as defined in the Canadian Tax Act) paid or deemed to be paid on the Series 1 Exchangeable Shares and will be entitled to deduct an amount equal to 9/4 of the tax so payable in computing its taxable income for purposes of the Canadian Tax Act. Dividends received or deemed to be received on the Series 1 Exchangeable Shares will not be subject to the 10% tax under Part IV.1 of the Canadian Tax Act applicable to certain corporations.


     Redemption of Series 1 Exchangeable Shares

     On the redemption (including a retraction) of a Series 1 Exchangeable Share by VESI, the holder of a Series 1 Exchangeable Share will be deemed to have received a dividend equal to the amount, if any, by which the redemption proceeds exceed the paid-up capital at the time of the Series 1 Exchangeable Share so redeemed. For these purposes, the redemption proceeds will be the fair market value at the time of the redemption, of the shares of Veritas DGC Common Stock received from VESI plus the amount, if any, of all accrued but unpaid dividends on the Series 1 Exchangeable Shares paid on the redemption. The amount of such deemed dividend generally will be subject to the same tax treatment accorded to dividends on the Series 1 Exchangeable Shares as described above. On the redemption, the holder of a Series 1 Exchangeable Share will also be considered to have disposed of the Series 1 Exchangeable Share, but the amount of such deemed dividend will be excluded in computing the shareholder's proceeds of disposition for purposes of computing any capital gain or capital loss arising on the disposition. In the case of a shareholder that is a corporation, in some circumstances, the amount of any such deemed dividend may be treated as proceeds of disposition and not as a dividend. The taxation of capital gains and capital losses is described above.

     Exchange of Series 1 Exchangeable Shares with Veritas DGC

     On the exchange of a Series 1 Exchangeable Shares with Veritas DGC for shares of Veritas DGC Common Stock, the holder will generally realize a capital gain (or a capital loss) equal to the amount by which the proceeds of disposition of the Series 1 Exchangeable Shares, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the holder of the Series 1 Exchangeable Shares immediately before the exchange. For these purposes, the proceeds of disposition will be the fair market value at the time of exchange of the shares of Veritas DGC Common Stock plus any other amount received by the holder from Veritas DGC as part of the exchange consideration. The taxation of capital gains and capital losses is described above.

     BECAUSE OF THE EXISTENCE OF THE RETRACTION CALL RIGHT, A HOLDER EXERCISING THE RIGHT OF RETRACTION IN RESPECT OF SERIES 1 EXCHANGEABLE SHARES CANNOT CONTROL WHETHER SUCH HOLDER WILL RECEIVE SHARES OF VERITAS DGC COMMON STOCK BY WAY OF REDEMPTION OF THE SERIES 1 EXCHANGEABLE SHARES BY VESI OR BY WAY OF PURCHASE OF THE SERIES 1 EXCHANGEABLE SHARES BY VERITAS DGC. AS DESCRIBED ABOVE, THE CANADIAN FEDERAL INCOME TAX CONSEQUENCES OF A REDEMPTION DIFFER FROM THOSE OF A PURCHASE.

     Dividends on Veritas DGC Common Stock

     Dividends on shares of Veritas DGC Common Stock will be included in the recipient's income for the purposes of the Canadian Tax Act. Such dividends received by an individual shareholder will not be subject to the gross-up and dividend tax credit rules in the Canadian Tax Act. A shareholder that is a corporation will include such dividends in computing its income and generally will not be entitled to deduct the amount of such dividends in computing its taxable income. A shareholder that is throughout the relevant taxation year a "Canadian-controlled private corporation" (as defined in the Canadian Tax Act) may be liable to pay an additional refundable tax of 6 2/3% on its "aggregate investment income" for the year which will include such dividends. United States non-resident withholding tax on such dividends will be eligible for foreign tax credit or deduction treatment, where applicable, under the Canadian Tax Act. See "United States Federal Income Tax Considerations to Enertec Shareholders -- Shareholders Not Resident in or Citizens of the United States."

     Disposition of Shares of Veritas DGC Common Stock

     The cost of a share of Veritas DGC Common Stock received on a retraction, redemption or exchange of a Series 1 Exchangeable Share will be equal to the fair market value of such share at the time of such event. The adjusted cost base to a holder of shares of Veritas DGC Common Stock acquired on a retraction, redemption or exchange of a Series 1 Exchangeable Share will be determined by averaging the cost of such share with the adjusted cost base of all other shares of Veritas DGC Common Stock held by such holder as capital property immediately before the retraction, redemption or exchange, as the case may be. A disposition or deemed disposition of a share of Veritas DGC Common Stock by a holder will generally result in a capital gain (or a capital loss) equal to the amount by which the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the holder of such share immediately before the disposition. The taxation of capital gains and capital losses is described above.

     Foreign Property Information Reporting

     A holder of shares of Veritas DGC Common Stock, who is a "specified Canadian entity" for a taxation year or fiscal period and whose total cost amount of "specified foreign property", including such shares, at any time in the year or fiscal period exceeds C$100,000 will be required to file an information return for the year or period disclosing prescribed information, including the shareholder's cost amount, any dividends received in the year, and any gains or losses realized in the year, in respect of such property. With some exceptions, a taxpayer resident in Canada in the year will be a specified Canadian entity. A holder of Veritas DGC Common Stock should consult its own advisors about whether it must comply with these rules.

     Dissenting Shareholders

     Enertec shareholders are permitted to dissent from the Arrangement in the manner set out in section 184 of the ABCA. A dissenting Enertec shareholder will be entitled, in the event the Arrangement becomes effective, to be paid by Enertec the fair value of the Enertec Common Shares held by such holder determined as of the appropriate date. See "Dissenting Shareholders' and Optionholders' Rights." Such shareholder will be considered to have realized a deemed dividend to the extent that the proceeds of disposition exceed the paid-up capital and a capital gain (or a capital loss) to the extent that the proceeds of disposition less the deemed dividend exceed (or are less than) the adjusted cost base to the holder immediately before payment of the fair value of the Enertec Common Shares. Additional income tax considerations may be relevant to dissenting Enertec shareholders who fail to perfect or withdraw their claims pursuant to the right of dissent. Dissenting Enertec shareholders should consult their own tax advisors.

SHAREHOLDERS NOT RESIDENT IN CANADA

     The following portion of the discussion is applicable to Enertec shareholders who, for purposes of the Canadian Tax Act and any applicable tax treaty or convention, have not been and will not be resident or deemed to be resident in Canada at any time while they have held Enertec Common Shares or will hold Series 1 Exchangeable Shares or shares of Veritas DGC Common Stock and, except as specifically discussed below, to whom such shares are not "taxable Canadian property" (as defined in the Canadian Tax Act and the Proposed Amendments) and, in the case of a non-resident of Canada who carries on an insurance business in Canada and elsewhere, such shares are not "designated insurance property" as defined in the Canadian Tax Act.

     Generally, Enertec Common Shares and Series 1 Exchangeable Shares will not be taxable Canadian property at a particular time provided that such shares are listed on a prescribed stock exchange (which exchanges currently include the TSE), the holder does not use or hold, and is not deemed to use or hold, the Enertec Common Shares or the Series 1 Exchangeable Shares in connection with carrying on a business in Canada and the holder, persons with whom such holder does not deal at arm's length, or the holder and such persons, has not owned (or had under option) 25% or more of the issued shares of any class or series of the capital stock of Enertec or VESI at any time within five years preceding the particular time. The shares of Veritas DGC will not be taxable Canadian property at a particular time provided that the holder does not use or hold, and is not deemed to use or hold, the shares of Veritas DGC Common Stock in connection with carrying on a business in Canada. In the case of VESI, even if the holder exceeds the 25% threshold referred to above with respect to the Series 1 Exchangeable Shares, such shares may not be taxable Canadian property. At the time of disposition such holder should consult its own tax advisors to determine whether the Series 1 Exchangeable Shares constitute taxable Canadian property at that time. The TSE has conditionally approved the listing of the Series 1 Exchangeable Shares. See "The Transaction -- Stock Exchange Listing."

     A holder of Enertec Common Shares that are not taxable Canadian property will not be subject to tax under the Canadian Tax Act on the exchange of Enertec Common Shares for Series 1 Exchangeable Shares. Similarly, provided the Series 1 Exchangeable Shares or shares of Veritas DGC Common Stock are not taxable Canadian property to the holder, the holder will not be subject to tax under the Canadian Tax Act on the exchange of a Series 1 Exchangeable Share for shares of Veritas DGC Common Stock (except to the extent the exchange gives rise to a deemed dividend discussed below), or on the sale or other disposition of a Series 1 Exchangeable Share or share of Veritas DGC Common Stock.

     In the event that the Enertec Common Shares constitute taxable Canadian property to a particular non-resident holder thereof, the exchange of Enertec Common Shares for Series 1 Exchangeable Shares should qualify as a tax-deferred share-for-share exchange as described above under "-- Shareholders Resident in Canada -- Exchange of Enertec Common Shares for Series 1 Exchangeable Shares Where No Election is Made under Section 85 of the Canadian Tax Act." However, Enertec shareholders are urged to consult their own tax advisors to determine whether they should make an election under section 85 of the Canadian Tax Act in order to provide greater certainty in this regard. Even though the exchange of Enertec Common Shares for Series 1 Exchangeable Shares may be subject to tax under the Canadian Tax Act, this exchange may be exempt from Canadian tax by virtue of an applicable tax treaty or convention. Where a capital gain arising from the disposition of the Enertec Common Shares is not exempt from Canadian tax by virtue of an applicable income tax treaty or convention, the non-resident shareholder may choose to make an election pursuant to subsection 85(1) or (2) of the Canadian Tax Act (or the corresponding provisions of any applicable provincial tax legislation) in order to defer the recognition of the capital gain as described above under "-- Shareholders Resident in Canada -- Exchange of Enertec Common Shares for Series 1 Exchangeable Shares or Cash and Series 1 Exchangeable Shares Where an Election Is Made under Section 85 of the Canadian Tax Act." REGARDLESS OF WHETHER AN ELECTION IS MADE, THE SERIES 1 EXCHANGEABLE SHARES RECEIVED IN EXCHANGE FOR ENERTEC COMMON SHARES WILL BE DEEMED TO BE TAXABLE CANADIAN PROPERTY TO SUCH HOLDER.

     Dividends paid or deemed to be paid on the Series 1 Exchangeable Shares are subject to non-resident withholding tax under the Canadian Tax Act at the rate of 25%, although such rate may be reduced under the provisions of an applicable income tax treaty or convention. For example, under the Tax Treaty, the rate is generally reduced to 15% in respect of dividends paid to a person who is the beneficial owner thereof and who is resident in the United States for purposes of the Tax Treaty.

     A HOLDER WHOSE SERIES 1 EXCHANGEABLE SHARES ARE REDEEMED BY VESI (EITHER UNDER VESI'S REDEMPTION RIGHT OR PURSUANT TO THE HOLDER'S RETRACTION RIGHTS) WILL BE DEEMED TO RECEIVE A DIVIDEND AS DESCRIBED ABOVE UNDER "-- SHAREHOLDERS RESIDENT IN CANADA -- REDEMPTION OF SERIES 1 EXCHANGEABLE SHARES." ANY SUCH DEEMED DIVIDEND WILL BE SUBJECT TO WITHHOLDING TAX AS DESCRIBED IN THE PRECEDING PARAGRAPHS. HOLDERS OF SERIES 1 EXCHANGEABLE SHARES CANNOT CONTROL WHETHER THEY WILL REALIZE A DEEMED DIVIDEND OR PROCEEDS OF DISPOSITION ON AN EXCHANGE OF THE SERIES 1 EXCHANGEABLE SHARES FOR SHARES OF VERITAS DGC COMMON STOCK.

     Enertec shareholders are permitted to dissent from the Arrangement in the manner set out in section 184 of the ABCA. A dissenting Enertec shareholder will be entitled, in the event the Arrangement becomes effective, to be paid by Enertec the fair value of the Enertec Common Shares held by such holder determined as of the appropriate date. See "Dissenting Shareholders' and Optionholders' Rights". Such shareholder will be considered to have realized a deemed dividend and capital gain (or a capital loss) based on redemption proceeds equal to such fair value, computed generally as described above in the case of a redemption (including a retraction) of a Series 1 Exchangeable Share by VESI for a share of Veritas DGC Common Stock under "-- Shareholders Resident in Canada -- Redemption of Series 1 Exchangeable Shares." Deemed dividends will be subject to withholding tax as described above. Any capital gain realized by a dissenting Enertec shareholder would not be taxed under the Canadian Tax Act if the Enertec Common Shares in respect of which the right of dissent is exercised were not taxable Canadian property, as described above. Additional income tax considerations may be relevant to dissenting Enertec shareholders who fail to perfect or withdraw their claims pursuant to the right of dissent. Dissenting Enertec shareholders should consult their own tax advisors.

      CANADIAN FEDERAL INCOME TAX CONSIDERATIONS TO ENERTEC OPTIONHOLDERS

     Subject to the qualifications and assumptions contained herein, in the opinion of Fraser Milner, Canadian counsel to Enertec, the following is a fair and adequate summary of the material Canadian federal income tax considerations, as of the date of this Joint Proxy Statement generally applicable to the holders of Enertec Options who at all relevant times, for purposes of the Canadian Tax Act and any applicable income tax treaty or convention, are resident or deemed to be resident in Canada, who are current or former employees, officers and directors of Enertec and who received the Enertec options in respect of, in the course of, or by virtue of their positions as employees, officers or directors of Enertec.

     This discussion is based on the current provisions of the Canadian Tax Act and the regulations thereunder and counsel's understanding of the current published administrative practices of Revenue Canada.

     This discussion does not take into account or anticipate any changes in law, whether by legislative, administrative or judicial decision or action, nor does it take into account provincial, territorial or foreign income tax legislation or considerations which may differ from the Canadian federal income tax considerations described herein.

     THIS DISCUSSION IS OF A GENERAL NATURE ONLY. THEREFORE, ENERTEC OPTIONHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THEIR PARTICULAR CIRCUMSTANCES. NO ADVANCE INCOME TAX RULING HAS BEEN OBTAINED FROM REVENUE CANADA TO CONFIRM THE TAX CONSEQUENCES OF ANY OF THE TRANSACTIONS DESCRIBED HEREIN.

EXCHANGE OF ENERTEC OPTIONS FOR OPTIONS TO PURCHASE SHARES OF VERITAS DGC COMMON STOCK

     The holders of the Enertec Options will not realize any immediate tax consequences as a result of exchanging the Enertec Options for options to purchase shares of Veritas DGC Common Stock. Instead, for the purposes of the Canadian Tax Act, (a) the Enertec optionholder will be deemed not to have disposed of his Enertec Options and not to have acquired the Veritas DGC Options, (b) the Veritas DGC Options will be deemed to be the same as, and a continuation of, the Enertec Options, and (c) Veritas DGC will be deemed to be the same corporation as Enertec for the purposes hereof.

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    UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS TO ENERTEC SHAREHOLDERS

     In the opinion of Mayor, Day, Caldwell & Keeton, L.L.P., United States counsel to Enertec, the following is a summary of the material United States federal income tax considerations generally applicable to Enertec shareholders that are "United States holders" as defined below and that hold Enertec Common Shares as capital assets, arising from and relating to the Arrangement, including the receipt and ownership of Series 1 Exchangeable Shares and Veritas DGC Common Stock. For purposes of this summary, "United States holders" are United States citizens or residents (including certain former citizens and residents), corporations or partnerships organized under the laws of the United States or any state thereof, any estate subject to United States federal income tax on its income regardless of source, and any trust if a United States court is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust.

     This summary is based on United States federal income tax law in effect as of the date hereof. No statutory, judicial, or administrative authority exists which directly addresses certain of the United States federal income tax consequences of the issuance and ownership of instruments and rights comparable to the Series 1 Exchangeable Shares and the related rights. Consequently, some aspects of the United States federal income tax treatment of the Arrangement, including the receipt and ownership of Series 1 Exchangeable Shares and the exchange of Series 1 Exchangeable Shares for shares of Veritas DGC Common Stock, are not certain. No advance income tax ruling has been sought or obtained from the United States Internal Revenue Service regarding the tax consequences of any of the transactions described herein.

     This summary does not address aspects of United States taxation other than United States federal income taxation, nor does it address all aspects of United States federal income taxation that may be applicable to particular United States holders, including, without limitation, holders of Enertec Common Shares acquired as a result of the exercise of employee stock options. In addition, this summary does not address (1) the United States state or local tax consequences or (2) the foreign tax consequences of the Arrangement.

     UNITED STATES HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE UNITED STATES FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES AND THE FOREIGN TAX CONSEQUENCES OF THE ARRANGEMENT, INCLUDING THE RECEIPT AND OWNERSHIP OF SERIES 1 EXCHANGEABLE SHARES AND THE RELATED RIGHTS.

     Tax Treatment of the Arrangement. It is anticipated that a United States holder that receives Series 1 Exchangeable Shares and the related rights in exchange for Enertec Common Shares in the Arrangement generally will recognize gain or loss on the receipt of the Series 1 Exchangeable Shares and the related rights. Such gain or loss will be equal to the difference between the fair market value of the shares of Series 1 Exchangeable Shares and the related rights at the time of the exchange and the United States holder's tax basis in the Enertec Common Shares exchanged therefor. The gain or loss will be capital gain or loss. Capital gain or loss will be long-term capital gain or loss if the Enertec Common Shares have been held for more than one year at the time of the exchange. The United States holder will take as such holder's tax basis in the Series 1 Exchangeable Shares and the related rights the fair market value of the shares of Series 1 Exchangeable Shares and the related rights received by the United States holder in the Arrangement, and such holder's holding period will begin on the day after the United States holder received the Series 1 Exchangeable Shares and the related rights.

     For United States federal income tax purposes, gain realized on the exchange of Enertec Common Shares for Series 1 Exchangeable Shares generally will be treated as United States source gain, except that, under the terms of the Tax Treaty, such gain may be treated as sourced in Canada. Any Canadian tax imposed on the exchange generally will be available as a credit against United States federal income taxes, subject to applicable limitations. A United States holder that is ineligible for a foreign tax credit with respect to any Canadian tax paid may be entitled to a deduction therefor in computing United States taxable income.

     Exchange or Redemption of Series 1 Exchangeable Shares. It is anticipated that a United States holder that exercises such holder's rights to exchange or upon a redemption of the Series 1 Exchangeable Shares and the related rights for shares of Veritas DGC Common Stock generally will recognize gain or loss on the receipt of the shares of Veritas DGC Common Stock in exchange for such Series 1 Exchangeable Shares and the related rights.

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

Such gain or loss will be equal to the difference between the fair market value of the shares of Veritas DGC Common Stock at the time of the exchange and the United States holder's tax bases in the Series 1 Exchangeable Shares and the related rights exchanged therefor. The gain or loss will be capital gain or loss, except that, with respect to any declared but unpaid dividends on the Series 1 Exchangeable Shares, ordinary income may be recognized by the holder thereof. Capital gain or loss will be long-term capital gain or loss if the Series 1 Exchangeable Shares have been held as capital assets for more than one year at the time of the exchange. The United States holder will take as such holder's tax basis in the shares of Veritas DGC Common Stock the fair market value of the shares of Veritas DGC Common Stock received by the United States holder in the exchange, and such holder's holding period will begin on the day after the United States holder received the shares of Veritas DGC Common Stock.

     For United States federal income tax purposes, gain realized on the exchange of Series 1 Exchangeable Shares for shares of Veritas DGC Common Stock generally will be treated as United States source gain, except that, under the terms of the Tax Treaty, such gain may be treated as sourced in Canada. Any Canadian tax imposed on the exchange generally will be available as a credit against United States federal income taxes, subject to applicable limitations. A United States holder that is ineligible for a foreign tax credit with respect to any Canadian tax paid may be entitled to a deduction therefor in computing United States taxable income.

     Distributions on the Series 1 Exchangeable Shares. A United States holder of Series 1 Exchangeable Shares generally will be required to include in gross income as ordinary income dividends paid on the Series 1 Exchangeable Shares to the extent paid out of the current or accumulated earnings and profits of VESI, as determined under United States federal income tax principles. Such dividends generally will be treated as foreign source passive income for foreign income tax credit limitation purposes. Under the Tax Treaty, such distributions will be subject to Canadian withholding tax at a maximum rate of 15 percent. Subject to certain limitations of United States federal income tax law, a United States holder generally should be entitled to credit such withholding tax against such holder's United States federal income tax liability or to deduct such tax in computing United States taxable income.

     Dissenters. A United States holder who exercises such holder's right to dissent from the Arrangement will recognize gain or loss on the exchange of such holder's Enertec Common Shares for cash in an amount equal to the difference between the amount of cash received and such holder's basis in the Enertec Common Shares exchanged. Such gain or loss will be capital gain or loss if the Enertec Common Shares were held as capital assets at the time of the Effective Time of the Arrangement, and will be long-term capital gain or loss if the Enertec Common Shares have been held for more than one year at the time of the Arrangement.

     Passive Foreign Investment Company Considerations. For United States federal income tax purposes, a foreign corporation (hereinafter, the "tested corporation") generally will be classified as a passive foreign investment company, known as a "PFIC," for any taxable year during which either (i) 75 percent or more of its gross income is passive income (as defined for United States federal income tax purposes) or (ii) on average for such taxable year, 50 percent or more of its assets produce or are held for the production of passive income. For purposes of applying the foregoing tests, the assets and gross income of corporations with respect to which the tested corporation owns at least 25 percent of the value of the stock will be attributed to the tested corporation.

     While there can be no assurance with respect to the classification of either Enertec or VESI as a PFIC, each of Enertec and VESI believes that it did not constitute a PFIC during its taxable years ending prior to consummation of the Arrangement. At the present time, Enertec and Veritas DGC intend to endeavor to cause Enertec and VESI to avoid PFIC status in the future, although there can be no assurance that they will be able to do so or that their intent will not change. Moreover, because a determination of the tested corporation's status as a PFIC cannot be made until the close of the taxable year, United States counsel will not be rendering an opinion with regard to the status of VESI or Enertec as a PFIC.

     After the Arrangement, VESI intends to monitor its status regularly, and promptly following the end of each taxable year VESI will notify United States holders of Series 1 Exchangeable Shares if it believes that VESI was a PFIC for that taxable year.

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

     Although the matter is not free from doubt, if Enertec were a PFIC at any time during a particular United States holder's holding period for its Enertec Common Shares, and the United States holder had not made an election to treat Enertec as a qualified electing fund (a "QEF") under Section 1295 of the United States Internal Revenue Code (a "QEF Election"), then any gain recognized by a United States holder upon the exchange of Enertec Common Shares for Series 1 Exchangeable Shares or cash, may be recharacterized as ordinary income and be subject to the payment of an interest charge under the same rules described below with respect to VESI.

     If VESI is a PFIC following the Arrangement during a United States holder's holding period for such holder's Series 1 Exchangeable Shares, and the United States holder does not make a QEF Election, then (1) the United States holder would be required to allocate income recognized upon receiving certain excess dividends with respect to, and gain recognized upon the disposition of, such United States holder's Series 1 Exchangeable Shares (including upon the exchange of Series 1 Exchangeable Shares for shares of Veritas DGC Common Stock) ratably over the United States holder's holding period for such Series 1 Exchangeable Shares, (2) the amount allocated to each year other than (x) the year of the excess dividend payment or disposition of the Series 1 Exchangeable Shares or
(y) any year prior to the beginning of the first taxable year of VESI for which it was a PFIC, would be subject to tax at the highest rate applicable to individuals or corporations, as the case may be, for the taxable year to which such income is allocated, and an interest charge would be imposed upon the resulting tax attributable to each such year (which charge would accrue from the due date of the return for the taxable year to which such tax was allocated), and (3) amounts allocated to periods described in (x) and (y) will be taxable to the United States holder as ordinary income.

     If the United States holder of Series 1 Exchangeable Shares makes a QEF Election, then the United States holder generally will be currently taxable on such holder's pro rata share of VESI's ordinary earnings and net capital gains (at ordinary income and capital gains rates, respectively) for each taxable year of VESI in which VESI is classified as a PFIC, even if no dividend distributions are received by such United States holder, unless such United States holder makes an election to defer such taxes. If VESI believes that it was a PFIC for a taxable year, it will provide United States holders of Series 1 Exchangeable Shares with information sufficient to allow eligible holders to make a QEF Election and report and pay any current or deferred taxes due with respect to their pro rata shares of VESI's ordinary earnings and profits and net capital gains for such taxable year. United States holders should consult their tax advisors concerning the merits and mechanics of making a QEF Election and other relevant tax considerations if either Enertec or VESI is a PFIC for any applicable taxable year.

     The foregoing summary of the possible application of the PFIC rules to Enertec and VESI and the United States holders of Enertec Common Shares is only a summary of material aspects of those rules. Because the United States federal income tax consequences to a United States holder of Enertec Common Shares under the PFIC provisions are significant, United States holders of Enertec Common Shares are urged to discuss those consequences with their tax advisors.

SHAREHOLDERS NOT RESIDENT IN OR CITIZENS OF THE UNITED STATES

     The following summary is applicable to holders of Enertec Common Shares that are not United States holders.

     A non-United States holder generally will not be subject to United States federal income tax on gain (if any) recognized on the receipt of the Series 1 Exchangeable Shares, on the sale or exchange of the Series 1 Exchangeable Shares, or on the receipt of or sale of shares of Veritas DGC Common Stock unless such gain is effectively connected with a United States trade or business or, in the case of gains recognized by an individual, such individual is present in the United States for 183 days or more and has a "tax home," as defined in the United States Internal Revenue Code, during the taxable year.

     Dividends received by a non-United States holder with respect to the Series 1 Exchangeable Shares should not be subject to United States withholding tax, and Veritas DGC and Enertec do not intend that Veritas DGC, VESI or Enertec will withhold any amounts in respect of such tax from such dividends. There is some possibility, however, that the Internal Revenue Service may assert that United States withholding tax is payable with respect to dividends paid on the Series 1 Exchangeable Shares to non-United States holders. In such case, holders of Series 1 Exchangeable Shares could be subject to United States withholding tax at a rate of 30 percent, which rate
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

may be reduced by an income tax treaty in effect between the United States and the non-United States holder's country of residence. This reduction would result in a withholding tax of 15 percent on dividends paid to residents of Canada under the Tax Treaty.

     Dividends received by non-United States holders with respect to the Veritas DGC Common Stock generally will be subject to United States withholding tax at a rate of 30 percent, which rate may be subject to reduction by an applicable income tax treaty. This reduction would result in a withholding tax of 15 percent on dividends paid to residents of Canada under the Tax Treaty.

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                VERITAS DGC MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion should be read in conjunction with the Veritas DGC Consolidated Financial Statements and Notes thereto.

RESULTS OF OPERATIONS

     Nine months ended April 30, 1999 compared with nine months ended April 30, 1998

     Revenues. Revenues decreased 17% from $388.6 million to $323.1 million during the current nine months. Decreases occurred in most service groups as a result of decreases in demand.

     Land and transition zone acquisition revenues increased 9% from $164.8 million to $149.5 million as a result of decreased crew levels and the industry downturn. Operations improved in the Middle East market during the second quarter; however, revenues decreased in other areas as a result of decreased demand and prices.

     Marine acquisition revenues increased 7% from $59.1 million to $63.0 million despite disruptions caused by weather and the mobilization of vessels. The increase was primarily due to capacity added by the Veritas Viking I.

     Data processing revenues decreased 6% from $68.5 million to $64.6 million. Veritas DGC substantially upgraded its processing centers, including the addition of a third NEC supercomputer in Singapore this year, to meet the demand for complex and computer intensive processing products such as pre-stack time and depth migration.

     Multi-client data library sales decreased 52%, from $96.2 million to $46.0 million, primarily due to the higher level of data sales in the first quarter of fiscal year 1998 related to a new data sales program in the Gulf of Mexico and decreased demand, reflective of the industry downturn, in the second and third quarters of the current year.

     Cost of Services. Cost of services decreased 11% from $249.4 million to $223.2 million relative to the decline in revenue, but increased as a percent of revenues from 61% to 67%. The reduction in operating margins is mainly attributable to a more competitive environment in the onshore markets, as a result of lower commodity prices.

     Depreciation and Amortization. Depreciation and amortization expense increased 31% from $39.8 million to $52.0 million due to the large increase in capital expenditures over the past two years.

     Selling, General and Administrative. Selling, general, and administrative costs decreased slightly from $14.2 million in 1998 to $13.6 million in 1999.

     Interest Expense. Interest expense increased from $6.1 million to $9.2 million due to the addition of the $60.0 million senior notes discussed below at the end of the first quarter in the current year.

     Other Income. The increase in other income from $2.0 to $3.9 million primarily relates to net foreign currency exchange gains resulting from the Canadian dollar strengthening against the U.S. dollar. In the prior year, Veritas DGC recognized losses as the U.S. dollar strengthened against the Australian dollar.

     Income Taxes. Provision for income taxes decreased from $27.2 million to $9.2 million as a result of Veritas DGC's lower taxable income for the current year. The decrease in the effective tax rate from 34% to 32% is primarily attributable to amounts recorded for differences between Veritas DGC's taxable income estimates and taxable income as reported on its tax return.

     Equity in (earnings) loss. Equity in (earnings) loss is related to the Indonesian joint venture. A decrease in marine acquisition surveys accounts for the decreased profitability in the current year.

     Fiscal 1998 Compared With Fiscal 1997

     Revenues. For fiscal 1998, revenues increased 46% from $362.7 million to $529.0 million. Although all service groups improved, multi-client data library sales showed the largest increase at 151%, from $48.4 million

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to $121.3 million. Over the past two years, as oil and gas companies have moved toward multi-client surveys to reduce finding costs, Veritas DGC has significantly increased its data library. Sales from the data library primarily involved marine surveys in the deepwater Gulf of Mexico and North Atlantic.

     Land and transition zone acquisition revenues increased 31% from $175.8 million to $229.8 million as a result of additional recording capacity, resulting from the purchase in late fiscal 1997 of equipment to configure up to two crews in Oman, the addition of one crew in Latin America, and operating efficiencies from upgraded and standardized equipment. In Canada, warmer than usual winter conditions, an extended spring breakup period and a decrease in deep gas seismic activity had a negative impact on revenues.

     Marine acquisition revenues increased 33% from $64.4 million to $85.9 million even though five vessels were in dry dock approximately one month each for regularly schedule maintenance at various times during the year. The increase was primarily due to the deployment of additional streamer capacity and an increase in demand for multi-client surveys, particularly in the Gulf of Mexico. In addition, beginning in June 1998, Veritas DGC chartered the Veritas Viking I, a new vessel, which set Veritas DGC production records in the brief period it operated during the year.

     Data processing revenues increased 24% from $74.1 million to $92.0 million as a result of increases in market activity, volume of data acquired in 3D surveys and demand for computer intensive processes such as prestack time and depth migration. Veritas DGC has substantially upgraded its processing centers, including the addition of NEC supercomputers in Crawley, England and Singapore and several multi-noded workstations, to meet this increased demand.

     Cost of Services. Cost of services increased 28% from $271.7 million to $346.9 million; but, as a percent of revenues, decreased from 75% to 66%. The improvement in operating margins is mainly attributable to significant sales and performance of multi-client data surveys that generally have higher margins. Data processing operating margins also showed improvement due to more efficient equipment. Marine acquisition and land and transition zone margins remained relatively consistent.

     Depreciation and Amortization. Depreciation and amortization expense increased 38% from $40.6 million to $56.1 million due to the large increase in capital expenditures over the prior two years.

     Selling, General and Administrative. Selling, general and administrative expenses increased 65% from $11.4 million to $18.8 million resulting primarily from the addition of staff to support Veritas DGC's expanded operations and costs incurred in implementing new administrative and accounting systems and a more aggressive marketing strategy.

     Interest Expense. Compared with fiscal 1997, interest expense remained relatively constant in fiscal 1998. Fiscal 1998 interest expense was benefitted by capitalizing $800,000 of interest incurred in connection with the cost of outfitting the Veritas Viking I.

     Other (Income) Expense. Other (income) expense increased from a loss of $630,000 to income of $338,000 primarily from interest income earned on higher average cash balances. This increase was partially offset by net foreign currency losses resulting from fluctuations in foreign money markets.

     Income Taxes. Provisions for income taxes increased from $6.1 million to $34.2 million as a result of Veritas DGC's increased profitability. The effective tax rate increased from 20% to 34%. The fiscal 1997 tax rate was benefitted by the write-off of certain of Veritas DGC's investments in the prior year.

     Fiscal 1997 Compared With Fiscal 1996

     Revenues. For fiscal 1997, total revenues increased 45% from $250.6 million to $362.7 million. Land and transition zone acquisition revenues increased 49% from $117.6 million to $175.8 million as a result of higher demand, additional capacity of 9,000 channels and operating efficiencies from upgraded and standardized equipment. Demand improved significantly in Canada and remained high during the spring break-up period. Contracts in Veritas DGC's other markets had longer terms, larger channel requirements, better prices and improved weather protection clauses than in prior years.

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     Marine acquisition revenues increased 19% from $54.4 million to $64.4 million primarily due to increased utilization of Veritas DGC's vessels, higher productivity from the upgrade to Syntron equipment, the addition of the Polar Princess in the first quarter and another short-term chartered vessel in the fourth quarter.

     Data processing operations increased 33% from $55.6 million to $74.1 million due to increases in capacity, productivity and volumes of data available for processing. Veritas DGC substantially upgraded its processing centers, installed a NEC supercomputer in Houston and opened new centers in Abu Dhabi, Australia, Ecuador and Oklahoma.

     Multi-client data sales increased 110% from $23.0 million to $48.4 million due to expanding customer interest in the Gulf of Mexico, especially deepwater and sub-salt areas, and North Sea multi-client data surveys.

     Cost of Services. Cost of services increased 37% from $198.7 million to $271.7 million; but, as a percent of revenues decreased from 79% to 75%. The improvement in operating margins is attributable to higher prices due to increased market demand, better equipment utilization and higher productivity for all service groups as discussed above.

     Depreciation and Amortization. Depreciation and amortization expense increased 51% from $26.9 million to $40.6 million due to the extensive 1997 capital expenditure program.

     Selling, General and Administrative. Selling, general and administrative expenses increased 57% from $7.3 million to $11.4 million, resulting primarily from costs incurred in implementing new administrative and accounting systems, pursuing a more aggressive marketing strategy and from incentive compensation as a result of Veritas DGC's improved performance.

     Interest Expense. Interest expense increased 37% from $5.5 million to $7.5 million due to increased debt levels required to finance the 1997 capital expenditure program. Veritas DGC issued $75 million of senior notes during the year.

     Merger Related Costs. Merger related costs consist primarily of one month of investment banking and professional fees and expenses incurred in connection with the combination with VESI.

     Income Taxes. Provision for income taxes increased from $2.0 million to $6.1 million as a result of increased profitability. However, the effective tax rate was reduced in the current year by the write-off of certain investments.

     Equity in (earnings) loss. Equity in (earnings) loss is related to the Indonesian joint venture. An increase in marine acquisition surveys and the sale of multi-client data library account for the increased profitability of the joint venture in the current year.

LIQUIDITY AND CAPITAL RESOURCES

     Sources and Uses

     Veritas DGC's internal sources of liquidity are cash, cash equivalents and cash flow from operations. External sources include public and private financing, the unutilized portion of a revolving credit facility, equipment financing and trade credit.

     In October 1996, Veritas DGC completed a $75.0 million public offering of senior notes ("Series A Notes"), and in October 1998, Veritas DGC completed a $60.0 million private placement of senior notes ("Series B Notes"), both due in October 2003. In March 1999, the Series B Notes were exchanged for notes ("Series C Notes") with terms identical in all material respects to those of the Series A Notes. This exchange was registered under the Securities Act. The net proceeds from the Series B Notes will be used for general corporate purposes, including capital expenditures and additions to Veritas DGC's data library as discussed below. The indentures relating to the senior notes contain certain covenants, including covenants that limit Veritas DGC's ability to, among other things, incur additional debt, pay dividends, and complete certain mergers, acquisitions and sales of assets. Veritas DGC is in compliance with all covenants of the indentures as of April 30, 1999. Upon a change in control of Veritas DGC, as defined in the indentures, holders of the senior notes have the right to

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

require Veritas DGC to purchase all or a portion of such holder's senior note at a price equal to 101% of the aggregate principal amount. Interest is payable semi-annually.

     In July 1998, Veritas DGC obtained a new revolving credit facility due July 2001 from commercial lenders that provides advances up to $50.0 million. Advances are limited by a borrowing base and bear interest, at Veritas DGC's election, at LIBOR or prime rate plus a margin based on certain ratios maintained by Veritas DGC. The borrowing base, which is calculated based on a percentage of eligible accounts receivable, is used to determine the amounts available for advances under the credit facility. Advances are secured by certain accounts receivable for a limited amount. Covenants in the agreement limit, among other things, Veritas DGC's right to take certain actions, including creating indebtedness. Completion of the Transaction will not result in any default under Veritas DGC's credit facility or its indentures. In addition, the agreement requires Veritas DGC to maintain certain financial ratios. Veritas DGC is in compliance with all covenants of the agreement, and there were no outstanding advances as of April 30, 1999.


     Veritas DGC requires significant amounts of working capital to support its operations and to fund capital spending and research and development programs. Veritas DGC's foreign operations require greater amounts of working capital than similar domestic activities, as the average collection period for foreign receivables is generally longer than for comparable domestic accounts. In addition, receivables and payables denominated in foreign currencies are subject to fluctuations in foreign money markets. Approximately 41% of revenues for the nine months ended April 30, 1999 were attributable to Veritas DGC's foreign operations. In recent years, many oil and gas companies have begun to reduce their reliance upon proprietary seismic data acquired exclusively for them by seismic contractors. Instead, such companies are increasingly relying upon multi-client data surveys and non-exclusive data licensed from seismic companies. Veritas DGC believes that this trend will continue and, accordingly, has expanded its multi-client data library and its participation in multi-client surveys. In most cases, Veritas DGC undertakes multi-client data surveys only after full or partial funding or purchase commitments have been obtained from third party participants. In some instances, however, surveys are undertaken without funding or purchase commitments. To the extent funding or purchase commitments are not obtained, Veritas DGC has no assurance that it will recover its costs. Any unrecoverable costs will result in impairment of the multi-client data library and related charges to net income. Because of the lead-time between survey execution and sale, those multi-client data surveys which are not fully funded generally require greater amounts of working capital than contract work. Depending on Veritas DGC's ability to sell the data, the timing of future sales of the data and the collection of the proceeds from such sales, Veritas DGC's liquidity will be affected; however, Veritas DGC believes that these non-exclusive surveys have good long-term sales, earnings and cash flow potential.


     Veritas DGC's revised capital budget for fiscal 1999 is $78.8 million, which includes expenditures of $30.0 million to maintain or replace Veritas DGC's current operating equipment and $48.8 million to expand capacity. Research and development costs are estimated at $8.1 million in fiscal 1999.

     Veritas DGC will require substantial cash flow to continue operations on a satisfactory basis, complete its capital expenditure and research and development programs and meet its principal and interest obligations with respect to outstanding indebtedness. However, Veritas DGC's ability to meet its obligations depends on its future performance, which, in turn, is subject to general economic conditions, business and other factors beyond Veritas DGC's control. During the first calendar quarter, many oil and gas companies announced annual budgets that are substantially lower than the prior year. Key factors affecting future results will include utilization levels for both land and marine crews and the level of data library sales. The ability to forecast future earnings is more difficult as a result of a substantial reduction in backlog ($152.4 million at April 30, 1999 compared to $355.1 million at April 30, 1998). The continued deterioration in activity levels and current industry outlook will result in a very difficult environment for the balance of fiscal 1999.

     Management has undertaken certain initiatives in response to the current industry downturn to preserve the financial strength and flexibility of Veritas DGC. Since September 1998, headcount has been decreased from approximately 4,500 to 2,360 employees. Veritas DGC has decommissioned the multi-boat operation in the Gulf of Mexico in March 1999. All three vessels, which were on short-term charters, have been returned to the vessel owners. In order to reduce capital expenditures, the seismic equipment outfitting these vessels has been installed

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

on the Veritas Viking II, which was launched in June 1999. Management continues to monitor discretionary capital expenditures.

     Veritas DGC anticipates that cash and cash equivalents, cash flow from operations, the unutilized portion of the revolving credit facility and borrowings permitted under the indentures and revolving credit facility will provide sufficient liquidity to fund these requirements through fiscal 1999. If Veritas DGC is unable to generate sufficient cash flow from operations or otherwise to comply with the terms of the revolving credit facility or the indentures, it may be required to refinance all or a portion of its existing debt or obtain additional financing. Veritas DGC cannot assure that it would be able to obtain such refinancing or financing, or that any refinancing or financing would result in a level of net proceeds required.

     Year 2000

     Year 2000 Issue. Some software applications, hardware, equipment and embedded chip systems identify dates using only the last two digits of the year. These products may be unable to distinguish between dates in the Year 2000 and dates in the year 1900. That inability (referred to as the "Year 2000" issue), if not addressed, could cause applications, equipment or systems to fail or provide incorrect information after December 31, 1999, or when using dates after December 31, 1999. This in turn could have an adverse effect on Veritas DGC because it directly depends on its own applications, equipment and systems and indirectly depends on those of other entities with which Veritas DGC interacts.

     Compliance Program. Veritas DGC has prepared a formal plan to address Year 2000 issues as they relate to Veritas DGC's business and its operations. In accordance with that plan, Veritas DGC has evaluated all internal hardware and software used in its operations, including those used to support Veritas DGC's activities, such as seismic data acquisition and processing equipment and accounting and payroll systems.

     Veritas DGC's State of Readiness. In the ordinary course of business, Veritas DGC has replaced a significant amount of its hardware and software with Year 2000 compliant systems. Veritas DGC has also identified all external relationships, mainly suppliers and customers, and mailed each entity an internally prepared questionnaire regarding Year 2000 issues. Responses returned indicate a state of readiness and non-responses do not pertain to critical systems. Currently, Veritas DGC estimates that it will complete its plan, including remedial actions, by September 30, 1999.

     Contingency Planning. As part of the Year 2000 project, Veritas DGC will seek to determine which of its business activities may be vulnerable to a Year 2000 disruption. A replacement schedule has been prepared for its remaining non-compliant systems. An ongoing monitoring program and contingency procedures have been established in the event of unanticipated non-compliance problems.

     Costs to Address Year 2000 Compliance Issues. Approximately $125,000 of costs has been incurred to address the Year 2000 compliance issues. Veritas DGC is not aware of any additional material contingencies or costs that will be incurred.

     Risk of Non-Compliance. If implementation of the Year 2000 compliance program is not successful, the major applications that pose the greatest Year 2000 risks for Veritas DGC are internal hardware and software used in its operations. The potential problem, if the Year 2000 compliance program is not successful, are disruptions of Veritas DGC's revenue and customer and vendor distributions. In addition, if the Year 2000 compliance program is not successful, the potential exists that Veritas DGC may not be able to perform its other financial and accounting functions.

     While Veritas DGC believes that its Year 2000 project will substantially reduce the risks associated with the Year 2000 issue, there can be no assurance that it will be successful in completing each and every aspect of the project on schedule, and if successful, that the project will produce the expected results. Due to the general uncertainty inherent in the Year 2000 issues, Veritas DGC cannot conclude that its failure or the failure of third parties to achieve Year 2000 compliance will not adversely affect its financial position, results of operations or cash flows.

     Other

     Since Veritas DGC's quasi-reorganization with respect to Digicon Inc. on July 31, 1991, the tax benefits of net operating loss carryforwards existing at the date of the quasi-reorganization have been recognized through a direct addition to paid-in capital, when realization is more likely than not. Additionally, the utilization of the net operating loss carryforwards existing at the date of the quasi-reorganization is subject to certain limitations. During the nine months ended April 30, 1999, Veritas DGC recognized $1.1 million related to these benefits, due to increased profitability of Veritas DGC's U.K. operations.

     Veritas DGC maintains operations in Europe, which are predominately conducted from its U.K. offices. Although the U.K. has not currently elected to convert to the new "euro" currency, Veritas DGC does have transactions with companies in countries that have adopted the new currency. Veritas DGC has made a preliminary assessment and does not anticipate any material effect to the consolidated financial statements as a result of the new currency.

     See Note 1 of Notes to Veritas DGC Consolidated Financial Statements regarding new accounting pronouncements not yet adopted.

                            BUSINESS OF VERITAS DGC

GENERAL

     Veritas DGC is a leading provider of seismic data acquisition, data processing, multi-client data surveys and information services to the oil and gas industry in selected markets worldwide. Veritas DGC operates primarily in the United States, South America, the Asia Pacific region, Canada, Europe and the Middle East. Oil and gas companies utilize seismic data for the determination of suitable locations for drilling exploratory wells and, increasingly, in reservoir management for the development and production of oil and gas reserves. Veritas DGC acquires seismic data on land and in marine and transition zone environments, and processes data acquired by its own crews and crews of other operators. Veritas DGC acquires seismic data both on an exclusive contractual basis for its customers and on its own behalf for licensing to multiple customers on a non-exclusive basis.

INDUSTRY CONDITIONS

     In recent years, worldwide demand for three-dimensional surveys by major oil and gas companies and independent producers has increased. The greater precision and improved subsurface resolution obtainable from three-dimensional seismic data have assisted oil and gas companies in finding new fields and more accurately delineating existing fields, as well as enhancing existing reservoir management and production monitoring techniques. Enhanced subsurface resolution obtainable from three-dimensional studies has been a key factor in improving drilling success ratios and lowering finding and field extension costs. This improved technology, coupled with advances in drilling and completion techniques, is enhancing the industry's ability to develop oil and gas reserves, particularly in transition zone and deepwater environments.

     Overall demand for seismic services is dependent upon the level of expenditures by oil and gas companies for exploration, production, development and field management activities, which depends in part on present and expected future oil and natural gas prices. The oil and gas industry is currently operating in an environment of low oil and gas prices and a resulting reduced level of industry activity. Low oil and gas prices and reduced industry expenditures are expected for the near term and could have an adverse effect on the demand for Veritas DGC's services, results of operations and cash flows.

COMPANY OVERVIEW

     Geophysical services enable oil and gas companies to determine whether subsurface conditions are likely to be favorable for finding new oil and gas accumulations and assist oil and gas companies in determining the size and structure of previously identified oil and gas fields. These services consist of the acquisition and processing of seismic data, which are used to produce computer-generated images and cross-sections of the subsurface strata. These are then analyzed and interpreted by customers' geophysicists and used by oil and gas companies in the acquisition of new leases, the selection of drilling locations on exploratory prospects and in reservoir development and management.

     Land and transition zone data acquisition. Each of Veritas DGC's land and transition zone data acquisition crews consists of a surveying unit that lays out the lines to be recorded, an explosives or mechanical vibrating unit and a recording unit that lays out the geophones and recording instruments. Veritas DGC utilizes helicopters to aid its crews in seismic data acquisition in situations where such use will reduce overall costs and improve productivity. As of June 1, 1999, Veritas DGC's land and transition zone data acquisition services were being conducted by five seismic crews operating in the United States, Canada, Argentina and Oman. In fiscal 1998, land and transition zone data acquisition accounted for approximately 43% of Veritas DGC's revenues.

     Marine data acquisition. Veritas DGC's marine data acquisition crews operate primarily on chartered vessels equipped with a full complement of seismic, navigational and communications equipment. Veritas DGC currently operates six vessels, with three located in the Gulf of Mexico and the remainder in international markets. All of Veritas DGC's six seismic vessels are capable of performing two-dimensional seismic surveys and three are equipped to perform three-dimensional seismic surveys. During the last several years, a majority of Veritas DGC's marine seismic acquisition services involved three-dimensional surveys. In fiscal 1998, marine data acquisition accounted for approximately 16% of Veritas DGC's revenues.

     Data processing. Veritas DGC currently operates 21 data processing centers. These centers process data acquired by Veritas DGC's own crews, as well as crews of other operators. Because they are configured primarily for processing large-scale offshore surveys, three of these centers operate NEC supercomputers supported by high speed networks. The other 18 centers, which are utilized mainly for smaller scale land seismic surveys, operate data processing systems equipped primarily with Sun Microsystems workstations. In fiscal 1998, data processing accounted for approximately 18% of Veritas DGC's revenues.

     Licensing of multi-client data surveys. Veritas DGC also acquires and processes seismic data for its own account by conducting surveys either partially or wholly funded by multiple customers. In this mode of operation, Veritas DGC retains ownership of the data and licenses this data on a non-exclusive basis. In fiscal 1998, the licensing of multi-client data surveys accounted for 23% of Veritas DGC's revenues.

BUSINESS STRATEGY

     Veritas DGC's objective is to enhance its position as a leading provider of seismic services while seeking to maximize earnings and cash flow. To achieve these goals, Veritas DGC employs the following business strategy:

          Invest in leading technology. Veritas DGC intends to continue to upgrade its data acquisition and processing equipment as often as necessary to maintain technological capabilities that are comparable or superior to those of its competitors. From the beginning of fiscal 1994 through fiscal 1998, Veritas DGC invested approximately $292 million to replace or substantially upgrade its principal geophysical operating assets. This investment in the latest available seismic technology has resulted in increased operating efficiency and capacity.

             Land and transition zone data acquisition. Veritas DGC's transition zone crews are equipped with Input/Output System Two Remote Seismic Recorder systems, and land crews employ either Input/ Output System Two or Sercel 388 equipment.

             Marine data acquisition. Five of Veritas DGC's six seismic data acquisition vessels have been upgraded to Syntron recording systems. The Veritas Viking, a new chartered flagship vessel constructed to Veritas DGC's specifications, entered service during fiscal 1998. The Veritas Viking II was completed and entered service on June 2, 1999. The Viking class vessels are capable of deploying more than 12 seismic streamer cables.

             Data processing. Veritas DGC's 21 seismic data processing centers employ the latest available technology. To improve its speed and capacity in processing large three-dimensional marine surveys, Veritas DGC has recently installed NEC supercomputers in its Singapore; Crawley, England; and Houston processing centers.

          Invest in multi-client data library. At July 31, 1998, Veritas DGC's multi-client data library included approximately 1.8 million line kilometers of seismic survey data. Due to increased industry demand for multi-client surveys in fiscal 1998, revenue from data library sales for the year aggregated approximately $121.3 million, a 151% increase over such sales in fiscal 1997. Veritas DGC intends to continue its recent and increasing emphasis on multi-client surveys and expects to increase the book carrying value of its multi-client data library from $51.1 million at July 31, 1998 to approximately $115 million by the end of fiscal 1999. The relatively expensive cost of acquiring and processing seismic data has prompted many oil and gas companies to participate in multi-client surveys to reduce geophysical expenses, particularly in light of current conditions in the oil and gas industry.

          Focus on select geographic markets. Veritas DGC deploys its land and transition zone crews and seismic vessels in geographic areas where it can establish and maintain a strong competitive presence.

          Maintain flexible marine operations. In its marine seismic data acquisition activities, Veritas DGC presently operates five chartered vessels, four of which have unexpired charter terms ranging from one to three years, subject to renewal at Veritas DGC's option in most instances. It currently owns one vessel and has options to acquire an interest in the two Viking class vessels referred to above. Veritas DGC's current strategy is to charter vessels, with a view to reducing vessel costs in times of low demand, while retaining

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

     the flexibility to relocate its marine seismic equipment onto vessels that may better meet customers' evolving requirements. In general, Veritas DGC also seeks to operate a technically balanced fleet of vessels with operating characteristics that efficiently serve those markets experiencing the greatest demand.

SERVICES AND MARKETS

     Veritas DGC acquires seismic data in land, transition zone and marine environments and processes data acquired from its own crews as well as data acquired by other geophysical crews. The following tables set forth Veritas DGC's revenues by service group and geographical area:

                                                           YEARS ENDED JULY 31,
                                                     --------------------------------
                                                       1996        1997        1998
                                                     --------    --------    --------
                                                              (IN THOUSANDS)
REVENUES BY SERVICE GROUP(1)
Land and transition zone acquisition.............    $117,667    $175,837    $229,754
Marine acquisition...............................      54,360      64,429      85,852
Data processing..................................      55,566      74,107      91,999
Data library sales...............................      23,003      48,342     121,354
                                                     --------    --------    --------
  Total..........................................    $250,596    $362,715    $528,959
                                                     ========    ========    ========
REVENUES BY GEOGRAPHICAL AREA
United States(2).................................    $ 98,875    $184,013    $281,223
Canada...........................................      47,423      52,141      47,059
Latin America....................................      36,346      51,157      93,494
Europe...........................................      37,394      42,798      51,089
Middle East......................................                   2,403      13,632
Asia Pacific.....................................      30,558      30,203      42,462
                                                     --------    --------    --------
  Total..........................................    $250,596    $362,715    $528,959
                                                     ========    ========    ========

---------------

(1) Revenues from data acquisition and data processing services are recognized based on contractual rates set forth in the related contract if the contract provides a separate rate for each service provided. If the contract only provides a rate for the overall service, revenues are recognized based on the percentage of each service group's cost to total cost.

(2) Includes export sales of $4,774, $4,115 and $458 in fiscal 1996, 1997 and 1998, respectively.

     Geophysical services are marketed from Veritas DGC's corporate offices and from its regional administrative centers by personnel whose duties also typically include technical, supervisory or executive responsibilities. Contracts are obtained either through competitive bidding in response to invitations for bids, by direct negotiation with the prospective customer or through the initiation by Veritas DGC of surveys for its data library.

     Contracts for exclusive data acquisition involve payments on either a turnkey method or a time basis. Veritas DGC estimates that over 75% of its contracts provide for the turnkey method. Under the turnkey method, payments for services are based upon the amount of data collected or processed, and Veritas DGC bears substantially all of the risk of business interruption caused by inclement weather and other hazards. When operating on a time basis, payments are based on agreed rates per unit of time. Certain risks of business interruption are shared in agreed percentages by Veritas DGC and the customer. In each case, progress payments are usually required unless it is expected that the job can be accomplished in a brief period.

     Land and Transition Zone Acquisition

     Veritas DGC's land and transition zone acquisition services are performed with seismic equipment using the latest technology. The equipment is capable of collecting both two-dimensional and three-dimensional data, has a combined recording capacity of approximately 31,000 channels and can be configured to operate up to 21 crews.

A majority of Veritas DGC's land and transition zone acquisition services involve three-dimensional surveys. Veritas DGC is currently operating a total of six crews located in three countries.

     Each crew consists of: a surveying unit which lays out the lines to be recorded and marks the site for shot-hole placement or equipment location; an explosive or mechanical vibrating unit; and a recording unit that lays out the geophones and recording instruments, directs shooting operations and records the acoustical signal reflected from subsurface strata. On a typical land seismic survey, the seismic crew is supported by several drill crews, which are typically furnished by third parties under short-term contracts. Drill crews operate in advance of the seismic crew and bore shallow holes for explosive charges which, when detonated by the seismic crew, produce the necessary acoustical impulse. In locations where the use of explosives is precluded due to population density, technical requirements or ecological factors, a mechanical vibrating unit or compressed air is substituted for explosives as the acoustical source.

     Veritas DGC uses helicopters to aid its crews in seismic data acquisition in situations where such use will reduce overall costs and improve productivity. In a helicopter supported project, narrower seismic lines are cut than when trucks are used for transportation. The use of helicopters is often required in rugged terrain and environmentally sensitive areas and results in better access and reduced surface damage.

     Marine Acquisition

     Marine acquisition services are carried out by Veritas DGC's crews operating primarily from chartered vessels which have been modified or equipped to Veritas DGC's specifications. The following table sets forth certain information concerning Veritas DGC's geophysical vessels:

                                     YEAR
                                    ENTERED          LOCATION
VESSEL                              SERVICE     AS OF MAY 31, 1999      LENGTH      BEAM
------                              -------    --------------------    --------    -------
Acadian Searcher..................   1983      Offshore Australia      217 feet    44 feet
Ross Seal.........................   1987      Offshore Malaysia       176 feet    38 feet
Polar Search......................   1992      Offshore Brazil         300 feet    51 feet
Polar Princess....................   1996      Gulf of Mexico          250 feet    46 feet
Professor Kurentsov...............   1997      Offshore Egypt          225 feet    41 feet
Veritas Viking I..................   1998      Gulf of Mexico          305 feet    72 feet
Veritas Viking II.................   1999      Launched June 2,        305 feet    72 feet
                                               1999

     The Polar Search, Polar Princess and Professor Kurentsov are chartered from ship operators for initial terms which expire in January 2000, February 2000 and August 2001, respectively. The Veritas Viking I is chartered from a ship owner on an initial term which expires in June 2006. Veritas DGC has signed an eight-year charter for the Veritas Viking II which expires in June 2007. The Ross Seal is operated under a short-term charter arrangement which expires December 31, 1999. These charters contain certain options for Veritas DGC to extend terms at rates closely approximating the expiring terms and rates. Decisions on whether to extend the expiring vessel charters or enter into charters with other vessel owners will be made prior to each charter expiration date. Veritas DGC owns the Acadian Searcher.

     Each vessel generally has an equipment complement consisting of seismic recording instrumentation, digital seismic streamer cable, cable location and seismic data location systems, multiple navigation systems, a source control system which controls the synchronization of the energy source and a firing system which generates the acoustical impulses. The streamer cable contains hydrophones that receive the acoustical impulses reflected by variations in the subsurface strata. Data acquired by each channel in the digital cable is partially processed before it is transmitted to recording instruments for storage on magnetic media, thus reducing subsequent processing time and the effective acquisition costs to the customer.

     At present, three of Veritas DGC's vessels are equipped with multiple streamers and multiple energy sources, which acquire more lines of data with each pass, reducing completion time and the effective acquisition cost. The Veritas Viking I and the Veritas Viking II, Veritas DGC's largest vessels, entered service in fiscal 1998

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

and June 1999, respectively. These Viking class vessels are capable of deploying more than 12 seismic streamer cables.

     Each marine seismic crew consists of approximately 20 persons, excluding the ship's captain and ship personnel. Seismic personnel live aboard the ship during their tours of duty, which are staggered to permit continuous operations. During seismic operations, Veritas DGC's personnel direct the positioning of the vessel using sophisticated navigational equipment, deploy and retrieve the seismic streamer cable and energy-source array and operate all other systems relating to data collection activities. Veritas DGC's personnel do not, however, have ultimate responsibility for chartered vessels, which are operated by the captain and personnel who are employees of the vessel owner.

     Data Processing

     A majority of Veritas DGC's data processing services are performed on three-dimensional seismic data. At each of its centers, data received from the field, both from Veritas DGC and other geophysical contractors, is processed to produce an image of the earth's subsurface using proprietary computer software and techniques developed by Veritas DGC. Veritas DGC also reprocesses older seismic data using new techniques designed to enhance the quality of the data.

     Veritas DGC's data processing centers have opened at various times from 1996 through 1999 and are located in:

-  Texas                                   -  Australia
   -- Houston (two locations)                 -- Brisbane
   -- Irving                                  -- Perth
   -- Austin
   -- Midland                              -  Indonesia
                                              -- Jakarta
-  Colorado
   -- Denver                               -  Malaysia
-  Oklahoma                                   -- Kuala Lumpur
   -- Oklahoma City                        -  Argentina
-  Bolivia                                    -- Buenos Aires
   -- Santa Cruz                              -- Neuquen
-  Singapore                               -  Venezuela
                                              -- Caracas
-  United Kingdom
   -- Crawley                              -  Ecuador
   -- Aberdeen                                -- Quito
-  Canada                                  -  U.A.E.
   -- Calgary                                 -- Abu Dhabi
                                           -  Norway
                                              -- Stavanger

     Veritas DGC's centers operate high capacity, advanced technology data processing systems based on NEC, SUN, SGI and HP computer systems with high-speed networks. These systems utilize Veritas DGC's proprietary seismic data processing software. The marine and land data acquisition crews have software identical to that utilized in the processing centers, allowing for ease in the movement of data from the field to the data processing centers. Veritas DGC operates both land and marine data processing centers and tailors the equipment and software deployed in an area to meet the local market demands.

     To improve its speed and capacity in processing large three-dimensional surveys, Veritas DGC installed a NEC supercomputer in its Houston processing center in July 1996. The success of this first system led to the installation of additional systems in the Crawley center in August 1997 and in the Singapore center in July 1998. These supercomputer installations act as global resources for all of Veritas DGC's data processing operations. In

1998 Veritas DGC completed the installation of a state-of-the-art visualization center in its Houston processing center. The center allows customers to display and manipulate large amounts of three-dimensional seismic data on a 18 by 7 foot screen.

     Data Library Sales

     Veritas DGC often acquires and processes data for its own account for licensing to customers on a non-exclusive basis. Veritas DGC seeks pre-funding commitments from multiple customers for a large portion of the cost of these surveys to reduce investment risk. In recent years, Veritas DGC has generally received commitments in excess of 70%; however, changing market conditions could reduce commitment levels in the future. Once acquired and processed, these surveys are then licensed for use to other customers on a non-exclusive basis. Factors considered in determining whether to undertake such surveys include the availability of initial participants to underwrite a percentage of the costs, the location to be surveyed, the probability and timing of future lease concessions and development activity in the area and the availability, quality and price of competing data.

     The relatively expensive cost of acquiring and processing seismic data has prompted many oil and gas companies to participate in multi-client surveys to reduce their geophysical expenses. In response to this increased demand, Veritas DGC is adding to its data library, primarily in the Gulf of Mexico, the North Atlantic and Asia Pacific, as well as onshore in Mississippi, Wyoming and Texas.

TECHNOLOGY AND CAPITAL EXPENDITURES

     The geophysical industry is highly technical, and the requirements for the acquisition and processing of seismic data have evolved continuously during the past 50 years. Accordingly, it is of significance to Veritas DGC that its technological capabilities are comparable or superior to those of its competitors, whether through continuing research and development, strategic alliances with equipment manufacturers or by acquiring technology under license from others.

     Currently, Veritas DGC employs approximately 60 persons in its research and development activities, substantially all of whom are scientists, engineers or programmers. During fiscal 1996, 1997 and 1998, research and development expenditures were $3.2 million, $3.7 million, and $6.2 million, respectively.

     Veritas DGC rarely applies for patents on internally developed technology. This policy is based upon the belief that most proprietary technology, even where regarded as patentable, can be more effectively protected by maintaining confidentiality than through disclosure and a patent enforcement program. Certain of the equipment, processes and techniques used by Veritas DGC are subject to the patent rights of others, and Veritas DGC holds non-exclusive licenses with respect to a number of such patents. While Veritas DGC regards as beneficial its access to others' technology through licensing, Veritas DGC believes that substantially all presently licensed technology could be replaced without significant disruption to the business should the need arise.

     The capital expenditure program for fiscal 1999 requires expenditures of approximately $78.8 million, and another $8.1 million is budgeted for research and development activities. The level of future capital expenditures will depend on the availability of funding and market requirements as dictated by oil and gas company activity levels.

     The following table sets forth a summary of Veritas DGC's capital expenditures for the three years ended July 31, 1998.

                                                             YEARS ENDED JULY 31,
                                                          ---------------------------
                                                           1996      1997      1998
                                                          -------   -------   -------
                                                                (IN THOUSANDS)
Land and transition zone acquisition...................   $15,020   $38,024   $29,207
Marine acquisition.....................................     7,757    34,482    43,599
Data processing........................................     8,394    19,743    24,701
Other..................................................     1,689     3,801     2,042
                                                          -------   -------   -------
  Total................................................   $32,860   $96,050   $99,549
                                                          =======   =======   =======

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

COMPETITION AND OTHER BUSINESS CONDITIONS

     The acquisition and processing of seismic data for the oil and gas exploration industry has historically been highly competitive worldwide. As a result of changing technology and increased capital requirements, the seismic industry has consolidated substantially since the late 1980's. The largest competitors remaining in the market are Western Geophysical (a division of Baker Hughes Inc.), Geco-Prakla (a division of Schlumberger), Compagnie Generale Geophysique and Petroleum Geo-Services ASA. Management believes Veritas DGC is the fifth largest provider of geophysical services based on associated revenues. Competition for available seismic surveys is based on several competitive factors, including price, crew experience, equipment availability, technological expertise and reputation for quality and dependability.

     Veritas DGC's data acquisition activities often are conducted under extreme weather and other hazardous conditions. Accordingly, these operations are subject to risks of injury to personnel and loss of equipment. Veritas DGC carries insurance against the destruction of, or damage to, its chartered vessels, geophysical equipment and property and injury to persons that may result from its operations and considers the amounts of such insurance to be adequate. Veritas DGC may not be able to obtain insurance against certain risks or for equipment located from time to time in certain areas of the world. Veritas DGC obtains insurance against war, expropriation, confiscation and nationalization when such insurance is available and when management considers it advisable to do so. Such coverage is not always available and, when available, is subject to unilateral cancellation by the insuring companies on short notice. Veritas DGC also carries insurance against pollution hazards.

     Fixed costs, including costs associated with vessel charters and operating leases, labor costs, depreciation, and interest expense, account for a substantial percentage of Veritas DGC's costs and expenses. As a result, downtime or low productivity resulting from reduced demand, equipment failures, weather interruptions or otherwise, can result in significant operating losses.

BACKLOG


     At April 30, 1999, Veritas DGC's backlog of commitments for services was $152.4 million, compared with $355.1 million at April 30, 1998. It is anticipated that a majority of the January 31, 1999 backlog will be completed in the next 12 months. This backlog consists of written orders or commitments believed to be firm. Contracts for services are occasionally varied or modified by mutual consent and in certain instances are cancelable by the customer on short notice without penalty. As a result of these factors, Veritas DGC's backlog as of any particular date may not be indicative of Veritas DGC's actual operating results for any succeeding fiscal period.


SIGNIFICANT CUSTOMERS

     Historically, Veritas DGC's principal customers have been international oil and gas companies, foreign national oil companies and independent oil and gas companies. No single customer accounted for 10% or more of total revenues during the last three fiscal years.

EMPLOYEES

     At April 30, 1999, Veritas DGC had approximately 2,360 full-time employees. With the exception of 350 unionized employees working at the Singapore data processing center or on Argentina land crews, none of its employees are subject to collective bargaining agreements. Veritas DGC considers the relations with its employees to be good.

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

EXECUTIVE OFFICERS AND DIRECTORS OF VERITAS DGC

     The table below sets forth certain information regarding Veritas DGC's executive officers and directors.

NAME                                   AGE                         POSITION(S)
----                                   ---                         -----------
David B. Robson......................  60     Chairman of the Board and Chief Executive Officer,
                                              Director
Stephen J. Ludlow....................  49     Vice-Chairman of the Board, Director
Timothy L. Wells.....................  46     President and Chief Operating Officer
Anthony Tripodo......................  46     Executive Vice President, Chief Financial Officer and
                                              Treasurer
Rene M.J. VandenBrand................  41     Vice President -- Business Development
Larry L. Worden......................  47     Vice President, General Counsel and Secretary
Clayton P. Cormier...................  66     Director
Ralph M. Eeson.......................  50     Director
Lawrence C. Fichtner.................  54     Director
James R. Gibbs.......................  55     Director
Steven J. Gilbert....................  52     Director
Brian F. MacNeill....................  60     Director
Jan Rask.............................  44     Director

     David B. Robson. Mr. Robson has been chairman of the board and chief executive officer of Veritas DGC since consummation of the combination with VESI in August 1996. Prior thereto, he held similar positions with VESI or its predecessors since 1974.

     Stephen J. Ludlow. Mr. Ludlow is currently vice-chairman of Veritas DGC. Previously he served as president and chief operating officer of Veritas DGC assuming that position in August 1996, upon consummation of the combination with VESI. He has been employed by Veritas DGC for 25 years and served as president and chief executive officer of Veritas DGC from 1994 to 1996. Prior to 1994, he served as executive vice president of Veritas DGC for four years following eight years of service in a variety of progressively more responsible management positions, including several years of service as the executive responsible for operations in Europe, Africa and the Middle East.

     Timothy L. Wells. Mr. Wells was appointed president and chief operating officer of Veritas DGC in January 1999. He has been employed by Veritas DGC for 17 years, having served as president of the Veritas DGC's Asia Pacific division, regional manager of North and South American processing, manager of research and programming and in various other capacities in North and South America.

     Anthony Tripodo. Mr. Tripodo was appointed executive vice president, chief financial officer, and treasurer of Veritas DGC in April 1997. Prior to joining Veritas DGC he was employed by Baker Hughes Incorporated for sixteen years in various financial management capacities, most recently as vice president of finance and administration for its Baker Performance Chemicals unit. Prior to his service with Baker Hughes, Mr. Tripodo was employed by the accounting firm of Price Waterhouse from 1974 to 1980.

     Rene M.J. VandenBrand. Mr. VandenBrand became vice president -- business development of Veritas DGC in August 1996. Prior thereto, he had been vice president -- finance and secretary of VESI since November 1995, following two years of service in comparable positions with Taro Industries Limited. He was previously a partner of Coopers & Lybrand Chartered Accountants in Calgary.

     Larry L. Worden. Mr. Worden was appointed vice president, general counsel and secretary of Veritas DGC in December 1998. Prior to joining Veritas DGC, he was employed by King Ranch, Inc. as vice president, general counsel and secretary for ten years. During the ten years prior to joining King Ranch, Inc., he held positions as an attorney with National Gypsum Company and two private law firms.

     Clayton P. Cormier. Mr. Cormier is currently a financial and insurance consultant. From 1986 to 1991, Mr. Cormier was a senior vice president in the oil and gas division of Johnson & Higgins, an insurance broker, and previously served as chairman of the board, president, and chief executive officer of Ancon Insurance Company, S.A. and as an assistant treasurer of Exxon Corporation.

     Ralph M. Eeson. Mr. Eeson has been co-owner and chairman of the board of Kids Only Clothing Club Inc., a manufacturer and direct seller of children's clothing, since 1991. From 1977 to 1991, he was a senior partner at Code Hunter, Barristers and Solicitors, Calgary.

     Lawrence C. Fichtner. Until December 1998, Mr. Fichtner served as executive vice president -- corporate communications of Veritas DGC. Prior thereto, he had been executive vice president of VESI or its predecessors since 1978. During the ten years prior to joining VESI, he held various positions as a geophysicist with Geophysical Services Inc., Texaco Exploration Ltd. and Bow Valley Exploration Ltd.

     James R. Gibbs. Mr. Gibbs has been president and chief executive officer of Frontier Oil Corporation, formerly Wainoco Oil Corporation ("Frontier"), since 1992 and has been employed by Frontier for more than fifteen years. Frontier is a wholesale refining company that operates in the Rocky Mountains of the United States. Mr. Gibbs is a director of Smith International, Inc. and is an advisory director of Frost Bank -- Houston.

     Steven J. Gilbert. Mr. Gilbert is a chairman of Gilbert Global Equity Partners, L.P. From 1992 to 1997 he was managing general partner of Soros Capital L.P., the principal venture capital and leveraged transaction entity of Quantum Group of Funds and was a principal advisor to Quantum Industrial Holdings Ltd. He has also been the managing director of Commonwealth Capital Partners, L.P., a private equity investment fund. From 1984 to 1988, Mr. Gilbert was the managing general partner of Chemical Venture Partners, which he founded. Mr. Gilbert is a director of NFO Worldwide, Inc., The Asian Infrastructure Fund, Peregrine Indonesia Fund, Inc., Terra Nova (Bermuda) Holdings Ltd., Sydney Harbour Casino Holdings, Ltd. and UroMed Corporation.

     Brian F. MacNeill. Mr. MacNeill has been president and chief executive officer of Enbridge Inc., a crude oil and liquids transportation and natural gas distribution company, formerly named IPL Energy, Inc. ("IPL"), since 1991. He was executive vice president and chief operating officer of IPL from 1990 to 1991 and previously served as chief financial officer of Interhome Energy, Inc. and Home Oil Company Limited and as vice president and treasurer of Hiram Walker Resources Ltd.

     Jan Rask. Jan Rask has been president, chief executive officer and director of Marine Drilling Companies, Inc. since July 1996. Mr. Rask served as president and chief executive officer of Arethusa (Off-Shore) Limited ("Arethusa") from May 1993 until the acquisition of Arethusa by Diamond Offshore Drilling, Inc. in April 1996. Mr. Rask joined Arethusa's principal operating subsidiary in 1990 as its president and chief executive officer.

EXECUTIVE COMPENSATION

     The following table reflects all forms of compensation for services to Veritas DGC for the years ended July 31, 1996, 1997 and 1998 of those individuals who served as (i) the chief executive officer of Veritas DGC, or
(ii) an executive officer of Veritas DGC at an annual rate exceeding $100,000 (collectively, the "Executive Officers").

                                                                                           LONG TERM
                                                                                          COMPENSATION
                                                                                     ----------------------
                                                                                             AWARDS
                                                                                     ----------------------
                                                        ANNUAL COMPENSATION          RESTRICTED     STOCK      ALL OTHER
                                        FISCAL    -------------------------------      STOCK       OPTIONS      COMPEN-
NAME AND PRINCIPAL POSITION              YEAR      SALARY      BONUS       OTHER       AWARDS      (SHARES)    SATION(1)
---------------------------             ------    --------    --------    -------    ----------    --------    ---------
David B. Robson.......................   1998     $297,916    $243,133(3)      --           --          --          --
  Chief executive officer(2)             1997      239,583     188,982(4)      --           --      25,806          --
Stephen J. Ludlow.....................   1998     $241,667    $175,038(3)      --           --          --      $4,000
  President and chief operating          1997      208,312     148,828         --           --      40,273       4,000
  officer(5)                             1996      190,142     139,500         --           --      16,000       4,000
Lawrence C. Fichtner..................   1998     $128,302    $ 94,791(3)      --           --          --          --
Executive vice-president -- corporate    1997      109,520     114,730(4)      --           --      17,032          --
communications(2)(6)
Anthony Tripodo.......................   1998     $184,167    $132,171         --     --202,500(8)      --      $  792
  Executive vice-president, chief        1997       60,000      99,687         --     $             17,778          --
  financial officer and treasurer(7)
Rene M.J. VandenBrand.................   1998     $152,500    $109,309(4) --31,250(9)        --         --      $3,732
  Vice-president -- business             1997      117,500     102,945    $                 --      12,387       3,463
  development(2)

---------------

(1) Represents contributions by Veritas DGC to the Executive Officer's account pursuant to Veritas DGC's 401(k) Plan.

(2)  Commenced employment with Veritas DGC on August 30, 1996.

(3) Includes value of Veritas DGC Common Stock received in lieu of cash bonuses at a fair market value of $16 11/16 per share, the closing price on date of payment, as follows: Mr. Robson -- 6,654 shares; Mr. Ludlow -- 3,387 shares; and Mr. Fichtner -- 2,322 shares.

(4) Includes a bonus awarded during fiscal 1996 and paid during fiscal 1997 in the following amounts: Mr. Robson -- $7,081; Mr. Fichtner -- $5,590; and Mr. VandenBrand -- $3,727.

(5) In January, 1999 Timothy L. Wells was elected president and chief operating officer, and Mr. Ludlow assumed the office of vice-chairman.

(6)  Mr. Fichtner's employment with Veritas DGC terminated in December, 1998.

(7)  Commenced employment with Veritas DGC on April 1, 1997.

(8) Represents market value of 10,000 shares of restricted stock on the date of grant. In general, 1/3 of these shares vests on April 1st of each of 1998, 1999 and 2000, if Mr. Tripodo is continuously employed by Veritas DGC through such dates. Dividends, if any, declared by Veritas DGC are payable to Mr. Tripodo on these 10,000 shares. As of July 31, 1998, there were 6,667 unvested shares remaining that had an aggregate value of $221,678.

(9) Includes a $10,000 relocation bonus and a domestic allowance for temporary living expenses of $21,250 incurred during Mr. VandenBrand's relocation from Calgary to Houston.

     The following table sets forth information with respect to each Executive Officer's options to purchase shares of Veritas DGC Common Stock, granted under the 1992 Amended and Restated Employee Nonqualified Stock Option Plan, that were exercised during fiscal 1998 or unexercised at fiscal year end. No options were granted during fiscal 1998 to the Executive Officers.

                                        OPTIONS EXERCISED
                                        DURING FISCAL YEAR        NUMBER OF UNEXERCISED         VALUE OF IN-THE-MONEY
                                      ----------------------     OPTIONS HELD AT FISCAL       UNEXERCISED OPTIONS HELD
                                        SHARES                          YEAR END                AT FISCAL YEAR END(1)
                                       ACQUIRED      VALUE     ---------------------------   ---------------------------
                                      ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                      -----------   --------   -----------   -------------   -----------   -------------
David B. Robson.....................        --            --     72,989         19,354       $1,857,597      $268,537
Stephen J. Ludlow...................    19,000      $707,388     34,473         32,419          617,194       449,327
Lawrence C. Fichtner(2).............        --            --     57,161         12,774        1,467,433       177,239
Anthony Tripodo.....................        --            --      4,445         13,333           57,785       173,329
Rene M.J. VandenBrand...............        --            --     21,097          9,290          536,707       128,902

---------------

(1) Value of in-the-money unexercised options are calculated based on the July 31, 1998 closing price of the Veritas DGC Common Stock of $33 1/4 per share on the NYSE.

(2)  Mr. Fichtner's employment with Veritas DGC terminated in December, 1998.

EMPLOYMENT AGREEMENTS

     Veritas DGC has entered into employment agreements with Messrs. Robson, VandenBrand, Ludlow and Tripodo. All of these employment agreements automatically renew for successive one-year periods unless terminated by prior written notice of either party. None of these employment agreements have been terminated. As of July 31, 1998, the Executive Officers are entitled to annual salaries under their employment agreements as follows: Mr. Robson -- $330,000; Mr. VandenBrand -- $156,000; Mr. Ludlow -- $265,000; and Mr. Tripodo -- $190,000. Within 30 days of termination without cause, each Executive Officer is entitled to a one-time payment under his employment agreement equal to several months of his salary as follows: Messrs. Robson and Ludlow -- 24 months; Mr. Tripodo -- 18 months; and Mr. VandenBrand -- 12 months. With the exception of Mr. Tripodo, the Executive Officers are subject to non-compete agreements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Veritas DGC Common Stock at April 30, 1999 by (1) each person who is known by Veritas DGC to own beneficially more than 5% of the outstanding Veritas DGC Common Stock, (2) all directors of Veritas DGC, (3) the chief executive officer and each of the other executive officers and (4) all directors and executive officers as a group.

                                                            NUMBER OF SHARES(2)
                                     ------------------------------------------------------------------
                                                   CURRENTLY
                                                  EXERCISABLE
                                                  OPTIONS TO                  PERCENT      PERCENT OF
         NAME OF PERSON OR                         PURCHASE                     OF        CLASS AFTER
       IDENTITY OF GROUP(1)           SHARES        SHARES         TOTAL       CLASS     TRANSACTION(5)
       --------------------          ---------    -----------    ---------    -------    --------------
David B. Robson....................  1,314,788(3)    87,143      1,401,932(3)   6.1%           5.5%
Clayton P. Cormier.................      2,004        6,250          8,254        *              *
Ralph M. Eeson.....................      3,100        3,750          6,850        *              *
Lawrence C. Fichtner...............      3,003       62,669         65,672        *              *
James R. Gibbs.....................      1,000        2,812          3,812        *              *
Steven J. Gilbert..................     64,185(4)     6,250         70,435(4)     *              *
Stephen J. Ludlow..................      6,020       51,464         57,484        *              *
Brian F. MacNeill..................      4,000       14,917         18,917        *              *
Jan Rask...........................                   1,250          1,250
Jack C. Threet(6)..................      9,916        5,000         14,916        *              *
Anthony Tripodo....................      5,501       16,658         24,103        *              *
Rene M.J. VandenBrand..............     10,400(7)    27,834         32,225(7)     *              *
Timothy L. Wells...................      1,484       10,155         10,155
Larry L. Worden....................        580        4,917          4,917        *              *
All directors, director nominees
  and executive officers as a group
  (14 persons named above).........  1,425,981      301,069      1,727,054      7.4%           6.7%

---------------

*   Does not exceed one percent.

(1) The address of all persons listed is 3701 Kirby Drive, Houston, Texas, 77098, c/o Veritas DGC.

(2) Each person has sole voting and investment power with respect to the shares listed except as otherwise specified.

(3)  Includes 1,200 shares held by spouse.

(4) Includes 62,748 shares held by Quantum Partners LDC ("Quantum") which may be deemed beneficially owned by Mr. Gilbert by virtue of an investment advisory contract between Mr. Gilbert and Quantum. Mr. Gilbert disclaims beneficial ownership as to these shares.

(5) Assumes all Series 1 Exchangeable Shares have been exchanged for Veritas DGC Common Stock.

(6)  Resigned from the board of directors effective June 18, 1999.

(7) Includes 2,300 shares of Veritas DGC Common Stock held by a spouse and 5,050 shares of Veritas DGC Common Stock held by minor children.

DESCRIPTION OF VERITAS DGC CAPITAL STOCK

     The Veritas DGC Restated Certificate of Incorporation authorizes 40,000,000 ordinary shares, consisting of a series of one share of VESI Special Voting Stock and all other shares being designated as common stock, and 1,000,000 shares of Veritas DGC Preferred Stock. If the Charter Amendment is approved, the Veritas DGC Restated Certificate of Incorporation will authorize a series of ordinary shares, consisting of one share designated as ERS Special Voting Stock. For a detailed description of the capital stock of Veritas DGC, see "The Companies After the Transaction -- Veritas DGC Capital Stock."

     Rights Plan

     Pursuant to a Rights Agreement between Veritas DGC and ChaseMellon Shareholder Services, L.L.C., Dallas, Texas (the "Rights Plan"), each share of Veritas DGC Common Stock has attached to it one right (the "Right"), represented by the certificate which is also the certificate representing the Veritas DGC Common Stock. Each Right entitles the registered holder to purchase from Veritas DGC one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), of Veritas DGC at a purchase price of $100, subject to adjustment (the "Purchase Price").

     The Rights will separate from the Veritas DGC Common Stock and a "Distribution Date" will occur upon the earlier of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Veritas DGC Common Stock (the "Stock Acquisition Date"), or (ii) 10 business days (or such later date as the Veritas DGC board may determine with the concurrence of a majority of Continuing Directors (defined below) then in office and subject to five Continuing Directors then being in office) following the commencement of a tender or exchange offer which would result in a person or group beneficially owning 15% or more of such outstanding shares of Veritas DGC Common Stock (the "Tender Offer Date"). Until the Distribution Date, the Rights will be transferred with and only with the Veritas DGC Common Stock certificates. The Rights are not exercisable until after the Distribution Date, subject to termination of any extended redemption periods described below. Unless earlier redeemed by Veritas DGC as described below, the Rights will expire at the close of business on May 15, 2007.

     In the event that, among other things, (i) Veritas DGC is the surviving corporation in a merger or other business combination with an Acquiring Person or (ii) any person shall become the beneficial owner of more than 15% of the outstanding shares of the Veritas DGC Common Stock (except (A) pursuant to certain consolidations or mergers involving Veritas DGC or sales or transfers of the combined assets or earning power of Veritas DGC and its subsidiaries, or (B) pursuant to an offer for all outstanding shares of the Veritas DGC Common Stock at a price and upon terms and conditions which a majority of the Continuing Directors determines to be in the best interests of Veritas DGC and its stockholders) each holder of a Right (other than the Acquiring Person, certain related parties and transferees) will thereafter have the right to purchase, upon exercise, a one-thousandth fractional share interest in Series A Preferred Stock each of which is for all purposes essentially equivalent to a share of Veritas DGC Common Stock (or, in certain circumstances, cash, property or other securities of Veritas DGC) having a value equal to two times the exercise price of the Right. For example, at the exercise price of $100 per Right, each Right not owned by an Acquiring Person (or by certain related parties and transferees) following an event set forth above would entitle its holder to purchase $200 worth of Series A Preferred Stock (or other consideration, as noted above) for $100. Assuming that the Series A Preferred Stock had a per one-thousandth share market price of $40 at such time (with each one-thousandth share of Series A Preferred Stock valued at one share of Veritas DGC Common Stock), the holder of each valid Right would be entitled to purchase five one-thousandth shares of the Series A Preferred Stock for $100. Rights are not exercisable following the occurrence of any of the events described above until the Rights are no longer redeemable by Veritas DGC as described below. Notwithstanding any of the foregoing, following the occurrence of any of the events described in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Plan) were, beneficially owned by any Acquiring Person will be null and void.

     In the event that, at any time following the Stock Acquisition Date, (1) Veritas DGC is acquired in a merger or other business combination transaction in which Veritas DGC is not the surviving corporation, (2) Veritas DGC is the surviving corporation in a consolidation or merger pursuant to which all or part of the outstanding shares of Veritas DGC Common Stock are changed into or exchanged for stock or other securities of any other person or cash or any other property or (3) more than 50% of the combined assets or earning power of Veritas DGC and its subsidiaries is sold or transferred (in each case other than certain consolidations with, mergers with and into, or sales of assets or earning power by or to subsidiaries of Veritas DGC as specified in the Rights Agreement), each holder of a Right (except Rights that previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, Veritas DGC Common Stock of the acquiring company having a value equal to two times the exercise price of the Right. The events described in this paragraph and in the immediately preceding paragraph are referred to as the "Triggering Events."


     At any time until 10 business days following the Stock Acquisition Date (or such later date as the Veritas DGC board may determine with the concurrence of a majority of the Continuing Directors then in office), Veritas DGC may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (payable in cash, shares of Veritas DGC Common Stock or other consideration deemed appropriate by the board of directors). Rights may not be redeemed during the 180 day period after any person becomes an Acquiring Person unless the redemption is approved by a majority of Continuing Directors. The term "Continuing Director" means any member of the Veritas DGC board who was a member of the board prior to the date of the Rights Agreement, and any person who is subsequently elected to the board if such person is recommended or approved by a majority of at least five Continuing Directors, but shall not include an Acquiring Person, or an affiliate or associate of an Acquiring Person, or any representative of the foregoing persons.


     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of Veritas DGC, including, without limitation, the right to vote or to receive dividends.

     The Rights have certain anti-takeover effects. They may reduce or eliminate
(1) "two-tiered" or other partial offers that do not offer fair value for all Veritas DGC Common Stock; (2) the accumulation by a third party of 15% or more of the Veritas DGC Common Stock in open-market or private purchases in order to influence or control the business and affairs of Veritas DGC without paying an appropriate premium for a controlling position in Veritas DGC; and (3) the accumulation of shares of Veritas DGC Common Stock by third parties in market transactions for the primary purpose of attempting to cause Veritas DGC to be sold. In addition, the Rights will cause substantial dilution to a person or group that attempts to acquire Veritas DGC in a manner defined as a Triggering Event unless the offer is conditioned on a substantial number of Rights being acquired. The Rights, however, should not affect any prospective offeror willing to make an offer for all outstanding shares of Veritas DGC Common Stock and other voting securities at a price and on other terms that are in the best interests of Veritas DGC and its stockholders as determined by the Veritas DGC board or affect any prospective offeror willing to negotiate with the board of directors because as part of any negotiated transaction the Rights would either be redeemed or otherwise made inapplicable to the transaction. The Rights should not interfere with any merger or other business combination approved by the board of directors since the Veritas DGC board may, at its option, at any time until ten business days following the Stock Acquisition Date, redeem all, but not less than all, of the then outstanding Rights at the $.001 redemption price.

LEGAL PROCEEDINGS

     Various claims have been filed against Veritas DGC in the ordinary course of business, particularly claims alleging personal injuries. Management believes that Veritas DGC has established adequate reserves on its books for any liabilities that may reasonably be expected to result from these claims. In the opinion of management, no pending or threatened claims, actions or proceedings against Veritas DGC are expected to have a material adverse effect on Veritas DGC's financial position or results of operations.

AUDITORS, REGISTRAR AND TRANSFER AGENT

     The auditors of Veritas DGC are PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678. The registrar and transfer agent for the Veritas DGC Common Stock in the United States is ChaseMellon Shareholder Services LLC, 2323 Bryan Street, Suite 2300, Dallas, Texas 75201-2656 and in Canada is CIBC Mellon Trust Company, Suite 600, 333 - 7th Avenue S.W., Calgary, Alberta, T2P 2Z1.

                                BUSINESS OF VESI

GENERAL

     VESI was founded in 1974 and is governed by the ABCA. VESI, a subsidiary of Veritas DGC, provides land-based seismic data acquisition services, seismic data processing services and exploration and development information services in Canada.

     VESI was acquired by Veritas DGC in August, 1996. At that time, VESI was granted orders by Canadian securities regulators exempting VESI from certain continuous disclosure requirements. Those exemptions were granted on the basis that the VESI Exchangeable Shares are the economic equivalent of Veritas DGC Common Stock, such that the holders of such exchangeable shares essentially have a participatory interest in Veritas DGC, and that Veritas DGC is subject to the continuous disclosure requirements of the SEC and the applicable U.S. and Canadian regulatory authorities. Accordingly, all financial information concerning VESI is included in the consolidated financial statements of Veritas DGC. Also, the description of the business of Veritas DGC included in this Joint Proxy Statement encompasses the businesses of the subsidiaries of Veritas DGC, including VESI.

REGISTRAR AND TRANSFER AGENT

     The registrar and transfer agent for the VESI Exchangeable Shares is CIBC Mellon Trust Company, Suite 600, 333 - 7th Avenue S.W., Calgary, Alberta, T2P 2Z1.

                ENERTEC MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion should be read in conjunction with the Enertec Consolidated Financial Statements and Notes thereto, including Note 11 which indicates the differences between Canadian and United States Generally Accepted Accounting Principles.

RESULTS OF OPERATIONS

     Seven months ended April 30, 1999 compared with seven months ended April 30, 1998

     Revenues. Consolidated net revenues declined 45% to C$25.0 million from C$45.7 million during the current seven months. This decrease was the result of curtailed demand for seismic services resulting from the protracted weakness in world oil prices.

     Data acquisition net revenues decreased by 59% to C$12.8 million from C$31.6 million due to both declining demand and lower prices, the latter a result of excess geophysical acquisition capacity in the North American market.

     Marine services net revenues decreased by 9% to C$7.9 million from C$8.7 million as a result of the overall decline for marine oil field services in the Gulf of Mexico.

     Data processing net revenues declined by 13% to C$4.7 million from C$5.4 million. This decline was the result of a marked decrease in demand in the Canadian market, partially mitigated by an increase in demand for Enertec's services in the U.S. market.

     Inter-segment sales of C$0.2 million have been eliminated in reporting Enertec's consolidated net revenue.

     Operating Margin. The operating margin declined to C$4.7 million from C$15.8 million; as a percentage of net revenue the margin declined to 19% from 35%. The majority of these declines were attributable to the data acquisition operation which experienced the combined impact of curtailed demand, strong price competition and difficulties on a contract in the U.S. The marine operation's margin declined slightly as a result of lower prices caused by a weakening in demand for marine services in the Gulf of Mexico. The data processing operation experienced its largest margin drop in the Canadian market, this being partially offset by an improvement in margins in the U.S. operation.

     Research and Development. Research and development expenses stayed constant at C$0.9 million, as a result of Enertec's continued focus on technology.

     General and Administrative. General and administrative expenses decreased by 8% to C$2.3 million from C$2.5 million. This decrease is a result of a reduction in the variable component of employee compensation resulting from the weak market for Enertec's services, partially offset by the costs of engaging the services of financial advisors and legal counsel to assist with merger and acquisition opportunities.

     Depreciation and Amortization. Depreciation and amortization increased by 11% to C$5.9 million from C$5.3 million. This increase results from the depreciation on capital asset additions subsequent to April 30, 1998 and the amortization of goodwill arising from the acquisition of the assets and business of Extend Seismic Processing LLC in June 1998.

     Income Taxes. Income taxes declined to a recovery of C$2.7 million from a provision of C$3.1 million as a result of losses incurred in the current period compared to a profitable comparative period.

     Fiscal 1998 compared with fiscal 1997

     Revenues. Consolidated net revenues declined 4% to C$68.1 million from C$70.7 million during the 1998 fiscal year. Despite a record second quarter in 1998, customer concerns relating to the Asian economic malaise and its potential to keep oil prices low for a protracted period negatively impacted the remainder of the year.

     Data acquisition net revenues decreased 16% to C$39.0 million from C$46.3 million. The majority of this decline occurred in Canada, with the remainder occurring in the U.S. Despite relatively strong natural gas prices

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in Canada, the weakness in oil prices was a primary factor in the reduction in
Canadian customer demand. In the U.S. the erosion in demand for proprietary data acquisition services was partially as a result of competitors offering customers cost reductions by providing them with data on a non-exclusive and non-transferable basis. In the latter part of the fiscal year, Enertec undertook the acquisition of data on this basis in the U.S., recording revenue of C$2.1 million in respect of such sales.

     Marine services net revenues rose 18% to C$20.2 million from C$17.0 million through the continuation of the steady growth trend of this business since its acquisition in 1995. This growth occurred as a result of increased customer acceptance in this market and the development of additional strategic alliances with existing and new customers.

     Data processing net revenues increased 20% to C$8.9 million from C$7.4 million. While Canadian operations revenue declined slightly, U.S. revenues more than offset this decline with strong growth in the Houston-based operation and the new business generated from the acquisition in June 1998 of the New Orleans-based marine data processing operation of Extend Seismic Processing.

     Operating Margin. Operating margin declined by 8% to C$22.3 million from C$24.1 million; as a percentage of net revenue the operating margin fell to 33% in 1998 from 34% in 1997. The decline in the operating margin was a result of decreases in the margin contributions of both the Canadian and U.S. data acquisition operations, partially mitigated by increases in margin from both the data processing and marine services businesses.

     Research and Development. Research and development expense increased by 40% to C$1.4 million from C$1.0 million, as a result of Enertec's continuing focus on technology.

     General and Administrative. General and administrative expense declined 25% to C$4.0 million from C$5.3 million. The decline was primarily due to the expiration in 1998 of the three year performance bonus paid to certain employees in the marine services operation under their employment contracts. Another contribution to the decline was the discontinuation of the operations of a new oil field service venture.

     Depreciation and Amortization. Depreciation and amortization increased 9% to C$9.2 million from C$8.4 million. This increase resulted from the capital expenditures undertaken to update Enertec's vibrator fleet, capital expenditures in the marine services operation and the goodwill arising on the purchase of the assets and business of Extend Seismic Processing.

     Income Taxes. Income taxes remained at a consistent 30% of earnings before income taxes in both 1998 and 1997, with only a change in the deferred/current composition within each year.

     Fiscal 1997 compared with fiscal 1996

     Net Revenues. Consolidated net revenues grew by C$23.8 million, or 51%, to C$70.7 million from C$46.9 million in the 1996 fiscal year. The demand for geophysical services reached a peak during 1997 as oil and gas companies strove to generate increased production in a market characterized by strong oil prices and increasing natural gas prices.

     Slightly more than C$16.0 million of Enertec's net revenue increase was from the data acquisition business, with both the Canadian and U.S. operations making a strong contribution. The Canadian contribution resulted from both an increase in demand for Enertec's services and improved prices. In the U.S. prices changed little between the two years, but Enertec increased its market share.

     The marine services operation made a C$4.4 million contribution to Enertec's net revenue increase. This was achieved through increased market share and the strong growth in activity in the Gulf of Mexico. This increased demand was met by the addition of a fourth geophysical vessel in the summer of 1997.

     The data processing operation made a C$3.2 million contribution to Enertec's net revenue increase. While this was the smallest contribution to Enertec's overall revenue increase, this operation grew by 78% during the year through the addition of new customers in Canada and through expansion in the U.S.

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     Operating Margin.  The operating margin increased by C$11.2 million, or
87%, to C$24.1 million from C$12.9 million; as a percentage of net revenue the operating margin increased to 34% in 1997 from 28% in 1996.

     The data acquisition operation contributed C$7.2 million of Enertec's overall margin increase, with 56% of this being contributed by the United States operation and 44% by the Canadian operation.

     Marine services provided C$1.6 million of the overall margin increase mainly through expansion of its survey capability to include deep water conditions, where most of the Gulf of Mexico activity was occurring.

     The data processing business contributed C$2.4 million of Enertec's C$11.2 million margin increase. The majority of this contribution was provided by Canadian operations which increased revenue while maintaining a relatively low cost structure.

     Research and Development. Expenditures increased to C$1.0 million from C$0.8 million, or 25%, as a result of both the data acquisition and data processing operations efforts to develop products to meet the unique needs of clients or improve technology generally.

     General and Administrative. The C$1.9 million, or 56%, increase in general and administrative expense to C$5.3 million from C$3.4 million is primarily the result of three factors. The performance bonus paid to certain employees in the marine services operation under their employment contracts increased by C$1.1 million. In addition, the commencement of a new oil field service venture incurred expenses of C$0.4 million, and Enertec's employee incentive bonus rose by C$0.3 million due to the improved performance of Enertec in 1997.

     Depreciation and amortization. Depreciation and amortization increased 13% to C$8.4 million from C$7.4 million as a result of incurring C$11.3 million of capital expenditures, mostly in the first half of the 1997 fiscal year and also from the write-down of a data acquisition recording system which had suffered technological obsolescence.

     Interest Expense. Interest expense declined by 50% to C$0.4 million from C$0.8 million because of the repayment of all Enertec's bank debt from the issuance of common stock during the third fiscal quarter.

     Other Income. Other income increased to C$0.6 million from a small expense amount in 1996. This income is primarily comprised of discounts received by paying suppliers earlier than Enertec's standard credit terms and gains on the disposition of capital assets.

     Income Taxes. Income tax expense increased to C$2.9 million from a recovery of C$0.5 million, as a result earnings before taxes of C$9.5 million in 1997 compared to C$0.5 million in 1996.

LIQUIDITY AND CAPITAL RESOURCES

     At April 30, 1999, Enertec's indebtedness under its bank lines of credit was C$1.7 million, net of cash balances. At April 30, 1999, Enertec's Canadian and U.S. bank borrowing facility limits were C$15 million and $1.0 million, respectively.

     In the seven months ended April 30, 1999, Enertec repurchased and cancelled 182,800 of its common shares at a cost of C$985,000, an average cost of C$5.39 per share.

     In light of the curtailment in demand for Enertec's services resulting from the protracted low oil price environment, staff reductions and other cost reduction initiatives were instituted. In addition, the capital budget for fiscal 1999 was reduced to C$4.2 million from C$6.1 million. Of this reduced budget, C$1.5 million was utilized to purchase a vessel in the marine services operation, and the balance of C$2.7 million to maintain or replace Enertec's current operating equipment. Enertec anticipates that cash flow from operations and the unutilized portion of its bank credit facilities will provide sufficient liquidity to maintain its operations through fiscal 1999. In the event that cash flow from operations is less than anticipated, Enertec will invoke additional cost reduction measures.

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BUSINESS RISKS

     The main risks faced by Enertec are low activity levels in the oil and gas industry, the weather adversely affecting operations and the loss of market share to competitors. Currently it is Enertec management's belief that activity levels in the oil and gas industry are the preeminent risk, followed by competition from others.

     At this time Enertec is acutely aware of the risk posed by declines in the levels of capital expenditures by its customers. While Enertec cannot insulate itself from a chronic downturn in oil and gas prices, it has deployed strategies to attempt to minimize the negative influences from such an event.

     In its largest product line, the data acquisition operation, Enertec has avoided acquiring the capacity to enable it to meet the full extent of the demand for its services in the Canadian winter months. Demand in excess of Enertec's capacity is dealt with by the rental of equipment, if available at economically viable rates. If such rental equipment is not available, demand for services is declined.

     Enertec has sought to expand its data processing product line recently. This business is not capital intensive, lends itself well to the securing of proprietary positions in the marketplace through the offering of particular technologies and services, and has a good profit margin on revenues. During the 1998 fiscal year Enertec was successful in acquiring the previously mentioned marine data processing business in New Orleans and was also involved in the detailed review of two other data processing businesses the acquisitions of which were not consummated.

     Through the marine services product line, Enertec has diversified its business into an area that is not as susceptible to oil and gas price weakness as are data processing and, particularly, land data acquisition. This product line services the exploration, development and production engineering facets of the Gulf of Mexico oil and gas infrastructure. The Gulf is an area of activity for multinational entities whose plans for development are expected to be halted only by a downturn of significant severity and duration. The marine services product line has fostered and succeeded in expanding the number of its strategic alliances with customers who are active in this area.

     Enertec is reducing costs in the areas of its business where activity declines are occurring, most notably at this time in the land data acquisition business.

     The perceived second most prevalent risk at this time is, as stated, competition from others. The product line that management believes is the most vulnerable to competition is the data acquisition operation. The service offered by this operation is the one most likely to be subject to price undercutting or risk assumption by Enertec's competitors. Risk assumption through the multi-client data library acquisition format is a currently prevalent practice in this business. As mentioned previously, Enertec has, to date, undertaken two such acquisition surveys and will be considering undertaking further surveys for its library.

     The risk of inclement weather affects both the data acquisition and marine services product lines. This risk is mitigated, where possible, by having the client assume or at least share the risk.

YEAR 2000 SYSTEMS PREPARATIONS

     Enertec develops and purchases its computer application software and primarily purchases its systems operating software. Enertec has contacted the suppliers of its purchased hardware and software to establish whether their products that it is using are Year 2000 compliant. Most of this hardware and software is of relatively recent vintage and is represented to be already compliant. In addition, Enertec is frequently in contact with these suppliers regarding updates relative to this issue.

     During the review of the state of readiness of Enertec's systems, an assessment has been made of the areas where risk of non-compliance is perceived. Remedial work and testing of the computer systems has been underway for some time and will continue through the first nine calendar months of 1999. Enertec expects to have completed the work necessary in order to be year 2000 compliant by the end of September 1999. Enertec believes that the cost of rendering the company year 2000 compliant is unlikely to exceed $100,000.

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     Enertec has assessed which suppliers of day to day goods and services it is most dependent on and has identified these as the suppliers of electricity, telecommunications services, satellite positioning signals, motor fuel and equipment parts. With respect to the entities supplying these categories of goods and services, Enertec believes it is not in a position to influence the progress of these parties on their Year 2000 preparations. In addition, it is felt that these entities are acutely aware of the need to be compliant in a timely manner and that fuel and telecommunication services are available from more than one supplier. Equipment supplies are either available from more than one supplier or will be inventoried if Enertec has supply concerns. Enertec will use its best efforts to ensure that its operations are not disrupted by this issue, however it cannot be certain that it will not suffer a disruption to its business activities.

OUTLOOK

     The protracted weakness in the oil market has abated to a certain extent with the recent production cut announcements by certain OPEC and other oil producing countries. However, the recent upward momentum in the price of crude oil may reverse if compliance with the production cuts weakens. At this time some of Enertec's customers are planning certain geophysical expenditures in light of the price improvement. Others however, are being cautious and not considering additional expenditures until they feel that current price levels or better are sustainable.

     The data acquisition product line is expected to be the one most affected by the weak oil market. It is in this operation that the most stringent cost reduction measures have been undertaken.

     While the data processing product line will be affected by the weak market, management of Enertec believes that the impact will not be as strong as in the data acquisition operation. This belief is based on the fact that those customers of Enertec which have a relatively high proportion of natural gas to oil will remain quite active. These customers are expected to have the cash flow required to undertake the capital expenditures they need to increase gas production to meet their new transportation pipeline commitments and reap the anticipated higher price of natural gas in the U.S. market. In addition, a number of customers are expected to be prepared to undertake the expenditures necessary to have old data reprocessed, seeking improved information on their properties. This is a far less costly option than having new data acquired and processed.

     The marine services product line management believes that certain of Enertec's customers operating in the Gulf of Mexico are likely to continue working, albeit at a restrained pace. Through the quality of the services it offers, this product line has established strategic alliances with companies active in the Gulf. Management of Enertec believes that the relationships it has with its customers will help to mitigate the impact of the price competition that may arise if competitors choose this strategy.

     Enertec's prospects and the future results of its operations are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should the assumptions prove incorrect, actual results may vary in material respect from those currently anticipated.

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                              BUSINESS OF ENERTEC

ORGANIZATIONAL INFORMATION

     Enertec operates through its wholly-owned subsidiaries, Enertec Geophysical Services Limited ("EGSL"), Enertec Geophysical Services L.L.C., KC Offshore, L.L.C. and Kinco Operating, Inc. ("Kinco"), (together, "KC Offshore").

     EGSL was incorporated by articles of incorporation under the ABCA on December 15, 1982 and in that month acquired substantially all of the assets of Kenting Exploration Services Limited. Enertec was incorporated by articles of incorporation under the ABCA on March 19, 1984 under the name Enertec Resource Services Ltd. and changed its name to 309103 Alberta Ltd. on February 25, 1988; to Enertec Geophysical Services (1989) Limited on January 30, 1989; and to its present form on March 30, 1994. Enertec did not undertake active business operations until 1989 when the then shareholders of EGSL exchanged all of the then issued and outstanding common and preferred shares of EGSL for common shares and preferred shares of Enertec, all of which were subsequently converted into Enertec Common Shares. EGSL thereupon became a wholly-owned subsidiary of Enertec.

     Enertec has the following operating subsidiaries, all of which are wholly-owned, directly or indirectly, by Enertec:

     - EGSL, a corporation incorporated under the laws of the Province of Alberta

     - Enertec Geophysical Services L.L.C., a limited liability corporation incorporated under the laws of the State of Delaware

     - KC Offshore, L.L.C., a limited liability corporation incorporated under the laws of the State of Delaware

     - Kinco, a corporation incorporated under the laws of the State of Louisiana

COMPANY OVERVIEW

     Enertec is a Calgary, Alberta based company which is actively engaged in the business of land-based and shallow marine seismic data acquisition, seismic data processing and marine geophysical surveying and positioning services in North America and, occasionally, in certain international markets. Enertec is a full service provider of state-of-the-art geophysical technology to the oil and natural gas industry.

     Enertec acquires and processes two-dimensional, three-dimensional and four-dimensional seismic data. Enertec provides both seismic data acquisition and processing services thereby offering its customers savings in time and cost, as well as higher quality control for their overall needs. Enertec also provides a professional seismic data acquisition design service to its customers from its Calgary seismic data acquisition office and believes it is one of only a few such contractors offering these design services. This service entails working with customers to determine the optimal configuration for the recording of seismic data over their area of interest. This service is provided as a value added, no cost benefit for Enertec's customers, provided the customer utilizes Enertec's seismic data acquisition services. Enertec views this service as an integral component of its marketing program.

     Enertec has developed proprietary software to analyze seismic data and to produce various displays and presentations. On-going development of Enertec's proprietary software is a high priority research project that is conducted by its employees.

     In March of 1994, Enertec acquired all of the outstanding shares of Seismic Data Processors Ltd. ("SDP"), a seismic data processing company. This acquisition allowed Enertec to provide seismic data processing services to its customers. SDP had operated for 15 years before it was acquired by Enertec.

     Effective June 14, 1995, Enertec acquired, through its wholly-owned subsidiary KC Offshore, L.L.C., the principal operating assets, and retained the key personnel, of Kinsella Cook & Associates Inc. ("Kinsella Cook"), and directly acquired all of the outstanding shares of Kinco, operating in the offshore geophysical, positioning and construction surveying industry in the United States. Both of these companies were based in

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Baton Rouge, Louisiana. These acquisitions permitted Enertec to expand its range of services to include marine geophysical and positioning services.

     Effective April 1, 1996, Enertec acquired all of the outstanding shares in PowerProbe Geophysics Inc. ("PowerProbe"), a company offering an electrical methods exploration and development service. PowerProbe has the exclusive rights in Canada and the United States to utilize and market an electrical methods technique which has the potential to enhance the assessment of the presence of hydrocarbons beneath the surface of the earth. This technology requires further development before it may have commercial application. Effective April 1, 1996, PowerProbe amalgamated with EGSL.

     In the 1997 fiscal year, Enertec established a new product line ("Enprotec") specializing in reservoir and production engineering applications designed to enhance hydrocarbon production. This operation offered services to oil and natural gas companies to optimize production from existing petroleum reservoirs. In fiscal 1998, the venture was discontinued due to a lack of interest on the part of oil and gas companies to enter into agreements whereby Enprotec would receive a portion of any enhanced production in exchange for financing and undertaking production enhancement work on their property.

     Effective June 2, 1998, Enertec acquired, through its wholly-owned subsidiary, Enertec Geophysical Services L.L.C., the principal operating assets, and retained the personnel, of Extend Seismic Processing L.L.C. ("Extend"). Extend was based in New Orleans, Louisiana and primarily involved in marine seismic data processing. This acquisition added deep-water two-dimensional and three-dimensional seismic processing capabilities to Enertec and expanded Enertec's presence in the United States.

SEISMIC DATA ACQUISITION

     Acquisition Technology

     Enertec uses digital distributed systems for seismic data acquisition. Currently, Enertec uses a sigma delta 24 bit system. This system has a low weight per channel which is important for helicopter applications.

     Helicopter-Supported Operations

     Environmental concerns have made the cutting of traditional seismic lines undesirable in many areas. The relatively light weight of distributed systems, coupled with the speed of deployment of equipment, has made helicopter assisted operations more desirable than land-based techniques in certain sensitive areas. It also allows Enertec to work during all seasons in areas that would traditionally be restricted to winter frozen ground conditions. In rugged or difficult terrain, the speed of recording is considerably faster utilizing helicopter transportation rather than wheeled or tracked vehicles. Currently, Enertec charters fully-crewed helicopters from third party operators for about 50% of its land-based seismic data acquisition work.

     Vibroseis

     Enertec presently owns and operates 28 servo-hydraulic vibrators. Twelve of these vibrators are mounted on six wheel drive trucks that are suitable for general farmland type operations or frozen ground operations in the winter. Another 12 vibrators are mounted on buggies for areas with softer ground conditions and four are mounted on tracks. The tracked units are specifically designed for operation in the Arctic. Enertec's crews have the technical expertise to use either vibroseis or dynamite as the energy source.

     United States Operations

     Enertec commenced providing seismic data acquisition services in the United States in 1995. Since that time, Enertec has developed considerable experience gathering seismic data in the transition zone along the Gulf of Mexico. This transition zone includes tidally influenced and swamp land and also shallow marine areas offshore. Enertec has also expanded its land-based seismic acquisition operations, primarily in the State of Texas. Enertec operates offices in Houston, Texas and Baton Rouge, Louisiana, and has successfully completed projects in Texas, Louisiana, Oklahoma and Wyoming. In late fiscal 1998 and early fiscal 1999, Enertec undertook the

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acquisition of seismic data for its own multi-client data library. These data are sold to customers on a non-exclusive and non-transferable basis.

     Arctic Operations

     Arctic operations require specialized equipment designed to withstand the harsh conditions encountered in the northern region. Enertec believes that it is the only Canadian owned geophysical services seismic contractor which has the equipment and experience to operate in the Arctic. Enertec has undertaken numerous projects in Alaska and the Canadian Arctic and many of Enertec's personnel have experience working in Arctic conditions.

SEISMIC DATA PROCESSING

     Enertec currently markets its seismic data processing services to its existing seismic data acquisition customers and to current and new customers requiring only seismic data processing services. A customer may achieve cost savings by using both seismic data acquisition and data processing services through price reductions and time saved in producing final products for interpretation, as well as a higher degree of quality control. Enertec's seismic data processing business helps to reduce the seasonality of Enertec's operations.

     Enertec operates seismic data processing centres based in Calgary, Alberta, Houston, Texas and New Orleans, Louisiana and processes seismic data acquired by Enertec and other contractors, utilizing advanced proprietary software developed by its own research and development team. In addition to new seismic data, Enertec's customers often review and require reprocessing of existing seismic data from their own data base or data that may be purchased from other companies.

     Enertec's software operates on a variety of processing platforms, allowing Enertec to process data at customized low capital cost centres for customers in various Canadian, United States or other international locations.

MARINE SERVICES

     Enertec acquired the principal operating assets, and retained the key personnel, of Kinsella Cook in June, 1995 through KC Offshore, L.L.C., a wholly-owned subsidiary of Enertec. This acquisition permitted Enertec to expand its services to include marine geophysical and positioning services. KC Offshore is based in Baton Rouge, Louisiana and is a full-service provider of offshore surveying in the Gulf of Mexico. KC Offshore currently operates three specially equipped vessels, two of which are owned and one of which is leased by Enertec. Through KC Offshore, Enertec provides marine geophysical surveys and positioning services to, and prepares related technical reports for, the oil and natural gas industry.

     Geophysical Surveying Services

     Enertec provides high-resolution geophysical surveys which map the hazards existing on the sea floor. Governmental regulations in the United States require these surveys to be conducted prior to the issuance of a permit to operators planning to conduct exploration or construction in a particular area. To conduct these surveys, Enertec employs its own high technology vessel (the "R/V Albuquerque") and a suite of remote sensing devices which identify natural and man-made features that can have an impact on, or endanger, an oil and natural gas project. KC Offshore, and its predecessor in interest, Kinsella Cook, has extensive experience in geophysical hazard surveying and, to date, has successfully completed over 600 such surveys in the northern Gulf of Mexico. In response to the increasing interest in deeper water exploration and development in the Gulf, KC Offshore has advanced its capabilities and is able to conduct seafloor surveys at greater depths than previously. Enertec also often conducts intermediate depth seismic exploration for customers concurrently with the provision of high-resolution geophysical surveys.

     Positioning Services

     KC Offshore's positioning service involves finding the coordinates of a particular location offshore and guiding the customer to that location. This task is quite complicated in the open sea; however, using its

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differential global positioning system reference station network and internally developed software and expertise, KC Offshore is able to guide a customer to within three metres of a particular offshore location.

     Enertec also uses its positioning service to provide underwater site abandonment clearance as required by the Minerals Management Service NTL 92-02 Regulation (United States). Pursuant to this regulation, once a platform or well has been removed by an operator, the operator must verify that the seafloor is clear of debris and that no trawling obstructions exist. Enertec conducts site reconnaissance to locate debris and trawling operations to clear the sea bed of site debris. The rate of well and platform abandonments in the Gulf of Mexico has increased in the last several years. Enertec uses leased vessels to meet the demand for these services.

     Technical Reports and Computations

     Enertec's ability to plan survey operations, perform geophysical data interpretation and prepare professional report presentations adds to Enertec's full-service marine geophysical capabilities. Enertec believes it is the only marine surveying company operating in the Gulf of Mexico with a staff marine archaeologist to undertake technical reporting.

SAFETY

     Management of Enertec considers providing a safe work environment to be one of Enertec's prime responsibilities. Enertec has developed comprehensive safety policies and operating procedures to which all of Enertec's personnel are expected to strictly adhere. The board of directors of Enertec has established the Safety and Environment Committee in order to monitor Enertec's safety procedures. Enertec manages safety responsibilities as a prime contractor on behalf of its customers. Enertec's safety program is constantly being reviewed and improved by its management, often based upon feedback from employees. Enertec remains a safety leader and participates in industry association initiatives to continually improve its safety practices.

PREMISES

     Enertec owns its Canadian seismic data acquisition base offices and facilities, which are located at 3024 - 49th Avenue S.E., Calgary, Alberta, T2B 2X4. These offices and facilities are located on a site approximately 2.2 acres in size, with a building consisting of approximately 6,200 square feet of office space and approximately 6,500 square feet of shop area. Enertec leases its head office space and its Canadian seismic data processing facility, which are located on the 8th and 9th floors of Rocky Mountain Plaza, 615 Macleod Trail S.E., Calgary, Alberta, T2G 4T8. The head office and seismic data processing facility together consist of approximately 20,900 square feet of office space. Enertec also leases an office and warehouse in Houston, Texas. The office at 3300 S. Gessner, Houston, Texas, 77063, houses the United States seismic data acquisition operation, a marketing arm of Enertec's marine services operation and one of the seismic data processing operations. The other operation is located at an office leased at 3330 W. Esplanade, Suite 601, Metairie, Louisiana, 70002. The marine services operation is located at an office leased at 36499 Perkins Road, Prairieville, Louisiana, 70769. The real property owned by Enertec is subject to fixed and floating charges under Enertec's banking facilities.

CUSTOMERS

     Management of Enertec is of the view that several factors are considered by Enertec's customers in selecting a geophysical services contractor, including price, availability of required technology, experience (both personnel and corporate), financial stability of the contractor, safety and environmental policy and record of the contractor, and reputation of the contractor for quality and productivity. Enertec believes that it is able to successfully compete in all these areas.

     There are approximately 500 Canadian and several hundred United States oil and natural gas companies. Enertec focuses its marketing efforts on approximately 75 of these companies. One major Canadian customer accounted for an average of approximately 31% of Enertec's revenue during the last three fiscal years. Another repeat customer group of approximately seven companies traditionally generates approximately another 20% of Enertec's annual revenue.

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     Enertec has cultivated a long term position with regard to the pricing of its services and has formed strategic alliances with customers of similar philosophy pursuant to which there is an understanding as to the provision and price of such services. Enertec has access to customer information which provides sufficient time to organize its services to provide maximum benefits to its customers in the areas of expertise and reliability in the provision of seismic data acquisition services, reduced costs, good public relations on behalf of the customer, timely service, technical advice and reduced liability potential.

     Enertec's seismic data acquisition agreements with its customers are for varying terms. These agreements may generally be terminated on 30 days notice.

     The continuing low oil price environment and global oversupply of oil have caused a significant contraction in demand for seismic data acquisition services and a somewhat less severe reduction in demand for seismic data processing and marine services.

COMPETITION

     Enertec operates in a cyclical industry, dependent principally upon the level of exploration and development activities of oil and natural gas companies. Since 1986, significant rationalization has occurred in the Canadian geophysical services industry reducing the number of competitors in Canada from approximately 40 in 1986 to approximately 20 at present.

     Technological change, in the form of computer applications which produce the enhanced imaging characteristics of three-dimensional seismic and four-dimensional seismic, has created certain barriers to competition through the increased capital cost and operating skills required by the new equipment. At the same time, the improved results obtained by oil and natural gas users of three-dimensional seismic and four-dimensional seismic establishes the basis for solid growth in the future.

RESEARCH AND DEVELOPMENT

     The primary focus for Enertec's research and development program is on seismic data processing software and applications, with a secondary focus on seismic data acquisition techniques. This focus on research and development is intended to produce proprietary software, increase productivity, and provide a long term marketing advantage for Enertec. Each member of Enertec's 14 person research and development team is a professional engineer or geophysicist with an aggregate of over 100 years of experience.

     During the 1998 fiscal year, a joint venture between Enertec and Mobil Oil Corporation implemented a new technology which Enertec has termed as Sei-Fi. This technology can be used to significantly improve the resolution of two-dimensional and three-dimensional seismic data or alternatively to reduce the cost of the acquisition of the data through productivity efficiencies in the field. Sei-Fi has been in demand from certain customers but has not yet generated the full potential of the demand anticipated by management of Enertec due to the current malaise in the oil and gas industry.

     For the year ended September 30, 1998, Enertec incurred expenses of approximately C$1.4 million in connection with its research and development activities.

EMPLOYEES

     Enertec currently employs 176 people, with 70 in its seismic data acquisition business (of which approximately 35 are seasonal employees), 40 in its seismic data processing business, 63 in marine services, and three in corporate administration. Enertec's personnel includes approximately 36 engineers, computer scientists and geophysicists.

DIRECTORS AND OFFICERS

     The name, municipality of residence and principal occupation of each of the directors and senior officers of Enertec and the number of Enertec Common Shares beneficially owned or over which control or direction is exercised by each of them as of May 31, 1999 are as follows:

                                                                                          NUMBER OF
                                                                                           ENERTEC
NAME AND MUNICIPALITY OF                                                                COMMON SHARES
RESIDENCE                              POSITION             PRINCIPAL OCCUPATION           HELD(1)
------------------------               --------             --------------------        -------------
Murray B. Todd(2)(4)(5)........  Director               President, Canada Hibernia           7,000
Calgary, Alberta                                        Holding Corporation, an oil
                                                        and gas exploration company

Murray A. Olson(2)(4)..........  Director, President    President and Chief Executive      394,230
Calgary, Alberta                 and Chief Executive    Officer of Enertec
                                 Officer
Michael J. Kinsella............  Director, Vice         President, K.C. Offshore           167,627
Prairieville, Louisiana          President Marine       L.L.C., a wholly-owned
                                 Services               subsidiary of Enertec

Richard R. Habiak..............  Vice President, Data   Vice President, Data                81,680
Calgary, Alberta                 Acquisitions           Acquisitions of Enertec

Darren E. Olson................  Vice President,        Vice President, Data                16,832
Calgary, Alberta                 Data Processing        Processing of Enertec

Peter H. Ryder.................  Vice President,        Vice President, Finance and         14,700
Calgary, Alberta                 Finance and Chief      Chief Financial Officer of
                                 Financial Officer      Enertec

Norman Fraser(2)...............  Director               Financial Consultant                15,000
Toronto, Ontario

C. Victor Kloepfer(3)..........  Director               President, Permez Petroleums,          Nil
West Vancouver,                                         Ltd., an oil and gas
British Columbia                                        corporation

James F. Perry(3)(4)...........  Director               President, Global                    9,000
Calgary, Alberta                                        Thermoelectric Inc., a
                                                        manufacturing company

---------------

Notes:

(1) This information, not being within the knowledge of Enertec, has been furnished by the respective individuals.

(2)  Member of the Human Resource and Corporate Governance Committee.

(3)  Member of the Audit Committee.

(4)  Member of the Safety and Environment Committee.

(5)  Chairman of the Enertec board.

MANAGEMENT

     Murray B. Todd. Mr. Todd is a resident of Calgary, Alberta and has served as chairman of the Enertec board for two years and as a director of Enertec for five years. He is president and chief executive officer of Canada Hibernia Holding Corporation, an oil and gas production and consulting company working off the east coast of Canada. Mr. Todd has over 40 years of experience in the oil and gas industry and from 1992 to 1993 he was president and chief executive officer of Crestar Energy Inc. Prior to that he was senior vice president of AMOCO Canada Petroleum Ltd.

     Murray A. Olson. Mr. Olson has been president and chief executive officer and a director of Enertec since its incorporation in 1984 and of EGSL since its founding in 1982. Prior to joining Enertec, he held various senior management positions responsible for land and marine data acquisition services world wide for Sefel Geophysical Ltd. ("Sefel"), a large Calgary-based geophysical services company, which operated until July, 1985. At the time Mr. Olson left Sefel to establish Enertec, he was responsible for an operation comprised of over 800 personnel and oversaw Sefel's entry into new markets, including Guyana, Australia, the United States and the United Kingdom (North Sea). Mr. Olson has a BSc. in engineering geophysics, 26 years of experience in the geophysical services industry and is a professional geophysicist.

     Peter H. Ryder. Mr. Ryder was appointed vice president finance and chief financial officer of Enertec in January, 1995. For the six years prior thereto, Mr. Ryder held the same position with Ranchmen's Resources Ltd. ("Ranchmen's"), a Calgary-based oil and gas company. While at Ranchmen's he worked on several projects involving acquisitions, takeovers and mergers. Mr. Ryder has a Bachelor of Commerce degree from the University of Cape Town, South Africa and is a chartered accountant.

     Michael J. Kinsella. Mr. Kinsella has been a vice president, marine services and a director of Enertec since June 1995, when K.C. Offshore, L.L.C. was purchased by Enertec. As a co-founder of K.C. Offshore, L.L.C., he managed the growth of that company and was responsible for the establishment of its differential global positioning systems. Mr. Kinsella was the president of K.C. Offshore, L.L.C. from 1987 to 1995. Mr. Kinsella has over 20 years experience in the fields of offshore surveys and hydrographic surveys as well as engineering management and administration. Prior work experience was with Shell Oil (Exploration and Production) and Gulf Ocean Services Ltd. where he was executive vice-president.

     Darren E. Olson. Mr. Olson is the vice president, data processing of Enertec. Mr. Olson was processing manager of SDP from 1991 until March, 1994. Mr. Olson has a BSc. in engineering geophysics and 15 years of experience in the geophysical services industry.

     Richard R. Habiak. Mr. Habiak is the vice president, data acquisition of Enertec. Mr. Habiak has been an officer of Enertec since 1985. He was chief geophysicist for Sefel from 1984 to 1985 and was responsible for coordinating research and development for its worldwide land and marine seismic data acquisition and processing operations. Mr. Habiak has a BSc. in mathematics and physics and over 20 years of experience in the geophysical services industry and is a professional geophysicist.

     Norman Fraser. Mr. Fraser has been a director of Enertec for two years. Prior to his retirement in 1994, Mr. Fraser was a vice president and director of RBC Dominion Securities Inc. where he was extensively involved in the capital markets and numerous corporate reorganizations.

     C. Victor Kloepfer. Mr. Kloepfer is president of Permez Petroleums Ltd., an oil and gas exploration company, where he has been employed in various capacities for more than five years. Mr. Kloepfer has been a director of Enertec since 1989.

     James F. Perry. Mr. Perry as appointed president of Global Thermoelectric Inc. in 1997. Global Thermoelectric Inc. is the world's largest supplier of thermoelectric generators to the international oil and gas industry. From 1993 to 1997, he was executive director, International Development, Petro-Trade, a Canadian petroleum industry association. For the past 25 years Mr. Perry has held senior positions within the oil and gas service industry. Mr. Perry has been a director of Enertec since 1993.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Enertec Common Shares as of May 31, 1999 by (a) each person who is known by Enertec to own beneficially more than 10% of the outstanding Enertec Common Shares, (b) each director of Enertec, (c) each executive officer of Enertec and (d) the Enertec directors and executive officers as a group.

                                                                  NUMBER
                                                                OF ENERTEC
NAME OF PERSON OR IDENTIFY OF GROUP                          COMMON SHARES(1)    PERCENT OF CLASS(2)
-----------------------------------                          ----------------    -------------------
Centennial Energy Partners, L.P.;..........................     1,337,910               19.1%
Quadrennial Partners, L.P.;
Tercentenial Energy Partners, L.P. &
Joseph H. Reich & Co.
900 Third Avenue, Suite 1801
New York, New York
U.S.A. 77401
Murray A. Olson............................................       394,230                5.6%
Suite 800 615 Macleod Trail S.E.
Calgary, Alberta
T2G 4T8
Murray B. Todd.............................................         7,000                0.1%
Peter H. Ryder.............................................        14,700                0.2%
Michael J. Kinsella........................................       167,627                2.4%
Darren E. Olson............................................        16,832                0.2%
Richard Habiak.............................................        81,680                1.2%
Norman Fraser..............................................        15,000                0.2%
C. Victor Kloepfer.........................................           Nil                 Nil
James F. Perry.............................................         9,000                0.1%
                                                                ---------               -----
Directors and Executive Officers (Total)...................       706,069               10.0%

---------------

Notes:

(1) The information with respect to the shareholdings of the directors and officers of Enertec, not being within the knowledge of Enertec, has been furnished by the respective individuals.

(2)  Based on 6,994,896 Enertec Common Shares outstanding as at May 31, 1999.

EXECUTIVE COMPENSATION

     Compensation of Executive Officers

     The following table sets forth the compensation for the chief executive officer ("CEO") and each of the four other most highly compensated officers of Enertec (measured by base salary and bonuses) (collectively, the "Named Executive Officers") for the financial years ended September 30, 1998, 1997 and 1996.

                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           LONG TERM
                                                 ANNUAL COMPENSATION                      COMPENSATION
                                  -------------------------------------------------- ----------------------
                                                                                             AWARDS
                                                                                     ----------------------
                                                                   OTHER ANNUAL         SECURITIES UNDER        ALL OTHER
NAME AND PRINCIPAL                   SALARY        BONUS(1)       COMPENSATION(2)         OPTIONS/SARS         COMPENSATION
OCCUPATION                YEAR        (C$)           (C$)              (C$)               GRANTED (#)              (C$)
-----------------------------------------------------------------------------------------------------------------------------------
  Murray A. Olson         1998       172,270       110,000           --                          --                   --
  President & CEO         1997       156,250            --           --                      44,355                   --
                          1996       150,000       151,300           --                          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
  Richard R. Habiak       1998       137,812        37,500           --                          --                   --
  Vice-President Data     1997       131,250            --           --                      19,030                   --
  Acquisition             1996       125,000        60,000           --                          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
  Michael J. Kinsella     1998       176,140         8,321           --                          --              580,371(3)
  Vice-President          1997       150,000        27,596           --                      40,007              509,571(3)
  Marine Services         1996       147,000            --           --                          --              239,624(3)
-----------------------------------------------------------------------------------------------------------------------------------
  Darren E. Olson         1998       118,820        42,500           --                         680                   --
  Vice-President Data     1997       102,435        19,998           --                      33,097                   --
  Processing              1996        91,875        15,000           --                          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
  Peter H. Ryder(4)       1998       131,250            --           --                          --                   --
  Vice-President,         1997       125,000            --           --                      30,454                   --
  Finance and Chief       1996        80,000            --           --                      75,000                   --
  Financial Officer
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Notes:

(1) The bonus is the cash paid in the year indicated and is in respect of the prior fiscal year's performance.

(2) The aggregate amount of other annual compensation paid to any named executive officer did not exceed 10% of the aggregate of his salary and bonus for each of the 1996, 1997 and 1998 fiscal years.

(3) Payment of a performance bonus pursuant to the terms of an employment agreement, see "-- Executive Compensation -- Employment Contracts."

(4)  Mr. Peter Ryder commenced employment with Enertec on January 29, 1996.

     Option/SAR Grants During Most Recently Completed Financial Year

     During the 1998 financial year, 680 stock options were granted under the Enertec Option Plan to Named Executive Officers, as set forth in the following table.

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                                                                          MARKET VALUE
                                                 % OF TOTAL                              OF SECURITIES
                                                OPTIONS/SARS                               UNDERLYING
                         SECURITIES UNDER        GRANTED TO         EXERCISE OR           OPTIONS/SARS
                           OPTIONS/SARS          EMPLOYEES          BASE PRICE           ON THE DATE OF
NAME                      GRANTED(1)(#)           IN 1998          (C$/SECURITY)      GRANT (C$/SECURITY)
------------------------------------------------------------------------------------------------------------
  D.E. Olson                   680                    3                14.73                 14.73
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

---------------------  ----------------------------
---------------------  ----------------------------

NAME                       EXPIRATION DATE
  D.E. Olson              December 11, 2003
--------------------------------------------------------
--------------------------------------------------------------

Note:

(1)  All securities under option are Enertec Common Shares.

     Aggregated Option/SAR Exercises During the Most Recently Completed Financial Year and Financial Year End Options/SAR Values

     The following table provides details of stock options exercised by Named Executive Officers during the 1998 fiscal year and the net value realized. The table also details, at September 30, 1998, the number of exercisable and unexercisable options that were unexercised and also the value of such options where they were in-the-money.

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

                                                                   UNEXERCISED OPTIONS/SARS AT
                         SECURITIES                                  SEPTEMBER 30, 1998 (#)
                         ACQUIRED ON       AGGREGATE VALUE    -------------------------------------
NAME                    EXERCISE (#)        REALIZED (C$)        EXERCISABLE       UNEXERCISABLE
---------------------------------------------------------------------------------------------------
  M.A. Olson                   --                  --              86,178             22,178
---------------------------------------------------------------------------------------------------
  R.R. Habiak                  --                  --              29,515              9,515
---------------------------------------------------------------------------------------------------
  M.J. Kinsella                --                  --              20,004             20,004
---------------------------------------------------------------------------------------------------
  D.E. Olson                8,000              88,000              22,719             17,059
---------------------------------------------------------------------------------------------------
  P.H. Ryder                   --                  --              71,477             33,977
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

---------------------  ------------------------------------------
---------------------  ------------------------------------------
                               VALUE OF UNEXERCISED
                           IN-THE-MONEY OPTIONS/SARS AT
                            SEPTEMBER 30, 1998(1) (C$)
                       -------------------------------------
NAME                      EXERCISABLE       UNEXERCISABLE
--------------------------------------------------------------------
  M.A. Olson                 48,000                --
--------------------------------------------------------------------------
  R.R. Habiak                15,000                --
------------------------------------------------------------------------------------
  M.J. Kinsella                  --                --
----------------------------------------------------------------------------------------------
  D.E. Olson                  4,500                --
---------------------------------------------------------------------------------------------------
  P.H. Ryder                110,250            36,750
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

Note:

(1) Based on the C$5.50 closing price of the Enertec Common Shares on the TSE on September 30, 1998.

     Employment Contracts

     On June 14, 1995, Enertec entered into an employment agreement with Mr. M.J. Kinsella, Vice-President, Marine Services and a director. The agreement was for a term of three years at a compensation of US$108,000 per annum plus the standard employee benefits provided by Enertec to employees of its Marine Services operation. In addition, Mr. Kinsella is entitled to participate in Enertec's annual incentive bonus.

     Mr. Kinsella was a significant shareholder and senior officer of Kinsella Cook & Associates, Inc., the assets of which were purchased by Enertec on June 14, 1995. Mr. Kinsella's employment agreement specified that he was entitled, in addition to his remuneration specified above, to a performance bonus for each of the three years of the term of the employment agreement. The performance bonus was a percentage of the after tax cash flow of Enertec's Marine Services operation in excess of specific thresholds. For the employment agreement year ended June 14, 1998, Mr. Kinsella received a performance bonus of C$580,371 (June 14, 1997: C$509,571).

     Enertec has executive termination agreements with Murray A. Olson, Richard
R. Habiak, Michael J. Kinsella, Darren E. Olson and Peter H. Ryder. These agreements provide for certain payments and an acceleration in the vesting of unvested stock options in the event a Named Executive Officer's employment with Enertec is terminated pursuant to a change in control of Enertec. On such an occurrence, a Named Executive Officer will be entitled to a lump sum payment equal to a specified number of months of remuneration and to the continuation of medical, dental and insurance coverage for the same specified number of months. In respect of Murray A. Olson, the specified number of months is 30, in respect of the other Named Executive Officers, the specified number of months is 24.

     Directors' Compensation

     Each director of Enertec, other than any directors who are also employees of Enertec, is entitled to receive an annual fee of C$10,000. Effective December 10, 1998 and each December thereafter, directors may elect to receive this annual fee either in cash or as a number of stock options issued on the terms of the Enertec Option Plan. Each director is also entitled to receive a fee of C$1,000 for each board meeting attended, C$500 for each committee meeting attended and C$500 for each board or committee meeting attended by telephone and is reimbursed for expenses incurred for such meetings. Directors who are employees of Enertec are not entitled to receive any fees for services rendered to Enertec as a director.

     As a component of their compensation, directors are granted 2000 stock options per annum in order to align an element of their remuneration with shareholder rewards. Newly nominated directors of Enertec receive 10,000 stock options upon their appointment as a director. These options are granted in terms of the Enertec Option Plan.

     The Chairman of Enertec, in addition to his duties as Chairman, actively assists management of Enertec with issues such as the formulation and execution of strategic plans, business acquisition assessment, marketing philosophy, compensation and corporate governance. For the performance of these additional duties, he is paid C$2,000 per month. In the event the Chairman devotes time in excess of one and a half to two days per month to assisting management, he will charge Enertec at the rate of C$1,500 per day. During 1998, no charge for excess time was made.

     No director, executive officer or senior officer of Enertec was indebted to Enertec since the commencement of the last completed fiscal year.

DESCRIPTION OF ENERTEC SHARE CAPITAL


     The authorized share capital of Enertec consists of an unlimited number of class 1 preferred shares (the "Preferred Shares"), issuable in series, and an unlimited number of Enertec Common Shares. As of August 6, 1999 there were no
Preferred Shares and             Enertec Common Shares issued and outstanding.


     Preferred Shares

     The Preferred Shares are issuable in series, have a preference with respect to the payment of dividends and the distribution of assets in the event of liquidation, dissolution or winding-up over the Enertec Common Shares and any shares ranking junior to the Preferred Shares and are non-voting unless otherwise provided with respect to any series of such class. Subject to the provisions of the ABCA, the provisions applicable to the class of Preferred Shares generally and to the provisions of any outstanding series, the Enertec board is authorized to fix, from time to time, before issue thereof, the designation, rights, privileges, restrictions and conditions attaching to each series of such class of shares.

     Under the Arrangement, the articles of Enertec will be amended so as to delete the Preferred Shares from Enertec's authorized share capital.

     Enertec Common Shares

     The Enertec Common Shares are entitled to one vote per share at all meetings of shareholders of Enertec except meetings at which only holders of a specified class or series of shares are entitled to vote. Subject to the prior rights and privileges attaching to any other class of shares of the Enertec, the Enertec Common Shares have the right to receive any dividend as and when declared by the Enertec board and the right to receive the remaining assets of the Enertec upon liquidation, dissolution or winding-up.

LEGAL PROCEEDINGS

     There are no material legal proceedings to which Enertec, or any of its subsidiaries is a party nor to which any of their property is subject, nor to the best of the knowledge of the board of directors and senior officers of Enertec or any of its subsidiaries, are any such proceedings threatened or contemplated by any person.

AUDITORS, REGISTRAR AND TRANSFER AGENT

     The auditors of Enertec are KPMG LLP Chartered Accountants 1200, 205 - 5th Avenue S.W., Calgary, Alberta, T2P 4B9. The registrar and transfer agent for the Enertec Common Shares is Montreal Trust Company of Canada, through its offices in Calgary and Toronto.

                        COMPARISON OF STOCKHOLDER RIGHTS

     In the event that the Transaction is consummated, holders of Enertec Common Shares will, at the Effective Time, transfer their Enertec Common Shares to VESI and the sole consideration received therefor will be Series 1 Exchangeable Shares. Such holders will have the right to retract Series 1 Exchangeable Shares for an equivalent number of shares of Veritas DGC Common Stock. Enertec is a corporation governed by the ABCA. Veritas DGC is a corporation organized under the DGCL. While the rights and privileges of shareholders of an Alberta corporation are, in many instances, comparable to those of stockholders of a Delaware corporation, there are certain differences. These differences arise from differences between Alberta and Delaware law, between the ABCA and DGCL and between the Enertec articles of incorporation and bylaws and the Veritas DGC Restated Certificate of Incorporation and Veritas DGC bylaws. For a description of the respective rights of the holders of Enertec Common Shares and Veritas DGC Common Stock, see, respectively, "Business of Enertec -- Description of Enertec Share Capital" and "The Companies After the Transaction -- Veritas DGC Capital Stock."

VOTE REQUIRED FOR EXTRAORDINARY TRANSACTIONS

     Under the ABCA, certain extraordinary corporate actions, such as certain amalgamations, continuances, and sales, leases or exchanges of all or substantially all the property of a corporation other than in the ordinary course of business, and other extraordinary corporate actions such as liquidations, dissolutions and (if ordered by a court) arrangements, are required to be approved by special resolution. A special resolution is a resolution passed at a meeting by not less than two-thirds of the votes cast by the shareholders, present in person or by proxy, at the meeting. In certain cases, a special resolution to approve an extraordinary corporate action is also required to be approved separately by the holders of a class or series of shares.

     The DGCL requires the affirmative vote of a majority of the outstanding stock entitled to vote to authorize any merger, consolidation, dissolution or sale of substantially all of the assets of a corporation, except that, unless required by its certificate of incorporation:

     - no authorizing stockholder vote is required of a corporation surviving a merger if (1) such corporation's certificate of incorporation is not amended by the merger, (2) each share of stock of such corporation will be an identical share of the surviving corporation after the merger, and
        (3) the number of shares to be issued in the merger does not exceed 20% of such corporation's outstanding common stock immediately prior to the effective date of the merger; and

     - no authorizing stockholder vote is required of a corporation to authorize a merger with or into a single direct or indirect wholly-owned subsidiary of such corporation (provided certain other limited circumstances apply).

The Veritas DGC Restated Certificate of Incorporation does not require a greater percentage vote for such actions. Stockholder approval is also not required under the DGCL for mergers or consolidations in which a parent corporation merges or consolidates with a subsidiary of which it owns at least 90% of the outstanding shares of each class of stock.

AMENDMENT TO GOVERNING DOCUMENTS

     Under the ABCA, any amendment to the articles generally requires approval by special resolution, which is a resolution passed by a majority of not less than two-thirds of the votes cast by shareholders entitled to vote on the resolution. The ABCA provides that unless the articles or by-laws otherwise provide, the directors may, by resolution, make, amend or repeal any by-laws that regulate the business or affairs of a corporation. Where the directors make, amend or repeal a by-law, they are required under the ABCA to submit the by-law, amendment or repeal to the shareholders at the next meeting of shareholders, and the shareholders may confirm, reject or amend the by-law, amendment or repeal by an ordinary resolution, which is a resolution passed by a majority of the votes cast by shareholders entitled to vote on the resolution.

     The DGCL requires a vote of the corporation's board of directors followed by the affirmative vote of a majority of the outstanding stock entitled to vote for any amendment to the certificate of incorporation, unless a greater level of approval is required by the certificate of incorporation. The Veritas DGC Restated Certificate of Incorporation does not require a greater level of approval for an amendment. If an amendment would have the effect of altering the powers, preferences or special rights of a particular class or series of stock, the class or series has the power to vote as a class notwithstanding the absence of any specifically enumerated power in the certificate of incorporation. The DGCL also states that the power to adopt, amend or repeal the by-laws of a corporation shall be in the stockholders entitled to vote, provided that the corporation in its certificate of incorporation may confer such power on the corporation's board of directors.

DISSENTERS' RIGHTS

     The ABCA provides that shareholders of an Alberta corporation entitled to vote on certain matters are entitled to exercise dissent rights and to be paid the fair value of their shares in connection therewith. The ABCA does not distinguish for this purpose between listed and unlisted shares. Such matters include:

     - any amalgamation with another corporation (other than with certain affiliated corporations);

     - an amendment to the corporation's articles to add, change or remove any provisions restricting or constraining the issue or transfer of shares;

     - an amendment to the corporation's articles to add, change or remove any restriction upon the business or businesses that the corporation may carry on;

     -  a continuance under the laws of another jurisdiction;

     - a sale, lease or exchange of all or substantially all the property of the corporation other than in the ordinary course of business;

     - a court order permitting a shareholder to dissent in connection with an application to the court for an order approving an arrangement proposed by the corporation; or

     - certain amendments to the articles of a corporation which require a separate class or series vote, provided that a shareholder is not entitled to dissent if an amendment to the articles is effected by a court order approving a reorganization or by a court order made in connection with an action for an oppression remedy.

Under the ABCA, a shareholder may, in addition to exercising dissent rights, seek an oppression remedy for any act or omission of a corporation or any of its affiliates which is oppressive, unfairly prejudicial to or that unfairly disregards a shareholder's interest.

     Under the DGCL, holders of shares of any class or series have the right, in certain circumstances, to dissent from a merger or consolidation by demanding payment in cash for their shares equal to the fair value (excluding any appreciation or depreciation as a consequence or in expectation of the transaction) of such shares, as determined by agreement with the corporation or by an independent appraiser appointed by a court in an action timely brought by the corporation or the dissenters. The DGCL grants dissenters' appraisal rights only in the case of mergers or consolidations and not in the case of a sale or transfer of assets or a purchase of assets for stock regardless of the number of shares being issued. Further, no appraisal rights are available for shares of any class or series listed on a national securities exchange or designated as a national market system security on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, unless the agreement of merger or consolidation converts such shares into anything other than:

     -  stock of the surviving corporation,

     - stock of another corporation which is either listed on a national securities exchange or designated as a national market system security on the Nasdaq Stock Market or held of record by more than 2,000 stockholders,

     -  cash in lieu of fractional shares, or

     -  some combination of the above.

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OPPRESSION REMEDY

     The ABCA provides an oppression remedy that enables the court to make any order, both interim and final, to rectify the matters complained of, if the court is satisfied upon application by a complainant (as defined below) that:
(1) any act or omission of the corporation or an affiliate effects a result; (2) the business or affairs of the corporation or an affiliate are or have been carried on or conducted in a manner; or (3) the powers of the directors of the corporation or of an affiliate are or have been exercised in a manner, that is oppressive or unfairly prejudicial to or that unfairly disregards the interests of any security holder, creditor, director or officer. A complainant includes:

     - a present or former registered holder or beneficial owner of securities of a corporation or any of its affiliates;

     - a present or former director or officer of the corporation or any of its affiliates; and

     - any other person who in the discretion of the court is a proper person to make such application.

     Because of the breadth of the conduct which can be complained of and the scope of the court's remedial powers, the oppression remedy is very flexible and is sometimes relied upon to safeguard the interests of shareholders and other complainants with a substantial interest in the corporation. Under the ABCA, it is not necessary to prove that the directors of a corporation acted in bad faith in order to seek an oppression remedy. Furthermore, the court may order the corporation to pay the interim expenses of a complainant seeking an oppression remedy, but the complainant may be held accountable for such interim costs on final disposition of the complaint.

     The DGCL does not provide for a similar remedy.

DERIVATIVE ACTION

     Derivative actions may be brought in Delaware by a stockholder on behalf of, and for the benefit of, the corporation. The DGCL provides that a stockholder must aver in the complaint that he or she was a stockholder of the corporation at the time of the transaction of which he or she complains. A stockholder may not sue derivatively unless he or she first makes demand on the corporation that it bring suit and such demand has been refused, unless it is shown that such demand would have been futile.

     Under the ABCA, a complainant may apply to the court for leave to bring an action in the name of and on behalf of a corporation or any subsidiary, or to intervene in an existing action to which any such body corporate is a party, for the purpose of prosecuting, defending or discontinuing the action on behalf of the body corporate or subsidiary. Under the ABCA, no action may be brought and no intervention in an action may be made unless the complainant has given reasonable notice to the directors of the corporation or its subsidiary of the complainant's intention to apply to the court and the court is satisfied that
(1) the directors of the corporation or its subsidiary will not bring, diligently prosecute or defend or discontinue the action; (2) the complainant is acting in good faith; and (3) it appears to be in the interests of the corporation or its subsidiary that the action be brought, prosecuted, defended or discontinued.

     Under the ABCA, the court in a derivative action may make any order it thinks fit. Additionally, under the ABCA, a court may order a corporation or its subsidiary to pay the complainant's reasonable legal fees.

SHAREHOLDER CONSENT IN LIEU OF MEETING

     Under the DGCL, unless otherwise provided in the certificate of incorporation, any action required to be taken or which may be taken at an annual or special meeting of stockholders may be taken without a meeting if a consent in writing is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote were present and voted. The Veritas DGC Restated Certificate of Incorporation does not contain any provision restricting action by written consent.

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     Under the ABCA, shareholder action without a meeting may only be taken by written resolution signed by all shareholders who would be entitled to vote thereon at a meeting.

DIRECTOR QUALIFICATIONS

     At least half of the directors of an ABCA corporation generally must be resident Canadians. The ABCA also requires that a corporation whose securities are publicly traded must have not fewer than three directors, at least two of whom are not officers or employees of the corporation or any of its affiliates. The DGCL does not have comparable requirements.

FIDUCIARY DUTIES OF DIRECTORS

     Directors of corporations governed by the ABCA have fiduciary obligations to the corporation. Directors of corporations incorporated or organized under the DGCL have fiduciary obligations to the corporation and its shareholders. Pursuant to these fiduciary obligations, the directors must act in accordance with the so-called duties of "due care" and "loyalty". Under the DGCL, the duty of care requires that the directors act in an informed and deliberative manner and to inform themselves, prior to making a business decision, of all material information reasonably available to them. The duty of loyalty is the duty to act in good faith in a manner which the directors reasonably believe to be in the best interests of the stockholders.

     Under the ABCA, the duty of loyalty requires directors of an Alberta corporation to act honestly and in good faith with a view to the best interests of the corporation, and the duty of care requires that the directors exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

     Under the ABCA, except in respect of an action by or on behalf of a corporation or a body corporate to procure a judgment in its favor, a corporation may indemnify a director or officer, a former director or officer or a person who acts or acted at the corporation's request as a director or officer of a body corporate of which the corporation is or was a shareholder or creditor, and his or her heirs and legal representatives (an "Indemnifiable Person"), against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him or her in respect of any civil, criminal or administrative action or proceeding to which he or she is made a party by reason of being or having been a director or officer of such corporation or such body corporate, if: (1) he or she acted honestly and in good faith with a view to the best interests of such corporation; and (2) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he or she had reasonable grounds for believing that his or her conduct was lawful. An Indemnifiable Person is entitled to such indemnity from the corporation if he or she was substantially successful on the merits in his or her defense of the action or proceeding, fulfilled the conditions set out in (1) and (2), above and is fairly and reasonably entitled to indemnity. A corporation may, with the approval of a court, also indemnify an Indemnifiable Person in respect of an action by or on behalf of the corporation or body corporate to procure a judgment in its favor, to which such person is made a party by reason of being or having been a director or an officer of the corporation or body corporate, if he or she fulfills the conditions set out in (1) and (2), above. The Enertec Bylaws provide for indemnification of directors and officers to the fullest extent authorized by the ABCA.

     The DGCL provides that a corporation may indemnify its present and former directors, officers, employees and agents (each, an "indemnitee") against all reasonable expenses (including attorneys' fees) and, except in actions initiated by or in the right of the corporation, against all judgments, fines and amounts paid in settlement in actions brought against them, if such individual acted in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The corporation shall indemnify an indemnitee to the extent that he or she is successful on the merits or otherwise in the defense of any claim, issue or matter associated with an action. The Veritas DGC Restated Certificate of Incorporation provides for indemnification of directors and officers to the fullest extent authorized by the DGCL.

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     The DGCL allows for the advance payment of an indemnitee's expenses prior to the final disposition of an action, provided that the indemnitee undertakes to repay any such amount advanced if it is later determined that the indemnitee is not entitled to indemnification with regard to the action for which the expenses were advanced. Neither the ABCA nor the Enertec bylaws expressly provide for such advance payment.

     Veritas DGC and Enertec have entered into indemnity agreements with each of its directors and certain executive officers.

DIRECTOR LIABILITY

     The DGCL provides that the charter of a corporation may include a provision which limits or eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided such liability does not arise from certain proscribed conduct, including acts or omissions not in good faith or which involve intentional misconduct or breach of the duty of loyalty. The Veritas DGC Restated Certificate of Incorporation contains a provision limiting the liability of its directors to the fullest extent permitted by the DGCL. The ABCA does not permit any such limitation of a director's liability.

ANTI-TAKEOVER PROVISIONS AND INTERESTED STOCKHOLDER TRANSACTIONS

     The DGCL prohibits, in certain circumstances, a "business combination" between the corporation and an "interested stockholder" within three years of the stockholder becoming an "interested stockholder." An "interested stockholder" is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the prior three-year period. A "business combination" includes a merger, consolidation, sale or other disposition of assets having an aggregate value in excess of 10% of the consolidated assets of the corporation and certain transactions that would increase the interested stockholder's proportionate share ownership in the corporation. This provision does not apply where:

     - the business combination or the transaction which resulted in the stockholder becoming an interested stockholder is approved by the corporation's board of directors prior to the time the interested stockholder acquired such 15% interest;

     - upon the consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation excluding, for the purpose of determining the number of shares outstanding, shares held by persons who are directors and also officers and by employee stock plans in which participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered;

     - the business combination is approved by a majority of the board of directors and the affirmative vote of two-thirds of the outstanding votes entitled to be cast by disinterested stockholders at an annual or special meeting;

     - the corporation does not have a class of voting stock that is listed on a national securities exchange, authorized for quotation on an inter-dealer quotation system of the Nasdaq Stock Market, or held of record by more than 2,000 stockholders unless any of the foregoing results from action taken, directly or indirectly, by an interested stockholder or from a transaction in which a person becomes an interested stockholder;

     -  the corporation has opted out of this provision; or

     -  in certain other limited circumstances.

Veritas DGC has not opted out of this provision.

     The ABCA does not contain a comparable provision with respect to business combinations. However, policies of certain Canadian securities regulatory authorities, including Policy 9.1 of the Ontario Securities Commission ("Policy 9.1"), contain requirements in connection with related party transactions. A related party transaction means, generally, any transaction by which an issuer, directly or indirectly, acquires or transfers an

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

asset or acquires or issues treasury securities or assumes or transfers a liability from or to, as the case may be, a related party by any means in any one or any combination of transactions. "Related party" is defined in Policy 9.1 and includes directors, senior officers and holders of at least 10% of the voting securities of the issuer.

     Policy 9.1 requires more detailed disclosure in the proxy material sent to security holders in connection with a related party transaction, and, subject to certain exceptions, the preparation of a formal valuation of the subject matter of the related party transaction and any non-cash consideration offered therefor and the inclusion of a summary of the valuation in the proxy material. Policy
9.1 also requires, subject to certain exceptions, that the minority shareholders of the issuer separately approve the transaction, by either a simple majority or two-thirds of the votes cast, depending on the circumstances.

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               DISSENTING SHAREHOLDERS' AND OPTIONHOLDERS' RIGHTS

     Under the DGCL, holders of Veritas DGC Common Stock will not have appraisal or dissenters' rights relating to the Transaction.

     THE FOLLOWING DESCRIPTION OF THE RIGHTS OF DISSENTING HOLDERS OF ENERTEC COMMON SHARES, ENERTEC OPTIONS AND VESI EXCHANGEABLE SHARES IS NOT A COMPREHENSIVE STATEMENT OF PROCEDURES TO BE FOLLOWED BY A DISSENTING SHAREHOLDER OR OPTIONHOLDER WHO SEEKS PAYMENT OF THE FAIR VALUE OF HIS ENERTEC COMMON SHARES, ENERTEC OPTIONS OR VESI EXCHANGEABLE SHARES AND IS QUALIFIED IN ITS ENTIRETY BY THE REFERENCE TO THE FULL TEXT OF THE INTERIM ORDER AND SECTION 184 OF THE ABCA WHICH ARE ATTACHED TO THIS JOINT PROXY STATEMENT AS ANNEXES C AND I, RESPECTIVELY. A SHAREHOLDER OR OPTIONHOLDER WHO INTENDS TO EXERCISE HIS RIGHT OF DISSENT AND APPRAISAL SHOULD CAREFULLY CONSIDER AND COMPLY WITH THE PROVISIONS OF SECTION 184 OF THE ABCA, AS MODIFIED BY THE INTERIM ORDER AND SHOULD SEEK HIS OWN LEGAL ADVICE. FAILURE TO COMPLY WITH THE PROVISIONS OF SECTION 184 OF THE ABCA, AS MODIFIED BY THE INTERIM ORDER AND TO ADHERE TO THE PROCEDURES ESTABLISHED THEREIN MAY RESULT IN THE LOSS OF ALL RIGHTS THEREUNDER.

     The Court hearing the application for the Final Order has the discretion to alter the rights of dissent described herein based on the evidence presented at such hearing.

     Under the Interim Order, a holder of Enertec Common Shares or Enertec Options is entitled, in addition to any other right he may have, to dissent and to be paid by Enertec the fair value of the Enertec Common Shares or Enertec Options held by him in respect of which he dissents, determined as of the close of business on the last business day before the day on which the resolution from which he dissents was adopted and a holder of VESI Exchangeable Shares is entitled, in addition to any other right he may have, to dissent and to be paid by VESI the fair value of the VESI Exchangeable Shares held by him in respect of which he dissents, determined as of the close of business on the last business day before the day on which the resolution from which he dissents was adopted. A shareholder or optionholder may dissent only with respect to all of the shares or options held by him or on behalf of any one beneficial owner and registered in the dissenting shareholder's or optionholder's name. The demand for appraisal must be executed by or for the holder of record, fully and correctly, as such holder's name appears on the holder's share certificates or options. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, the demand should be made in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy or a tenancy in common, the demand should be made by or for all owners of record. An authorized agent, including one or more joint owners, may execute the demand for appraisal for a holder of record; however, such agent must identify the record owner or owners and expressly identify the record owner or owners, and expressly disclose in such demand that the agent is acting as agent for the record owner or owners.

     PERSONS WHO ARE BENEFICIAL OWNERS OF ENERTEC COMMON SHARES OR VESI EXCHANGEABLE SHARES REGISTERED IN THE NAME OF A BROKER, CUSTODIAN, NOMINEE OR OTHER INTERMEDIARY WHO WISH TO DISSENT, SHOULD BE AWARE THAT ONLY THE REGISTERED OWNER OF SUCH SHARES IS ENTITLED TO DISSENT. A REGISTERED HOLDER SUCH AS A BROKER WHO HOLDS ENERTEC COMMON SHARES OR VESI EXCHANGEABLE SHARES AS NOMINEE FOR BENEFICIAL OWNERS, SOME OF WHOM MAY DESIRE TO DEMAND APPRAISAL, MUST EXERCISE DISSENT RIGHTS ON BEHALF OF SUCH BENEFICIAL OWNERS WITH RESPECT TO THE SHARES HELD FOR SUCH BENEFICIAL OWNERS. IN SUCH CASE, THE DEMAND FOR APPRAISAL SHOULD SET FORTH THE NUMBER OF ENERTEC COMMON SHARES OR VESI EXCHANGEABLE SHARES COVERED BY IT.

     A dissenting holder of Enertec Common Shares or Enertec Options must send to Enertec a written objection to the Arrangement resolution, which written objection must be received by the Secretary of Enertec in care of Fraser Milner, 30th Floor 237 - 4 Avenue S.W. Calgary, Alberta, T2P 4X7, Attention: David R.J. Lefebvre, or the chairman of the Enertec meeting at or before the Enertec meeting. An application may be made to the Court to fix the fair value of the dissenting shareholder's Enertec Common Shares or optionholder's Enertec Options after the Effective Date. If an application to the Court is made by either Enertec or a dissenting shareholder or optionholder, Enertec must, unless the Court otherwise orders, send to each dissenting shareholder or optionholder a written offer to pay him an amount considered by the Enertec board to be the fair value of the Enertec Common Shares or Enertec Options. The offer, unless the Court otherwise orders, will be sent to each dissenting shareholder or optionholder at least 10 days before the date on which the application is returnable; if
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

Enertec is the applicant, or within 10 days after Enertec is served with notice of the application, if a shareholder or optionholder is the applicant. The offer will be made on the same terms to each dissenting holder of Enertec Common Shares or Enertec Options and will be accompanied by a statement showing how the fair value was determined.

     A dissenting holder of VESI Exchangeable Shares must send to VESI a written objection to the Arrangement resolution, which written objection must be received by the Secretary of VESI in care of Bennett Jones, 4500 Bankers Hall East, 855 - 2nd Street S.W., Calgary, Alberta, T2P 4K7, Attention: Neil H. Stevenson, or the chairman of the VESI meeting at or before the VESI meeting. An application may be made to the Court to fix the fair value of the dissenting shareholder's VESI Exchangeable Shares after the Effective Date. If an application to the Court is made by either VESI or a dissenting shareholder, VESI must, unless the Court otherwise orders, send to each dissenting shareholder a written offer to pay him an amount considered by the VESI board to be the fair value of the VESI Exchangeable Shares. The offer, unless the Court otherwise orders, will be sent to each dissenting shareholder at least 10 days before the date on which the application is returnable; if VESI is the applicant, or within 10 days after VESI is served with notice of the application, if a shareholder is the applicant. The offer will be made on the same terms to each dissenting holder of VESI Exchangeable Shares and will be accompanied by a statement showing how the fair value was determined.

     A dissenting holder of Enertec Common Shares or Enertec Options may make an agreement with Enertec for the purchase of his Enertec Common Shares or Enertec Options in the amount of Enertec's offer (or otherwise) at any time before the Court pronounces an order fixing the fair value of the Enertec Common Shares or Enertec Options. A dissenting shareholder or optionholder is not required to give security for costs in respect of an application and, except in special circumstances, will not be required to pay the costs of the application or appraisal. On the application, the Court will make an order fixing the fair value of the Enertec Common Shares of all dissenting shareholders or optionholders who are parties to the application, giving judgment in that amount against Enertec and in favor of each of those dissenting shareholders or optionholders and fixing the time within which Enertec must pay that amount payable to the dissenting shareholders or optionholders. The Court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder or optionholder calculated from the date on which the shareholder or optionholder ceases to have any rights as a shareholder or optionholder until the date of payment.

     A dissenting holder of VESI Exchangeable Shares may make an agreement with VESI for the purchase of his VESI Exchangeable Shares in the amount of VESI's offer (or otherwise) at any time before the Court pronounces an order fixing the fair value of the VESI Exchangeable Shares. A dissenting holder of VESI Exchangeable Shares is not required to give security for costs in respect of an application and, except in special circumstances, will not be required to pay the costs of the application or appraisal. On the application, the Court will make an order fixing the fair value of the VESI Exchangeable Shares of all dissenting holders thereof who are parties to the application, giving judgment in that amount against VESI and in favor of each of those dissenting shareholders and fixing the time within which VESI must pay that amount payable to the dissenting shareholders. The Court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder calculated from the date on which the shareholder ceases to have any rights as a shareholder until the date of payment.

     On the Arrangement becoming effective, or upon the making of an agreement between Enertec and the dissenting holder of Enertec Common Shares or Enertec Options as to the payment to be made by Enertec to the dissenting shareholder or optionholder, or upon the pronouncement of a Court order, whichever first occurs, the dissenting shareholder or optionholder will cease to have any rights as a shareholder or optionholder other than the right to be paid the fair value of the Enertec Common Shares or Enertec Options in the amount agreed to between Enertec and the dissenting shareholder or optionholder or in the amount of the judgment, as the case may be. Until one of these events occurs, the shareholder or optionholder may withdraw his dissent, or Enertec may rescind the Arrangement resolution and in either event, the dissent and appraisal proceedings in respect of that shareholder or optionholder will be discontinued.

     On the Arrangement becoming effective, or upon the making of an agreement between VESI and the dissenting holder of VESI Exchangeable Shares as to the payment to be made by VESI to the dissenting

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shareholder, or upon the pronouncement of a Court order, whichever first occurs, the dissenting shareholder will cease to have any rights as a shareholder other than the right to be paid the fair value of the VESI Exchangeable Shares in the amount agreed to between VESI and the dissenting shareholder or in the amount of the judgment, as the case may be. Until one of these events occurs, the shareholder may withdraw his dissent, or VESI may rescind the Arrangement resolution and in either event, the dissent and appraisal proceedings in respect of that shareholder will be discontinued.

     THE COMBINATION AGREEMENT PROVIDES THAT IT IS A CONDITION TO THE OBLIGATIONS OF VERITAS DGC TO COMPLETE THE ARRANGEMENT THAT HOLDERS OF NOT MORE THAN 5% OF THE ISSUED AND OUTSTANDING ENERTEC COMMON SHARES EXERCISE THEIR RIGHT OF DISSENT AS DESCRIBED ABOVE.

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                     PROPOSED VERITAS DGC CHARTER AMENDMENT

BACKGROUND AND REASONS

     In August 1996, Digicon Inc. (now known as Veritas DGC) completed a combination with VESI. As part of that combination, Veritas DGC completed a recapitalization plan which resulted in the adoption of a Restated Certificate of Incorporation. Among other things, the Restated Certificate of Incorporation authorized 40,000,000 ordinary shares, consisting of one share of special voting stock (the "VESI Special Voting Stock"), with all other ordinary shares being designated as common stock, and 1,000,000 shares of preferred stock. The VESI Special Voting Stock was issued in connection with the combination to provide a mechanism for the holders of VESI Exchangeable Shares to vote as if the shares had been exchanged for Veritas DGC Common Stock.

     As a condition to the closing of the Combination Agreement, the Veritas DGC Restated Certificate of Incorporation must be amended to (a) designate a new series of special voting stock ("ERS Special Voting Stock") which will provide the mechanism for the holders of VESI Series 1 Exchangeable Shares to vote as if the shares had been exchanged for Veritas DGC Common Stock and (b) delete a restriction which prohibits the Veritas DGC board from designating a new series of ordinary shares, such as the ERS Special Voting Stock, without the unanimous approval of all outstanding ordinary shares.

AMENDMENTS

     Designation of ERS Special Voting Stock. The Charter Amendment provides for a new series of Veritas DGC ordinary shares designated "ERS Special Voting Stock." The designation of the series is set forth as follows:

        Section 4.B. ERS Special Voting Stock Designated. A series of ordinary shares, consisting of one such share, is hereby designated as "ERS Special Voting Stock" (hereinafter referred to as "ERS Special Voting Stock"). Each outstanding share of ERS Special Voting Stock shall be entitled at any relevant date to the number of votes determined in accordance with the "Plan of Arrangement" (as that term is defined in that certain "Combination Agreement" dated as of March 30, 1999 (hereinafter referred to as the "ERS Combination Agreement") by and between Veritas DGC, Veritas Energy Services Inc. and Enertec Resource Services Inc. ("ERS")) on all matters presented to the stockholders. No dividend or distribution of assets shall be paid to the holders of ERS Special Voting Stock. The ERS Special Voting Stock is not convertible into any other class or series of the capital stock of the Corporation or into cash, property or other rights, and may not be redeemed. Any shares of ERS Special Voting Stock purchased or otherwise acquired by the Corporation shall be deemed retired and shall be canceled and may not thereafter be reissued or otherwise disposed of by the Corporation. So long as any "ERS Exchangeable Shares" (i.e., "Series 1 Exchangeable Shares," as that term is defined in the ERS Combination Agreement) shall be outstanding, the number of shares comprising the ERS Special Voting Stock shall not be increased or decreased and no other term of the ERS Special Voting Stock shall be amended, except upon the unanimous approval of all outstanding ordinary shares.

     The one share of ERS Special Voting Stock will be deposited with the Trustee pursuant to the Voting and Exchange Trust Agreement. The Trustee will have the right to vote the Series 1 Exchangeable Shares pursuant to that agreement. See, "The Companies After the Transaction -- Voting and Exchange Trust Agreement."

     Deletion of Restriction on Designation of Additional Series of Ordinary Shares. The Charter Amendment also provides for the deletion of Section 3(c) of the Veritas DGC Restated Certificate of Incorporation, which is set forth below:

        no series of ordinary shares (except for such series as are herein designated and except for any increase in the number of shares constituting such a series) shall be designated by resolution of the Board of Directors except upon the unanimous approval of all outstanding ordinary shares.
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

     This provision effectively restricts the Veritas DGC board from completing a transaction such as contemplated by the Combination Agreement without seeking approval of the holders of Veritas DGC Common Stock, even in the absence of any requirement to do so by the DGCL, the SEC or any stock exchange. By eliminating this restriction, Veritas DGC will be able to complete transactions, similar to that proposed by the Combination Agreement, without seeking approval of the holders of Veritas DGC Common Stock. This will result in additional flexibility for Veritas DGC to complete similar "exchangeable share" transactions, in the absence of legal or regulatory requirements, on an expeditious basis and to benefit from significant cost savings by eliminating the need to seek stockholder approval. Except for the Arrangement, Veritas DGC does not have any pending or proposed transactions of the type which would require stockholder approval under the restriction which is proposed to be deleted.

     The Charter Amendment also contains amendments to provisions to reflect definitional changes required by the other amendments.

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                                 LEGAL MATTERS

     Certain legal matters in connection with the Transaction will be passed upon by Bennett Jones, Calgary, Alberta and Porter & Hedges, L.L.P., Houston, Texas, on behalf of Veritas DGC and VESI, and by Fraser Milner, Calgary, Alberta and Mayor, Day, Caldwell & Keeton, L.L.P., Houston, Texas on behalf of Enertec.

                      WHERE YOU CAN FIND MORE INFORMATION

     Veritas DGC files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that Veritas DGC files at the SEC's public reference rooms in Washington, D.C., New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Veritas DGC public filings are also available to the public from commercial document retrieval services and at the Internet World Wide Web site maintained by the SEC at "http://www.sec.gov." Reports, proxy statements and other information concerning Veritas DGC also may be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.


     You should rely only on the information contained in this Joint Proxy Statement to vote your shares at the meetings. The companies have not authorized anyone to provide you with information that is different from what is contained
in this Joint Proxy Statement. This Joint Proxy Statement is dated August   ,
1999. You should not assume that the information contained in the Joint Proxy Statement is accurate as of any date other than that date.


                                          By Order of the Board of Directors

                                          LARRY L. WORDEN
                                          Secretary

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

                         APPROVAL OF PROXY STATEMENT BY
                          VERITAS ENERGY SERVICES INC.
                               BOARD OF DIRECTORS
                                AND CERTIFICATE

     The contents of this joint information circular and proxy statement and the sending thereof to the Exchangeable Shareholders of Veritas Energy Services Inc. has been approved by the board of directors of Veritas Energy Services Inc.

     The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

               DAVID B. ROBSON                             RENE M.J. VANDENBRAND
    President and Chief Executive Officer                 Chief Financial Officer


August   , 1999

Calgary, Alberta

                         APPROVAL OF PROXY STATEMENT BY
                         ENERTEC RESOURCE SERVICES INC.
                               BOARD OF DIRECTORS
                                AND CERTIFICATE

     The contents of this joint information circular and proxy statement and the sending thereof to the shareholders and optionholders of Enertec have been approved by the board of directors of Enertec Resource Services Inc.

     The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

               MURRAY A. OLSON                                 PETER H. RYDER
                President and                             Vice-President, Finance
           Chief Executive Officer                      and Chief Financial Officer


August   , 1999

Calgary, Alberta

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
VERITAS DGC INC. AND SUBSIDIARIES
Report of Independent Accountants...........................   F-2
Independent Auditors' Report (October 10, 1996).............   F-3
Independent Auditors' Report (September 20, 1996)...........   F-4
Consolidated Statements of Income for the years ended July
  31, 1996, 1997, 1998 and (unaudited) for the six months
  ended April 30, 1998 and 1999.............................   F-5
Consolidated Balance Sheets as of July 31, 1997 and 1998 and
  (unaudited) April 30, 1999................................   F-6
Consolidated Statements of Cash Flows for the years ended
  July 31, 1996, 1997 and 1998 and (unaudited) for the six
  months ended April 30, 1998 and 1999......................   F-7
Supplementary Schedules to Consolidated Statements of Cash
  Flows for the years ended July 31, 1996, 1997 and 1998 and
  (unaudited) for the six months ended April 30, 1998 and
  1999......................................................   F-8
Consolidated Statements of Changes in Stockholders' Equity
  for the years ended July 31, 1996, 1997 and 1998 and
  (unaudited) for the six months ended April 30, 1999.......   F-9
Notes to Consolidated Financial Statements..................  F-11
ENERTEC RESOURCE SERVICES INC.
Auditors' Report (November 25, 1998)........................  F-35
Consolidated Balance Sheets as of September 30, 1997 and
  1998 and (unaudited) April 30, 1999.......................  F-36
Consolidated Statements of Operations and Retained Earnings
  for the years ended September 30, 1996, 1997 and 1998 and
  (unaudited) for the four months ended April 30, 1998 and
  1999......................................................  F-37
Consolidated Statements of Changes in Financial Position for
  the years ended September 30, 1996, 1997 and 1998 and for
  the four months ended April 30, 1998 and 1999.............  F-38
Notes to Consolidated Financial Statements..................  F-39

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Veritas DGC Inc.

     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of changes in stockholders' equity and of cash flows present fairly, in all material respects, the financial position of Veritas DGC Inc. and its subsidiaries at July 31, 1998 and 1997 and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
October 1, 1998

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Veritas DGC Inc.

     We have audited the consolidated statements of income, cash flows and changes in stockholders' equity of Veritas DGC Inc. and subsidiaries for the year ended July 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audit. The consolidated financial statements give retroactive effect to the merger of Digicon Inc. and Veritas Energy Services Inc., which has been accounted for as a pooling of interests as described in Note 2 to the consolidated financial statements. We did not audit the consolidated statements of income, cash flows and changes in stockholders' equity of Veritas Energy Services Inc. for the year ended October 31, 1995 or for the twelve months ended July 31, 1996, which statements reflect total revenues of $109,996,000 for the year ended October 31, 1995 and $118,591,000 for the twelve months ended July 31, 1996. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Veritas Energy Services Inc. for 1995 and 1996, is based solely on the report of such other auditors.

     We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the report of the other auditors provide a reasonable basis for our opinion.

     In our opinion, based on our audit and the report of the other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the results of operations of Veritas DGC Inc. and subsidiaries and its cash flows for the year ended July 31, 1996 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Houston, Texas
October 10, 1996

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Veritas Energy Services Inc.

     We have audited the consolidated statements of income, retained earnings and changes in financial position of Veritas Energy Services Inc. for the nine months ended July 31, 1996 and for the year ended October 31, 1995 (not presented separately herein). These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

     In our opinion, these consolidated financial statements present fairly, in all material respects, the results of operations of the Company and the changes in its financial position for the nine months ended July 31, 1996 and for the year ended October 31, 1995 in accordance with Canadian generally accepted accounting principles.

PRICE WATERHOUSE
Chartered Accountants

Calgary, Alberta
September 20, 1996

                       VERITAS DGC INC. AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
              (In thousands of dollars, except per share amounts)

                                                                                                    (UNAUDITED)
                                                                                                   FOR THE NINE
                                                                                                      MONTHS
                                                                FOR THE YEARS ENDED JULY 31,      ENDED APRIL 30,
                                                               ------------------------------   -------------------
                                                                 1996       1997       1998       1998       1999
                                                               --------   --------   --------   --------   --------
REVENUES....................................................   $250,596   $362,715   $528,959   $388,565   $323,061
COSTS AND EXPENSES:
Cost of services............................................    198,711    271,656    346,896    249,438    223,156
Write-off/write-down for impairment of assets...............      3,628
Depreciation and amortization...............................     26,921     40,631     56,121     39,849     51,999
Selling, general and administrative.........................      7,255     11,408     18,758     14,198     13,582
Other (income) expense:
  Interest..................................................      5,466      7,484      7,318      6,061      9,156
  Merger related costs......................................      3,666        597
  Other.....................................................        546        630       (338)    (2,047)    (3,899)
                                                               --------   --------   --------   --------   --------
    Total costs and expenses................................    246,193    332,406    428,755    307,499    293,994
                                                               --------   --------   --------   --------   --------
Income before provision for income taxes and equity in
  (earnings) loss of 50% or less-owned companies and joint
  ventures..................................................      4,403     30,309    100,204     81,066     29,067
Provision for income taxes..................................      2,009      6,062     34,218     27,209      9,231
Equity in (earnings) loss of 50% or less-owned companies and
  joint ventures............................................      1,113       (878)      (972)    (1,201)       273
                                                               --------   --------   --------   --------   --------
NET INCOME..................................................   $  1,281   $ 25,125   $ 66,958   $ 55,058   $ 19,563
                                                               ========   ========   ========   ========   ========
PER SHARE:
Earnings per common share...................................   $   0.07   $   1.33   $   2.96   $   2.44   $    .86
                                                               ========   ========   ========   ========   ========
Weighted average common shares..............................     17,882     18,898     22,594     22,535     22,721
                                                               ========   ========   ========   ========   ========
Earnings per common share -- assuming dilution..............   $   0.07   $   1.30   $   2.87   $   2.37   $    .85
                                                               ========   ========   ========   ========   ========
Weighted average common shares -- assuming dilution.........     18,095     19,364     23,315     23,273     22,923
                                                               ========   ========   ========   ========   ========

                 See Notes to Consolidated Financial Statements

                       VERITAS DGC INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                  (In thousands of dollars, except par value)

                                                                   JULY 31,         (UNAUDITED)
                                                              -------------------    APRIL 30,
                                                                1997       1998        1999
                                                              --------   --------   -----------
                                            ASSETS
Current assets:
  Cash and cash equivalents.................................  $ 71,177   $ 40,089    $ 77,862
  Restricted cash investments...............................       550        186         294
  Accounts and notes receivable (net of allowance for
    doubtful accounts:
    1997, $646; 1998, $1,248; April 1999, $2,681)...........   120,946    151,820     119,548
  Materials and supplies inventory..........................     2,333      4,106       4,000
  Prepayments and other.....................................    10,429     16,290       9,693
  Investments available for sale............................                            3,092
                                                              --------   --------    --------
      Total current assets..................................   205,435    212,491     214,489
Property and equipment:
  Seismic equipment.........................................   156,264    206,449     207,424
  Data processing equipment.................................    54,516     72,925      78,716
  Seismic ship..............................................                7,534       7,539
  Land......................................................                            6,637
  Leasehold improvements and other..........................    29,978     39,116      54,208
                                                              --------   --------    --------
      Total.................................................   240,758    326,024     354,524
    Less accumulated depreciation...........................   108,004    151,104     192,804
                                                              --------   --------    --------
      Property and equipment -- net.........................   132,754    174,920     161,720
Multi-client data library...................................    20,904     51,143     119,200
Investment in and advances to joint ventures................     2,908      2,943       1,487
Goodwill (net of accumulated amortization: 1997, $2,725;
  1998, $3,233; April 30, 1999, $3,635).....................     3,163      2,655       2,253
Deferred tax asset..........................................    10,213     19,157      10,022
Long term notes receivable (net of allowance: $1,000).......                            3,696
Other assets................................................     9,712     15,181      18,506
                                                              --------   --------    --------
      Total.................................................  $385,089   $478,490    $531,373
                                                              ========   ========    ========
                             LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current maturities of long-term debt......................  $    383   $    289    $    255
  Accounts payable -- trade.................................    39,007     42,493      28,505
  Accrued interest..........................................     2,188      2,234         744
  Other accrued liabilities.................................    38,669     50,753      52,046
  Income taxes payable......................................     3,486     10,682
                                                              --------   --------    --------
      Total current liabilities.............................    83,733    106,451      81,550
Non-current liabilities:
  Long-term debt -- less current maturities.................    75,588     75,272     135,074
  Other non-current liabilities.............................     4,467      5,071       5,293
                                                              --------   --------    --------
      Total non-current liabilities.........................    80,055     80,343     140,367
Commitments and contingent liabilities (See Note 8)
Stockholders' equity:
  Preferred stock, $.01 par value; authorized:1,000,000
    shares; none issued
  Common stock: $.01 par value; authorized 40,000,000
    shares; issued 19,982,040 and 21,278,653 and 21,434,299
    (excluding exchangeable shares of 2,367,071 and
    1,505,915 and 1,505,595) at July 31, 1997 and 1998 and
    April 30, 1999, respectively............................       200        213         214
  Additional paid-in capital................................   194,764    203,258     204,531
  Accumulated comprehensive income
    Accumulated earnings (from August 1, 1991 with respect
      to Digicon Inc.)......................................    27,400     94,358     113,921
    Cumulative foreign currency translation adjustment......    (1,063)    (3,660)     (5,087)
    Unrealized loss on investments available for sale.......                             (837)
  Less: Unearned compensation...............................                 (746)       (759)
  Less: Treasury stock, at cost; 50,000 shares at July 31,
    1998 and 149,028 shares at April 30, 1999...............               (1,727)     (2,527)
                                                              --------   --------    --------
    Total stockholders' equity..............................   221,301    291,696     309,456
                                                              --------   --------    --------
      Total.................................................  $385,089   $478,490    $531,373
                                                              ========   ========    ========

                 See Notes to Consolidated Financial Statements

                       VERITAS DGC INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                           (In thousands of dollars)


                                                                                                   (UNAUDITED)
                                                                                                  FOR THE NINE
                                                                   FOR THE YEARS ENDED            MONTHS ENDED
                                                                         JULY 31,                   APRIL 30,
                                                              ------------------------------   -------------------
                                                                1996       1997       1998       1998       1999
                                                              --------   --------   --------   --------   --------
Net income                                                    $  1,281   $ 25,125   $ 66,958   $ 55,058   $ 19,563
Non-cash items included in net income:
  Write-off/write-down for impairment of assets.............     3,628
  Depreciation and amortization.............................    26,921     40,631     56,121     39,849     51,999
  Amortization of deferred gain on sale/leaseback...........      (103)
  Loss on disposition of property and equipment.............       875      1,151      1,549        464        530
  Equity in (earnings) loss of 50% or less-owned companies
    and joint ventures......................................     1,113       (878)      (972)    (1,201)       273
  Write-down of multi-client data library to market.........     1,774      2,604        689        460      1,104
  Deferred taxes............................................                 (924)    (7,314)    (3,119)    10,154
  Other.....................................................        61                               62        318
Change in operating assets/liabilities:
  Accounts and notes receivable.............................    (9,466)   (55,499)   (30,874)   (22,574)    26,684
  Materials and supplies inventory..........................      (241)      (674)    (1,773)    (1,165)       106
  Prepayments and other.....................................    (1,807)    (2,230)    (5,861)    (6,896)     8,007
  Multi-client data library.................................       574      2,120    (30,928)   (14,233)   (67,955)
  Other.....................................................       851     (4,282)    (5,598)     1,111     (1,795)
  Accounts payable -- trade.................................       952     11,003      1,043      3,750    (19,204)
  Accrued interest..........................................       (96)     1,875         46     (1,803)    (1,490)
  Other accrued liabilities.................................       796     18,764     12,084     18,708        381
  Income taxes payable......................................      (227)     1,672      7,196      1,711    (11,737)
  Other non-current liabilities.............................    (1,541)     2,952        604      6,299        222
  Adjustment to conform fiscal year of Veritas Energy
    Services Inc............................................    (5,268)
                                                              --------   --------   --------   --------   --------
    Total cash provided by operating activities.............    20,077     43,410     62,970     76,481     17,160
FINANCING ACTIVITIES:
Payments of secured term loans..............................              (10,854)
Payments of long-term debt..................................   (11,437)   (24,976)      (410)      (339)      (232)
Borrowings from long-term debt..............................     1,500        781                           60,000
Net payments under credit agreements........................    (2,665)   (11,458)
Borrowings from senior notes................................               75,000
Debt issue costs............................................               (2,765)                          (1,882)
Net proceeds from sale of common stock......................     4,470     80,515      6,131      3,462      1,009
(Purchase) sale of treasury stock...........................     3,972                (1,727)               (2,859)
                                                              --------   --------   --------   --------   --------
    Total cash provided (used) by financing activities......    (4,160)   106,243      3,994      3,123     56,036
INVESTING ACTIVITIES:
(Increase) decrease in restricted cash investments..........       343       (223)       364        (21)      (108)
(Increase) decrease in investment in and advances to joint
  ventures..................................................    (2,372)      (567)       937        230      1,183
Purchase of Time Seismic Exchange Ltd., net of cash
  received..................................................                                                  (704)
Purchase of property and equipment..........................   (14,459)   (89,112)   (97,106)   (57,921)   (34,651)
Sale of property and equipment..............................       668      1,037        221         53        284
                                                              --------   --------   --------   --------   --------
  Total cash (used) by investing activities.................   (15,820)   (88,865)   (95,584)   (57,659)   (33,996)
Currency (gain) loss on foreign cash........................      (107)       317     (2,468)      (611)    (1,427)
                                                              --------   --------   --------   --------   --------
Change in cash and cash equivalents.........................       (10)    61,105    (31,088)    21,334     37,773
Beginning cash and cash equivalents balance.................    10,082     10,072     71,177     71,177     40,089
                                                              --------   --------   --------   --------   --------
Ending cash and cash equivalents balance....................  $ 10,072   $ 71,177   $ 40,089   $ 92,511   $ 77,862
                                                              ========   ========   ========   ========   ========


                 See Notes to Consolidated Financial Statements

                       VERITAS DGC INC. AND SUBSIDIARIES

        SUPPLEMENTARY SCHEDULES TO CONSOLIDATED STATEMENTS OF CASH FLOWS
                           (In thousands of dollars)

                                                                                      (UNAUDITED)
                                                                                  FOR THE NINE MONTHS
                                                  FOR THE YEARS ENDED JULY 31,      ENDED APRIL 30,
                                                 ------------------------------   -------------------
                                                   1996       1997       1998       1998       1999
                                                 --------   --------   --------   --------   --------
SCHEDULE OF NON-CASH INVESTING AND FINANCING
  ACTIVITIES:
Increase in property and equipment for:
  Accounts and notes receivable -- deferred
     credits utilized.........................   $   866    $          $          $          $
  Execution of equipment purchase
     obligations..............................    16,963      6,388
  Accounts payable -- trade...................       572        550      2,443      2,443      4,560
Utilization of net operating losses existing
  prior to the quasi-reorganization resulting
  in an increase (decrease) in:
  Deferred tax asset valuation allowance......               (9,867)    (1,630)    (4,762)    (1,019)
  Additional paid-in capital..................                9,867      1,630      4,762      1,019
Treasury stock issued for purchase of Time
  Seismic Exchange Ltd........................                                                   664
Treasury stock issued in lieu of cash for
  bonuses payable.............................                                                   974
Restricted stock issued for future services
  resulting in an increase additional paid in
  capital.....................................                                        594         42
Treasury stock issued for future services
  resulting in an increase (decrease) in:
  Additional paid in capital..................                                                  (144)
  Unearned compensation.......................                                                   289
Reclass accounts and notes receivable, net to
  long term notes receivable, net.............                                                 3,696
Reclass accounts and notes receivable to
  investments -- available for sale...........                                                 3,510
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
  INFORMATION:
Cash paid for:
  Interest --
     Senior notes.............................                3,496      6,513      3,656     10,026
     Equipment purchase obligations...........     1,878        673        113         37         30
     Secured term loans.......................       506        274
     Credit agreements........................     1,843        403         53
     Other....................................     1,286        656        603        277        590
  Income taxes................................     5,086      1,891     33,369      6,200      9,994

                 See Notes to Consolidated Financial Statements

                       VERITAS DGC INC. AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
             AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1999
               (In thousands of dollars, except number of shares)

                                                                                         ACCUMULATED
                                                                                          EARNINGS
                                   COMMON STOCK        TREASURY STOCK,                      (FROM                      CUMULATIVE
                                      ISSUED               AT COST                        AUGUST 1,                      FOREIGN
                                -------------------   ------------------   ADDITIONAL     1991 WITH                     CURRENCY
                                               PAR                          PAID-IN      RESPECT TO       UNEARNED     TRANSLATION
                                  SHARES      VALUE    SHARES    AMOUNT     CAPITAL     DIGICON INC.)   COMPENSATION   ADJUSTMENT
                                -----------   -----   --------   -------   ----------   -------------   ------------   -----------
BALANCE, JULY 31, 1995.......    11,134,939   $111    (858,497)  $(4,772)   $100,797      $  1,930         $  --         $   (66)
Treasury stock issued for
  cash, net of issue costs...                          858,497     4,772        (800)
Common stock issued for cash
  upon exercise of
  warrants...................        29,433                                      530
Common stock issued for cash
  under employee stock option
  plan.......................       181,497      2                             2,448
Common stock certificates
  cancelled..................       (11,517)
Registration and filing
  costs......................                                                    (30)
Exchangeable stock issued for
  cash under employee stock
  purchase plan -- Veritas
  Energy Services Inc........                                                     12
Exchangeable stock issued for
  cash under employee stock
  option plan -- Veritas
  Energy Services Inc........                                                  1,512
Cumulative foreign currency
  translation adjustment.....                                                                                               (868)
Net income...................                                                                1,281
Adjustment to conform fiscal
  year of Veritas Energy
  Services Inc...............                                                                 (936)
                                -----------   ----    --------   -------    --------      --------         -----         -------
BALANCE, JULY 31, 1996.......    11,334,352    113                           104,469         2,275                          (934)
Common stock issued for
  exchangeable stock.........     4,645,968     47                               (47)
Common stock issued for cash
  upon exercise of
  warrants...................       191,333      2                             1,029
Common stock issued for cash
  under employee stock option
  plan.......................       360,387      3                             3,121
Common stock issued for cash,
  net of issue costs.........     3,450,000     35                            76,416
Registration and filing
  costs......................                                                    (91)
Utilization of net operating
  loss carryforwards existing
  prior to
  quasi-reorganization.......                                                  9,867
Cumulative foreign currency
  translation adjustment.....                                                                                               (129)
Net income...................                                                               25,125
                                -----------   ----    --------   -------    --------      --------         -----         -------
BALANCE, JULY 31, 1997.......    19,982,040    200                           194,764        27,400                        (1,063)
Common stock issued for
  exchangeable stock.........       871,818      9                                (9)
Common stock issued for cash
  upon exercise of
  warrants...................        42,000                                      189
Common stock issued for cash
  under employee stock option
  plan.......................       326,731      3                             3,925
Common stock issued for
  services under restricted
  stock agreements...........         3,333                                      915                        (746)


                               UNREALIZED
                                GAIN/LOSS
                                   ON
                               INVESTMENTS
                               -----------
BALANCE, JULY 31, 1995.......     $  --
Treasury stock issued for
  cash, net of issue costs...
Common stock issued for cash
  upon exercise of
  warrants...................
Common stock issued for cash
  under employee stock option
  plan.......................
Common stock certificates
  cancelled..................
Registration and filing
  costs......................
Exchangeable stock issued for
  cash under employee stock
  purchase plan -- Veritas
  Energy Services Inc........
Exchangeable stock issued for
  cash under employee stock
  option plan -- Veritas
  Energy Services Inc........
Cumulative foreign currency
  translation adjustment.....
Net income...................
Adjustment to conform fiscal
  year of Veritas Energy
  Services Inc...............
                                  -----
BALANCE, JULY 31, 1996.......
Common stock issued for
  exchangeable stock.........
Common stock issued for cash
  upon exercise of
  warrants...................
Common stock issued for cash
  under employee stock option
  plan.......................
Common stock issued for cash,
  net of issue costs.........
Registration and filing
  costs......................
Utilization of net operating
  loss carryforwards existing
  prior to
  quasi-reorganization.......
Cumulative foreign currency
  translation adjustment.....
Net income...................
                                  -----
BALANCE, JULY 31, 1997.......
Common stock issued for
  exchangeable stock.........
Common stock issued for cash
  upon exercise of
  warrants...................
Common stock issued for cash
  under employee stock option
  plan.......................
Common stock issued for
  services under restricted
  stock agreements...........

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
             AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1999
               (In thousands of dollars, except number of shares)

                                                                                         ACCUMULATED
                                                                                          EARNINGS
                                   COMMON STOCK        TREASURY STOCK,                      (FROM                      CUMULATIVE
                                      ISSUED               AT COST                        AUGUST 1,                      FOREIGN
                                -------------------   ------------------   ADDITIONAL     1991 WITH                     CURRENCY
                                               PAR                          PAID-IN      RESPECT TO       UNEARNED     TRANSLATION
                                  SHARES      VALUE    SHARES    AMOUNT     CAPITAL     DIGICON INC.)   COMPENSATION   ADJUSTMENT
                                -----------   -----   --------   -------   ----------   -------------   ------------   -----------
Amortization of unearned
  compensation...............
Common stock issued for cash
  under employee stock
  purchase plan..............        52,731      1                             1,864
Common stock reacquired for
  cash, including fees.......                          (50,000)   (1,727)
Registration and filing
  costs......................                                                    (20)
Utilization of net operating
  loss carryforwards existing
  prior to
  quasi-reorganization.......                                                  1,630
Cumulative foreign currency
  transaction adjustment.....                                                                                             (2,597)
Net income...................                                                               66,958
                                -----------   ----    --------   -------    --------      --------         -----         -------
BALANCE, JULY 31, 1998.......    21,278,653    213     (50,000)   (1,727)    203,258        94,358          (746)         (3,660)
Unrealized loss on
  investments held for
  sale.......................
Common stock issued for cash
  under employee stock option
  plan.......................       116,732      1                             1,364
Common stock issued for
  services under restricted
  stock agreements/plan......        25,592                                       42                         (42)
Amortization of unearned
  compensation...............                                                                                316
Common stock reacquired for
  cash, including fees.......                         (249,000)   (3,917)
Treasury stock issued under
  employee bonus plan........                           80,272     1,626        (652)
Treasury stock issued in
  connection with Time
  Seismic Exchange Ltd.
  Acquisition................                           44,898     1,066        (402)
Common stock issued for
  exchangeable stock.........           200
Treasury stock issued for
  services under restricted
  stock agreements/plan......                           25,579       434        (144)                       (290)
Common stock issued for cash
  under exercise of
  options....................        13,122                                       49
Treasury stock returned under
  restricted stock
  agreements/plan............                             (777)       (9)          1                           3
Registration and filing
  costs......................                                                     (4)
Utilization of net operating
  loss carryforwards existing
  prior to
  quasi-reorganization.......                                                  1,019
Cumulative foreign currency
  transaction adjustment.....                                                                                             (1,427)
Net Income...................                                                               19,563
                                -----------   ----    --------   -------    --------      --------         -----         -------
BALANCE APRIL 30, 1999.......    21,434,299   $214    (149,028)  $(2,527)   $204,531      $113,921         $(759)        $(5,087)
                                ===========   ====    ========   =======    ========      ========         =====         =======


                               UNREALIZED
                                GAIN/LOSS
                                   ON
                               INVESTMENTS
                               -----------
Amortization of unearned
  compensation...............
Common stock issued for cash
  under employee stock
  purchase plan..............
Common stock reacquired for
  cash, including fees.......
Registration and filing
  costs......................
Utilization of net operating
  loss carryforwards existing
  prior to
  quasi-reorganization.......
Cumulative foreign currency
  transaction adjustment.....
Net income...................
                                  -----
BALANCE, JULY 31, 1998.......
Unrealized loss on
  investments held for
  sale.......................      (837)
Common stock issued for cash
  under employee stock option
  plan.......................
Common stock issued for
  services under restricted
  stock agreements/plan......
Amortization of unearned
  compensation...............
Common stock reacquired for
  cash, including fees.......
Treasury stock issued under
  employee bonus plan........
Treasury stock issued in
  connection with Time
  Seismic Exchange Ltd.
  Acquisition................
Common stock issued for
  exchangeable stock.........
Treasury stock issued for
  services under restricted
  stock agreements/plan......
Common stock issued for cash
  under exercise of
  options....................
Treasury stock returned under
  restricted stock
  agreements/plan............
Registration and filing
  costs......................
Utilization of net operating
  loss carryforwards existing
  prior to
  quasi-reorganization.......
Cumulative foreign currency
  transaction adjustment.....
Net Income...................
                                  -----
BALANCE APRIL 30, 1999.......     $(837)
                                  =====


                 See Notes to Consolidated Financial Statements

                       VERITAS DGC INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CONSOLIDATION

     Veritas DGC Inc. (the "Company") provides seismic data acquisition, data processing, multi-client data sales and exploration and development information services to the petroleum industry in selected markets worldwide. The accompanying consolidated financial statements include the accounts of Veritas DGC Inc., formerly Digicon Inc. ("Digicon"), and all majority-owned domestic and foreign subsidiaries. Investments in 50% or less-owned companies and joint ventures are accounted for on the equity method. All material intercompany balances and transactions have been eliminated. All financial information for all periods presented prior to the merger on August 30, 1996 between Digicon and Veritas Energy Services Inc. ("VES") includes the results of VES. (See Note 2.) The merger has been accounted for as a pooling of interests. Digicon effected a quasi-reorganization adjustment as of July 31, 1991 in which its accumulated deficit at July 31, 1991 of $139,751,000 was offset against additional paid-in capital.

INTERIM FINANCIAL INFORMATION

     The interim financial information for the nine month periods ended April 30, 1998 and 1999 are unaudited, but reflect all adjustments that, in the opinion of management, are necessary to provide a fair presentation of the financial position, results of operations and cash flows for the dates and periods covered. All such adjustments are of a normal recurring nature. Interim period results are not necessarily indicative of results of operations or cash flows for a full year period.

USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF PRIOR YEAR BALANCES

     Certain prior year balances have been reclassified for consistent presentation.

FAIR VALUE OF FINANCIAL INSTRUMENTS

     The Company's financial instruments include cash and short-term investments, restricted cash investments, accounts and notes receivable, accounts payable and debt. The fair market value of the $75.0 million senior notes included in long-term debt and $2.2 million of related accrued interest is $78.5 million based on the present value of total payments due at the high yield corporate bond rate at July 31, 1998. The carrying value is a reasonable estimate of fair value for all other instruments.

NEW ACCOUNTING PRONOUNCEMENTS NOT YET ADOPTED

     In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." This statement requires disclosure in both annual and interim reporting of the reporting period's comprehensive income (changes in equity from non-owner sources), net of the related tax effect, on the face of the consolidated statement of income, consolidated statement of changes in stockholders' equity or in a separate statement of comprehensive income and the accumulated balance of other comprehensive income (comprehensive income excluding net income) as a

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

separate component in the stockholders' equity section of the consolidated balance sheet. Classifications included in the accumulated balance are disclosed on the face of the consolidated balance sheet or statement of changes in stockholders' equity or in notes to the consolidated financial statements. The Company's sources of comprehensive income include net income and cumulative foreign currency translation adjustments. The Company will be required to implement this statement in fiscal year 1999. Management has not completed its assessment of how it will present the required information.

     In June 1997, the FASB issued SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information," which will supersede SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise." It will require the Company to disclose certain financial information in both annual and interim reporting about "operating segments" which are components of a company that are evaluated regularly by management in deciding how to allocate its resources and in assessing its performance. It also requires disclosure about the countries from which the Company derives its revenues and in which it employs its long-lived assets. Major customers will continue to be disclosed. The Company will be required to implement this statement in fiscal year 1999. Management has not completed its assessment of how the adoption of this statement will affect its existing segment disclosures.

     In February 1998, the FASB issued SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which will supersede the disclosure requirements of SFAS No. 87, "Employers' Accounting for Pensions," SFAS No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits," and SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." This statement addresses disclosures only and will require the Company to provide a reconciliation of the beginning and ending balances of the benefit obligation and the fair value of plan assets in addition to disclosures already presented. The Company will be required to implement this statement during the fourth quarter of fiscal year 1999.

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This standard requires companies to record derivative financial instruments on the balance sheet as assets or liabilities, as appropriate, at fair value. Gains or losses resulting from changes in the fair values of those derivatives are accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. The Company will be required to implement this statement in fiscal year 2000. The Company believes that the implementation of this standard will not have a material adverse effect on the Company's consolidated financial position, results of operations or liquidity.

TRANSLATION OF FOREIGN CURRENCIES

     The Company has determined that the United States ("U.S.") dollar is its primary functional currency and, accordingly, most foreign entities translate property and equipment (and related depreciation) and inventories into U.S. dollars at the exchange rate in effect at the time of their acquisition while other assets and liabilities are translated at year-end rates. Operating results (other than depreciation) are translated at the average rates of exchange prevailing during the year. The remaining foreign entities use the Canadian dollar as their functional currency and translate all assets and liabilities at year-end exchange rates and operating results at average exchange rates prevailing during the year. Adjustments resulting from the translation of assets and liabilities are recorded in the cumulative foreign currency translation adjustment account in stockholders' equity. Remeasurement gains and losses are included in the determination of net income and are reflected in other costs and expenses. (See Note 13.)

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

CASH EQUIVALENTS

     For purposes of the Consolidated Statements of Cash Flows, the Company has defined "cash equivalents" as items readily convertible into known amounts of cash with original maturities of three months or less.

RESTRICTED CASH INVESTMENTS

     Restricted cash investments in the amounts of $550,000 and $186,000 at July 31, 1997 and 1998, respectively, were pledged as collateral on certain bank guarantees related to contracts entered into in the normal course of business.

ACCOUNTS RECEIVABLE

     Included in accounts and notes receivable at July 31, 1997 and 1998 are unbilled amounts of approximately $17,308,000 and $43,058,000, respectively. Such amounts are either not billable to the customer at July 31 in accordance with the provisions of the contract and generally will be billed in one to four months or are currently billable and will be invoiced in the next monthly statement cycle.

INVENTORIES

     Inventories of materials and supplies are stated at the lower of average cost or market.

PROPERTY AND EQUIPMENT

     Property and equipment are recorded at cost. Depreciation is computed using the straight-line method based on estimated useful lives as follows:

                                                                   ESTIMATED
                                                                  USEFUL LIFE
                                                                  -----------
    Seismic equipment...........................................      3-5
    Data processing equipment...................................        3
    Seismic ship................................................        5
    Leasehold improvements and other............................     3-10

     Expenditures for routine repairs and maintenance are charged to expense as incurred; expenditures for additions and improvements, including capitalized interest, are capitalized and depreciated over the estimated useful life of the related asset. The net gain or loss on property and equipment disposed of is included in other costs and expenses. (See Note 13.)

     In fiscal 1996, the Company recognized impairment of assets in the amount of $3,628,000 or $.20 per common share and per common share -- assuming dilution. (See Note 12.)

MULTI-CLIENT DATA LIBRARY

     The Company collects and processes certain seismic data for its own account to which it retains all ownership rights and which it resells to clients on a non-transferable, non-exclusive basis. The Company may obtain precommitted sales contracts to help fund the cash requirements of these surveys which generally last from five to seven months. The Company capitalizes associated costs using an estimated sales method. Under that method the amount capitalized equals actual costs incurred less costs attributed to the precommitted sales contracts based on the percentage of total estimated costs to total estimated sales multiplied by actual sales. The capitalized cost of multi-client data library is likewise charged to operations in the period subsequent sales occur

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

based on the percentage of total estimated costs to total estimated sales multiplied by actual sales. Beginning in fiscal 1997, the Company changed the estimated life of its multi-client data library so that any costs remaining 24 months after completion of a survey are charged to operations over a period not to exceed 24 months. The Company periodically reviews the carrying value of the multi-client data library to assess whether there has been a permanent impairment of value and records losses when the total estimated costs exceed total estimated sales or when it is determined that estimated sales would not be sufficient to cover the carrying value of the asset.

GOODWILL

     The Company records the purchase price of businesses or joint venture interests in excess of the fair value of net assets acquired as goodwill which is amortized using the straight-line method over a period of 10 to 20 years which approximates the period benefits are expected to be derived. The Company periodically reviews the carrying value of goodwill in relation to the current and expected operating results of the businesses or joint ventures in order to assess whether there has been a permanent impairment of such amounts.

MOBILIZATION COST

     Transportation and make-ready expenses of seismic operations incurred prior to commencement of business in an area, that would not have been incurred otherwise, are deferred and amortized over the lesser of the term of the related contract or backlog of contracts in that area or one year. Amounts applicable to operations for the Company's own account are included in the cost of the multi-client data library. There were no unamortized mobilization costs at July 31, 1997. Unamortized mobilization costs are shown as other assets and totaled $818,000 at July 31, 1998.

LEASES

     Operating leases include those for office space, specialized seismic equipment rented for short periods of time, and the Company's seismic ships which generally are chartered on a short-term basis.

REVENUES

     Revenues from data acquisition and data processing services are recognized on the percentage-of-completion method measured by the amount of data collected or processed to the total amount of data to be collected or processed or by time incurred to total time expected to be incurred. Sales from the licensing of multi-client data surveys are recognized upon delivery of such data based upon agreed rates set forth in the contract.

RESEARCH AND DEVELOPMENT

     Research and development costs are charged to expense when incurred. Research and development costs for the years ended July 31, 1996, 1997 and 1998 were $3,193,000, $3,725,000 and $6,196,000, respectively.

STOCK-BASED COMPENSATION

     The Company maintains stock-based compensation plans that are accounted for using the intrinsic value based method allowed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related Interpretations. Under that method, compensation expense is recorded in the accompanying consolidated financial statements when the quoted market price of stock at the grant date or other measurement date exceeds the amount an employee must pay to acquire the stock. As required by SFAS No. 123, "Accounting for Stock-Based Compensation," the effect on net income and earnings per share of compensation

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

expense that would have been recorded using the fair value based method is reported through disclosure. (See Note 9.)

EARNINGS PER SHARE

     All per share amounts contained herein have been restated in accordance with SFAS No. 128, "Earnings per Share," which became effective for interim and annual reporting periods ending after December 15, 1997. This statement requires the computation of earnings per share based upon weighted average common shares outstanding and earnings per share -- assuming dilution based upon weighted average common shares outstanding and additional common shares, utilizing the treasury stock method and average market prices, that would have been outstanding if dilutive potential common shares had been issued. (See Note 14.)

2.   BUSINESS COMBINATION

     On August 30, 1996, Digicon and VES consummated a business combination (the "Combination"). VES became a wholly owned subsidiary of Digicon and Digicon changed its name to Veritas DGC Inc. As a result of the Combination, each share of VES no par value common shares outstanding was converted into the right to receive VES no par value exchangeable stock (the "Exchangeable Stock") at an exchange ratio of 0.8 of a share of Exchangeable Stock per VES common share. All of the holders of VES common shares, except for those shareholders who perfected and properly exercised their right to dissent from the Combination and received fair value of their shares in cash, became holders of Exchangeable Stock and accordingly, 7,023,701 shares of Exchangeable Stock were issued. The aggregate stated capital of the Exchangeable Stock is equal to the aggregate stated capital immediately prior to the Combination of the VES common shares that were exchanged or approximately $30.0 million. The Exchangeable Stock is convertible, at the discretion of the stockholder, on a one-for-one basis into shares of the Company's $0.01 par value common stock and their holders have rights identical to the holders of the Company's common stock. Options to purchase shares of VES common stock ("VES Option") were converted into options to purchase shares of the Company's common stock at an exchange ratio of 0.8 of an option in the Company's common stock per VES Option. (See Note 9.) The VES articles of amalgamation were amended to reduce the number of authorized VES common shares to one which is held by the Company.

     The Combination has been accounted for as a pooling of interests and, accordingly, the accompanying consolidated financial statements have been prepared on a basis that includes the accounts of Digicon and VES. Information concerning common stock and per share data has been restated on an equivalent share basis. As a result of the differing year ends of Digicon and VES, results of operations for dissimilar year ends have been combined. Digicon's results of operations for the year ended July 31, 1995 have been combined with VES' results of operations for the year ended October 31, 1995. To conform year ends, Digicon's results of operations for the year ended July 31, 1996 have been combined with VES' results of operations for the twelve months ended July 31, 1996 and, accordingly, VES' operating results for the period August 1, 1995 through October 31, 1995 are included in the years ended July 31, 1995 and July 31, 1996. An adjustment in an amount equal to the results of operations for this three-month period is included in the consolidated statements of changes in stockholders' equity. VES' revenues, net income, and earnings per share and earnings per share -- assuming dilution were $22,150,000, $936,000 and $0.05, respectively, for the period August 1, 1995 through October 31, 1995.

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

     Presented below is the effect of the pooling of interests on previously reported results of operations for the year ended July 31, 1996. Amounts related to VES have been converted into the Company's reporting currency, U.S. dollars, using weighted average exchange rates prevailing during the period and reflect adjustments for differences between U.S. and Canadian generally accepted accounting principles ("GAAP") and reclassifications to conform financial statement presentation. Canadian to U.S. GAAP adjustments include adjustments to
(i) write off foreign exchange losses on borrowings which are deferred and amortized over the period of the debt, decreasing net income by approximately $173,000 and (ii) reverse the effect of a prior period adjustment, increasing net income by approximately $102,000. Reclassification of $28,842,000 has been made to net amounts billed to customers for reimbursable costs against VES' revenues.

                                                          FOR THE YEAR ENDED
                                                             JULY 31, 1996
                                                         ---------------------
                                                         REVENUES   NET INCOME
                                                         --------   ----------
                                                           (IN THOUSANDS OF
                                                               DOLLARS)
    Digicon...........................................   $160,847     $  385
    VES...............................................    118,591        967
    Reclassifications.................................    (28,842)
    Adjustments.......................................                   (71)
                                                         --------     ------
      Total...........................................   $250,596     $1,281
                                                         ========     ======

     The Company's earnings per share and earnings per share -- assuming dilution as previously reported was $0.03 and its earnings per share and earnings per share -- assuming dilution as restated is $0.07.

     There were no material adjustments to the net assets of VES as a result of adopting the same accounting principles as the Company.

     During the year ended July 31, 1996 and 1997, the Company incurred and expensed $3,666,000 and $597,000, respectively, of costs associated with the Combination. These costs consist primarily of professional fees and include $150,000 payable to a stockholder who was the former Chairman of the Board of Directors for consulting services rendered in conjunction with the Combination.

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

3.   INVESTMENT IN INDONESIAN JOINT VENTURE

     Summarized financial information for the Company's 80% owned Indonesian joint venture (P.T. Digicon Mega Pratama) which is accounted for under the equity method due to provisions in the joint venture agreement that give minority shareholders the right to exercise control is as follows:

                                                                   JULY 31,
                                                              -------------------   APRIL 30,
                                                                1997       1998       1999
                                                              --------   --------   ---------
                                                                 (IN THOUSANDS OF DOLLARS)
Current assets..............................................  $  3,697   $  2,740   $  1,981
Property and equipment, net.................................        60        613        397
Multi-client data library...................................       228
                                                              --------   --------   --------
     Total assets...........................................  $  3,985   $  3,353   $  2,378
                                                              ========   ========   ========
Current liabilities.........................................  $  1,077   $    410   $    891
Advances from affiliates....................................    14,784     13,847     12,664
Stockholders' deficit:
  Common stock..............................................     2,576      2,576      2,576
  Accumulated deficit.......................................   (14,452)   (13,480)   (13,753)
                                                              --------   --------   --------
     Total stockholders' deficit............................   (11,876)   (10,904)   (11,177)
                                                              --------   --------   --------
     Total liabilities and stockholders' deficit............  $  3,985   $  3,353   $  2,378
                                                              ========   ========   ========

                                                                                          FOR THE NINE
                                                                                          MONTHS ENDED
                                                         FOR THE YEARS ENDED JULY 31,       APRIL 30,
                                                        ------------------------------   ---------------
                                                          1996       1997       1998      1998     1999
                                                        --------   --------   --------   ------   ------
                                                                   (IN THOUSANDS OF DOLLARS)
Revenues..............................................   $2,927     $7,240     $3,346    $2,967   $1,907
Cost and expenses:
  Cost of services....................................    3,429      6,424      2,378     1,855    1,834
  Depreciation and amortization.......................                            316       219      254
  Other (income) expense..............................      (15)       (62)      (320)     (308)      92
                                                         ------     ------     ------    ------   ------
     Total............................................    3,414      6,362      2,374     1,766    2,180
                                                         ------     ------     ------    ------   ------
Income (loss) before provision for income taxes.......     (487)       878        972     1,201     (273)
Provision for income taxes............................      166
                                                         ------     ------     ------    ------   ------
Net income (loss).....................................   $ (653)    $  878     $  972    $1,201   $ (273)
                                                         ======     ======     ======    ======   ======

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

4.   LONG-TERM DEBT

     The Company's long-term debt is as follows:

                                                                  JULY 31,
                                                              -----------------    APRIL 30,
                                                               1997      1998        1999
                                                              -------   -------   -----------
                                                                 (IN THOUSANDS OF DOLLARS)
Senior notes due October 2003, at 9 3/4%....................  $75,000   $75,000    $135,000
Equipment purchase obligations maturing through September
  2000, at a weighted average rate of 9.29% at July 31, 1998
  and January 31, 1999......................................      971       561         329
                                                              -------   -------    --------
     Total..................................................   75,971    75,561     135,329
Less current maturities.....................................      383       289         255
                                                              -------   -------    --------
     Due after one year                                       $75,588   $75,272    $135,074
                                                              =======   =======    ========

     The senior notes are due in October 2003 with interest payable semi-annually at 9 3/4%. The senior notes are unsecured and are effectively subordinated to secured debt of the Company with respect to the assets securing such debt and to all debt of its subsidiaries whether secured or unsecured. The indenture relating to the senior notes contains certain covenants which limit the Company's ability to, among other things, incur additional debt, pay dividends and complete mergers, acquisitions and sales of assets. Upon a change in control of the Company, as defined in the indenture, the holders of the senior notes have the right to require the Company to purchase all or a portion of such holder's senior note at a price equal to 101% of the aggregate principal amount. The Company has the right to redeem the senior notes, in whole or part, on or after October 15, 2000. Under certain conditions, the Company may redeem up to $20.0 million in aggregate principal amount of the senior notes prior to October 15, 1999.

     In October 1998, the Company issued an additional $60.0 million of senior notes at 9 3/4% due in October 2003. In connection with the issuance of the senior notes, the amount the Company may redeem in aggregate principal amount prior to October 15, 1999 increased to $35.0 million.

     The Company maintained a revolving credit agreement which matured in July 1998 with a commercial bank that provided advances up to $25.0 million of which $20.0 million were secured by substantially all of the receivables of the Company. Advances bore interest, at the Company's election, at LIBOR plus two percent or prime rate and were defined by a borrowing formula. In July 1998, the Company obtained a new revolving credit agreement due July 2001 with commercial lenders to provide advances up to $50.0 million. Advances are limited by an unsecured borrowing base and bear interest, at the Company's election, at LIBOR or prime rate (8 1/2% at July 31, 1998 and 7 3/4% at January 31, 1999) plus a margin based on certain ratios maintained by the Company. Covenants in the agreement limit, among other things, the Company's right to take certain actions, including creating indebtedness. In addition, the agreement requires the Company to maintain certain financial ratios. No advances were outstanding at July 31, 1997 and 1998 and April 30, 1999 under the credit agreements.

     The Company's equipment purchase obligations represent installment loans and capitalized lease obligations primarily related to computer and seismic equipment.

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

     Annual maturities of long-term debt for the next five years are as follows:

                                                                     ANNUAL
    FISCAL YEAR                                                    MATURITIES
    -----------                                                   -------------
                                                                  (IN THOUSANDS
                                                                  OF DOLLARS)
    1999........................................................     $   289
    2000........................................................         240
    2001........................................................          32
    2004........................................................      75,000
                                                                     -------
      Total.....................................................     $75,561
                                                                     =======

     No interest was capitalized during the years ended July 31, 1996 and 1997. During the year ended July 31, 1998, the Company incurred interest costs of $8,118,000. The Company capitalized $800,000 of this amount as a cost of leasehold improvements to a chartered vessel.

5.   OTHER ACCRUED LIABILITIES

     Other accrued liabilities include:

                                                                   JULY 31,
                                                               -----------------    APRIL 30,
                                                                1997      1998        1999
                                                               -------   -------   -----------
                                                                  (IN THOUSANDS OF DOLLARS)
Accrued payroll and benefits................................   $ 8,313   $12,216     $ 7,564
Deferred revenues...........................................   $14,263   $19,196     $20,236

INCOME TAXES

     Pretax income was taxed under the following jurisdictions:

                                                                FOR THE YEARS ENDED JULY 31,
                                                               ------------------------------
                                                                 1996       1997       1998
                                                               --------   --------   --------
                                                                 (IN THOUSANDS OF DOLLARS)
U.S.........................................................   $  9,457   $ 21,098   $ 90,690
Foreign.....................................................     (5,054)     9,211      9,514
                                                               --------   --------   --------
  Total.....................................................   $  4,403   $ 30,309   $100,204
                                                               ========   ========   ========

     The provision for income taxes consists of the following:

                                                                FOR THE YEARS ENDED JULY 31,
                                                               ------------------------------
                                                                 1996       1997       1998
                                                               --------   --------   --------
                                                                 (IN THOUSANDS OF DOLLARS)
Current - U.S...............................................   $   192    $ 3,352    $36,616
Deferred - U.S..............................................       395     (2,940)    (5,469)
Current - Foreign...........................................     2,555      3,634      4,952
Deferred - Foreign..........................................    (1,133)     2,016     (1,881)
                                                               -------    -------    -------
  Total.....................................................   $ 2,009    $ 6,062    $34,218
                                                               =======    =======    =======

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

     A reconciliation of income tax expense computed at the U.S. statutory rate to the provision reported in the consolidated statements of income is as follows:

                                                                FOR THE YEARS ENDED JULY 31,
                                                               ------------------------------
                                                                 1996       1997       1998
                                                               --------   --------   --------
                                                                 (IN THOUSANDS OF DOLLARS)
Income tax at the statutory rate............................   $ 1,541    $10,608    $35,071
Increase (reduction) in taxes resulting from:
  Foreign earnings taxed at other than the U.S. statutory
     rate...................................................      (131)     1,806     (1,349)
  Write-off of investment...................................    (4,734)    (6,300)
  Contingency...............................................                2,327      1,036
  Foreign losses with no tax recovery.......................     4,985
  Foreign tax credit........................................                          (3,465)
  U.S. tax on Subpart F income and dividends................                           1,685
  Employee Nonqualified Stock Option Plan deduction.........                          (1,375)
  U.S. tax on branch operations.............................                  501      2,567
  Prior year tax return to tax provision reconciliation.....               (3,826)    (1,708)
  Other.....................................................       348        946      1,756
                                                               -------    -------    -------
     Total..................................................   $ 2,009    $ 6,062    $34,218
                                                               =======    =======    =======

     Deferred taxes result from the effect of transactions that are recognized in different periods for financial and tax reporting purposes. The primary components of the Company's deferred tax assets and liabilities are as follows:

                                                                    JULY 31,
                                                               -------------------
                                                                 1997       1998
                                                               --------   --------
                                                                (IN THOUSANDS OF
                                                                    DOLLARS)
Deferred tax assets:
  Difference between book and tax basis of property and
     equipment..............................................   $  1,713   $  4,067
  Difference between book and tax basis of multi-client data
     library................................................     13,871     20,402
  Net operating loss carryforwards..........................     37,539     36,111
  Tax credit carryforwards..................................      1,629        334
  Other.....................................................       (630)      (693)
                                                               --------   --------
     Total..................................................     54,122     60,221
Deferred tax liabilities....................................     (1,425)      (259)
                                                               --------   --------
Net deferred tax asset......................................     52,697     59,962
Valuation allowance.........................................    (42,484)   (40,805)
                                                               --------   --------
Net deferred tax asset......................................   $ 10,213   $ 19,157
                                                               ========   ========

     A valuation allowance is established when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The valuation allowance is then adjusted when the realization of deferred tax assets becomes more likely than not. Adjustments are also made to recognize the expiration of net operating loss and investment tax credit carryforwards, with equal and offsetting adjustments to the related deferred tax asset. Should the Company's income projections result in the conclusion that realization of additional deferred tax assets is more likely than not, further adjustments to the valuation allowance are made. Since the Company's quasi-reorganization with respect to Digicon on July 31, 1991 the tax benefits of net operating loss carryforwards

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

existing at the date of the quasi-reorganization have been recognized through a direct addition to paid-in capital, when realization is more likely than not. The net reduction of approximately $1,679,000 in the valuation allowance during the current period resulted primarily from recognition of the expected utilization of net operating loss carryforwards generated prior to the quasi-reorganization and the expiration of investment tax credits.

     As of July 31, 1998, the Company has U.S. net operating loss carryforwards of approximately $77,964,000 and investment tax credit carryforwards of approximately $334,000. Approximately $53,421,000 of net operating loss carryforwards and all of the investment tax credit carryforwards existed prior to the quasi-reorganization. The following schedule sets forth the expiration dates of the U.S. net operating loss and investment tax credit carryforwards:

                                                         U.S. NET      INVESTMENT
FISCAL YEAR                                           OPERATING LOSS   TAX CREDIT
-----------                                           --------------   ----------
                                                       (IN THOUSANDS OF DOLLARS)
1999...............................................      $ 2,209          $315
2000...............................................        9,406            19
2001...............................................       30,032
2003...............................................        4,222
2004...............................................        6,355
2005...............................................        1,198
2006...............................................        1,347
2007...............................................        2,505
2009...............................................        7,994
2010...............................................        2,710
2011...............................................        9,986
                                                         -------          ----
  Total............................................      $77,964          $334
                                                         =======          ====

     Internal Revenue Service regulations restrict the utilization of U.S. net operating loss carryforwards and other tax benefits (such as investment tax credits) for any company in which an "ownership change" (as defined in Section 382 of the Internal Revenue Code) has occurred. The Company has performed the required testing and has concluded that two "ownership changes" have occurred. The first occurred in connection with the issuance of common stock through a public offering made by the Company on January 6, 1992. The utilization of U.S. net operating loss carryforwards existing at the date of the first "ownership change" is limited to approximately $4,041,000 per year. The second "ownership change" occurred on August 30, 1996 as a result of the stock acquisition of Veritas Energy Services Inc. The utilization of U.S. net operating losses incurred between the first and second ownership changes is limited to approximately $8,875,000 per year, which includes the limitation of approximately $4,041,000 from the first ownership change. The second limitation also applies to the limitation from the first ownership change that accumulated during the periods between the first and second ownership changes. During the years ended July 31, 1997 and 1998, the Company utilized approximately $10,983,000 and $8,875,000 of limitation carryover, respectively. As of July 31, 1998, approximately $11,492,000 of unused limitation carryover remained.

     Foreign operations had net operating loss carryforwards of approximately $25,187,000 at July 31, 1998, of which approximately $14,385,000 existed prior to the quasi-reorganization. Approximately $16,677,000 of the total foreign net operating loss carryforwards are related to United Kingdom operations, have an indefinite carryforward period, and are available to offset future profits in the Company's current trade or business. Approximately $13,312,000 of the United Kingdom net operating loss carryforwards existed prior to the

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

quasi-reorganization. Approximately $4,186,000 of the total foreign net operating loss carryforwards are related to Oman operations, were generated after the quasi-reorganization and have a carryforward period of five years.

     The Company considers the undistributed earnings of its foreign subsidiaries to be permanently reinvested. The Company has not provided deferred U.S. income tax on those earnings, as it is not practicable to estimate the amount of additional tax that might be payable should these earnings be remitted or deemed remitted as dividends or if the Company should sell its stock in the subsidiaries.

7.   DEFERRED CREDITS

     In August 1992, the Company entered into agreements with a customer pursuant to which the Company received certain seismic equipment with a fair value of approximately $1,792,000 and was obligated to allow $7,800,000 in discounts at specified rates on future seismic services performed by the Company for such customer. The Company recorded deferred revenue equal to the fair value of seismic equipment at the time the equipment was received. The deferred revenue is amortized as an adjustment to revenues at a rate determined by the ratio of revenues generated by the customer during a reporting period to total revenues estimated to be generated by the customer under the agreements. Revenues are recognized net of discounts allowed as the customer purchases seismic services eligible for the discounts. At July 31, 1998, there was no remaining unrecognized deferred revenue and remaining discounts in the amount of $1,847,000 were available to such customer.

     The Company also has $5,022,000 and $585,000 at July 31, 1997 and 1998, respectively, included in accounts payable-trade relating to deferred credits earned by certain customers in conjunction with their original participation in certain of the Company's multi-client data surveys. These credits may be applied by the customers against future invoiced amounts.

8.   COMMITMENTS AND CONTINGENT LIABILITIES

     Total rentals of vessels, equipment and office facilities charged to operations amounted to $28,210,000, $37,332,000 and $57,476,000 for the years ended July 31, 1996, 1997 and 1998, respectively.

     Minimum rentals payable under operating leases, principally for office space and vessel charters with remaining noncancellable terms of at least one year are as follows:

FISCAL YEAR                                                    MINIMUM RENTALS
-----------                                               -------------------------
                                                          (IN THOUSANDS OF DOLLARS)
1999..................................................             $37,636
2000..................................................              25,214
2001..................................................              13,081
2002..................................................              10,066
2003..................................................               9,988
2004-2013.............................................              27,544

     In connection with the Company's 1999 capital expenditure program, the Company has commitments of approximately $3,000,000 outstanding at July 31, 1998.

     On November 25, 1997, the Company entered into a 96-month charter agreement for a vessel which is being constructed by a shipbuilder for the owner. The charter is noncancellable unless the owner exercises its right to cancel the shipbuilding contract due to late delivery (in excess of 180 days of the scheduled delivery time of May 1999).

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

     The Company has an employment agreement with a former employee, who was also a director, that contains a non-compete clause for a period of three years ending December 31, 1998 during which time the former employee will receive payments of $12,709 per month plus certain employee benefits.

     During 1993 the Company purchased occurrence-based workers compensation insurance. The policies for the years ended August 31, 1997 and 1998 were issued under a guaranteed cost program and, accordingly, there were no deductibles. The policy for the year ended August 31, 1996 provided for a maximum deductible of $1,000,000. Management has evaluated the adequacy of the accrual for the liability for incurred but unreported workers compensation claims and has determined that the ultimate resolution of any such claims would not have a material adverse impact on the financial position of the Company.

     The Company has letters of credit in the amount of $4,150,000 at July 31,1998 that will expire upon the completion of certain events relating to specific contracts.

9.   EMPLOYEE BENEFITS

     The Company maintains a 401(k) plan in which employees of the Company's majority-owned domestic subsidiaries and certain foreign subsidiaries are eligible to participate. However, employees of foreign subsidiaries who are covered under a foreign deferred compensation plan are not eligible. Employees are permitted to make contributions of up to 10% of their salary to a maximum of $9,500 per year. Generally, the Company will contribute an amount equal to one-half of the employee's contribution of up to $8,000 or 8% of the employee's salary (whichever is less); however, if consolidated pre-tax income for any fiscal year is less than the amount required to be contributed by the Company, the Company may elect to reduce its contribution, but in no event may it reduce the total contribution to less than 25% of the employee contribution. The Company may make additional contributions from its current or cumulative net profits in an amount to be determined by the Board of Directors. The Company's matching contributions to the 401(k) plan were $314,000 in 1996, $426,000 in 1997, and $679,000 in 1998.

     The Company has an employee nonqualified stock option plan under which options are granted to officers and key employees. Options generally vest over a period of time and are exercisable over a ten-year period but may not be exercised earlier than six months after the grant date. The exercise price for each option shall not be less than the lesser of (i) the fair market value of the common stock on the grant date or (ii) the average fair market value of the common stock during the 30 trading days ending on the trading day next preceding the grant date. At July 31, 1998 the Company had authorized 1,158,333 shares of common stock to be issued under the plan. In March 1999, the Company amended and restated its employee non-qualified stock option plan to increase the number of authorized common shares that may be issued under the plan to 3,954,550 shares.

     The Company also has a stock option plan for non-employee directors (the "Director Plan") under which options are granted to non-employee directors of the Company. The Director Plan provides that every year each eligible director shall be granted options to purchase 10,000 shares of the Company's common stock. Options vest ratably over four years on the anniversary of the grant date and are exercisable over ten years. The exercise price for each option granted is fair market value, as defined. The Company has authorized 600,000 shares of common stock to be issued under the Director Plan.

     In December 1998, the Company amended and restated its non-employee director stock option plan. Options to purchase 5,000 shares will be granted every year and will vest 25% on the grant date and 25% on each anniversary over the following three years. All other major provisions remain the same.

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

     At the date of Combination (see Note 2), options to purchase VES Common Stock ("VES Option") were converted into options to purchase shares of the Company's common stock at an exchange ratio of 0.8 of an option in the Company's common stock per VES Option. All options are immediately exercisable and expire at varying times through November 2005.

                                                                 FOR THE YEAR ENDED JULY 31, 1996
                                                            ------------------------------------------
                                                                                           WEIGHTED
                                                                           WEIGHTED      AVERAGE GRANT
                                                            NUMBER OF      AVERAGE         DATE FAIR
                                                             SHARES     EXERCISE PRICE       VALUE
                                                            ---------   --------------   -------------
Beginning balance.........................................   877,263        $10.98
Options granted...........................................   400,160        $ 6.25           $6.25
Options exercised.........................................  (388,171)       $12.35
Options forfeited.........................................   (51,412)       $ 7.49
                                                            --------
Ending balance............................................   837,840        $ 8.30
                                                            ========
Options exercisable.......................................   667,340        $ 9.08
                                                            ========

                                                                 FOR THE YEAR ENDED JULY 31, 1997
                                                            ------------------------------------------
                                                                                           WEIGHTED
                                                                           WEIGHTED      AVERAGE GRANT
                                                            NUMBER OF      AVERAGE         DATE FAIR
                                                             SHARES     EXERCISE PRICE       VALUE
                                                            ---------   --------------   -------------
Beginning balance.........................................    837,840       $ 8.30
Options granted...........................................    837,241       $19.38          $19.38
Options exercised.........................................   (360,385)      $ 8.82
Options forfeited.........................................    (38,332)      $16.30
                                                            ---------
Ending balance............................................  1,276,364       $15.18
                                                            =========
Options exercisable.......................................    467,536       $ 7.93
                                                            =========

                                                             FOR THE YEAR ENDED JULY 31, 1998
                                                 --------------------------------------------------------
                                                                                WEIGHTED       WEIGHTED
                                                                WEIGHTED      AVERAGE GRANT     AVERAGE
                                                 NUMBER OF      AVERAGE         DATE FAIR     CONTRACTUAL
                                                  SHARES     EXERCISE PRICE       VALUE          LIFE
                                                 ---------   --------------   -------------   -----------
Beginning balance..............................  1,276,364       $15.18
Options granted................................    133,426       $30.95
Options exercised..............................   (326,733)      $11.94
Options forfeited..............................    (60,518)      $19.78
                                                 ---------
Ending balance.................................  1,022,539       $18.00
                                                 =========
Options exercisable............................    366,482       $12.38
                                                 =========
Options granted by range of exercise price:
  Exercise price less than market price........      5,954       $38.30          $39.56
  Exercise price equal to market price.........    125,444       $30.32          $30.32
  Exercise price more than market price........      2,028       $48.31          $47.57
                                                 ---------
                                                   133,426
                                                 =========

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

                                                             FOR THE YEAR ENDED JULY 31, 1998
                                                 --------------------------------------------------------
                                                                                WEIGHTED       WEIGHTED
                                                                WEIGHTED      AVERAGE GRANT     AVERAGE
                                                 NUMBER OF      AVERAGE         DATE FAIR     CONTRACTUAL
                                                  SHARES     EXERCISE PRICE       VALUE          LIFE
                                                 ---------   --------------   -------------   -----------
  Ending balance by range of exercise price:
     $5.25 -- $7.28............................    196,201       $ 6.45                            6.5
     $13.50 -- $20.25..........................    735,618       $18.93                            8.6
     $20.38 -- $28.75..........................     33,205       $25.55                            9.0
     $36.06 -- $52.81..........................     57,154       $41.17                            9.3
     $55.13 -- $56.50..........................        361       $55.95                            9.8
                                                 ---------
  Ending balance...............................  1,022,539
                                                 =========
Options exercisable by range of exercise price:
  $5.25 -- $7.28...............................    196,201       $ 6.45
  $13.50 -- $20.25.............................    151,436       $17.14
  $20.38 -- $28.75.............................      6,280       $25.90
  $36.06 -- $52.81.............................     12,475       $40.89
  $55.13 -- $56.50.............................         90       $55.95
                                                 ---------
  Options exercisable..........................    366,482
                                                 =========

     The weighted average fair values of options granted are determined using the Black-Scholes option valuation method assuming no expected dividends. Other assumptions used are as follows:

                                                                FOR THE YEARS ENDED JULY 31,
                                                            ------------------------------------
                                                               1996         1997         1998
                                                            ----------   ----------   ----------
Risk-free interest rate..................................    5.9%         6.6%                 6.1%
Expected volatility......................................   48.8%        50.2%                49.6%
Expected life............................................    8.7 years   10.0 years           10.0years

     In conjunction with certain employment agreements, the Company issued 10,000 and 13,025 shares of restricted stock with weighted average grant date fair values of $20.25 and $33.66 per share, respectively, during the years ended July 31, 1997 and 1998, respectively, to certain individuals in exchange for services rendered over a three-year period.

     On November 1, 1997, the Company initiated a compensatory employee stock purchase plan for up to 500,000 shares of common stock. Participation is voluntary and substantially all full-time employees meeting limited eligibility requirements may participate. Contributions are made through payroll deductions and may not be less than 1% or more than 15% of the participant's base pay as defined. The participant's option to purchase common stock is deemed to be granted on the first day and exercised on the last day of the fiscal quarter at a price which is the lower of 85% of the market price on the first or last day of the fiscal quarter. During the year ended July 31, 1998, 52,731 shares of common stock were issued with a weighted average grant date fair value of $35.37 per share.

     On June 9, 1998, the Company initiated a restricted stock plan for up to 50,000 shares. The eligibility of an employee and the terms and amount of the grant are determined by the Board of Directors' Compensation Committee. During the year ended July 31, 1998, 4,400 shares of restricted stock were issued at a weighted average grant date fair value of $43.09 per share which will vest over a three-year period.

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

     Compensation expense relating to the stock-based compensation plans described above was $23,000 and $506,000 for the years ended July 31, 1997 and 1998, respectively. No compensation expense was recognized for the year ended July 31, 1996. The effect on net income and earnings per share that would have been recorded using the fair value based method is as follows:

                                                                FOR THE YEARS ENDED JULY 31,
                                                                ----------------------------
                                                                 1996      1997       1998
                                                                ------    -------    -------
                                                                 (IN THOUSANDS OF DOLLARS,
                                                                 EXCEPT PER SHARE AMOUNTS)
Net income reported.........................................    $1,281    $25,125    $66,958
                                                                ======    =======    =======
Pro forma net income........................................    $  692    $24,138    $64,498
                                                                ======    =======    =======
Earnings per common share reported..........................    $ 0.07    $  1.33    $  2.96
                                                                ======    =======    =======
Pro forma earnings per common share.........................    $ 0.04    $  1.28    $  2.85
                                                                ======    =======    =======
Earnings per common share -- assuming dilution reported.....    $ 0.07    $  1.30    $  2.87
                                                                ======    =======    =======
Proforma earnings per common share -- assuming dilution.....    $ 0.04    $  1.25    $  2.77
                                                                ======    =======    =======

     The effect on net income and earnings per share may not be representative of the effects on future net income and earnings per share because some options vest over several years and additional awards may be granted.

     The Company maintains a contributory defined benefit pension plan (the "Pension Plan") for eligible participating employees in the United Kingdom offices. Monthly contributions by employees are equal to 4% of their salaries with the Company providing an additional contribution in an actuarially determined amount necessary to fund future benefits to be provided under the Pension Plan. Benefits provided are based upon 1/60 of the employee's final pensionable salary (as defined) for each complete year of service up to 2/3 of the employee's final pensionable salary and increase annually at 5%. The Pension Plan also provides for 50% of such actual or expected benefits to be paid to a surviving spouse upon the death of a participant. Pension Plan assets consist mainly of investments in marketable securities which are held and managed by an independent trustee. The net periodic pension costs are as follows:

                                                                   FOR THE YEARS ENDED
                                                                         JULY 31,
                                                                --------------------------
                                                                 1996      1997      1998
                                                                ------    ------    ------
                                                                (IN THOUSANDS OF DOLLARS)
Service costs (benefits earned during the period)...........     $224      $238      $457
Interest costs on projected benefit obligation..............      292       384       441
Return on assets............................................     (312)     (392)     (695)
Net amortization and deferral...............................        5         5       224
                                                                 ----      ----      ----
Net periodic pension costs..................................     $209      $235      $427
                                                                 ====      ====      ====

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

     The funded status of the Pension Plan is as follows:

                                                                    JULY 31,
                                                                ----------------
                                                                 1997      1998
                                                                ------    ------
                                                                (IN THOUSANDS OF
                                                                    DOLLARS)
Plan assets at fair value...................................    $5,277    $6,443
Projected benefit obligation:
  Actuarial present value of accumulated vested benefit
     obligations............................................     4,726     7,400
  Effect of future salary increases.........................       753     1,492
                                                                ------    ------
     Total projected benefit obligation.....................     5,479     8,892
                                                                ------    ------
Projected benefit obligation in excess of plan assets.......      (202)   (2,449)
Unrecognized prior service cost.............................        49
Unrecognized net loss.......................................               2,243
                                                                ------    ------
Pension liability...........................................    $ (153)   $ (206)
                                                                ======    ======

     The weighted average assumptions used to determine the projected benefit obligation and the expected long-term rate of return on assets are as follows:

                                                                FOR THE YEARS ENDED
                                                                      JULY 31,
                                                                --------------------
                                                                1996    1997    1998
                                                                ----    ----    ----
Discount rate...............................................    8.5%    8.0%    6.5%
Rates of increase in compensation levels....................    6.5%    6.0%    4.5%
Expected long-term rate of return on assets.................    9.0%    8.5%    7.0%

10. COMMON AND PREFERRED STOCK

     The board of directors of the Company, without any action by the stockholders, may issue up to one million shares of authorized preferred stock, par value, $.01, in one or more series and determine the voting rights, preferences as to dividends and in liquidation and the conversion and other rights of such stock. There are no shares of preferred stock outstanding as of July 31, 1998.

     On May 27, 1997, the board of directors of the Company declared a distribution of one right for each outstanding share of common stock or Exchangeable Stock (see Note 2) to shareholders of record at the close of business on June 12, 1997 and designated 400,000 shares of the authorized preferred stock as a class to be distributed under a shareholder rights agreement. Upon the occurrence of certain events enumerated by the shareholder rights agreement, each right entitles the registered holder to purchase a fraction of a share of the Company's authorized preferred stock or the common stock of an acquiring company. The rights, among other things, will cause substantial dilution to a person or group that attempts to acquire the Company. The rights expire on May 15, 2007 but may be redeemed earlier.

     In July 1998, the board of directors approved a stock repurchase program under which the Company is authorized to buy up to 1,000,000 shares of its outstanding common stock in open market transactions. At July 31, 1998, the Company had repurchased 50,000 shares at $34.50 per share.

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

11. WARRANTS

     In conjunction with the cancellation of a previous issue of common and preferred stock and certain other liabilities, the Company authorized 454,545 warrants which may be exercised for 454,545 shares of common stock. The warrants were issued for a term of five years beginning July 5, 1991 at an exercise price of $18.00 per share. The warrants could only be exercised for cash. Warrants for 29,433 shares were exercised on July 5, 1996 and the remaining warrants expired.

     In conjunction with a previously outstanding secured term loan, the Company issued 113,333 warrants exercisable at a price of $6.00 per share. The warrants were exercised in December 1996.

     In conjunction with previously outstanding short-term related party loans, the Company issued warrants to purchase 120,000 common shares for cash at a price of $4.50 per share to the lenders. As of July 31, 1998, all warrants have been exercised.

12. WRITE-OFF/WRITE-DOWN OF ASSETS

     In connection with the Combination, management committed the Company to a plan to upgrade its seismic data processing hardware. Certain equipment was scheduled to be replaced by October 1996. During July 1996, the Company recognized impairment of $3,628,000 relating to the abandonment of the equipment to be replaced.

13. OTHER COSTS AND EXPENSES

     Other costs and expenses consist of the following:

                                                                                    FOR THE NINE MONTHS
                                                    FOR THE YEARS ENDED JULY 31,      ENDED APRIL 30,
                                                   ------------------------------   -------------------
                                                    1996       1997       1998        1998       1999
                                                   -------   --------   ---------   --------   --------
                                                                (IN THOUSANDS OF DOLLARS)
Net foreign currency exchange (gains) losses....    $(156)    $   46     $ 2,333    $ 1,076    $(1,549)
Net loss on disposition of property and
  equipment.....................................      875      1,151       1,549        464        530
Interest income.................................     (547)      (552)     (4,220)    (3,403)    (2,721)
Other...........................................      374        (15)                  (184)      (159)
                                                    -----     ------     -------    -------    -------
  Total.........................................    $ 546     $  630     $  (338)   $(2,047)   $(3,899)
                                                    =====     ======     =======    =======    =======

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

14. EARNINGS PER COMMON SHARE

     Earnings per common share and earnings per common share - assuming dilution are computed as follows:


                                                                            FOR THE NINE MONTHS
                                           FOR THE YEARS ENDED JULY 31,       ENDED APRIL 30,
                                           -----------------------------    --------------------
                                            1996       1997       1998        1998        1999
                                           -------    -------    -------    --------    --------
                                            (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
Net income.............................    $ 1,281    $25,125    $66,958    $55,058     $19,563
                                           =======    =======    =======    =======     =======
Weighted average common shares.........     17,882     18,898     22,594     22,535      22,721
                                           =======    =======    =======    =======     =======
Earnings per common share..............    $  0.07    $  1.33    $  2.96    $  2.44     $  0.86
                                           =======    =======    =======    =======     =======
Weighted average common shares -
  assuming dilution:
  Weighted average common shares.......     17,882     18,898     22,594     22,535      22,721
  Shares issuable from assumed
     conversion of:
     Options...........................         86        432        721        726         202
     Warrants..........................        127         34                    12
                                           -------    -------    -------    -------     -------
       Total...........................     18,095     19,364     23,315     23,273      22,923
                                           =======    =======    =======    =======     =======
Earnings per common share - assuming
  dilution.............................    $  0.07    $  1.30    $  2.87    $  2.37     $  0.85
                                           =======    =======    =======    =======     =======


     Exchangeable Stock issued in the business combination between Digicon, and VES is included in both computations. (See Note 2.) There were no anti-dilutive options for the year ended July 31, 1997. Options to purchase 241,489 common shares at exercise prices ranging from 12 7/8 to 13 1/2 expiring through November 2002 and options to purchase 22,810 common shares at exercise prices ranging from $42 to $56 1/2 expiring through July 2008 have been excluded from the computation assuming dilution for the years ended July 31, 1996 and 1998, respectively, because the options' exercise prices exceeded the average market price of the underlying common shares.

     The following options to purchase common shares have been excluded from earnings per share assuming dilution for the six months ended January 31, 1998 and 1999, because the options' exercise prices exceeded the average market price of the underlying common shares.

                                                                     FOR THE NINE MONTHS
                                                                       ENDED APRIL 30,
                                                             -----------------------------------
                                                                    1998              1999
                                                             -----------------   ---------------
Number of options..........................................             41,051           812,131
Exercise price range.......................................  $40 5/16-$54 3/16   $16 5/6-$56 1/2
Expiring through...........................................         April 2008     November 2008

15. RELATED PARTY TRANSACTIONS

     The Company is party to transactions with P.T. Digicon Mega Pratama ("P.T. Digicon"), an 80% owned joint venture (see Note 3), in the normal course of business. During the years ended July 31, 1996, 1997 and 1998, the Company charged P.T. Digicon $1,207,000, $1,429,000 and $368,000, respectively, relating to allocations of corporate administrative expenses and actual expenses incurred by P.T. Digicon for salary cost,

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

insurance and equipment charges. Advances from the Company to P.T. Digicon of $14,784,000 and $13,847,000 at July 31, 1997 and 1998, respectively, have no formal repayment terms and do not bear interest.

16. GEOGRAPHICAL INFORMATION

     Substantially all of the Company's operations consist of geophysical services. The following tables provide relevant information for the years ended July 31, 1996, 1997 and 1998, grouped by major geographic areas. Intersegment sales between geographic areas are valued at current market prices.

                                                            FOR THE YEAR ENDED JULY 31, 1996
                                            -----------------------------------------------------------------
                                                           REVENUES
                                            --------------------------------------   OPERATING
                                            UNAFFILIATED   INTERSEGMENT               PROFIT     IDENTIFIABLE
                                             CUSTOMERS        SALES        TOTAL      (LOSS)        ASSETS
                                            ------------   ------------   --------   ---------   ------------
                                                                (IN THOUSANDS OF DOLLARS)
Geographic areas:
  Europe..................................    $ 37,394       $ 1,532      $ 38,926    $ 8,065      $ 35,463
  Asia Pacific............................      30,558                      30,558      1,745        23,590
  Latin America...........................      36,346            92        36,438     (1,289)       29,758
  Canada..................................      47,423            87        47,510      4,079        30,666
                                              --------       -------      --------    -------      --------
     Totals...............................     151,721         1,711       153,432     12,600       119,477
  United States...........................      98,875*           61        98,936*     8,736        77,561
  Eliminations............................                    (1,772)       (1,772)
                                              --------       -------      --------    -------      --------
     Totals...............................     250,596                     250,596     21,336       197,038
Corporate expenses........................                                             (7,255)
Interest..................................                                             (5,466)
Merger related costs......................                                             (3,666)
Other.....................................                                               (546)
Income taxes..............................                                             (2,009)
Investments in 50% or less-owned companies
  and joint ventures......................                                             (1,113)        1,463
Corporate assets..........................                                                               91
                                              --------       -------      --------    -------      --------
Totals....................................    $250,596       $            $250,596    $ 1,281      $198,592
                                              ========       =======      ========    =======      ========

---------------

* Includes export sales of $4,774.

     There was no single client that accounted for 10% or more of total revenues during the year ended July 31, 1996. During 1996, operating profit (loss) included write-off/write-down for impairment of assets of $2,091,000 for Europe; $1,127,000 for Asia Pacific and $410,000 for the United States. Depreciation and amortization expense was $5,182,000 for Europe; $1,707,000 for Asia Pacific; $4,655,000 for Latin America; $7,689,000 for Canada and $7,688,000 for the United States. Capital expenditures were $4,088,000 for Europe; $6,795,000 for Asia Pacific; $4,734,000 for Latin America; $3,657,000 for Canada and $13,586,000 for the United States.

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

                                                        FOR THE YEAR ENDED JULY 31, 1997
                                        -----------------------------------------------------------------
                                                       REVENUES
                                        --------------------------------------   OPERATING
                                        UNAFFILIATED   INTERSEGMENT               PROFIT     IDENTIFIABLE
                                         CUSTOMERS        SALES        TOTAL      (LOSS)        ASSETS
                                        ------------   ------------   --------   ---------   ------------
                                                            (IN THOUSANDS OF DOLLARS)
Geographic areas:
  Europe.............................     $ 42,798     $      9,982   $ 52,780   $ 14,756      $ 31,880
  Middle East........................        2,403                       2,403       (603)       12,607
  Asia Pacific.......................       30,203                      30,203      2,661        30,538
  Latin America......................       51,157                      51,157      1,884        29,052
  Canada.............................       52,141            2,698     54,839      2,763        31,924
  Eliminations.......................                        (2,705)    (2,705)
                                          --------     ------------   --------   --------      --------
     Totals..........................      178,702            9,975    188,677     21,461       136,001
  United States......................      184,013*             169    184,182*    28,967       166,696
  Eliminations.......................                       (10,144)   (10,144)
                                          --------     ------------   --------   --------      --------
     Totals..........................      362,715                     362,715     50,428       302,697
Corporate expenses...................                                             (11,408)
Interest.............................                                              (7,484)
Merger related costs.................                                                (597)
Other................................                                                (630)
Income taxes.........................                                              (6,062)
Investments in 50% or less-owned
  companies and joint ventures.......                                                 878         2,908
Corporate assets.....................                                                            79,484
                                          --------     ------------   --------   --------      --------
     Totals..........................     $362,715     $              $362,715   $ 25,125      $385,089
                                          ========     ============   ========   ========      ========

---------------

* Includes export sales of $4,115.

     There was no single client that accounted for 10% or more of total revenues during the year ended July 31, 1997. During 1997, depreciation and amortization expense was $2,818,000 for Europe; $939,000 for Middle East; $2,996,000 for Asia Pacific; $4,550,000 for Latin America; $8,961,000 for Canada and $20,367,000 for the United States. Capital expenditures were $4,783,000 for Europe; $11,136,000 for Middle East; $6,845,000 for Asia Pacific; $4,883,000 for Latin America; $6,560,000 for Canada and $61,843,000 for the United States.

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

                                                            FOR THE YEAR ENDED JULY 31, 1998
                                            -----------------------------------------------------------------
                                                           REVENUES
                                            --------------------------------------   OPERATING
                                            UNAFFILIATED   INTERSEGMENT               PROFIT     IDENTIFIABLE
                                             CUSTOMERS        SALES        TOTAL      (LOSS)        ASSETS
                                            ------------   ------------   --------   ---------   ------------
                                                                (IN THOUSANDS OF DOLLARS)
Geographic areas:
  Europe..................................    $ 51,089       $ 6,819      $ 57,908   $ 18,945      $ 56,699
  Middle East.............................      13,632                      13,632     (3,762)       12,243
  Asia Pacific............................      42,462                      42,462      7,746        39,328
  Latin America...........................      93,494                      93,494      6,302        45,068
  Canada..................................      47,059           112        47,171      1,616        23,581
  Eliminations............................                       (70)          (70)
                                              --------       -------      --------   --------      --------
     Totals...............................     247,736         6,861       254,597     30,847       176,919
  United States...........................     281,223*            4       281,227*    95,095       239,317
  Eliminations............................                    (6,865)       (6,865)
                                              --------       -------      --------   --------      --------
     Totals...............................     528,959                     528,959    125,942       416,236
Corporate expenses........................                                            (18,758)
Interest..................................                                             (7,318)
Other.....................................                                                338
Income taxes..............................                                            (34,218)
Investments in 50% or less-owned companies
  and joint ventures......................                                                972         2,943
Corporate assets..........................                                                           59,311
                                              --------       -------      --------   --------      --------
     Totals...............................    $528,959       $            $528,959   $ 66,958      $478,490
                                              ========       =======      ========   ========      ========

---------------

* Includes export sales of $458.

     There was no single client that accounted for 10% or more of total revenues during the year ended July 31, 1998. During 1998, depreciation and amortization expense was $4,062,000 for Europe; $4,415,000 for Middle East; $5,064,000 for Asia Pacific; $5,478,000 for Latin America; $8,541,000 for Canada and $28,561,000 for the United States. Capital expenditures were $34,942,000 for Europe; $3,122,000 for Middle East; $15,071,000 for Asia Pacific; $7,057,000 for Latin America; $5,494,000 for Canada and $33,863,000 for the United States.

17. SELECTED UNAUDITED QUARTERLY FINANCIAL DATA

                                                           FOR THE YEAR ENDED JULY 31, 1997
                                                 -----------------------------------------------------
                                                 1ST QUARTER   2ND QUARTER   3RD QUARTER   4TH QUARTER
                                                 -----------   -----------   -----------   -----------
                                                  (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
Revenues......................................    $ 76,405      $ 90,691      $ 86,843      $108,776
Gross profit..................................      18,085        22,709        23,499        26,766
Merger related costs..........................         597
Net income....................................       5,168         6,507         6,086         7,364
Earnings per common share*....................        0.28          0.35          0.32          0.37
Earnings per common share -- assuming
  dilution*...................................        0.27          0.34          0.32          0.37

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999

                                                           FOR THE YEAR ENDED JULY 31, 1998
                                                 -----------------------------------------------------
                                                 1ST QUARTER   2ND QUARTER   3RD QUARTER   4TH QUARTER
                                                 -----------   -----------   -----------   -----------
                                                  (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
Revenues......................................    $142,186      $123,569      $122,810      $140,394
Gross profit..................................      48,933        42,765        47,429        42,936
Net income....................................      21,319        17,677        16,062        11,900
Earnings per common share*....................         .95           .79           .71           .52
Earnings per common share -- assuming
  dilution*...................................         .94           .76           .69           .51

---------------

* Quarterly per share amounts may not total to annual per share amounts because weighted average common shares for the quarter may vary from weighted average common shares for the year.

18. COMPREHENSIVE INCOME

     Effective August 1, 1998, the Company implemented SFAS No. 130, "Reporting Comprehensive Income." This statement requires disclosure of comprehensive income (changes in equity from non-owner sources), net of the related tax effect. The Company will report comprehensive income and classifications included in the accumulated balance on the consolidated statement of changes in stockholders' equity. The Company's sources of comprehensive income include net income and foreign currency translation adjustments.

     The following sets forth the Company's comprehensive income for the periods presented:

                                                                                FOR THE NINE MONTHS
                                                FOR THE YEARS ENDED JULY 31,      ENDED APRIL 30,
                                                -----------------------------   -------------------
                                                 1996       1997       1998       1998       1999
                                                -------   --------   --------   --------   --------
                                                             (IN THOUSANDS OF DOLLARS)
Net income....................................  $1,281    $25,125    $66,958    $55,058    $19,563
Unrealized loss on investments available for
  sale........................................                                                (837)
Foreign currency translation adjustments......    (868)      (129)    (2,597)      (740)    (1,427)
                                                ------    -------    -------    -------    -------
Comprehensive income..........................  $  413    $24,996    $64,361    $54,318    $17,299
                                                ======    =======    =======    =======    =======


19. UNREALIZED LOSS ON INVESTMENTS AVAILABLE FOR SALE



     In April 1999, the Company exchanged a $4.7 million account receivable from Miller Exploration Company (Miller), a publicly traded company, for a long term note receivable paying 18% interest in $.01 common stock warrants, in advance, at 6 month intervals. In addition, the Company exchanged a $3.5 million account receivable from Brigham Exploration Company (Brigham), a publicly traded company, for 1,002,865 shares of Brigham common stock.



                                                                     APRIL 30, 1999
                                                              -----------------------------
                                                               COST    UNREALIZED     FAIR
                                                              BASIS    (LOSS)/GAIN   VALUE
                                                              ------   -----------   ------
                                                                 (DOLLARS IN THOUSANDS)
Investments Available for Sale:
  Brigham Common Stock......................................  $3,510      $(878)     $2,632
  Miller Warrants...........................................     419         41         460
                                                              ------      -----      ------
                                                              $3,929      $(837)     $3,092
                                                              ======      =====      ======

                       VERITAS DGC INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JULY 31, 1996, 1997 AND 1998
        AND UNAUDITED FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND 1999


     The cost basis of the investments was determined based on the fair market value of the underlying common stock at the transaction date.



20. SUBSEQUENT EVENT (UNAUDITED)


     The Company signed a definitive combination agreement (the "Agreement") dated March 30, 1999, with Enertec Resource Services Inc. ("Enertec") and VES. Consummation of the Agreement is subject to a number of conditions, including regulatory clearances in Canada and the United States, judicial clearance in Canada and formal approval by the shareholders of each company which is a party to the Agreement. It is anticipated that the transaction will close during August 1999.

     Enertec, an Alberta corporation, provides seismic data acquisition services in land and shallow marine environments, seismic data processing and marine geophysical surveying and positioning services primarily in North America. Enertec's principal executive offices are located in Calgary, Alberta.

     Under the terms of the Agreement, at the effective time, each Enertec common share will be transferred to VES in exchange and as sole consideration for 0.345 (the "Exchange Ratio") of a VES exchangeable share. At any time during a period of ten years from the effective time, the holders of these VES exchangeable shares will be able to exchange any or all such shares for an equal number of shares of common stock of the Company. However, if during this ten year period, certain minimum levels of exchangeable shares are reached within VES, then VES is permitted to redeem any remaining VES exchangeable shares for an equal number of shares of common stock of the Company.

     At the effective time, pursuant to the Agreement, the Company will issue to a trustee a share of ERS special voting stock for the benefit of the holders of the VES exchangeable shares. The trustee will hold this voting stock pursuant to the terms of a voting and exchange trust agreement. This agreement will entitle the trustee, at any meeting at which stockholders of the Company are entitled to vote, to exercise a number of votes equal to the number of VES exchangeable shares outstanding at such time and not held by the Company or entities controlled by the Company. These voting rights will be exercised by the trustee only on instructions received, from time to time, from the holders of the VES exchangeable shares not held by the Company or entities controlled by the Company.

     Also at the effective time, pursuant to the Agreement, each Enertec stock option will be exchanged for an option under the Company's stock option plan. The number of options on common stock of the Company received on such exchange will be equal to the number of Enertec common shares subject to the Enertec stock option at the effective time multiplied by the Exchange Ratio, rounded down to the nearest whole number. The exercise price per share of common stock of the Company will be equal to the exercise price per share of the option in respect of such Enertec common shares, immediately prior to the effective time, divided by the Exchange Ratio. The exercise price will be decreased by the amount attributable to any rounding down of shares. This exercise price will be converted into U.S. dollars.

     The transaction is anticipated to be accounted for using the purchase method of accounting under United States generally accepted accounting principles.

                                AUDITORS' REPORT

To the Board of Directors of
  Enertec Resource Services Inc.

     We have audited the consolidated balance sheets of Enertec Resource Services Inc. as at September 30, 1998 and 1997 and the consolidated statements of operations and retained earnings and changes in financial position for each of the years in the three year period ended September 30, 1998. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards in Canada. Those standards require that we plan and perform and audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

     In our opinion, these consolidated financial statements present fairly, in all material aspects, the financial position of the company as at September 30, 1998 and 1997 and the results of its operations and the changes in its financial position for each of the years in the three year period ended September 30, 1998 in accordance with generally accepted accounting principles in Canada.

Chartered Accountants

Calgary, Alberta
November 25, 1998, except as to notes 11 and 12,
which are as of                     , 1999.

                        ENERTEC RESOURCES SERVICES INC.

                           CONSOLIDATED BALANCE SHEET
                         (Tabular amounts in thousands)
                             (in Canadian dollars)

                                                                 SEPTEMBER 30,
                                                               -----------------    APRIL 30,
                                                                1997      1998        1999
                                                               -------   -------   -----------
                                                                                   (UNAUDITED)
ASSETS
Current assets:
  Cash and equivalents......................................   $ 4,768   $   391     $   518
  Accounts receivable.......................................    18,833    19,653       6,194
  Income taxes recoverable..................................        --        --       3,496
  Prepaid expenses and deposits.............................       580       777         337
                                                               -------   -------     -------
                                                                24,181    20,821      10,545
Multi-client data library...................................        --     1,104       2,021
Capital assets (note 3).....................................    25,761    31,065      28,854
Goodwill, less accumulated amortization of $1,490,000
  (1998 -- $1,221,000 1997 -- $722,000).....................     2,456     4,473       4,053
Deferred income taxes.......................................       153        56         457
                                                               -------   -------     -------
                                                               $52,551   $57,519     $45,930
                                                               =======   =======     =======
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Bank indebtedness (note 4)................................   $    --   $   365     $ 2,218
  Accounts payable and accrued liabilities..................    13,676    12,897       3,810
  Income taxes payable......................................     1,380     1,253          --
  Principal due within one year on long-term debt (note
     4).....................................................       156       268         129
                                                               -------   -------     -------
                                                                15,212    14,783       6,157
Long-term debt (note 4).....................................        63       266         178
Shareholders' equity:
  Capital stock (note 5)....................................    22,951    22,317      22,188
  Contributed surplus.......................................       110       110         110
  Foreign currency translation account......................        65     1,035         496
  Retained earnings.........................................    14,150    19,008      16,801
                                                               -------   -------     -------
                                                                37,276    42,470      39,595
                                                               -------   -------     -------
Commitments (note 8)
                                                               $52,551   $57,519     $45,930
                                                               =======   =======     =======

     On behalf of the Board:

                   Director                                       Director

          See accompanying notes to consolidated financial statements.

                         ENERTEC RESOURCE SERVICES INC.
          CONSOLIDATED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                         (Tabular amounts in thousands)
                             (in Canadian dollars)

                                                                             SEVEN MONTHS ENDED
                                            YEARS ENDED SEPTEMBER 30,             APRIL 30,
                                           ----------------------------   -------------------------
                                            1996       1997      1998        1998          1999
                                           -------   --------   -------   -----------   -----------
                                                                          (UNAUDITED)   (UNAUDITED)
Revenue, gross..........................   $76,160   $111,567   $95,832     $65,583       $36,984
Reimbursable costs......................    29,230     40,825    27,787      19,880        11,959
                                           -------   --------   -------     -------       -------
Revenue, net............................    46,930     70,742    68,045      45,703        25,025
Cost of sales...........................    34,019     46,617    45,730      29,925        20,324
                                           -------   --------   -------     -------       -------
Operating margin........................    12,911     24,125    22,315      15,778         4,701
Research and development expenses.......       782      1,009     1,397         856           937
General and administrative expenses.....     3,361      5,334     4,067       2,535         2,252
Depreciation and amortization...........     7,450      8,448     9,162       5,310         5,933
                                           -------   --------   -------     -------       -------
Earnings (loss) before the following:...     1,318      9,334     7,689       7,077        (4,421)
Interest expense (note 4)...............       808        398       243         131           289
Other income (expense)..................       (18)       597       875         465           199
                                           -------   --------   -------     -------       -------
Earnings (loss) before income taxes.....       492      9,533     8,321       7,411        (4,511)
Income taxes (note 6):
  Current...............................     1,103      1,463     2,395       3,094        (2,301)
  Deferred..............................    (1,574)     1,437        97           2          (401)
                                           -------   --------   -------     -------       -------
                                              (471)     2,900     2,492       3,096        (2,702)
                                           -------   --------   -------     -------       -------
Net earnings (loss).....................       963      6,633     5,829       4,315        (1,809)
Retained earnings, beginning of
  period................................     6,554      7,517    14,150      14,150        19,008
Repurchase and cancellation of capital
  stock in excess of stated capital.....        --         --      (971)       (207)         (398)
                                           -------   --------   -------     -------       -------
Retained earnings, end of period........   $ 7,517   $ 14,150   $19,008     $18,258       $16,801
                                           =======   ========   =======     =======       =======
Net earnings (loss) per common share:
  Basic.................................   $  0.16   $   0.99   $  0.80     $  0.59       $ (0.26)
  Fully-diluted.........................   $  0.15   $   0.91   $  0.75     $  0.55       $ (0.26)

          See accompanying notes to consolidated financial statements.

                         ENERTEC RESOURCE SERVICES INC.
            CONSOLIDATED STATEMENTS OF CHANGES IN FINANCIAL POSITION
                         (Tabular amounts in thousands)
                             (in Canadian dollars)

                                                                                  SEVEN MONTHS ENDED
                                                 YEARS ENDED SEPTEMBER 30,             APRIL 30,
                                               -----------------------------   -------------------------
                                                1996       1997       1998        1998          1999
                                               -------   --------   --------   -----------   -----------
                                                                               (UNAUDITED)   (UNAUDITED)
Cash provided by (used in):
Operations:
  Net earnings (loss)........................  $   963   $  6,633   $  5,829     $ 4,315       $(1,809)
  Items not involving cash:
     Depreciation and amortization...........    7,450      8,448      9,162       5,310         5,933
     Deferred income taxes...................   (1,574)     1,437         97           2          (401)
     Other...................................       42       (219)      (161)        (40)           62
                                               -------   --------   --------     -------       -------
  Cash flow from operations..................    6,881     16,299     14,927       9,587         3,785
  Change in non-cash working capital.........   (1,867)     1,186     (1,532)     (3,023)          (17)
                                               -------   --------   --------     -------       -------
                                                 5,014     17,485     13,395       6,564         3,768
Financing:
  Issue of common shares.....................      409      7,960        168          89           458
  Repurchase of common shares................       --         --     (1,773)       (352)         (985)
  Repayment of long-term debt................   (2,140)    (7,330)      (285)       (111)         (228)
  Proceeds from long-term debt...............      454         --         --          --            --
                                               -------   --------   --------     -------       -------
                                                (1,277)       630     (1,890)       (374)         (755)
Investing:
  Purchase of capital assets.................   (3,995)   (11,289)   (13,611)    (10,765)       (4,253)
  Proceeds on disposition of capital
     assets..................................      155        445        253         128           254
  Business acquisitions (note 2).............     (731)        --     (2,387)         --            --
  Multi-client data library..................       --         --       (458)         --          (625)
  Other......................................      (13)        11        (44)        (50)         (115)
                                               -------   --------   --------     -------       -------
                                                (4,584)   (10,833)   (16,247)    (10,687)       (4,739)
                                               -------   --------   --------     -------       -------
Increase (decrease) in cash position.........     (847)     7,282     (4,742)     (4,497)       (1,726)
Cash position, beginning of period...........   (1,667)    (2,514)     4,768       4,768            26
                                               -------   --------   --------     -------       -------
Cash position, end of period.................  $(2,514)  $  4,768   $     26     $   271       $(1,700)
                                               =======   ========   ========     =======       =======

Cash position is defined as cash and equivalents less current bank indebtedness.
          See accompanying notes to consolidated financial statements.

                         ENERTEC RESOURCE SERVICES INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED SEPTEMBER 30, 1996, 1997 AND 1998
                      (UNAUDITED APRIL 30, 1998 AND 1999)
       (Tabular amounts in thousands, except share and per share amounts)
               (In Canadian dollars, unless otherwise indicated)

1.   SIGNIFICANT ACCOUNTING POLICIES:

     (a) PRINCIPLES OF CONSOLIDATION:

     These consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary companies. All significant inter-company accounts and transactions have been eliminated.

     (b) FOREIGN CURRENCY TRANSLATION:

     A subsidiary, KC Offshore, L.L.C., is classified as a self-sustaining operation such that its accounts are translated into Canadian dollars on the following basis:

     (i) assets and liabilities at the rate of exchange at the balance sheet date; and

     (ii)   revenue and expenses at the average rate of exchange for the period.

     Gains and losses arising from the translation of the accounts of KC Offshore, L.L.C. are reflected in the foreign currency translation account as a separate component of shareholders' equity.

     Foreign currency transactions are translated into Canadian dollars at exchange rates prevailing at the transaction dates. The recorded amounts of monetary assets and liabilities reflect exchange rates at the balance sheet dates and the resultant translation gains or losses are included in operations.

     (c) FOREIGN CURRENCY RATE RISK:

     The Company is exposed to foreign currency fluctuations on its U.S. dollar denominated cash flow. The Company considers the use of financial instruments, including forward exchange contracts and currency options, to manage this exposure. At April 30, 1999 there were no contracts or options outstanding.

     (d) REVENUE RECOGNITION:

     Contract revenue and related costs are recognized in the financial statements on the basis of the extent of completion of projects as at the date of the financial statements.

     (e) RESEARCH AND DEVELOPMENT:

     Research and development expenditures are charged to operations as incurred.

     (f) CAPITAL ASSETS:

     Capital assets are recorded at cost. Depreciation is provided using the straight-line method over the following periods:

    Building...................................................       25 years
    Seismic data acquisition equipment and motor vehicles......  1 to 10 years
    Seismic data processing equipment and software.............        3 years
    Geophysical vessel.........................................       10 years
    Marine survey equipment....................................   3 to 5 years
    Office equipment...........................................        5 years
    Leasehold improvements.....................................  2 lease terms

                         ENERTEC RESOURCE SERVICES INC.

     (g) MULTI-CLIENT DATA LIBRARY:

     The Company acquires and processes certain seismic data in respect of which it retains ownership. This data is sold on a non-transferable and non-exclusive basis. In most instances the Company secures purchase commitments for a portion of the data prior to commencing the acquisition thereof. To the extent that the costs of each project exceed the purchase commitment revenues, such costs are capitalized. These capitalized costs are treated as follows:

     (i) The total amount thereof is amortized to operations on a straight-line basis over a period of 36 months.

     (ii) At least annually, the Company reviews the carrying value of this data library to assess whether there has been any permanent impairment of value. To the extent that the total carrying value of the data exceeds its estimated net realizable value, such excess is charged to operations.

     The revenue from subsequent data sales is credited to operations.

     (h) GOODWILL:

     Goodwill is being amortized on a straight-line basis over ten years. The value of the residual unamortized balance is assessed at least annually with reference to various factors, principally the projected future cash flows, undiscounted, of the business to which the goodwill relates.

2.   BUSINESS ACQUISITIONS:

     Effective April 1, 1996 the Company acquired all of the shares of PowerProbe Geophysics Inc. ("PowerProbe"), a company operating in the seismic data acquisition business. The acquisition was accounted for as a purchase with results of operations being consolidated from April 1, 1996.

     Effective June 1, 1998 the Company acquired the principal operating assets of Extend Seismic Processing, L.L.C. ("Extend"), operating in the data processing industry in the United States. The acquisition was accounted for as a purchase with the results of operations being consolidated from June 1, 1998.

     The total purchase prices have been allocated based on estimated fair values, as follows:

                                                                POWERPROBE    EXTEND
                                                                ----------    ------
Working capital.............................................      $(250)      $    6
Capital assets..............................................        981          793
Goodwill....................................................         --        2,178
Long-term debt..............................................         --         (590)
                                                                  -----       ------
Total purchase price........................................      $ 731       $2,387
                                                                  =====       ======
Funded by:
  Cash......................................................      $ 366       $2,387
  Common shares.............................................        365           --
                                                                  -----       ------
Total consideration.........................................      $ 731       $2,387
                                                                  =====       ======

                         ENERTEC RESOURCE SERVICES INC.

3. CAPITAL ASSETS:

                                                                         ACCUMULATED    NET BOOK
1997                                                            COST     DEPRECIATION    VALUE
----                                                           -------   ------------   --------
Land........................................................   $   258     $    --      $   258
Building....................................................       778         193          585
Seismic data acquisition equipment..........................    40,546      23,571       16,975
Motor vehicles..............................................     4,686       2,933        1,753
Seismic data processing equipment and software..............     2,835       1,826        1,009
Geophysical vessel..........................................     1,668         473        1,195
Marine survey equipment.....................................     3,465       1,021        2,444
Office equipment............................................     1,747         770          977
Leasehold improvements......................................       639          74          565
                                                               -------     -------      -------
                                                               $56,622     $30,861      $25,761
                                                               =======     =======      =======

                                                                         ACCUMULATED    NET BOOK
1998                                                            COST     DEPRECIATION    VALUE
----                                                           -------   ------------   --------
Land........................................................   $   258     $    --      $   258
Building....................................................       828         226          602
Seismic data acquisition equipment..........................    49,104      29,281       19,823
Motor vehicles..............................................     6,449       3,463        2,986
Seismic data processing equipment and software..............     4,431       2,769        1,662
Geophysical vessel..........................................     2,189         778        1,411
Marine survey equipment.....................................     4,870       2,080        2,790
Office equipment............................................     2,120       1,150          970
Leasehold improvements......................................       691         128          563
                                                               -------     -------      -------
                                                               $70,940     $39,875      $31,065
                                                               =======     =======      =======

                                                                         ACCUMULATED    NET BOOK
1999 (UNAUDITED)                                                COST     DEPRECIATION    VALUE
----------------                                               -------   ------------   --------
Land........................................................   $   258     $    --      $   258
Building....................................................       828         246          582
Seismic data acquisition equipment..........................    49,762      32,258       17,504
Motor vehicles..............................................     6,592       3,780        2,812
Seismic data processing equipment and software..............     4,592       3,535        1,057
Geophysical vessel..........................................     3,581         922        2,659
Marine survey equipment.....................................     5,158       2,524        2,634
Office equipment............................................     2,214       1,397          817
Leasehold improvements......................................       691         160          531
                                                               -------     -------      -------
                                                               $73,676     $44,822      $28,854
                                                               =======     =======      =======

                         ENERTEC RESOURCE SERVICES INC.

4.   BANK INDEBTEDNESS AND LONG-TERM DEBT:

     Current bank indebtedness consists of:

                                                                SEPTEMBER 30
                                                                ------------     APRIL 30,
                                                                1997    1998       1999
                                                                ----    ----    -----------
                                                                                (UNAUDITED)
Canadian bank revolving demand credit facility..............    $ --    $365      $2,218
                                                                ----    ----      ------

     Long-term debt consists of:

                                                                SEPTEMBER 30
                                                                ------------     APRIL 30,
                                                                1997    1998       1999
                                                                ----    ----    -----------
                                                                                (UNAUDITED)
Obligations under capital leases............................    $219    $534      $  307
Less principal due within one year included in current
  liabilities...............................................     156     268         129
                                                                ----    ----      ------
                                                                $ 63    $266      $  178
                                                                ====    ====      ======

     The obligation under the capital lease is repayable in monthly installments to July 2001 and bears interest at a rate of 8.97%. Title to the assets will pass to the Company at the completion of the lease payments.

     At April 30, 1999 the Company had borrowing capacity with a Canadian bank comprising a revolving demand facility limited to $15 million and bearing interest at bank prime rate plus one-quarter percent. This facility is secured by a general assignment of accounts receivable, a general security agreement and fixed and floating charge debentures totaling $8,546,000 and is subject to certain covenants.

     At April 30, 1999 the Company had borrowing capacity with a U.S. bank comprising a revolving demand facility limited to the lesser of (U.S.) $1.0 million and 75% of eligible accounts receivable of a U.S. subsidiary. The facility bears interest at U.S. bank prime rate, is secured by the U.S. subsidiary's accounts receivable and is subject to certain covenants and an unconditional guarantee by the Company.

     Total interest expense includes interest on long-term debt as follows:

    1996........................................................  $627
    1997........................................................   233
    1998........................................................    26
    1998 (Seven months ended April 30 -- Unaudited).............     6
    1999 (Seven months ended April 30 -- Unaudited).............    36

                         ENERTEC RESOURCE SERVICES INC.

5.   CAPITAL STOCK:

     (a)   Authorized:

        Unlimited common shares at no par value
        Unlimited Class 1 preferred shares, issuable in series

     (b)   Issued and outstanding:

                                                               COMMON SHARES   AMOUNT
                                                               -------------   -------
Balance, September 30, 1995.................................     6,137,616     $14,318
  Issued on acquisition of PowerProbe.......................       107,116         365
  Issued on exercise of stock options.......................        13,200          44
                                                                 ---------     -------
Balance, September 30, 1996.................................     6,257,932     $14,727
  Issued for cash...........................................       900,000       7,771
  Issued on exercise of stock options.......................       113,650         453
                                                                 ---------     -------
Balance, September 30, 1997.................................     7,271,582     $22,951
  Issued on exercise of stock options.......................        40,300         168
  Repurchased and cancelled.................................      (254,000)       (802)
                                                                 ---------     -------
Balance, September 30, 1998.................................     7,057,882     $22,317
  Issued on exercise of stock options.......................       100,463         458
  Repurchased and cancelled.................................      (182,800)       (587)
                                                                 ---------     -------
Balance, April 30, 1999 (unaudited).........................     6,975,545     $22,188
                                                                 =========     =======

     Common shares issued during the year ended September 30, 1997 are recorded net of offering costs of $593,000, reduced by related income taxes of $264,000.

     For purposes of calculating net earnings (loss) per common share, the weighted average number of shares outstanding were as follows:

                                                                 BASIC     FULLY DILUTED
                                                               ---------   -------------
1996........................................................   6,196,007     6,760,107
1997........................................................   6,706,115     7,399,692
1998........................................................   7,245,566     7,914,006
1998 (Seven months ended April 30, 1998 -- unaudited).......   7,278,257     7,960,697
1999 (Seven months ended April 30, 1999 -- unaudited).......   6,935,971     7,718,313

     The fully-diluted calculations employed an imputed after-tax interest rate of 2.2%.

                         ENERTEC RESOURCE SERVICES INC.

     (c)   Stock option agreements:

        The following reflects transactions under the employee stock option plan and the options outstanding as at April 30, 1999 on common shares:

         Outstanding, September 30, 1996...........................   564,100
           Granted.................................................   249,727
           Exercised...............................................  (113,650)
           Cancelled and expired...................................    (6,600)
                                                                     --------
         Outstanding, September 30, 1997...........................   693,577
           Granted.................................................    26,063
           Exercised...............................................   (40,300)
           Cancelled and expired...................................   (10,900)
                                                                     --------
         Outstanding, September 30, 1998...........................   668,440
           Granted.................................................   236,965
           Exercised...............................................  (100,463)
           Cancelled and expired...................................   (22,600)
                                                                     --------
         Outstanding, April 30, 1999 (unaudited)...................   782,342
                                                                     ========

                                                                         NUMBER OF
                                                       EXERCISE PRICE     OPTIONS
         EXPIRY DATE                                     PER SHARE      OUTSTANDING
         -----------                                   --------------   -----------
         March 27, 2000..............................      $3.32           53,300
         March 27, 2000..............................       4.75          130,000
         June 14, 2001...............................       3.67           41,800
         December 11, 2001...........................       2.98            7,500
         February 28, 2002...........................       3.54          100,000
         December 11, 2002...........................       5.88          113,588
         June 3, 2003................................      11.67           10,000
         September 2, 2003...........................      13.57           97,805
         December 11, 2003...........................      14.73           20,563
         June 4, 2004................................      10.53            5,500
         December 10, 2004...........................       5.46          202,286
                                                                          -------
                                                                          782,342
                                                                          =======

        All stock options were granted at a price equal to the weighted average price of the common shares on the Toronto Stock Exchange for the twenty trading days prior to the day on which the options were granted. On the date of grant and each anniversary thereafter, 25% of the options are exercisable.

                         ENERTEC RESOURCE SERVICES INC.

6.   INCOME TAXES:

     Income taxes vary from the amount that would be computed by applying the basic combined Canadian federal and Alberta provincial income tax rate of 44.6% to earnings (loss) before income taxes, as follows:

                                                                                    SEVEN MONTHS ENDED
                                                    YEARS ENDED SEPTEMBER 30,            APRIL 30,
                                                    --------------------------   -------------------------
                                                     1996     1997      1998        1998          1999
                                                    ------   -------   -------   -----------   -----------
                                                                                 (UNAUDITED)   (UNAUDITED)
Basic rate of 44.6% applied to earnings (loss)
  before income taxes.............................  $ 219    $4,252    $3,711    $     3,305     $(2,012)
Increase (decrease) resulting from:
  Utilization of previously unrecognized income
     tax benefits.................................   (753)   (1,125)     (698)          (198)       (999)
  Lower rate in other jurisdictions...............   (219)     (298)     (508)           (64)        152
  Non-deductible (non-taxable) foreign exchange
     loss (gain)..................................     --        --      (125)           (79)          1
  Non-deductible depreciation and other
     expenses.....................................    156        79       119             66          70
  Other...........................................    126        (8)       (7)            66          86
                                                    -----    ------    ------    -----------     -------
Income taxes......................................  $(471)   $2,900    $2,492    $     3,096     $(2,702)
                                                    =====    ======    ======    ===========     =======

7.   SEGMENTED INFORMATION:

     The Company has three product lines: Data Acquisition, Marine Services and Data Processing. The Data Acquisition product line provides seismic data acquisition services to oil and gas companies and mineral exploration companies in Canada and the United States. The Marine Services product line provides geophysical and positioning services, primarily in the Gulf of Mexico. The Data Processing product line provides seismic data conversion services to oil and gas companies, primarily in Canada and the United States. In 1997 the Company started a new product line which offered services to oil and gas companies with the objective of enhancing production and reducing operating costs. Insufficient demand for these services resulted in the cessation of the business in 1998.

     The Company's product lines are strategic business units that each offer different services. They are managed separately because each business applies different technology and marketing strategies.

INDUSTRY SEGMENTS:

                                      DATA        MARINE       DATA      PRODUCTION    INTER-SEGMENT
              1996                 ACQUISITION   SERVICES   PROCESSING   ENHANCEMENT       SALES        TOTAL
              ----                 -----------   --------   ----------   -----------   -------------   -------
Net revenue......................    $30,143     $12,766      $4,174        $  --          $(153)      $46,930
Interest expense.................        583         189          36           --             --           808
Depreciation and amortization....      5,977         932         541           --             --         7,450
Earnings (loss) before income
  taxes..........................     (2,462)      2,181         773           --             --           492
Total assets.....................     27,875      11,397       1,081           --             --        40,353
Capital expenditures.............      2,656         686         653           --             --         3,995

                         ENERTEC RESOURCE SERVICES INC.

                                      DATA        MARINE       DATA      PRODUCTION    INTER-SEGMENT
1997                               ACQUISITION   SERVICES   PROCESSING   ENHANCEMENT       SALES        TOTAL
----                               -----------   --------   ----------   -----------   -------------   -------
Net revenue......................    $46,303     $17,018     $ 7,421        $  --          $ --        $70,742
Interest expense.................        253         120          25           --            --            398
Depreciation and amortization....      6,236       1,339         873           --            --          8,448
Earnings (loss) before income
  taxes..........................      4,962       2,532       2,484         (445)           --          9,533
Total assets.....................     35,077      12,149       5,325           --            --         52,551
Capital expenditures.............      8,114       1,623       1,552           --            --         11,289

                                      DATA        MARINE       DATA      PRODUCTION    INTER-SEGMENT
1998                               ACQUISITION   SERVICES   PROCESSING   ENHANCEMENT       SALES        TOTAL
----                               -----------   --------   ----------   -----------   -------------   -------
Net revenue......................    $39,007     $20,163     $ 8,875        $  --          $ --        $68,045
Interest expense.................        135          70          38           --            --            243
Depreciation and amortization....      6,502       1,593       1,067           --            --          9,162
Earnings before income taxes.....      2,627       3,504       2,190           --            --          8,321
Total assets.....................     32,094      14,652      10,773           --            --         57,519
Capital expenditures.............     11,146       1,618         847           --            --         13,611

SEVEN MONTHS ENDED APRIL 30, 1998     DATA        MARINE       DATA      PRODUCTION    INTER-SEGMENT
(UNAUDITED)                        ACQUISITION   SERVICES   PROCESSING   ENHANCEMENT       SALES        TOTAL
---------------------------------  -----------   --------   ----------   -----------   -------------   -------
Net revenue......................    $31,588     $ 8,687     $ 5,428        $  --          $ --        $45,703
Interest expense.................         82          38          11           --            --            131
Depreciation and amortization....      3,951         878         481           --            --          5,310
Earnings before income taxes.....      5,241         308       1,862           --            --          7,411
Total assets.....................     39,919      10,850       4,295           --            --         55,064
Capital expenditures.............      9,026         833         847           59            --         10,765

SEVEN MONTHS ENDED APRIL 30, 1999     DATA        MARINE       DATA      PRODUCTION    INTER-SEGMENT
(UNAUDITED)                        ACQUISITION   SERVICES   PROCESSING   ENHANCEMENT       SALES        TOTAL
---------------------------------  -----------   --------   ----------   -----------   -------------   -------
Net revenue......................    $12,753     $ 7,857     $ 4,651         $--           $(236)      $25,025
Interest expense.................        166          69          54          --              --           289
Depreciation and amortization....      3,862       1,139         932          --              --         5,933
Earnings (loss) before income
  taxes..........................     (3,633)       (566)       (186)         --            (126)       (4,511)
Total assets.....................     30,750      10,304       4,876          --              --        45,930
Capital expenditures.............      1,812       2,265         176          --              --         4,253

GEOGRAPHIC SEGMENTS:

                                                                 NET     CAPITAL ASSETS
1996                                                           REVENUE    AND GOODWILL
----                                                           -------   --------------
Canada......................................................   $29,952      $19,042
United States...............................................    16,978        6,478
                                                               -------      -------
Total.......................................................   $46,930      $25,520
                                                               =======      =======

                                                                 NET     CAPITAL ASSETS
1997                                                           REVENUE    AND GOODWILL
----                                                           -------   --------------
Canada......................................................   $41,276      $19,042
United States...............................................    29,466        9,175
                                                               -------      -------
Total.......................................................   $70,742      $28,217
                                                               =======      =======

                         ENERTEC RESOURCE SERVICES INC.

                                                                 NET     CAPITAL ASSETS
1998                                                           REVENUE    AND GOODWILL
----                                                           -------   --------------
Canada......................................................   $36,725      $22,377
United States...............................................    31,320       13,161
                                                               -------      -------
Total.......................................................   $68,045      $35,538
                                                               =======      =======

                                                                 NET     CAPITAL ASSETS
SEVEN MONTHS ENDED APRIL 30, 1998 (UNAUDITED)                  REVENUE    AND GOODWILL
---------------------------------------------                  -------   --------------
Canada......................................................   $31,475      $23,707
United States...............................................    14,228       10,094
                                                               -------      -------
Total.......................................................   $45,703      $33,801
                                                               =======      =======

                                                                 NET     CAPITAL ASSETS
SEVEN MONTHS ENDED APRIL 30, 1999 (UNAUDITED)                  REVENUE    AND GOODWILL
---------------------------------------------                  -------   --------------
Canada......................................................   $12,171      $19,185
United States...............................................    12,854       13,722
                                                               -------      -------
Total.......................................................   $25,025      $32,907
                                                               =======      =======

     Of the Company's gross revenue in each year, the following percentages were related to one customer:

1996........................................................  45%
1997........................................................  23%
1998........................................................  24%
1998 (Seven months ended April 30, 1998 --Unaudited)........  33%
1999 (Seven months ended April 30, 1999 -- Unaudited).......  16%

     Accounts receivable at April 30, 1999 included $51,198 from this customer, all of which has subsequently been received.

8.   COMMITMENTS:

     Future minimum lease payments for the next five years are as follows:

1999 (5 months to September 30, 1999).......................  $380
2000........................................................   570
2001........................................................   474
2002........................................................   424
2003........................................................   164

9.   UNCERTAINTY DUE TO THE YEAR 2000 ISSUE:

     The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date.

     The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain

                         ENERTEC RESOURCE SERVICES INC.

that all aspects of the Year 2000 Issue affecting the Company, including those related to the efforts of customers, suppliers or other third parties, will be fully resolved.

10. RELATED PARTY TRANSACTIONS:

     Certain premises are leased by the Company from an officer and director of the Company. The annual lease amount is (U.S.) $45,000.

     At April 30, 1999, $316,538 was owed to the Company by an officer of a wholly-owned subsidiary. This loan was advanced to the officer in connection with his transfer to the Company's operations in Houston, Texas. The indebtedness is due on demand, bears interest at bank prime rate minus 1.5% and is secured by the pledging of 65,367 common shares of the Company which are owned by the officer.

11. CANADIAN AND UNITED STATES ACCOUNTING POLICY DIFFERENCES:

     These financial statements have been prepared in accordance with Canadian generally accepted accounting principles (GAAP). In certain aspects GAAP as applied in the United States differs from Canadian GAAP.

CONSOLIDATED BALANCE SHEET DISCLOSURES

Accounts Receivable and Shareholder's Equity

     The employee loan receivable described in Note 10 is included in accounts receivable. Due to the full collateralization of the receivable by Enertec stock, this should be included as a separate line in shareholders' equity. The amounts to be reclassified are $306,930 at September 30, 1998 and $316,538 at April 30, 1999.

Accounts payable and accrued liabilities

     Included in accounts payable and accrued liabilities are the following amounts:

                                                                SEPTEMBER 30,
                                                              ------------------     APRIL 30,
                                                               1997       1998         1999
                                                              -------    -------    -----------
                                                                                    (UNAUDITED)
Trade payables............................................    $10,287    $ 8,661      $3,153
Accrued liabilities.......................................      3,389      4,236         657
                                                              -------    -------      ------
                                                              $13,676    $12,897      $3,810
                                                              =======    =======      ======

Income Taxes

     For U.S. GAAP purposes, income taxes are accounted for in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). SFAS 109 requires the asset and liability method of accounting for income taxes. Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided on deferred tax assets to the extent it is not more likely than not that such deferred tax assets will be realized. Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                         ENERTEC RESOURCE SERVICES INC.

     The following sets forth the tax effects of temporary differences that give rise to significant portions of the deferred tax asset and deferred tax liabilities as they would be calculated under SFAS 109:

                                                               YEARS ENDED
                                                              SEPTEMBER 30,
                                                              -------------    APRIL 30,
                                                              1997    1998       1999
                                                              -----   -----   -----------
                                                                              (UNAUDITED)
Deferred tax assets
  Loss carryforwards........................................  $  --   $   5      $ 100
  Intangible assets.........................................    101     138        193
  Deferred costs............................................    704     159        128
  Valuation allowance.......................................   (508)   (170)       (10)
                                                              -----   -----      -----
Total gross deferred tax assets.............................    297     132        411
Deferred tax liabilities
  Capital assets............................................   (516)    (76)      (216)
                                                              -----   -----      -----
Net deferred tax asset (liability)..........................  $(219)  $  56      $ 195
                                                              =====   =====      =====

Goodwill

     There have not been any writedowns of goodwill.

Capital Stock

     The following information would have been presented on the face of the balance sheet:

        The common shares had no par value at September 30, 1997, September 30, 1998 and April 30, 1999.

        An unlimited number of common shares were authorized at September 30, 1997, September 30, 1998 and April 30, 1999.

        Common shares issued were 7,271,582 at September 30, 1997, 7,057,882 at September 30, 1998 and 6,975,545 at April 30, 1999.

STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

     For U.S. reporting the information contained in the consolidated statement of retained earnings and Note 5, capital stock would be combined, with the continuity of the foreign currency translation account stated below, to develop a complete statement of changes in shareholders' equity.

     The following reflects the continuity of the foreign currency translation account:

Balance, September 30, 1996.................................  $  (55)
  Translation adjustment....................................     120
                                                              ------
Balance, September 30, 1997.................................      65
  Translation adjustment....................................     970
                                                              ------
Balance, September 30, 1998.................................   1,035
  Translation adjustment....................................    (539)
                                                              ------
Balance, April 30, 1999 (unaudited).........................  $  496
                                                              ======

                         ENERTEC RESOURCE SERVICES INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

     For U.S. GAAP, in calculating diluted earnings per share, the diluted weighted average number of shares outstanding is calculated using the treasury method. Under this method, proceeds from the assumed exercise of stock options which are in-the-money relative to the average market price for the period are assumed to be used to purchase outstanding shares at the average market price for the period, this purchase reduces the number of shares assumed to be issued on the exercise of the options.

     The following reflects the diluted weighted average number of shares outstanding for the reported periods:

1996......................................................  6,224,730
1997......................................................  6,994,188
1998......................................................  7,572,990
1998 (Seven months ended April 30, 1998 -- unaudited).....  7,645,089
1999 (Seven months ended April 30, 1999 -- unaudited).....  7,056,398

     The following is the reconciliation of net earnings (loss) between Canadian and U.S. GAAP:

                                                                              SEVEN MONTHS ENDED
                                                        SEPTEMBER 30,              APRIL 30,
                                                  -------------------------   -------------------
                                                  1996     1997      1998       1998       1999
                                                  -----   -------   -------   --------   --------
                                                                                  (Unaudited)
Net earnings (loss) as reported................   $ 963   $ 6,633   $ 5,829   $ 4,315    $(1,809)
Additional income (expense) relating to
  deferred income taxes........................      --      (372)      372       310       (263)
                                                  -----   -------   -------   -------    -------
Net earnings (loss) in accordance with U.S.
  GAAP.........................................   $ 963   $ 6,261   $ 6,201   $ 4,625    $(2,072)
                                                  -----   -------   -------   -------    -------
Net earnings (loss) per common share...........   $0.16   $  0.93   $  0.86   $  0.64    $ (0.30)
                                                  -----   -------   -------   -------    -------
Net earnings (loss) per common share
  -- assuming dilution.........................   $0.15   $  0.90   $  0.82   $  0.60    $ (0.30)
                                                  =====   =======   =======   =======    =======

CONSOLIDATED STATEMENTS OF CHANGES IN FINANCIAL POSITION

     The statement of changes in financial position is substantially the same as the statement of cash flows prepared under U.S. GAAP, except for the following differences:

     For U.S. GAAP, additional disclosure for cash interest and cash taxes paid would be made.

                                                                              SEVEN MONTHS ENDED
                                                       SEPTEMBER 30,               APRIL 30
                                                 -------------------------    ------------------
                                                  1996     1997      1998      1998       1999
                                                 ------   ------    ------    -------    -------
                                                                                 (Unaudited)
Interest paid.................................   $  780   $  426    $  243    $  131     $  279
Taxes paid....................................    1,788       53     2,522     1,410      2,448

     The line headings, Cash flow from operations could not be presented under U.S. GAAP.

                         ENERTEC RESOURCE SERVICES INC.

     Under U.S. GAAP, bank indebtedness is considered a financing activity and non-cash activities are excluded. In 1996, cash used in investing and cash provided from issue of common shares would be decreased by $365,000 in respect of the 107,116 common shares issued on the PowerProbe acquisition. The following lines would be added or changed to reflect these differences:

                                                                               SEVEN MONTHS ENDED
                                                       SEPTEMBER 30,                APRIL 30,
                                               -----------------------------   -------------------
                                                1996       1997       1998       1998       1999
                                               -------   --------   --------   --------   --------
                                                                                   (Unaudited)
Financing:
  Issue of common shares....................   $    44   $  7,960   $    168   $    89    $   458
  Bank indebtedness.........................       772     (2,716)       365       323      1,853
Total financing activities..................      (870)    (2,086)    (1,525)      (51)     1,098
Total investing activities..................    (4,219)   (10,833)   (16,247)  (10,687)    (4,739)
Increase (decrease) in cash position........       (75)     4,566     (4,377)   (4,174)       127
Cash position, beginning of period..........       277        202      4,768     4,768        391
Cash position, end of period................       202      4,768        391       594        518

12. SUBSEQUENT EVENT:

     The Company signed a definitive combination agreement (the "Agreement") dated March 30, 1999, with Veritas DGC Inc. ("Veritas DGC") and Veritas Energy Services Inc. ("VESI"). Consummation of the Agreement is subject to a number of conditions, including regulatory clearances in Canada and the United States, judicial clearance in Canada and formal approval by the shareholders of each company which is a party to the Agreement. It is anticipated that the transaction will close during August 1999.

     Veritas DGC, a Delaware corporation, provides seismic data acquisition services, data processing services and multi-client data sales to the oil and gas industry in selected markets worldwide. Veritas DGC acquires seismic data in land, in marine and in marsh, swamp and tidal environments and processes data acquired by its own crews and by other operators. Veritas DGC's principal executive offices are located in Houston, Texas.

     Under the terms of the Agreement, at the effective time, each Enertec common share will be transferred to VESI in exchange and as sole consideration for 0.345 (the "Exchange Ratio") of a VESI exchangeable share. At any time during a period of ten years from the effective time, the holders of these VESI exchangeable shares will be able to exchange any or all such shares for an equal number of shares of Veritas DGC common stock. However, if during this ten year period, certain minimum levels of exchangeable shares are reached within VESI, then VESI is permitted to redeem any remaining VESI exchangeable shares for an equal number of shares of Veritas DGC common stock.

     At the effective time, pursuant to the Agreement, the articles of Enertec will be amended to delete the Class 1 preferred shares from the authorized capital. Veritas DGC will issue to a trustee a special voting share for the benefit of the holders of the VESI exchangeable shares. The trustee will hold this voting share pursuant to the terms of a voting and exchange trust agreement. This agreement will entitle the trustee, at any meeting at which Veritas DGC stockholders are entitled to vote, to exercise a number of votes equal to the number of VESI exchangeable shares outstanding at such time and not held by Veritas DGC or entities controlled by Veritas DGC. These voting rights will be exercised by the trustee only on instructions received, from time to time, from the holders of the VESI exchangeable shares not held by Veritas DGC or entities controlled by Veritas DGC.

     Also at the effective time, pursuant to the Agreement, each Enertec stock option will be exchanged for an option under the Veritas DGC stock option plan. The number of options on Veritas DGC common stock received on such exchange will be equal to the number of Enertec common shares subject to the Enertec stock option at the effective time multiplied by the Exchange Ratio, rounded down to the nearest whole number. The exercise

                         ENERTEC RESOURCE SERVICES INC.

price per share of Veritas DGC common stock will be equal to the exercise price per share of the option in respect of such Enertec common shares, immediately prior to the effective time, divided by the Exchange Ratio. The exercise price will be decreased by the amount attributable to any rounding down of shares. This exercise price will be converted into U.S. dollars.

     The transaction is anticipated to be accounted for using the purchase method of accounting under United States generally accepted accounting principles.

                                    ANNEX A

                        FORMS OF ARRANGEMENT RESOLUTIONS

                        RESOLUTION FOR CONSIDERATION AT
           THE SPECIAL MEETING OF THE SHAREHOLDERS AND OPTIONHOLDERS

                                       OF

                         ENERTEC RESOURCE SERVICES INC.
                              (THE "CORPORATION")

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1. the arrangement involving the Corporation (the "Arrangement") under section 186 of the Business Corporations Act (Alberta) (the "ABCA"), as more particularly described in the Joint Management Information Circular and Proxy Statement of the Corporation, Veritas DGC Inc. and Veritas Energy Services Inc. (the "Joint Proxy Statement") accompanying the notice of this meeting is hereby authorized, approved and adopted;

2. the plan of arrangement involving the Corporation, the full text of which is set out as Annex D to the Joint Proxy Statement is hereby approved and adopted;

3. notwithstanding the passing of this resolution by shareholders and optionholders or the approval of the Court of Queen's Bench of Alberta, the Board of Directors of the Corporation, without further notice to or approval of shareholders or optionholders, may decide not to proceed with the Arrangement or may revoke the resolution at any time prior to the Arrangement becoming effective pursuant to the ABCA; and

4. the proper officers of the Corporation are hereby authorized and directed for and on behalf of the Corporation to execute or cause to be executed and to deliver or cause to be delivered all such documents, agreements and instruments and to do or cause to be done all such other acts and things as such officers of the Corporation shall determine to be necessary or desirable in order to carry out the intent of the foregoing paragraphs of this resolution and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.

                        RESOLUTION FOR CONSIDERATION AT
              THE SPECIAL MEETING OF THE EXCHANGEABLE SHAREHOLDERS

                                       OF

                          VERITAS ENERGY SERVICES INC.
                              (THE "CORPORATION")

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1. the arrangement involving the Corporation (the "Arrangement") under section 186 of the Business Corporations Act (Alberta) (the "ABCA"), as more particularly described in the Joint Management Information Circular and Proxy Statement of the Corporation, Veritas DGC Inc. and Enertec Resource Services Inc. (the "Joint Proxy Statement") accompanying the notice of this meeting is hereby authorized, approved and adopted;

2. the plan of arrangement involving the Corporation, the full text of which is set out as Annex D to the Joint Proxy Statement is hereby approved and adopted;

3. notwithstanding the passing of this resolution by exchangeable shareholders or the approval of the Court of Queen's Bench of Alberta, the Board of Directors of the Corporation, without further notice to or approval of exchangeable shareholders, may decide not to proceed with the Arrangement or may revoke the resolution at any time prior to the Arrangement becoming effective pursuant to the ABCA; and

4. the proper officers of the Corporation are hereby authorized and directed for and on behalf of the Corporation to execute or cause to be executed and to deliver or cause to be delivered all such documents, agreements and instruments and to do or cause to be done all such other acts and things as such officers of the Corporation shall determine to be necessary or desirable in order to carry out the intent of the foregoing paragraphs of this resolution and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.

                                    ANNEX B

                             COMBINATION AGREEMENT

                   AMENDED AND RESTATED COMBINATION AGREEMENT


     THIS COMBINATION AGREEMENT (this "Agreement") is entered into as of March 30, 1999, and amended and restated as of June 25, 1999 and July 29, 1999, by and among Veritas DGC Inc., a Delaware corporation ("Veritas"), Veritas Energy Services Inc., an Alberta corporation ("VESI") and Enertec Resource Services Inc., an Alberta corporation ("Enertec").


                                    RECITALS

     WHEREAS, the respective boards of directors of Veritas, VESI and Enertec have approved the transactions contemplated by this Agreement.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                    GENERAL

1.1 PLAN OF ARRANGEMENT.

     As promptly as practicable after the execution of this Agreement, Enertec, on a joint basis with VESI, will apply to the Court of Queen's Bench of Alberta (the "Court") pursuant to Part 15 of the Business Corporations Act (Alberta) (the "ABCA") for an interim order in form and substance satisfactory to Veritas (such approval not to be unreasonably withheld or delayed) (the "Interim Order") providing for, among other things, the calling and holding of the Enertec Meeting (as defined below) and the VESI Meeting (as defined below) for the purposes of considering and, if deemed advisable, approving the arrangement (the "Arrangement") under Part 15 of the ABCA and pursuant to this Agreement and the Plan of Arrangement substantially in the form of Exhibit A hereto (the "Plan of Arrangement"). If the Enertec shareholders and optionholders and the VESI exchangeable shareholders approve the Arrangement, thereafter Enertec, on a joint basis with VESI, will take the necessary steps to submit the Arrangement to the Court and apply for a final order of the Court approving the Arrangement in such fashion as the Court may direct (the "Final Order"). At 12:01 a.m. (the "Effective Time") on the date (the "Effective Date") shown on the certificate of arrangement issued by the Registrar under the ABCA giving effect to the Arrangement the following steps shall occur and shall be deemed to occur in the following order without any further act or formality:

     (a) The articles of Enertec shall be amended to delete the Class 1 Preferred Shares from the authorized share capital;

     (b)   The articles of VESI shall be amended to:

        (i) delete Section 4.1(c) of the provisions attaching to the existing exchangeable shares of VESI (the "Exchangeable Shares") and to substitute therefor the following:

             "(c) except as provided for in the rights, privileges, restrictions and conditions attaching to the Class A Exchangeable Shares, or any series thereof, redeem or purchase any other shares of the Corporation ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution;"

        (ii) delete Section 4.1(d) of the provisions attaching to the Exchangeable Shares and to substitute therefor the following:

             "(d)  issue any Exchangeable Shares other than by way of stock dividends to the holders of such Exchangeable Shares or as contemplated by the Support Agreement; or";

        (iii) delete Section 4.1(e) of the provisions attaching to the Exchangeable Shares and to substitute therefor the following:

             "(e)  except for the designation of one or more further series of
                 Class A Exchangeable Shares, amend the articles or by-laws of the Corporation.";

        (iv) delete the third sentence of Section 6.6 of the provisions attaching to the Exchangeable Shares and to substitute therefor the following:

                 "In any case in which the redemption by the Corporation of Retracted Shares, or the redemption by the Corporation of any Class A Exchangeable Shares, would be contrary to liquidity or solvency requirements or other provisions of applicable law, the Corporation shall redeem Retracted Shares and Class A Exchangeable Shares on a PRO RATA basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation.";

        (v) delete the restriction set out in Section 2.1(f) of that Plan of Arrangement attached to that Certificate of Amendment of VESI dated August 30, 1996;

        (vi) increase the number of authorized common shares in the capital of VESI to an unlimited number of common shares;

        (vii) authorize a further class of exchangeable shares, ranking pari passu with the Exchangeable Shares, unlimited in number, issuable in series and having the terms and conditions set forth in the Plan of Arrangement (the "Class A Exchangeable Shares");

        (viii) designate the first series of Class A Exchangeable Shares as "Class A Exchangeable Shares Series 1" limited in number to 25,000,000 shares and having the terms and conditions set forth in the Plan of Arrangement (the "Series 1 Exchangeable Shares"); and

        (ix)  add the following provision to part 7 of such articles:

             "Meetings of shareholders of the Corporation shall be held in the location determined by the directors of the Corporation, and may be held in Houston, Texas, or at any location within Alberta.";

     (c) That Support Agreement dated August 30, 1996 between Veritas and VESI shall be amended to delete Section 2(i) thereof and to substitute therefor the following:

        "(i) OWNERSHIP OF OUTSTANDING SHARES. Without the prior approval of Veritas and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 of the Exchangeable Share Provisions, Digicon covenants and agrees in favour of Veritas that, as long as any outstanding Exchangeable Shares are owned by any person or entity other than Digicon or any of its Subsidiaries, Digicon will be and remain the direct or indirect beneficial owner of all issued and outstanding shares in the capital of Veritas and all outstanding securities of Veritas carrying or otherwise entitled to voting rights in any circumstances, in each case other than the Exchangeable Shares and other than the Class A Exchangeable Shares of Veritas.";

     (d) Subject to the approval of CIBC Mellon Trust Company (the "Depositary"), that Voting and Exchange Trust Agreement dated August 30, 1996 between Veritas, VESI and the Depositary (as successor to The R-M Trust Company) shall be amended to delete the definition of "Insolvency Event" and to substitute the following:

        " 'Insolvency Event' means the institution by Veritas of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound-up, or the consent of Veritas to the institution of bankruptcy, insolvency, dissolution or winding-up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies' Creditors Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by Veritas to contest in good faith any such proceedings commenced in respect of Veritas within 15 days of becoming aware thereof, or the consent by Veritas to the filing of any such petition or to the appointment of a receiver, or the making by Veritas of a general assignment for the benefit of creditors, or the admission in writing by Veritas of its inability to pay its debts generally as they become due, or Veritas not being permitted, pursuant to liquidity or solvency requirements of applicable law, to redeem any Exchangeable Shares in accordance with the terms thereof or to redeem any shares of any series of Class A Exchangeable Shares of the Corporation in accordance with the terms thereof.";

     (e) Each of the common shares of Enertec (the "Enertec Common Shares") (other than Enertec Common Shares held by holders who have exercised their rights of dissent in accordance with the Plan of Arrangement and who are ultimately entitled to be paid the fair value for such shares) will be transferred to VESI in consideration for a number of Series 1 Exchangeable Shares at an exchange ratio equal to 0.345 of a Series 1 Exchangeable Share for each Enertec Common Share (the "Exchange Ratio"), and each such holder of Enertec Common Shares will receive that whole number of Series 1 Exchangeable Shares resulting from the transfer of such holder's Enertec Common Shares. In lieu of fractional Series 1 Exchangeable Shares, each holder of an Enertec Common Share who otherwise would be entitled to receive a fraction of a Series 1 Exchangeable Share shall be paid by VESI an amount determined in accordance with the Plan of Arrangement;

     (f)   Upon the transfer of shares referred to in Section 1.1(e) above:

        (i) each holder of an Enertec Common Share shall cease to be such a holder, shall have his name removed from the register of holders of Enertec Common Shares and shall become a holder of the number of fully paid Series 1 Exchangeable Shares to which he is entitled as a result of the transfer referred to in Section 1.1(e) above and such holder's name shall be added to the register of holders of Series 1 Exchangeable Shares accordingly;

        (ii) VESI shall become the legal and beneficial owner of all of the Enertec Common Shares so transferred; and

        (iii) the Shareholders Rights Plan Agreement between Enertec and Montreal Trust Company of Canada made as of December 11, 1997, as amended and restated as of March 6, 1998 (the "Enertec Rights Agreement"), and all outstanding Rights (as defined in such agreement) will be terminated, void and of no further force or effect;

     (g) Holders of Enertec Common Shares shall be entitled to make an income tax election pursuant to section 85 of the Income Tax Act (Canada) (the "ITA") with respect to the transfer of their Enertec Common Shares to VESI referred to in Section 1.1(e) by providing two signed copies of the necessary election forms to VESI within 90 days following the Effective Date, duly completed with the details of the number of shares transferred and the applicable agreed amounts for the purposes of such elections. Thereafter, subject to the election forms complying with the provisions of the ITA, the forms will be signed by VESI and returned to such holders of Enertec Common Shares within 180 days following the Effective Date for filing with Revenue Canada;

     (h) Veritas shall issue to and deposit with the Depositary the Voting Share (as defined in the Voting and Exchange Trust Agreement (as defined herein)), in consideration of the payment to Veritas of US $1, to be thereafter held by the Depositary as trustee for and on behalf of, and for the use and benefit of, the holders of the Series 1 Exchangeable Shares, in accordance with the Voting and Exchange Trust Agreement; and

     (i) Each of the then outstanding options to purchase Enertec Common Shares (collectively, the "Enertec Options") (which includes all outstanding options granted under Enertec's stock option plan (the "Enertec Option Plan") will and without any further action on the part of any holder thereof (herein, an "optionholder"), be exchanged for an option (collectively, the "Veritas Options") under the Third Amended and Restated 1992 Employee Nonqualified Stock Option Plan (the "Veritas Option Plan") to purchase that number of shares of the common stock, $.01 par value per share, of Veritas (the "Veritas Common Stock") determined by multiplying the number of Enertec Common Shares subject to such Enertec Option at the Effective Time by the Exchange Ratio, at an exercise price per share of Veritas Common Stock equal to the exercise price per share of such Enertec Option immediately prior to the Effective Time, divided by the Exchange Ratio. Such option price shall be converted into a United States dollar equivalent based on the rate of exchange applicable at the Effective Time as stated in that edition of The Wall Street Journal next published after the Effective Time. If the foregoing calculation results in an exchanged Enertec Option being exercisable for a fraction of a share of Veritas Common Stock, then the number of shares of Veritas Common Stock subject to such option will be rounded down to the nearest whole number of shares, and the total exercise price for the Veritas Option will be reduced by the exercise price of the fractional share. Each Veritas Option shall be:

        (i)   fully vested immediately after the Effective Time; and

        (ii) for a term commencing at the Effective Time and ending as follows:

             (A)  for each optionholder who:

                 (1) is an Enertec director, officer or employee as at the Effective Time (a "Current optionholder"); and

                 (2) after the Effective Time is employed or retained by Veritas, Enertec or one of their Subsidiaries,

                 on the date as set forth in subsections 5(b) and (d) of the Enertec Option Plan;

             (B) for each Current optionholder who at the Effective Time is not retained as a director, officer or employee of Veritas, Enertec or one of their Subsidiaries, on the date that is the first business day on or immediately after the date that is 90 days after the later of the Effective Date and the date such director, officer or employee is terminated; or

             (C) notwithstanding the provisions of (A) and (B) above, the Enertec Option Plan or the Veritas Option Plan, for each Current optionholder with an executive termination contract of the type set out and disclosed in paragraph 5(e)(i) of the Enertec Disclosure Letter (as defined below) (an "Executive Termination Contract"), on the current expiry date of such option (the sixth anniversary date).

    The term, exercisability, and all other terms and conditions of the Enertec Options exchanged in accordance with this Section 1.1(i) will otherwise be unchanged by the provisions of this Section 1.1(i) and shall operate in accordance with their terms and the Veritas Option Plan shall be amended accordingly as required.

1.2 ALLOCATION OF CONSIDERATION.

     It is acknowledged and agreed that:

     (a) the sole consideration to be received by the holders of Enertec Common Shares for the transfer of such shares to VESI contemplated in Section 1.1(e) shall be the Series 1 Exchangeable Shares issued in connection with such transfer as contemplated in Section 1.1(e); and

     (b) all other rights and benefits received by the holders of Enertec Common Shares in connection with the consummation of the Arrangement shall be in consideration of the grant by such holders to Veritas of Veritas' rights in respect of the Series 1 Exchangeable Shares and the other consideration received by Veritas from the holders of Enertec Common Shares (excluding the Enertec Common Shares) including, without limitation, the termination of the Rights (as defined in the Enertec Rights Agreement).

1.3 ADJUSTMENTS FOR CAPITAL CHANGES.

     If, prior to the Effective Time, Veritas or Enertec recapitalizes through a subdivision of its outstanding shares into a greater number of shares, or a combination of its outstanding shares into a lesser number of shares, or reorganizes, reclassifies or otherwise changes its outstanding shares into the same or a different number of shares of other classes, or declares a dividend on its outstanding shares payable in shares of its capital stock or securities convertible or exchangeable into shares of its capital stock, then the Exchange Ratio will be adjusted appropriately so as to maintain the relative proportionate interests of the holders of Enertec Common Shares and the holders of the shares of Veritas Common Stock. No such changes shall be made by either Veritas or Enertec other than those made in accordance with this Agreement.

1.4 DISSENTING SHARES.

     Holders of Enertec Common Shares may exercise rights of dissent with respect to such shares in connection with the Arrangement pursuant to and in the manner set forth in Section 184 of the ABCA and Section 3.1 of the Plan of Arrangement (such holders referred to as "Dissenters" or as "Dissenting Shareholders"). Enertec shall give Veritas (i) prompt notice of any written demands of a right of dissent, withdrawals of such demands, and any other instruments served pursuant to the ABCA and received by Enertec and (ii) the opportunity to participate in all negotiations and proceedings with respect to such rights. Without the prior written consent of Veritas, acting reasonably, except as required by applicable law, Enertec shall not make any payment with respect to any such rights or offer to settle or settle any such rights. All payments to Dissenters shall be the sole responsibility of Enertec, and Veritas will not directly or indirectly provide any funds for the purposes of making payments to Dissenters. In the event that Enertec does not have sufficient funds to make payments to Dissenters, Enertec will undertake to borrow the funds necessary to make such payments from sources other than Veritas or any Veritas Subsidiary (as defined below). Holders of Exchangeable Shares may exercise rights of dissent with respect to such shares in connection with the Arrangement pursuant to and in the manner set forth in Section 184 of the ABCA and Section
3.1 of the Plan of Arrangement. All payments to dissenting shareholders of VESI shall be the sole responsibility of Veritas, and Enertec will not directly or indirectly provide any funds for the purposes of making payments to such dissenters. In the event that Veritas does not have sufficient funds to make payments to such dissenters, Veritas will undertake to borrow the funds necessary to make such payments from sources other than Enertec or any Enertec Subsidiary (as defined below).

1.5 OTHER EFFECTS OF THE ARRANGEMENT.

     At the Effective Time: (a) the bylaws of Enertec immediately prior to the Effective Time will continue as the bylaws of Enertec, subject to later amendment; (b) the directors of Enertec will be those appointed by VESI; (c) the officers of Enertec will be as designated by the board of directors of Enertec prior to the Effective Time, subject to later removal and appointment of other officers; (d) each Enertec Common Share and each Enertec Option outstanding immediately prior to the Effective Time will be transferred or exchanged, as applicable, as provided in Section 1.1; and (e) the Arrangement will, from and after the Effective Time, have all of the effects provided by applicable law, including, without limitation, the ABCA.

1.6 AMENDED VERITAS CHARTER.

     Prior to the Closing, Veritas shall have amended its certificate of incorporation to read as set forth in Exhibit B hereto (the "Restated Veritas Charter").

1.7 JOINT PROXY STATEMENT; S-3 REGISTRATION STATEMENT.

     (a) As promptly as practicable after execution of this Agreement, Veritas and Enertec, jointly with VESI, shall prepare and file with the Securities and Exchange Commission (the "SEC") a preliminary joint management information circular and proxy statement (the "Joint Proxy Statement"), together with any other documents required by the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with the Arrangement and the other transactions contemplated hereby. The Joint Proxy Statement shall constitute (i) the management information circular of Enertec with respect to the meeting of shareholders and optionholders of Enertec with respect to the Arrangement and the approval of certain matters in connection therewith (the "Enertec Meeting"),
(ii) the management information circular of VESI with respect to the meeting of exchangeable shareholders of VESI with respect to the Arrangement and the approval of certain matters in connection therewith (the "VESI Meeting"), and
(iii) the proxy statement of Veritas with respect to the meeting of stockholders of Veritas with respect to the approval of the Restated Veritas Charter (the "Veritas Stockholders Meeting"). As promptly as practicable after the preliminary Joint Proxy Statement is cleared by the SEC, Veritas, VESI and Enertec shall cause the Joint Proxy Statement to be mailed to the applicable stockholders of Veritas, the shareholders and optionholders of Enertec and the exchangeable shareholders of VESI. Veritas and Enertec, jointly with VESI, shall prepare and file with the SEC a request for no action seeking to confirm the availability of an exemption pursuant to Section 3(a)(10) of the Securities Act with respect to the issuance of the Series 1 Exchangeable Shares pursuant to the

Arrangement, and if such exemption is not available, Veritas and VESI will file a registration statement on Form F-4 or other applicable form (the "Form F-4") with the SEC and use their best efforts to cause it to be declared effective. If Veritas determines on the advice of its outside counsel (with the concurrence of outside counsel for Enertec) that it is necessary to file a registration statement on Form S-3 (the "Form S-3") in order to register the Veritas Common Stock to be issued from time to time after the Effective Time upon exchange of the Series 1 Exchangeable Shares, then Veritas shall file the Form S-3 with the SEC and use its best efforts to maintain the effectiveness of such registration for the period that such Series 1 Exchangeable Shares remain outstanding, and Veritas shall use its best efforts (with the reasonable cooperation of Enertec, if required) to cause the Form S-3 to become effective. Notwithstanding anything herein to the contrary, Veritas shall be under no obligation to file the Form S-3 if it shall have determined on the advice of its outside counsel (with the concurrence of outside counsel for Enertec) that the issuance of shares of Veritas Common Stock upon exchange of the Series 1 Exchangeable Shares after the Effective Time is exempt from the registration requirements of Section 5 of the Securities Act by virtue of Section 3(a)(9) and/or 3(a)(10) thereof. In connection with such determination, Veritas, VESI and Enertec shall prepare and file with the SEC a request for no action seeking to confirm the availability of such an exemption.

     (b) Each party shall promptly furnish to the other parties all information concerning such party and its stockholders as may be reasonably required in connection with any action contemplated by this Section 1.7. The Joint Proxy Statement and, if required, the Form S-3, shall comply in all material respects with all applicable requirements of law. Each of Veritas, VESI and Enertec will notify the others promptly of the receipt of any comments from the SEC and of any request by the SEC for amendments or supplements to the Joint Proxy Statement or the Form F-4 and Form S-3, if required, or for additional information, and will supply the other with copies of all correspondence with the SEC with respect to the Joint Proxy Statement or the Form F-4 and Form S-3, if required. Whenever any event occurs which should be set forth in an amendment or supplement to the Joint Proxy Statement or the Form S-3, if required, Veritas, VESI or Enertec, as the case may be, shall promptly inform the others of such occurrence and cooperate in filing with the SEC, and/or mailing to stockholders of Veritas, Enertec and VESI as may be applicable, such amendment or supplement.

     (c) Veritas, VESI and Enertec shall take any action required to be taken under any applicable provincial or state securities laws (including "blue sky" laws) in connection with the issuance of the Veritas Common Stock and the Arrangement; provided, however, that with respect to the blue sky and Canadian provincial qualifications, neither Veritas, Enertec nor VESI shall be required to register or qualify as a foreign corporation or reporting issuer (other than Alberta and Ontario, Canada, in the case of Enertec and VESI, and Delaware in the case of Veritas) where any such entity is not now so registered or qualified except as to matters and transactions arising solely from the offer and sale of the Veritas Common Stock or the issuance of the Series 1 Exchangeable Shares.

1.8 MATERIAL ADVERSE EFFECT.

     In this Agreement, any reference to any event, change or effect being "material" with respect to any entity or group of entities means any material event, change or effect related to the condition (financial or otherwise), properties or business of such entity or group of entities. In this Agreement, the term "Material Adverse Effect" used with respect to any party means any event, change or effect that is materially adverse to the condition (financial or otherwise), properties or business of such party and its subsidiaries, taken as a whole; provided that, a Material Adverse Effect shall not include any adverse effect resulting from changes in general economic conditions or conditions generally affecting the industries in which Veritas, VESI or Enertec operate, including without limitation, fluctuations in the prices of petroleum, natural gas and related hydrocarbons and fluctuations in the demand for the parties' products and services that result from fluctuations in such prices.

1.9 CURRENCY.

     Unless otherwise specified, all references in this Agreement to "dollars" or "$" shall mean United States dollars.

                                   ARTICLE II
                   REPRESENTATIONS AND WARRANTIES OF ENERTEC

     Except as set forth in a letter dated the date of this Agreement and delivered by Enertec to Veritas concurrently herewith (the "Enertec Disclosure Letter"), Enertec hereby represents and warrants to Veritas and VESI that:

2.1 ORGANIZATION AND STANDING.

     Enertec and each partnership, joint venture, corporation, association or other business entity of which more than 50% of the total voting power of shares of stock or units of ownership or beneficial interest entitled to vote in the election of directors (or members of a comparable governing body) is owned or controlled, directly or indirectly, by Enertec (the "Enertec Subsidiaries"), is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, has full requisite power and authority to carry on its business as it is currently conducted, and to own, lease and operate the properties currently owned, leased and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation or organization authorized to do business in all jurisdictions in which the character of the properties owned or leased or the nature of the business conducted by it would make such qualification or licensing necessary, except where the failure to be so qualified or licensed would not have a Material Adverse Effect on Enertec. The Enertec Disclosure Letter sets forth a complete list of the Enertec Subsidiaries, the percentage of each subsidiary's outstanding capital stock or other ownership interest owned by Enertec or another Enertec Subsidiary (and a description of any lien, charge, mortgage, security interest, option, preferential purchase right or other right or interest of any other person (collectively, an "Encumbrance") on such stock or other ownership interest) and a complete list of each jurisdiction in which each of Enertec and each Enertec Subsidiary is duly qualified and in good standing to do business. Enertec is a taxable Canadian corporation (within the meaning of the ITA).

2.2 AGREEMENT AUTHORIZED AND ITS EFFECT ON OTHER OBLIGATIONS.

     (a) Enertec has all requisite corporate power and authority to enter into this Agreement and, subject to approval of this Agreement and the Arrangement by the shareholders and optionholders of Enertec and approval by the Court, to perform its obligations hereunder and to consummate the Arrangement and the other transactions contemplated by this Agreement. The execution and delivery of this Agreement by Enertec and, subject to approval of this Agreement and the Arrangement by the shareholders and optionholders of Enertec and approval by the Court, the consummation by Enertec of the Arrangement and the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Enertec. This Agreement has been duly executed and delivered by Enertec and is the valid and binding obligation of Enertec, enforceable in accordance with its terms, except that such enforceability may be subject to (i) bankruptcy, insolvency, reorganization or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles.

     (b) Neither the execution, delivery and performance of this Agreement or the Arrangement by Enertec, nor the consummation of the transactions contemplated hereby or thereby by Enertec nor compliance with the provisions hereof or thereof by Enertec will: (i) conflict with, or result in any violations of, the articles or bylaws of Enertec or any equivalent document of any of the Enertec Subsidiaries, as amended, or (ii) result in any breach of or cause a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in, or the loss of any material benefit under, or result in the creation of any Encumbrance upon any of the material properties or assets of Enertec or any of the Enertec Subsidiaries under any term, condition or provision of any loan or credit agreement, note, bond, mortgage, indenture, lease or other material agreement, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Enertec or any of the Enertec Subsidiaries or their respective properties or assets, other than any such breaches, defaults, losses, or encumbrances which, individually or in the aggregate, would not have a Material Adverse Effect on Enertec.

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2.3 GOVERNMENTAL CONSENTS.

     No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (each a "Governmental Entity"), is required to be obtained by Enertec or any of the Enertec Subsidiaries in connection with the execution and delivery of this Agreement or the Plan of Arrangement or the consummation of the transactions contemplated hereby or thereby, except for: (i) the filing with the applicable Canadian provincial securities commissions or regulatory authorities (the "Commissions") and the Court and the mailing to shareholders and optionholders of Enertec of the Joint Proxy Statement relating to the Enertec Meeting to be held with respect to the approval of this Agreement and the Arrangement, (ii) the furnishing to the SEC of such reports and information under the Exchange Act and the rules and regulations promulgated by the SEC thereunder, as may be required in connection with this Agreement and the transactions contemplated hereby (the "SEC Filings"); (iii) approval by the Court of the Arrangement and the filings of the articles of arrangement and other required arrangement or other documents as required by the ABCA; (iv) such filings, authorizations, orders and approvals as may be required under state "control share acquisition," "anti-takeover" or other similar statutes, any other applicable federal, provincial or state securities laws and the rules of The New York Stock Exchange ("NYSE") or The Toronto Stock Exchange ("TSE"); (v) such filings and notifications as may be necessary under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"); (vi) such notices and filings as may be necessary under the Investment Canada Act and under the Competition Act (Canada); and (vii) where the failure to obtain such consents, approvals, etc., would not prevent or delay the consummation of the Arrangement or otherwise prevent Enertec from performing its obligations under this Agreement and would not reasonably be expected to have a Material Adverse Effect on Enertec.

2.4 CAPITALIZATION.

     The authorized capital stock of Enertec consists of an unlimited number of Enertec Common Shares and an unlimited number of Class 1 Preferred Shares. At the close of business on March 22, 1999, 6,931,668 Enertec Common Shares were issued and outstanding, no Class 1 Preferred Shares were issued and outstanding and no Enertec Common Shares were held by Enertec in its treasury. As of March 22, 1999, (i) an aggregate of 827,719 Enertec Common Shares were reserved for issuance pursuant to outstanding Enertec Options granted under the Enertec Option Plan and (ii) a number of Enertec Common Shares equal to the aggregate of the number of issued and outstanding Enertec Common Shares and the number of Enertec Common Shares reserved for issuance pursuant to the Enertec Options were reserved for issuance pursuant to the Enertec Rights Agreement. All issued and outstanding Enertec Common Shares have been duly authorized, validly issued and are fully paid and non-assessable. The Enertec Common Shares are now (and will immediately prior to the Effective Time be) listed and posted for trading on the TSE.

2.5 SECURITIES REPORTS AND FINANCIAL STATEMENTS.

     Enertec has filed all forms, reports and documents required to be filed by it by the Commissions, the TSE, or pursuant to relevant Canadian securities statutes, regulations, policies and rules (collectively, the "Enertec Securities Reports"), all of which have complied at their respective dates of filing in all material respects with all applicable requirements of such statutes, regulations, policies and rules. None of the Enertec Securities Reports, at the time filed or as subsequently amended, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of Enertec contained in the Enertec Securities Reports complied in all material respects with the then applicable accounting requirements and the published rules and regulations of the relevant Canadian securities statutes with respect thereto, were prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis during the periods involved (except as may have been indicated in the notes thereto or, in the case of unaudited statements, as permitted by applicable laws, rules or regulations) and fairly present (subject, in the case of the unaudited statements, to normal, year-end audit adjustments) the consolidated financial position of Enertec and its consolidated Enertec Subsidiaries as at the respective dates thereof and the consolidated results of their operations and cash flows for the respective periods then ended. There has been no change in Enertec's

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accounting policies or the methods of making accounting estimates or changes in estimates that are material to such financial statements, except as described in the notes thereto.

2.6 LIABILITIES.

     Enertec and the Enertec Subsidiaries do not have any material liabilities or obligations, either accrued, absolute, contingent, or otherwise, or have any knowledge of any potential liabilities or obligations, other than those (i) disclosed in the Enertec Securities Reports, (ii) set forth in the Enertec Disclosure Letter or (iii) incurred in the ordinary course of business since December 31, 1998.

2.7 INFORMATION SUPPLIED.

     None of the information supplied or to be supplied by Enertec for inclusion or incorporation by reference in the Joint Proxy Statement (and, if filed, the Form S-3) will, at the time the Joint Proxy Statement is mailed to the shareholders of Enertec and at the time of the Enertec Meeting (and, if filed, at the time the Form S-3 is declared effective), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Joint Proxy Statement will comply as to form in all material respects with the provisions of the ABCA and applicable Canadian securities laws and the rules and regulations of the Commissions and the TSE.

2.8 NO DEFAULTS.

     Neither Enertec nor any Enertec Subsidiary is, or has received notice that it would be with the passage of time, in default or violation of any term, condition or provision of (i) its charter documents or bylaws; (ii) any judgment, decree or order applicable to it; or (iii) any loan or credit agreement, note, bond, mortgage, indenture, material contract, agreement, lease, license or other instrument to which Enertec or any Enertec Subsidiary is now a party or by which it or any of its properties or assets may be bound, except in the case of item (iii) for defaults and violations which, individually or in the aggregate, would not have a Material Adverse Effect on Enertec.

2.9 LITIGATION; INVESTIGATIONS.

     There is no claim, action, suit or proceeding pending or, to the knowledge of Enertec, threatened, which would, if adversely determined, individually or in the aggregate, have a Material Adverse Effect on Enertec, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against Enertec or any of the Enertec Subsidiaries having, or which, insofar as reasonably can be foreseen, in the future could have, any such effect. There is no investigation pending or, to the knowledge of Enertec, threatened, against Enertec or any of the Enertec Subsidiaries before any Governmental Entity.

2.10 ABSENCE OF CERTAIN CHANGES AND EVENTS.

     Other than as a result of the transactions contemplated by this Agreement, since December 31, 1998, there has not been:

     (a) Financial Change. Any material adverse change in the financial condition, operations, assets, liabilities or business of Enertec or the Enertec Subsidiaries;

     (b) Property Damage. Any material damage, destruction, or loss to the business or properties of Enertec or the Enertec Subsidiaries (whether or not covered by insurance);

     (c) Dividends or Redemptions. Any declaration, setting aside, or payment of any dividend or other distribution in respect of the capital stock of Enertec, or any direct or indirect redemption, purchase or any other acquisition by Enertec of any such stock except for Enertec Common Shares repurchased prior to the date hereof by Enertec for cancellation pursuant to Enertec's normal course issuer bid;

     (d) Capitalization Change. Any change in the capital stock or in the number of shares or classes of Enertec's authorized or outstanding capital stock as described in Section 2.4 (other than as a result of exercises of currently outstanding Enertec Options);

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     (e)     Labor Matters. Any labor dispute or charge of unfair labor practice
(other than routine individual grievances), any activity or proceeding by a labor union or representative thereof to organize any employees of Enertec or any Enertec Subsidiary or, to the knowledge of Enertec, any campaign being conducted to solicit authorization from employees to be represented by such labor union; or

     (f) Other Material Changes. Any other event or condition known to Enertec particularly pertaining to and adversely affecting the operations, assets or business of Enertec or the Enertec Subsidiaries (other than events or conditions which are of a general or industry-wide nature and of general public knowledge) which would constitute a Material Adverse Effect on Enertec.

2.11 ADDITIONAL ENERTEC INFORMATION.

     The Enertec Disclosure Letter contains true, complete and correct lists of the following items with respect to Enertec and the Enertec Subsidiaries, and Enertec agrees that upon the request of Veritas, it will furnish to Veritas true, complete and correct copies of any documents referred to in such lists:

     (a) Real Estate. All real property and structures thereon owned, leased or subject to a contract of purchase and sale, or lease commitment, with a description of the nature and amount of any Encumbrance thereon;

     (b) Insurance. All insurance policies or bonds currently maintained, including title insurance policies, including those covering properties, buildings, machinery, equipment, fixtures, employees and operations, as well as a listing of any premiums, audit adjustments or retroactive adjustments due or pending on such policies or any predecessor policies;

     (c) Material Contracts. All contracts which involve, or may involve, aggregate payments by any party thereto of $500,000 or more, which are to be performed in whole or in part after the Effective Time;

     (d) Employee Compensation Plans. All bonus, incentive compensation, deferred compensation, profit-sharing, retirement, pension, welfare, group insurance, death benefit, or other fringe benefit plans, arrangements or trust agreements together with copies of the most recent reports with respect to such plans, arrangements, or trust agreements filed with any Governmental Entity and all tax determination letters that have been received with respect to such plans;

     (e) Employee Agreements. Any collective bargaining agreements with any labor union or other representative of employees, including amendments, supplements, and all employment and consulting agreements;

     (f) Patents. All patents, trademarks, copyrights and other material intellectual property rights owned, licensed or used;

     (g) Trade Names. All trade names and fictitious names used or held, whether and where such names are registered and where used;

     (h) Promissory Notes. All long-term and short-term promissory notes, installment contracts, loan agreements, credit agreements, and any other agreements relating thereto or with respect to collateral securing the same; and

     (i) Guaranties. All indebtedness, liabilities and commitments of others and as to which it is a guarantor, endorser, co-maker, surety, or accommodation maker, or is contingently liable therefor (excluding liabilities as an endorser of cheques and the like in the ordinary course of business) and all letters of credit, whether stand-by or documentary, issued by any third party.

2.12 CERTAIN AGREEMENTS.

     Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including without limitation, severance, unemployment compensation, parachute payment, bonus or otherwise) becoming due to any director, employee or independent contractor of Enertec or the Enertec Subsidiaries under any Enertec Plan (as hereinafter defined) or otherwise, (ii) materially
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increase any benefits otherwise payable under any Enertec Plan or otherwise or
(iii) result in the acceleration of the time of payment or vesting of any such benefits.

2.13 EMPLOYEE BENEFIT PLANS.

     Except for health insurance, vacation, severance and similar plans which are set forth in the Enertec Disclosure Letter ("Enertec Plans"), there are no employee benefits plans covering active, former or retired employees of Enertec and the Enertec Subsidiaries. Each Enertec Plan has been maintained and administered in material compliance with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations. No Enertec Plan is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and no Enertec Plan is intended to be qualified under Section 401 (a) of the Internal Revenue Code of 1986, as amended (the "Code").

2.14 INTELLECTUAL PROPERTY.

     Each of Enertec or the Enertec Subsidiaries owns or possesses licenses to use all patents, patent applications, trademarks and service marks (including registrations and applications therefor), trade names, copyrights and written know-how, trade secrets and all other similar proprietary data and the goodwill associated therewith (collectively, the "Enertec Intellectual Property") that are either material to the business of Enertec or any Enertec Subsidiary or that are necessary for the manufacture, use, license or sale of any services or products manufactured, used, licensed or sold by Enertec or the Enertec Subsidiaries, including all such intellectual property listed in the Enertec Disclosure Letter. The Enertec Intellectual Property is owned or licensed by Enertec or the Enertec Subsidiaries free and clear of any Encumbrance other than such Encumbrances as are listed in the Enertec Disclosure Letter. Except as otherwise indicated in such letter or in the ordinary course of business, neither Enertec nor the Enertec Subsidiaries has granted to any other person any license to use any Enertec Intellectual Property. Neither Enertec nor the Enertec Subsidiaries has received any notice of infringement, misappropriation, or conflict with, the intellectual property rights of others in connection with the use by Enertec or the Enertec Subsidiaries of the Enertec Intellectual Property.

2.15 TITLE TO PROPERTIES.

     Except for goods and other property sold, used or otherwise disposed of in the ordinary course of business for fair value, Enertec has good and indefeasible title to all its properties, interests in properties and assets, real and personal, reflected in its December 31, 1998 financial statements, free and clear of any Encumbrance, except (i) Encumbrances reflected in the balance sheet of Enertec dated December 31, 1998, (ii) liens for current taxes not yet due and payable, and (iii) such imperfections of title, easements and Encumbrances, if any, as are not substantial in character, amount, or extent and do not and will not materially detract from the value, or interfere with the present use, of the property subject thereto or affected thereby, or otherwise materially impair business operations. All leases pursuant to which Enertec or any Enertec Subsidiary leases (whether as lessee or lessor) any substantial amount of real or personal property are in good standing, valid, and effective; and there is not, under any such leases, any existing or prospective default or event of default or event which with notice or lapse of time, or both, would constitute a default by Enertec or any Enertec Subsidiary and in respect to which Enertec or a Enertec Subsidiary has not taken adequate steps to prevent a default from occurring. The buildings and premises of Enertec and the Enertec Subsidiaries that are necessary for the operation of its business are in good operating condition and repair, subject only to ordinary wear and tear. All major items of operating equipment of Enertec and the Enertec Subsidiaries necessary for the operation of their businesses are in good operating condition and in a state of reasonable maintenance and repair, ordinary wear and tear excepted, and are free from any known defects except as may be repaired by routine maintenance and such minor defects as to not substantially interfere with the continued use thereof in the conduct of normal operations.

2.16 ENVIRONMENTAL MATTERS.

     (a) Environmental Conditions. There are no environmental conditions or circumstances, such as the presence or release of any hazardous substance, on any property presently or previously owned or leased by Enertec or the Enertec Subsidiaries that could result in a Material Adverse Effect on Enertec;
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     (b)    Permits, etc.  Enertec and the Enertec Subsidiaries have in full force and effect all material environmental permits, licenses, approvals and other authorizations required to conduct their operations and are operating in material compliance thereunder;

     (c) Compliance. Enertec's and the Enertec Subsidiaries' operations and use of their assets do not violate any applicable United States or Canadian or other federal, provincial, state or local law, statute, ordinance, rule, regulation, order or notice requirement pertaining to (i) the condition or protection of air, groundwater, surface water, soil, or other environmental media, (ii) the environment, including natural resources or any activity which affects the environment, or (iii) the regulation of any pollutants, contaminants, waste, substances (whether or not hazardous or toxic), including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act (42 U. S.C. sec. 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. sec. 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. sec. 1609 et seq.) the Clean Water Act (33 U.S.C. 1251 et seq.), the Clean Air Act (42 U.S.C. sec. 7401 et seq.), the Toxic Substances Control Act (17 U. S.C. sec. 2601 et seq.), the Safe Drinking Water Act (42 U. S.C. sec. 201 and sec. 300f et seq.), the Rivers and Harbors Act (33 U.S.C. sec. 401 et seq.), the Oil Pollution Act (33 U. S.C. sec. 2701 et seq.) and analogous, Canadian, foreign, provincial, state and local provisions, as any of the foregoing may have been amended or supplemented from time to time (collectively the "Applicable Environmental Laws"), except for violations which, either singly or in the aggregate, would not result in a Material Adverse Effect on Enertec;

     (d) Past Compliance. None of the operations or assets of Enertec or the Enertec Subsidiaries has ever been conducted or used by Enertec or the Enertec Subsidiaries in such a manner as to constitute a violation of any of the Applicable Environmental Laws, except for violations which, either singly or in the aggregate, would not result in a Material Adverse Effect on Enertec;

     (e) Environmental Claims. No notice has been served on Enertec or any Enertec Subsidiaries from any entity, Governmental Entity or individual regarding any existing, pending or threatened investigation or inquiry related to alleged violations under any Applicable Environmental Laws, or regarding any claims for remedial obligations or contribution under any Applicable Environmental Laws, other than any of the foregoing which, either singly or in the aggregate, would not result in a Material Adverse Effect on Enertec; and

     (f) Renewals. Enertec does not know of any reason why it or Veritas would not be able to renew any of the permits, licenses, or other authorizations required pursuant to any Applicable Environmental Laws to operate and use any of Enertec's or the Enertec Subsidiaries' assets for their current purposes and uses.

2.17 COMPLIANCE WITH OTHER LAWS.

     Neither Enertec nor any Enertec Subsidiary is in violation of or in default with respect to, or in alleged violation of or alleged default with respect to any other applicable law or any applicable rule, regulation, or any writ or decree of any court or any Governmental Entity, or delinquent with respect to any report required to be filed with any Governmental Entity, except for violations which, either singly or in the aggregate, do not and are not expected to result in a Material Adverse Effect on Enertec.

2.18 TAXES.

     Except with respect to failures which, in the aggregate, would not result in a Material Adverse Effect on Enertec: (a) proper, complete and accurate federal, provincial, state, local and foreign returns of income (including net income, gross income, income as specially defined, earnings, profits or selected items of income, earnings or profits), capital, withholding, environmental, commodity, ad valorem, value added, sales, use, license, goods and services, franchise, gross revenue or gross receipt, gains, turnover, transfer, excise, payroll, unemployment, disability, social security (or similar), property, occupation, employment, stamp, customs duties, workers' compensation, unemployment insurance or compensation, premium, windfall profits taxes, alternative or add-on minimum taxes, fees, imposts, assessments or charges of any kind whatsoever, together with any interest and any penalties or additional amounts imposed by any taxing authority (collectively, the "Tax" or "Taxes"), and any and all other tax returns, declarations, reports, information returns, statements and estimates have been filed with appropriate Governmental Entities, domestic and foreign, by Enertec and each of the Enertec Subsidiaries, as applicable, for each period for which any returns, declarations, reports, information returns,
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statements or estimates were due (taking into account any extensions of time to file before the date hereof); (b) all Taxes shown by such returns, declarations, reports, information returns, or statements to be payable and any other Taxes due and payable have been paid other than those being contested in good faith by Enertec or an Enertec Subsidiary and indicated in the Enertec Disclosure Letter; and (c) the tax provision reflected in Enertec's financial statements is adequate, in accordance with Canadian or United States (as the case may be) generally accepted accounting principles, to cover liabilities of Enertec and the Enertec Subsidiaries for all unpaid Taxes applicable to Enertec and the Enertec Subsidiaries or their assets or businesses. Other than as reflected in Enertec's financial statements, Enertec and the Enertec Subsidiaries have not received any written notice of reassessment or any other notification of imposition of Taxes from any Governmental Entity and no material Tax liability has been assessed, proposed to be assessed, incurred or accrued, and no deficiencies or adjustments in respect of Taxes payable by Enertec or the Enertec Subsidiaries have been claimed, proposed, assessed, or, to the best of Enertec's knowledge, threatened. There is no material difference between the amounts of the book basis and the tax basis of any assets or liabilities of Enertec and the Enertec Subsidiaries that is not reflected in an appropriate accrual of deferred tax asset or liability on the books of Enertec and the Enertec Subsidiaries. The Enertec Disclosure Letter accurately sets forth the last year for which Enertec's and the Enertec Subsidiaries' federal, provincial, state and foreign income tax returns, respectively, have been assessed, reassessed or audited and any years which are the subject of a pending audit by any Governmental Entity. No waiver of any statute of limitations executed by Enertec or an Enertec Subsidiary with respect to any Tax is in effect for any period. There are no Tax liens on any assets of Enertec or the Enertec Subsidiaries except for Taxes not yet currently due and those which could not reasonably be expected to result in a Material Adverse Effect on Enertec. Enertec and the Enertec Subsidiaries withheld all Taxes required to be withheld in the course of their businesses, in respect of wages, salaries and other payments to all employees, officers and directors, and in respect of payments to any person who is not a resident of the country of the payor and timely paid all such amounts withheld to the proper taxing authority, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect on Enertec. Enertec is not a "specified financial institution" as defined in the ITA.

2.19 VOTE REQUIRED.

     Except as may be provided in the Interim Order, at the Enertec Meeting at which a quorum is present, the affirmative vote of the holders of two-thirds of the Enertec Common Shares present is required to approve this Agreement, the Arrangement and the consummation of the transactions contemplated hereby.

2.20 YEAR 2000.

     Enertec has initiated a review of the implications of the Year 2000 on its business and processes, including an evaluation of key operating and information systems, field operations and third parties and confirms the public disclosure provided by it in respect thereof.

2.21 BROKERS AND FINDERS.

     Other than CIBC Wood Gundy Securities Inc., in accordance with the terms of its engagement letter in its final form, a copy of which has previously been provided to Veritas, none of Enertec nor any of the Enertec Subsidiaries nor any of their respective directors, officers or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or similar payments in connection with the transactions contemplated by this Agreement.

2.22 DISCLOSURE.

     No representation or warranty made by Enertec in this Agreement, nor any document, written information, statement, financial statement, certificate or Exhibit prepared and furnished or to be prepared and furnished by Enertec or its representatives pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contained any untrue statement of a material fact when made, or omitted to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

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2.23 FAIRNESS OPINION.

     Enertec's board of directors has received a written opinion from CIBC Wood Gundy Securities Inc., a copy of which has previously been provided to Veritas, that the Exchange Ratio is fair to Enertec's shareholders from a financial point of view.

2.24 RESTRICTIONS ON BUSINESS ACTIVITIES.

     There is no material agreement, judgment, injunction, order or decree binding upon Enertec or any Enertec Subsidiary that has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Enertec or any Enertec Subsidiary, any acquisition of property by Enertec or any Enertec Subsidiary or the conduct of business by Enertec or any Enertec Subsidiary as currently conducted.

2.25 BOOKS AND RECORDS.

     The books, records and accounts of Enertec and the Enertec Subsidiaries (a) have been maintained in accordance with good business practices on a basis consistent with prior years, (b) are stated in reasonable detail and accurately and fairly reflect the transactions and dispositions of the assets of Enertec and the Enertec Subsidiaries and (c) accurately and fairly reflect the basis for the Enertec financial statements. Enertec has devised and maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(a) transactions are executed in accordance with management's general or specific authorization; and (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with Canadian generally accepted accounting principles or any other criteria applicable to such statements and (ii) to maintain accountability for assets.

                                  ARTICLE III
               REPRESENTATIONS AND WARRANTIES OF VERITAS AND VESI

     Except as set forth in a letter dated the date of this Agreement and delivered by Veritas to Enertec concurrently herewith (the "Veritas Disclosure Letter"), Veritas as to itself and the Veritas Subsidiaries, and VESI as to itself, hereby represent and warrant to Enertec that:

3.1 ORGANIZATION AND STANDING.

     Veritas and each partnership, joint venture, corporation, association or other business entity of which more than 50% of the total voting power of shares of stock or units of ownership or beneficial interest entitled to vote in the election of directors (or members of a comparable governing body) is owned or controlled, directly or indirectly, by Veritas (the "Veritas Subsidiaries"), is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, has full requisite power and authority to carry on its business as it is currently conducted, and to own, lease and operate the properties currently owned, leased and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation or organization authorized to do business in all jurisdictions in which the character of the properties owned or leased or the nature of the business conducted by it would make such qualification or licensing necessary, except where the failure to be so qualified or licensed would not have a Material Adverse Effect on Veritas. The Veritas Disclosure Letter sets forth a complete list of the Veritas Subsidiaries, the percentage of each subsidiary's outstanding capital stock or other ownership interest owned by Veritas or another Veritas Subsidiary (and a description of any Encumbrance on such stock or other ownership interest) and a complete list of each jurisdiction in which each of Veritas and each Veritas Subsidiary is duly qualified and in good standing to do business. VESI is a taxable Canadian corporation (within the meaning of the ITA).

3.2 AGREEMENT AUTHORIZED AND ITS EFFECT ON OTHER OBLIGATIONS.

     (a) Each of Veritas and VESI have all requisite corporate power and authority to enter into this Agreement and, subject to approval of Veritas' stockholders and VESI's stockholders as provided in this Agreement, to

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perform their respective obligations hereunder and to consummate the Arrangement and the other transactions contemplated by this Agreement. The execution and delivery of this Agreement by each of Veritas and VESI and, subject to approval of Veritas' and VESI's stockholders as provided in this Agreement, the consummation by Veritas and VESI of the Arrangement and the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the parts of Veritas and VESI. This Agreement has been duly executed and delivered by each of Veritas and VESI and is the valid and binding obligation of each of Veritas and VESI, enforceable in accordance with its terms, except that such enforceability may be subject to (i) bankruptcy, insolvency, reorganization or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles.

     (b) Neither the execution, delivery and performance of this Agreement or the Arrangement by Veritas and VESI, nor the consummation of the transactions contemplated hereby or thereby by Veritas and VESI nor compliance with the provisions hereof or thereof by Veritas and VESI will: (i) conflict with, or result in any violations of, the certificate of incorporation or bylaws of Veritas or any equivalent document of any of the Veritas Subsidiaries, as amended, or (ii) result in any breach of or cause a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in, or the loss of any material benefit under, or result in the creation of any Encumbrance upon any of the material properties or assets of Veritas or any of the Veritas Subsidiaries under any term, condition or provision of any loan or credit agreement, note, bond, mortgage, indenture, lease or other material agreement, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Veritas or any of the Veritas Subsidiaries or their respective properties or assets, other than any such breaches, defaults, losses, or encumbrances which, individually or in the aggregate, would not have a Material Adverse Effect on Veritas.

3.3 GOVERNMENTAL CONSENTS.

     No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity, is required to be obtained by Veritas or any of the Veritas Subsidiaries in connection with the execution and delivery of this Agreement or the Plan of Arrangement or the consummation of the transactions contemplated hereby or thereby, except for: (i) the filing with the Commissions and the mailing to stockholders of Veritas and VESI of the Joint Proxy Statement relating to the Veritas Stockholders Meeting and the VESI Meeting, (ii) the furnishing to the SEC of SEC Filings; (iii) approval by the Court of the Arrangement and the filings of the articles of arrangement and other required arrangement or other documents as required by the ABCA; (iv) such filings, authorizations, orders and approvals as may be required under state "control share acquisition," "anti-takeover" or other similar statutes, any other applicable federal, provincial or state securities laws and the rules of the NYSE or the TSE; (v) such filings and notifications as may be necessary under the HSR Act; (vi) such notices and filings as may be necessary under the Investment Canada Act and under the Competition Act (Canada); and (vii) where the failure to obtain such consents, approvals, etc., would not prevent or delay the consummation of the Arrangement or otherwise prevent Veritas or VESI from performing its obligations under this Agreement and would not reasonably be expected to have a Material Adverse Effect on Veritas.

3.4 CAPITALIZATION.

     (a) The authorized capital stock of Veritas consists of 40,000,000 common shares, $0.01 par value (which number of common shares includes all outstanding Exchangeable Shares (1,506,663 at January 31, 1999) of VESI, each of which is the substantial economic equivalent of a share of Veritas Common Stock and which number of common shares includes the preferred share purchase rights under that certain "Rights Agreement" dated as of May 15, 1997, between Veritas and ChaseMellon Shareholder Services, as Rights Agent, associated with each outstanding share of Veritas Common Stock) and 1,000,000 shares of preferred stock, par value $0.01 per share ("Veritas Preferred Stock"). As of January 31, 1999, there were 21,338,577 shares of Veritas Common Stock outstanding, 121,143 shares of Veritas Common Stock were held by Veritas in its treasury; 1,009,085 options to purchase shares of Veritas Common Stock were outstanding under the Veritas Option Plan and other stock option plans; and 414,111 shares of Veritas Common Stock were reserved for issuance under the Veritas 1997 Employee Stock Purchase Plan; at the same date, no shares of Veritas Preferred Stock were outstanding and 400,000 shares had been designated as Class A Preferred Stock and reserved for issuance

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pursuant to the Rights Agreement. Except in connection with the Exchangeable
Shares, Veritas employee benefit plans and the Rights Agreement, no person, firm or corporation has any agreement or option or any right or privilege, whether by law, preemptive or contractual, capable of becoming an agreement, including convertible securities, warrants or convertible obligations of any nature, for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of Veritas or of any securities of Veritas.

     (b) The authorized capital stock of VESI consists of one common share and an unlimited number of Exchangeable Shares. The one VESI common share is held (as registered and beneficial owner) by Veritas. As of January 31, 1999 7,024,769 Exchangeable Shares were issued and outstanding, 5,518,106 of which are held by Veritas. Except in connection with the provisions attaching to the Exchangeable Shares, no person, firm or corporation has any agreement or option or any right or privilege, whether by law, preemptive or contractual, capable of becoming an agreement, including convertible securities, warrants or convertible obligations of any nature, for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of VESI or of any securities of VESI.

3.5 SECURITIES REPORTS AND FINANCIAL STATEMENTS.

     Each of Veritas and VESI has filed all forms, reports and documents required to be filed by it by the SEC, the Commissions, the TSE, the NYSE, or pursuant to relevant United States and Canadian securities statutes, regulations, policies and rules (collectively, the "Veritas Securities Reports"), all of which have complied at their respective dates of filing in all material respects with all applicable requirements of such statutes, regulations, policies and rules. None of the Veritas Securities Reports, at the time filed or as subsequently amended, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of Veritas contained in the Veritas Securities Reports complied in all material respects with the then applicable accounting requirements and the published rules and regulations of the relevant United States and Canadian securities statutes with respect thereto, were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except as may have been indicated in the notes thereto or, in the case of unaudited statements, as permitted by applicable laws, rules or regulations) and fairly present (subject, in the case of the unaudited statements, to normal year-end audit adjustments) the consolidated financial position of Veritas and its consolidated Veritas Subsidiaries as at the respective dates thereof and the consolidated results of their operations and cash flows for the respective periods then ended. There has been no change in Veritas' accounting policies or the methods of making accounting estimates or changes in estimates that are material to such financial statements, except as described in the notes thereto.

3.6 LIABILITIES.

     Veritas and the Veritas Subsidiaries do not have any material liabilities or obligations, either accrued, absolute, contingent, or otherwise, or have any knowledge of any potential liabilities or obligations, other than those (i) disclosed in the Veritas Securities Reports, (ii) set forth in the Veritas Disclosure Letter or (iii) incurred in the ordinary course of business since January 31, 1999.

3.7 INFORMATION SUPPLIED.

     None of the information supplied or to be supplied by Veritas or VESI for inclusion or incorporation by reference in the Joint Proxy Statement (and, if filed, the Form F-4 and Form S-3) will, at the time the Joint Proxy Statement is mailed to the shareholders of Veritas and VESI and at the time of the Veritas Stockholders Meeting and the VESI Meeting (and, if filed, at the time the Form S-4 and Form S-3 are declared effective), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Joint Proxy Statement will comply as to form in all material respects with the provisions of applicable United States and Canadian securities laws and the rules and regulations of the SEC, the Commissions, the TSE and the NYSE.

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3.8 NO DEFAULTS.

     Neither Veritas nor any Veritas Subsidiary is, or has received notice that it would be with the passage of time, in default or violation of any term, condition or provision of (i) its charter documents or bylaws; (ii) any judgment, decree or order applicable to it; or (iii) any loan or credit agreement, note, bond, mortgage, indenture, material contract, agreement, lease, license or other instrument to which Veritas or any Veritas Subsidiary is now a party or by which it or any of its properties or assets may be bound, except in the case of item (iii) for defaults and violations which, individually or in the aggregate, would not have a Material Adverse Effect on Veritas.

3.9 LITIGATION; INVESTIGATIONS.

     There is no claim, action, suit or proceeding pending or, to the knowledge of Veritas, threatened, which would, if adversely determined, individually or in the aggregate, have a Material Adverse Effect on Veritas, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against Veritas or any of the Veritas Subsidiaries having, or which, insofar as reasonably can be foreseen, in the future could have, any such effect. To the knowledge of Veritas, there is no investigation pending or threatened against Veritas or any of the Veritas Subsidiaries before any Governmental Entity.

3.10 ABSENCE OF CERTAIN CHANGES AND EVENTS.

     Other than as a result of the transactions contemplated by this Agreement, since January 31, 1999, there has not been:

     (a) Financial Change. Any material adverse change in the financial condition, operations, assets, liabilities or business of Veritas or the Veritas Subsidiaries;

     (b) Property Damage. Any material damage, destruction, or loss to the business or properties of Veritas or the Veritas Subsidiaries (whether or not covered by insurance);

     (c) Dividends or Redemptions. Except in connection with the Exchangeable Shares, any declaration, setting aside, or payment of any dividend or other distribution in respect of the capital stock of Veritas or VESI, or any direct or indirect redemption, purchase or any other acquisition by Veritas or VESI of any such stock;

     (d) Capitalization Change. Except in connection with the Exchangeable Shares, any change in the capital stock or in the number of shares or classes of Veritas' or VESI's authorized or outstanding capital stock as described in
Section 3.4 (other than as a result of exercises of currently outstanding options or warrants to purchase Veritas Common Stock);

     (e) Labor Matters. Any labor dispute or charge of unfair labor practice (other than routine individual grievances), any activity or proceeding by a labor union or representative thereof to organize any employees of Veritas or any Veritas Subsidiary or, to the knowledge of Veritas, any campaign being conducted to solicit authorization from employees to be represented by such labor union; or

     (f) Other Material Changes. Any other event or condition known to Veritas particularly pertaining to and adversely affecting the operations, assets or business of Veritas or the Veritas Subsidiaries (other than events or conditions which are of a general or industry-wide nature and of general public knowledge) which would constitute a Material Adverse Effect on Veritas.

3.11 ADDITIONAL VERITAS INFORMATION.

     The Veritas Disclosure Letter contains true, complete and correct lists of the following items with respect to Veritas and the Veritas Subsidiaries, and Veritas agrees that upon the request of Enertec, it will furnish to Enertec true, complete and correct copies of any documents referred to in such lists:

     (a) Real Estate. All real property and structures thereon owned, leased or subject to a contract of purchase and sale, or lease commitment, with a description of the nature and amount of any Encumbrance thereon;

                                      B-17
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     (b)   Insurance.  All insurance policies or bonds currently maintained, including title insurance policies, including those covering properties, buildings, machinery, equipment, fixtures, employees and operations, as well as a listing of any premiums, audit adjustments or retroactive adjustments due or pending on such policies or any predecessor policies;

     (c) Material Contracts. All contracts which involve, or may involve, aggregate payments by any party thereto of $5,000,000 or more, which are to be performed in whole or in part after the Effective Time;

     (d) Employee Compensation Plans. All material bonus, incentive compensation, deferred compensation, profit-sharing, retirement, pension, welfare, group insurance, death benefit, or other fringe benefit plans, arrangements or trust agreements, together with copies of the most recent reports with respect to such plans, arrangements, or trust agreements filed with any Governmental Entity and all tax determination letters that have been received with respect to such plans;

     (e) Employee Agreements. Any collective bargaining agreements with any labor union or other representative of employees, including amendments and supplements;

     (f) Patents. All patents, trademarks, copyrights and other material intellectual property rights owned, licensed or used;

     (g) Trade Names. All trade names and fictitious names used or held, whether and where such names are registered and where used;

     (h) Promissory Notes. All long-term and short-term promissory notes, installment contracts, loan agreements, credit agreements, and any other agreements relating thereto or with respect to collateral securing the same; and

     (i) Guaranties. All indebtedness, liabilities and commitments of others and as to which it is a guarantor, endorser, co-maker, surety, or accommodation maker, or is contingently liable therefor (excluding liabilities as an endorser of cheques and the like in the ordinary course of business) and all letters of credit, whether stand-by or documentary, issued by any third party.

3.12 CERTAIN AGREEMENTS.

     Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including without limitation, severance, unemployment compensation, parachute payment, bonus or otherwise) becoming due to any director, employee or independent contractor of Veritas or the Veritas Subsidiaries under any Veritas Plan (as hereinafter defined) or otherwise (ii) materially increase any benefits otherwise payable under any Veritas Plan or otherwise or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

3.13 EMPLOYEE BENEFIT PLANS.

     All material employee benefits plans covering active, former or retired employees of Veritas and the Veritas Subsidiaries are listed in the Veritas Disclosure Letter (the "Veritas Plans"). Veritas has made available to Enertec a copy of each Veritas Plan, any related trust agreement and annuity or insurance contract, if any, and each plan's most recent annual report filed with the Internal Revenue Service, if any, and: (i) each Veritas Plan has been maintained and administered in material compliance with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations, and is, to the extent required by applicable law or contract, fully funded without having any deficit or unfunded actuarial liability; (ii) all required employer contributions under any such plans have been made and the applicable funds have been funded in accordance with the terms thereof and no past service funding liabilities exist thereunder; (iii) each Veritas Plan that is required or intended to be qualified under applicable law or registered or approved by a Governmental Entity has been so qualified, registered or approved by the appropriate Governmental Entity, and nothing has occurred since the date of the last qualification, registration or approval to adversely affect, or cause, the appropriate Governmental Entity to revoke such qualification, registration or approval; (iv) to the extent applicable, the Veritas Plans comply, in all material respects, with the requirements of ERISA, and the Code, and any Veritas

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Plan intended to be qualified under Section 401 (a) of the Code has been determined by the Internal Revenue Service to be so qualified and nothing has occurred to cause the loss of such qualified status; (v) no Veritas Plan is covered by Title IV of ERISA or Section 412 of the Code; (vi) there are no pending or anticipated material claims against or otherwise involving any of the Veritas Plans and no suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Veritas Plan activities) has been brought against or with respect to any Veritas Plan; (vii) all material contributions, reserves or premium payments, required to be made as of the date hereof to the Veritas Plans have been made or provided for; (viii) neither Veritas nor any Veritas Subsidiary has incurred any liability under subtitle C or D of Title IV of ERISA with respect to any "single-employer plan" within the meaning of Section 4001 (a)(15) of ERISA, currently or formerly maintained by Veritas any Veritas Subsidiary or any entity which is considered one employer with Veritas under Section 4001 of ERISA, (ix) neither Veritas nor any Veritas Subsidiary has incurred any withdrawal liability under Subtitle E of Title IV of ERISA with respect to any "multiemployer plan," within the meaning of Section 4001 (a)(3) of ERISA; and (x) neither Veritas nor any Veritas Subsidiary has any obligations for retiree health and life benefits under any Veritas Plan, except as set forth on the Veritas Disclosure Letter and there are no restrictions on the rights of Veritas or the Veritas Subsidiaries to amend or terminate any such Veritas Plan without incurring any liability thereunder.

3.14 INTELLECTUAL PROPERTY.

     Each of Veritas and the Veritas Subsidiaries owns or possesses licenses to use all patents, patent applications, trademarks and service marks (including registrations and applications therefor), trade names, copyrights and written know-how, trade secrets and all other similar proprietary data and the goodwill associated therewith (collectively, the "Veritas Intellectual Property") that are either material to the business of Veritas or any Veritas Subsidiary or that are necessary for the manufacture, use, license or sale of any services or products manufactured, used, licensed or sold by Veritas or the Veritas Subsidiaries, including all such intellectual property listed in the Veritas Disclosure Letter. The Veritas Intellectual Property is owned or licensed by Veritas or the Veritas Subsidiaries free and clear of any Encumbrance other than such Encumbrances as are listed in the Veritas Disclosure Letter. Except as otherwise indicated in such letter or in the ordinary course of business, neither Veritas nor the Veritas Subsidiaries has granted to any other person any license to use any Veritas Intellectual Property. Neither Veritas nor the Veritas Subsidiaries has received any notice of infringement, misappropriation, or conflict with, the intellectual property rights of others in connection with the use by Veritas or the Veritas Subsidiaries of the Veritas Intellectual Property.

3.15 TITLE TO PROPERTIES.

     Except for goods and other property sold, used or otherwise disposed of in the ordinary course of business for fair value, Veritas has good and indefeasible title to all its properties, interests in properties and assets, real and personal, reflected in its January 31, 1999 financial statements, free and clear of any Encumbrance, except (i) Encumbrances reflected in the balance sheet of Veritas dated January 31, 1999, (ii) liens for current taxes not yet due and payable, and (iii) such imperfections of title, easements and Encumbrances, if any, as are not substantial in character, amount or extent and do not and will not materially detract from the value, or interfere with the present use, of the property subject thereto or affected thereby, or otherwise materially impair business operations. All leases pursuant to which Veritas or any Veritas Subsidiary leases (whether as lessee or lessor) any substantial amount of real or personal property are in good standing, valid, and effective; and there is not, under any such leases, any existing or prospective default or event of default or event which with notice or lapse of time, or both, would constitute a default by Veritas or any Veritas Subsidiary and in respect to which Veritas or a Veritas Subsidiary has not taken adequate steps to prevent a default from occurring. The buildings and premises of Veritas and the Veritas Subsidiaries that are necessary for the operation of their businesses are in good operating condition and repair, subject only to ordinary wear and tear. All major items of operating equipment of Veritas and the Veritas Subsidiaries necessary for the operation of its business are in good operating condition and in a state of reasonable maintenance and repair, ordinary wear and tear excepted, and are free from any known defects except as may be repaired by routine maintenance and such minor defects as to not substantially interfere with the continued use thereof in the conduct of normal operations.

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3.16 ENVIRONMENTAL MATTERS.

     (a) Environmental Conditions. There are no environmental conditions or circumstances, such as the presence or release of any hazardous substance, on any property presently or previously owned or leased by Veritas or the Veritas Subsidiaries that could result in a Material Adverse Effect on Veritas;

     (b) Permits, etc. Veritas and the Veritas Subsidiaries have in full force and effect all material environmental permits, licenses, approvals and other authorizations required to conduct their operations and are operating in material compliance thereunder;

     (c) Compliance. Veritas' and the Veritas Subsidiaries' operations and use of their assets do not violate any applicable United States or Canadian or other federal, provincial, state or local law, statute, ordinance, rule, regulation, order or notice requirement pertaining to (i) the condition or protection of air, groundwater, surface water, soil, or other environmental media, (ii) the environment, including natural resources or any activity which affects the environment, or (iii) the regulation of any pollutants, contaminants, waste, substances (whether or not hazardous or toxic), including, without limitation, the Applicable Environmental Laws, except for violations which, either singly or in the aggregate, would not result in a Material Adverse Effect on Veritas;

     (d) Past Compliance. None of the operations or assets of Veritas or the Veritas Subsidiaries has ever been conducted or used by Veritas or the Veritas Subsidiaries in such a manner as to constitute a violation of any of the Applicable Environmental Laws, except for violations which, either singly or in the aggregate, would not result in a Material Adverse Effect on Veritas;

     (e) Environmental Claims. No notice has been served on Veritas or any Veritas Subsidiaries from any entity, Governmental Entity or individual regarding any existing, pending or threatened investigation or inquiry related to alleged violations under any Applicable Environmental Laws, or regarding any claims for remedial obligations or contribution under any Applicable Environmental Laws, other than any of the foregoing which, either singly or in the aggregate, would not result in a Material Adverse Effect on Veritas; and

     (f) Renewals. Veritas does not know of any reason why it would not be able to renew any of the permits, licenses, or other authorizations required pursuant to any Applicable Environmental Laws to operate and use any of Veritas' or the Veritas Subsidiaries' assets for their current purposes and uses.

3.17 COMPLIANCE WITH OTHER LAWS.

     Neither Veritas nor any Veritas Subsidiary is in violation of or in default with respect to, or in alleged violation of or alleged default with respect to any other applicable law or any applicable rule, regulation, or any writ or decree of any court or any Governmental Entity, or delinquent with respect to any report required to be filed with any Governmental Entity, except for violations which, either singly or in the aggregate, do not and are not expected to result in a Material Adverse Effect on Veritas.

3.18 TAXES.

     Taxes. Except with respect to failures which, in the aggregate, would not result in a Material Adverse Effect on Veritas: (a) proper, complete and accurate federal, provincial, state, local and foreign returns of all Taxes and any and all other tax returns, declarations, reports, information returns, statements and estimates have been filed with appropriate Governmental Entities, domestic and foreign, by Veritas and each of the Veritas Subsidiaries, as applicable, for each period for which any returns, declarations, reports, information returns, statements or estimates were due (taking into account any extensions of time to file before the date hereof); (b) all Taxes shown by such returns, declarations, reports, information returns, or statements to be payable and any other Taxes due and payable have been paid other than those being contested in good faith by Veritas or a Veritas Subsidiary and indicated in the Veritas Disclosure Letter; and (c) the tax provision reflected in Veritas' financial statements is adequate, in accordance with Canadian or United States (as the case may be) generally accepted accounting principles, to cover liabilities of Veritas and the Veritas Subsidiaries for all unpaid Taxes applicable to Veritas and the Veritas Subsidiaries or their assets or businesses. Other than as reflected in Veritas' financial statements, Veritas and the Veritas Subsidiaries have not received any written notice of reassessment or any other notification of imposition of Taxes from any Governmental Entity and no material Tax liability has been assessed,
                                      B-20
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proposed to be assessed, incurred or accrued, and no deficiencies or adjustments in respect of Taxes payable by Veritas or the Veritas Subsidiaries have been claimed, proposed, assessed, or, to the best of Veritas' knowledge, threatened. There is no material difference between the amounts of the book basis and the tax basis of any assets or liabilities of Veritas and the Veritas Subsidiaries that is not reflected in an appropriate accrual of deferred tax asset or liability on the books of Veritas and the Veritas Subsidiaries. The Veritas Disclosure Letter accurately sets forth the last year for which Veritas' and the Veritas Subsidiaries' federal, provincial, state and foreign income tax returns, respectively, have been assessed, reassessed or audited and any years which are the subject of a pending audit by any Governmental Entity. No waiver of any statute of limitations executed by Veritas or an Veritas Subsidiary with respect to any Tax is in effect for any period. There are no Tax liens on any assets of Veritas or the Veritas Subsidiaries except for Taxes not yet currently due and those which could not reasonably be expected to result in a Material Adverse Effect on Veritas. Veritas and the Veritas Subsidiaries withheld all Taxes required to be withheld in the course of their businesses, in respect of wages, salaries and other payments to all employees, officers and directors, and in respect of payments to any person who is not a resident of the country of the payor and timely paid all such amounts withheld to the proper taxing authority, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect on Veritas. Veritas is not a "specified financial institution" as defined in the ITA.

3.19 VOTE REQUIRED.

     At separate stockholders meetings at which the applicable quorums are present, the affirmative vote of the holders of a majority of the issued and outstanding shares of Veritas Common Stock and the affirmative vote of the holders of two-thirds of the Exchangeable Shares present is necessary to approve the Restated Veritas Charter in the case of Veritas and the Arrangement in the case of VESI.

3.20 YEAR 2000.

     Veritas has initiated a review of the implications of the Year 2000 on its business and processes, including an evaluation of key operating and information systems, field operations and third parties and confirms the public disclosure provided by it in respect thereof.

3.21 BROKERS AND FINDERS.

     None of Veritas or any of the Veritas Subsidiaries nor any of their respective directors, officers or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or similar payments in connection with the transactions contemplated by this Agreement.

3.22 DISCLOSURE.

     No representation or warranty made by Veritas or VESI in this Agreement, nor any document, written information, statement, financial statement, certificate or Exhibit prepared and furnished or to be prepared and furnished by Veritas or VESI or their representatives pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contained any untrue statement of a material fact when made, or omitted to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

3.23 RESTRICTIONS ON BUSINESS ACTIVITIES.

     There is no material agreement, judgment, injunction, order or decree binding upon Veritas or any Veritas Subsidiary that has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Veritas or any Veritas Subsidiary, any acquisition of property by Veritas or any Veritas Subsidiary or the conduct of business by Veritas or any Veritas Subsidiary as currently conducted.

3.24 BOOKS AND RECORDS.

     The books, records and accounts of Veritas and the Veritas Subsidiaries (a) have been maintained in accordance with good business practices on a basis consistent with prior years, (b) are stated in reasonable detail
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and accurately and fairly reflect the transactions and dispositions of the assets of Veritas and the Veritas Subsidiaries and (c) accurately and fairly reflect the basis for the Veritas financial statements. Veritas has devised and maintains a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management's general or specific authorization; and (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with United States generally accepted accounting principles or any other criteria applicable to such statements and (ii) to maintain accountability for assets.

                                   ARTICLE IV
                       OBLIGATIONS PENDING EFFECTIVE DATE

4.1   AGREEMENTS OF VERITAS, VESI AND ENERTEC.

     Veritas, VESI and Enertec agree to take the following actions after the date hereof:

     (a) Regulatory Approvals. Each party will promptly execute and file or join in the execution and filing of any application or other document that may be necessary in order to obtain the authorization, approval or consent of any Governmental Entity which may be reasonably required, or which the other party may reasonably request, in connection with the consummation of the transactions contemplated by this Agreement. Each party will use its commercially reasonable efforts to promptly obtain such authorizations, approvals and consents. Without limiting the generality of the foregoing, as promptly as practicable after the execution of this Agreement, each party shall make all required filings with the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "DOJ"), a pre-merger notification report under the HSR Act and shall make such filings as are necessary under the Investment Canada Act and the Competition Act (Canada);

     (b) Access to Information. Each party will allow the other and its agents reasonable access to the files, books, records and offices of the other and the other's subsidiaries, including, without limitation, any and all information relating to such party's tax matters, contracts, leases, licenses and real, personal and intangible property and financial condition. Each party will cause its accountants to cooperate with the other in making available to the other party all financial information reasonably requested, including, without limitation, the right to examine all working papers pertaining to tax matters and financial statements prepared or audited by such accountants;

     (c) Joint Proxy Statement. Veritas, VESI and Enertec shall cooperate in the preparation and prompt filing of the Joint Proxy Statement (and, if required, the Form F-4 and Form S-3) with the SEC, the Commissions, the TSE and the NYSE;

     (d) Notice of Material Developments. Each of Veritas, VESI and Enertec will promptly notify the other in writing (i) of any event occurring subsequent to the date of this Agreement which would render any representation and warranty of such party contained in this Agreement untrue or inaccurate in any material respect, (ii) of any Material Adverse Effect on such party and (iii) of any breach by such party of any covenant or agreement contained in this Agreement; and

     (e) Satisfaction of Conditions Precedent. During the term of this Agreement, each of Veritas, VESI and Enertec will use its commercially reasonable efforts to satisfy or cause to be satisfied all the conditions precedent that are set forth in Article V hereof, and each of Veritas, VESI and Enertec will use its commercially reasonable efforts to cause the Arrangement and the other transactions contemplated by this Agreement to be consummated.

4.2 ADDITIONAL AGREEMENTS OF ENERTEC.

     Enertec agrees that from the date hereof to the Effective Date, it will, and will cause each of the Enertec Subsidiaries to:

     (a) Operate in Ordinary Course. Other than as contemplated by this Agreement, operate its business only in the usual, regular, and ordinary manner so as to maintain the goodwill it now enjoys and, to the extent consistent with such operation, use all commercially reasonable efforts to preserve intact its present business

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organization, keep available the services of its present officers and employees, and preserve its relationships with customers, suppliers, distributors, and others having business dealings with it;

     (b) Maintenance of Properties. Maintain all of its property and assets in customary repair, order, and condition, reasonable wear and use and damage by fire or unavoidable casualty excepted;

     (c) Maintenance of Books and Records. Maintain its books of account and records in the usual, regular, and ordinary manner, in accordance with Canadian generally accepted accounting principles applied on a consistent basis;

     (d) Compliance with Law. Duly comply in all material respects with all laws applicable to it and to the conduct of its business;

     (e) Employment Matters. Not (i) enter into any contracts of employment which (1) cannot be terminated on notice of 14 days or less or (2) provide for any severance payments or benefits covering a period beyond the termination date of such employment contract, except as may be required by law or (ii) amend any employee benefit plan or stock option plan, except as may be required for compliance with applicable law or as contemplated by this Agreement;

     (f) Prohibition of Certain Loans. Not incur any borrowings except (i) the refinancing of indebtedness now outstanding or additional borrowings under its existing revolving credit facilities, (ii) the prepayment by customers of amounts due or to become due for goods sold or services rendered or to be rendered in the future, (iii) trade payables incurred in the ordinary course of business, (iv) other borrowings incurred in the ordinary course of business to finance normal operations or (v) as is otherwise agreed to in writing by Veritas;

     (g) Prohibition of Certain Commitments. Not enter into commitments of a capital expenditure nature or incur any contingent liability which would exceed $500,000, in the aggregate, except (i) as may be necessary for the maintenance of existing facilities, machinery and equipment in good operating condition and repair in the ordinary course of business, (ii) as may be required by law or
(iii) as is otherwise agreed to in writing by Veritas which agreement will not be unreasonably withheld;

     (h) Disposal of Assets. Not sell, dispose of, or encumber, any property or assets, except (i) in the ordinary course of business, (ii) as may be reasonably required in connection with borrowings under Section 4.2(f), or (iii) as is otherwise agreed to in writing by Veritas;

     (i) Maintenance of Insurance. Maintain insurance upon all its properties and with respect to the conduct of its business of such kinds and in such amounts as is customary in the type of business in which it is engaged, but not less than that presently carried by it;

     (j) No Amendment to Charter Documents, etc. Except as otherwise provided in this Agreement, not amend its charter documents or bylaws or other organizational documents or merge or consolidate with or into any other corporation or change in any manner the rights of its capital stock or the character of its business;

     (k) No Issuance, Sale, or Purchase of Securities. Except as otherwise provided in this Agreement, not issue or sell (except upon the exercise of outstanding options), or issue options or rights to subscribe to, or enter into any contract or commitment to issue or sell, any shares of its capital stock or subdivide or in any way reclassify any shares of its capital stock, or acquire, or agree to acquire, any shares of its capital stock;

     (l) Prohibition on Dividends. Not declare or pay any dividend on shares of its capital stock or make any other distribution of assets to the holders thereof;

     (m) Supplemental Financial Statements. Deliver to Veritas, within 45 days after the end of each fiscal quarter of Enertec beginning March 31, 1999, and through the Effective Date, unaudited consolidated balance sheets and related unaudited statements of income, retained earnings and cash flows as of the end of each fiscal quarter of Enertec, and as of the corresponding fiscal quarter of the previous fiscal year. Enertec hereby represents and warrants that such unaudited consolidated financial statements shall (i) be complete in all material respects except for the omission of notes and schedules contained in audited financial statements, (ii) present fairly the financial condition of Enertec as at the dates indicated and the results of operations for the respective periods indicated, (iii) shall have been prepared in accordance with Canadian generally accepted accounting principles
                                      B-23
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applied on a consistent basis, except as noted therein and (iv) shall contain all adjustments which Enertec considers necessary for a fair presentation of its results for each respective fiscal period;

     (n) Exclusivity; Acquisition Proposals. Unless and until this Agreement shall have been terminated by either party pursuant to Article VI hereof, it shall not (and it shall use its best efforts to ensure that none of its officers, directors, agents, representatives or affiliates) take or cause to take (or cause any of the Enertec Subsidiaries to take), directly or indirectly, any of the following actions with any party other than Veritas and its designees: (i) solicit, encourage, initiate or participate in any negotiations, inquiries or discussions with respect to any offer or proposal (an "Acquisition Proposal") to acquire all or any significant part of its business, assets or capital shares whether by arrangement, amalgamation, merger, consolidation, other business combination, purchase of assets, tender or exchange offer or otherwise (each of the foregoing, an "Acquisition Transaction"), (ii) disclose any information not customarily disclosed to any person concerning its business or properties or afford to any person or entity access to its properties, books or records, except in the ordinary course of business and as required by law or pursuant to a governmental request for information, (iii) enter into or execute any agreement relating to an Acquisition Transaction, plan of reorganization, or other agreement calling for the sale of all or any significant part of its business and properties; or (iv), except as required by law, make or authorize any public statement, recommendation or solicitation with respect to any Acquisition Transaction or any offer or proposal relating to an Acquisition Transaction other than with respect to the Arrangement, provided nothing contained in this Section 4.2(n) or any other provision of this Agreement shall prevent the board of directors of Enertec (the "Enertec Board") from considering, negotiating, approving and recommending to the Enertec shareholders an unsolicited bona fide written Acquisition Proposal, for which adequate financial arrangements have been made, which the Enertec Board determines in good faith (after consultation with its financial advisors, and after receiving a written opinion of outside legal counsel to the effect that the Enertec Board is required to do so in order to discharge properly its fiduciary duties) would, if consummated in accordance with its terms, result in a transaction financially superior to the shareholders of Enertec than the transaction contemplated by this Agreement (a "Superior Proposal"); and

     (o) U.S. Tax Elections. At the written request of Veritas, to be delivered to Enertec at any time after the execution of this Agreement but not later than 10 days preceding the Effective Date, Enertec shall, and shall cause Enertec Geophysical Services Ltd. to, make and deliver to Veritas, on a date before the Effective Date to be specified by Veritas in its written request, which date shall not be earlier than 5 business days following Veritas' delivery of the request therefor, one or more elections on United States Internal Revenue Services Forms 8832 to cause either one or both of K.C. Offshore L.L.C., a Delaware limited liability company, and Enertec Holdings L.L.C., a Delaware limited liability company, to be treated as associations taxable as corporations for United States federal income tax purposes, with such elections to be effective on the date specified by Veritas in its written request therefor. If Veritas makes such written request, Enertec shall, if requested by Veritas, assist Veritas in preparing the one or more Forms 8832 for the signature of the appropriate officer or officers of K.C. Offshore L.L.C. and Enertec Holdings L.L.C. Enertec will cause the necessary officer signatures to be affixed to the Forms 8832 and will deliver on the date specified by Veritas, as above determined, the signed Forms 8832 to Veritas for filing with the Internal Revenue Service.

4.3 ADDITIONAL AGREEMENTS OF VERITAS.

     Veritas agrees that from the date hereof to the Effective Date, it will, and will cause each of the Veritas Subsidiaries to:

     (a) Operate in Ordinary Course. Other than as contemplated by this Agreement, operate its business only in the usual, regular, and ordinary manner so as to maintain the goodwill it now enjoys and, to the extent consistent with such operation, use all commercially reasonable efforts to preserve intact its present business organization, keep available the services of its present officers and employees, and preserve its relationships with customers, suppliers, distributors, and others having business dealings with it;

     (b) Maintenance of Properties. Maintain all of its property and assets in customary repair, order, and condition, reasonable wear and use and damage by fire or unavoidable casualty excepted;

     (c) Maintenance of Books and Records. Maintain its books of account and records in the usual, regular, and ordinary manner, in accordance with United States generally accepted accounting principles applied on a consistent basis;

     (d) Compliance with Law. Duly comply in all material respects with all laws applicable to it and to the conduct of its business;

     (e) Supplemental Financial Statements. Deliver to Enertec, within 45 days after the end of each fiscal quarter of Veritas beginning April 30, 1999, and through the Effective Date, unaudited consolidated balance sheets and related unaudited statements of income, retained earnings and cash flows as of the end of each fiscal quarter of Veritas, and as of the corresponding fiscal quarter of the previous fiscal year. Veritas hereby represents and warrants that such unaudited consolidated financial statements shall (i) be complete in all material respects except for the omission of notes and schedules contained in audited financial statements, (ii) present fairly the financial condition of Veritas as at the dates indicated and the results of operations for the respective periods indicated, (iii) shall have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis, except as noted therein and (iv) shall contain all adjustments which Veritas considers necessary for a fair presentation of its results for each respective fiscal period; and

     (f) Listings. Use its commercially reasonable efforts to cause: the Veritas Common Stock to remain listed on the NYSE and the TSE; with the cooperation and assistance of Enertec, the Series 1 Exchangeable Shares to be listed on the TSE, if possible, or, failing which, on a mutually acceptable Canadian stock exchange; and the Veritas Common Stock to be issued pursuant to the Series 1 Exchangeable Shares and the Veritas Options to be listed on the NYSE and the TSE.

                                   ARTICLE V
                      CONDITIONS PRECEDENT TO OBLIGATIONS

5.1 CONDITIONS PRECEDENT TO OBLIGATIONS OF ENERTEC.

     The obligations of Enertec to consummate and effect the transactions contemplated hereunder shall be subject to the satisfaction of the following conditions, or to the waiver thereof by Enertec in the manner contemplated by this Agreement before the Effective Date:

     (a) Representations and Warranties of Veritas and VESI True at Effective Date. The representations and warranties of Veritas and VESI herein contained to the extent qualified as to materiality shall be accurate in all respects, and to the extent not so qualified shall be accurate in all material respects at the Effective Date, with the same effect as though made at such date, except as affected by transactions permitted or contemplated by this Agreement; Veritas and VESI shall have performed and complied with all covenants required by this Agreement to be performed or complied with, in all material respects, by Veritas and VESI before the Effective Date; and each of Veritas and VESI shall have delivered to Enertec a certificate, dated the Effective Date and signed by its chairman of the board or its president, and by its chief financial or accounting officer to both such effects;

     (b) Opinion of Veritas Counsel. Enertec shall have received opinions, dated as of the Effective Date, from Porter & Hedges, L.L.P., United States counsel for Veritas, and from Bennett Jones, Canadian counsel for Veritas, in form and substance reasonably satisfactory to Enertec;

     (c) Shareholder Approval. This Agreement, the Arrangement and the other transactions contemplated hereby shall have been approved and adopted by the Enertec shareholders in accordance with applicable law and Enertec's articles and bylaws and by the VESI shareholders in accordance with applicable law and VESI's articles and by-laws.

     (d) Veritas Approvals. The Veritas stockholders shall have approved the proposals described in Section 7.1 hereof;

     (e) No Legal Action. No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the Arrangement shall have been issued by any Canadian or United States federal, provincial or state court and remain in effect, nor shall any proceeding seeking any of the

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foregoing be pending. There shall be no order, decree or ruling by any
Governmental Entity or threat thereof, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Arrangement, which would prohibit or render illegal the transactions contemplated by this Agreement;

     (f) Tax Opinion. Enertec shall have received an opinion, in form and substance satisfactory to Enertec, of Fraser Milner, tax counsel for Enertec, to the effect that the Arrangement will generally qualify as a tax deferred exchange to an Enertec shareholder for Canadian federal income tax purposes, provided that such shareholder (i) (A) holds his Enertec Common Shares as capital property, (B) does not report a gain or loss in respect of the exchange of Enertec Common Shares for Series 1 Exchangeable Shares, (C) deals at arm's length with Veritas and (D) neither alone nor with persons with whom he does not deal at arm's length (1) controls Veritas or (2) beneficially owns shares of Veritas having a fair market value of more than 50% of the fair market value of all issued shares in the capital stock of Veritas, or (ii) files an election to achieve a tax deferred exchange under section 85 of the ITA.

     (g) Court Approval. The Court shall have issued its final order approving the Arrangement in form and substance satisfactory to Veritas and Enertec (such approvals not to be unreasonably withheld or delayed by Veritas or Enertec) and reflecting the terms hereof and the Registrar of Corporations under the ABCA shall have accepted the Articles of Arrangement for filing;

     (h) Commissions, etc. All necessary orders shall have been obtained from the Commissions and other relevant United States and Canadian securities regulatory authorities in connection with the Arrangement. All waiting periods required by HSR shall have expired with respect to the transactions contemplated by this Agreement, or early termination with respect thereto shall have been obtained without the imposition of any governmental request or order requiring the sale or disposition or holding separate (through a trust or otherwise) of particular assets or businesses of Enertec, Veritas or VESI. Veritas, VESI and Enertec shall each have filed all notices and information (if any) required under Part IX of the Competition Act (Canada) and the applicable waiting periods and any extensions thereof shall have expired or the parties shall have received an Advance Ruling Certificate pursuant to Section 102 of the Competition Act(Canada) setting out that the Director under such Act is satisfied he would not have sufficient grounds on which to apply for an order in respect of the Arrangement. The Arrangement shall have received the allowance or approval or deemed allowance or approval by the responsible Minister under the Investment Canada Act in respect of the Arrangement, to the extent such allowance or approval is required, on terms and conditions satisfactory to the parties, acting reasonably;

     (i) SEC Filings. Each of the Form F-4 and Form S-3, if required to be filed, shall have been declared effective under the Securities Act and shall not be the subject of any stop-order or proceedings seeking a stop-order, and the Joint Proxy Statement shall on the Closing Date not be subject to any similar proceedings commenced or threatened by the SEC or the Commissions;

     (j) Listings. The Series 1 Exchangeable Shares shall be listed on the TSE, if possible or, failing which a reasonably acceptable Canadian stock exchange, subject to notice of issuance and to the filing of required documents which cannot be filed before the Effective Time; and

     (k) Certificates and Resolutions. Enertec shall have received such other certificates and resolutions of Veritas and VESI as may be reasonably required in connection with the consummation of this Agreement.

5.2 CONDITIONS PRECEDENT TO OBLIGATIONS OF VERITAS.

     The obligations of Veritas to consummate and effect the transactions contemplated hereunder shall be subject to the satisfaction of the following conditions, or to the waiver thereof by Veritas in the manner contemplated by this Agreement before the Effective Date:

     (a)   Representations and Warranties of Enertec True at Effective
Date. The representations and warranties of Enertec herein contained to the extent qualified as to materiality shall be accurate in all respects, and to the extent not so qualified shall be accurate in all material respects at the Effective Date, with the same effect as though made at such date, except as affected by transactions permitted or contemplated by this Agreement; Enertec shall have performed and complied with all covenants required by this Agreement to be performed or complied with, including, without limitation, the covenant in clause 4.2(p), in all material respects, by Enertec
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before the Effective Date; and Enertec shall have delivered to Veritas a certificate, dated the Effective Date and signed by its chairman of the board or its president, and by its chief financial officer to both such effects;

     (b) Opinion of Enertec Counsel. Veritas shall have received opinions, dated as of the Effective Date, from Mayor, Day, Caldwell & Keeton L.L.P., United States counsel to Enertec, and Fraser Milner, Canadian counsel to Enertec, in form and substance reasonably satisfactory to Veritas;

     (c) Consents of Certain Parties in Privity with Enertec. Veritas shall have received all written consents, assignments, waivers, authorizations or other certificates necessary to provide for the continuation in full force and effect of all material contracts and leases of Enertec and for Enertec to consummate the transactions contemplated hereby, except when the failure to receive such consents or other certificates would not have a Material Adverse Effect on Enertec;

     (d) Stockholder Approval. The proposals described in Section 7.1 shall have been approved by the Veritas stockholders in accordance with the rules of the NYSE, applicable law and Veritas' certificate of incorporation and bylaws;

     (e) Enertec and VESI Approvals. This Agreement and the Arrangement and the other transactions contemplated hereby shall have been approved and adopted by the Enertec shareholders in accordance with applicable law and Enertec's articles and bylaws, and Enertec shall not have received on or prior to the Effective Time notice from the holders of more than 5% of the Enertec Common Shares of their intention to exercise their rights of dissent under Section 184 of the ABCA and this Agreement and the Arrangement and the other transactions contemplated hereby shall have been approved and adopted by the VESI shareholders in accordance with applicable law and VESI's articles and by-laws;

     (f) No Legal Action. No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the Arrangement shall have been issued by any Canadian or U.S. federal, provincial or state court and remain in effect, nor shall any proceeding seeking any of the foregoing be pending. There shall be no order, decree or ruling by any Governmental Entity or threat thereof, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Arrangement, which would prohibit or render illegal the transactions contemplated by this Agreement;

     (g) Court Approval. The Court shall have issued its final order approving the Arrangement in form and substance satisfactory to Enertec and Veritas (such approvals not to be unreasonably withheld or delayed by Enertec or Veritas) and reflecting the terms hereof;

     (h) Commissions, etc. All necessary orders shall have been obtained from the Commissions and other relevant United States and Canadian securities regulatory authorities in connection with the Arrangement. All waiting periods required by HSR shall have expired with respect to the transactions contemplated by this Agreement, or early termination with respect thereto shall have been obtained without the imposition of any governmental request or order requiring the sale or disposition or holding separate (through a trust or otherwise) of particular assets or businesses of Veritas, VESI or Enertec. Enertec, Veritas and VESI shall each have filed all notices and information (if any) required under Part IX of the Competition Act (Canada) and the applicable waiting periods and any extensions thereof shall have expired or the parties shall have received an Advance Ruling Certificate pursuant to Section 102 of the Competition Act (Canada) setting out that the Director under such Act is satisfied he would not have sufficient grounds on which to apply for an order in respect of the Arrangement. The Arrangement shall have received the allowance or approval or deemed allowance or approval by the responsible Minister under the Investment Canada Act in respect of the Arrangement, to the extent such allowance or approval is required, on terms and conditions satisfactory to the parties, acting reasonably;

     (i) SEC Filings. Each of the Form S-4 and Form S-3, if required to be filed, shall have been declared effective under the Securities Act and shall not be the subject of any stop-order or proceedings seeking a stop-order and the Joint Proxy Statement shall on the Closing Date not be subject to any similar proceedings commenced or threatened by the SEC or the Commissions; and

     (j) Certificates and Resolutions. Veritas shall have received such other certificates and resolutions of Enertec as may be reasonably required in connection with the consummation of this Agreement.

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                                   ARTICLE VI
                                  TERMINATION

6.1 TERMINATION.

     This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the transactions contemplated hereby by the stockholders of Veritas, VESI or Enertec, as follows:

     (a)   by mutual agreement of Enertec and Veritas;

     (b) by Enertec, if there has been a breach by Veritas or VESI of any representation, warranty, covenant or agreement set forth in this Agreement on the part of Veritas or VESI, or if any representation or warranty of Veritas or VESI shall have become untrue, in either case which has or can reasonably be expected to have a Material Adverse Effect on Veritas, and which Veritas or VESI fails to cure within 15 business days after written notice thereof from Enertec (except that no cure period shall be provided for a breach by Veritas or VESI which by its nature cannot be cured);

     (c) by Veritas, if there has been a breach by Enertec of any representation, warranty, covenant or agreement set forth in this Agreement on the part of Enertec, or if any representation or warranty of Enertec shall have become untrue, in either case which has or can reasonably be expected to have a Material Adverse Effect on Enertec, and which Enertec fails to cure within 15 business days after written notice thereof from Veritas (except that no cure period shall be provided for a breach by Enertec which by its nature cannot be cured);

     (d) by either Veritas or Enertec if the shareholders of Enertec and of VESI do not approve the Arrangement (and the other matters to be approved at such meetings as provided in Section 7.1 hereof) at the Enertec Meeting and the VESI Meeting, as applicable, or the stockholders of Veritas do not approve at the Veritas Stockholders Meeting the matters to be approved at such meeting as provided in Section 7.1 hereof;


     (e) by either Veritas or Enertec, if all the conditions for Closing the Arrangement expressed to be in its favour shall not have been satisfied or waived on or before 5:00 p.m., Houston, Texas time on October 15, 1999, other than as a result of a breach of this Agreement by the terminating party;


     (f) by either Veritas or Enertec if any suit, action, or other proceeding shall be pending or threatened by any United States or Canadian federal, provincial or state government before any Governmental Entity, in which it is sought to restrain, prohibit, or otherwise affect the consummation of the transactions contemplated hereby; or

     (g) by Enertec, if (i) the Enertec Board determines in good faith (after consultation with its financial advisors, and after receiving the written opinion of its outside legal counsel), that it is required by its fiduciary duties to recommend to the Enertec shareholders that they vote against the Arrangement and approve instead a Superior Proposal, (ii) Enertec shall have given notice to Veritas advising Veritas that Enertec has received a Superior Proposal from a third party, specifying the terms and conditions of such Superior Proposal and that Enertec intends to terminate this Agreement in accordance with this Section 6.1(g) and (iii) either (A) Veritas shall not have revised its takeover proposal within five business days after the date on which such notice is deemed to have been given to Veritas, or (B) if Veritas within such period shall have revised its takeover proposal, the Enertec Board, after receiving advice from Enertec's financial advisors, shall have determined in its good faith judgment that the third party's Acquisition Transaction is superior to Veritas' revised takeover proposal.

6.2 NOTICE OF TERMINATION.

     Any termination of this Agreement under Section 6.1 above will be effective by the delivery of written notice by the terminating party to the other party hereto.

6.3 EFFECT OF TERMINATION.

     In the event of termination of this Agreement by either Enertec or Veritas as provided in Section 6.1, this Agreement shall forthwith become void and have no effect, and there shall be no liability or obligation on the part of Veritas or Enertec or their respective officers or directors, except that (i) the provisions of the Confidentiality Agreement dated January 25, 1999 shall survive any such termination and abandonment, and (ii) no party shall be
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released or relieved from any liability arising from the willful breach by such party of any of its representations, warranties, covenants or agreements as set forth in this Agreement.

                                  ARTICLE VII
                             ADDITIONAL AGREEMENTS

     Veritas, VESI and Enertec each agree to take the following actions after the execution of this Agreement.

7.1 MEETINGS.

     Subject to the Interim Order, Enertec, VESI and Veritas shall each duly call a meeting of its stockholders to be held within 45 days after the SEC has indicated that it has no further comments on the Joint Proxy Statement for the purpose of (a) in the cases of Enertec and VESI, voting upon (i) the Plan of Arrangement and the transactions contemplated hereby and thereby, and (b) in the case of Veritas, voting upon (i) a proposal to adopt the Restated Veritas Charter and effect the reclassification of the currently outstanding shares of Veritas Common Stock and (ii) such other matters relating to the Arrangement, if any, as shall be legally required in the reasonable opinion of Veritas; and each shall, through its board of directors, recommend to their stockholders approval of such matters and shall coordinate and cooperate with respect to the timing of such meetings.

7.2 THE CLOSING.

     Subject to the termination of this Agreement as provided in Article VI, the closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Bennett Jones, Calgary, Alberta, Canada on a date (the "Closing Date") and at a time to be mutually agreed upon by the parties, which date shall be no later than the fifth business day after all conditions to Closing set forth herein shall have been satisfied or waived, unless another place, time and date is mutually selected by Enertec and Veritas. Concurrently with the Closing, the Plan of Arrangement will be filed with the Registrar under the ABCA.

7.3 ANCILLARY DOCUMENTS/RESERVATION OF SHARES.

     (a) Provided all other conditions of this Agreement have been satisfied or waived, Enertec and VESI shall, on the Closing Date, file Articles of Arrangement pursuant to Part 15 of the ABCA to give effect to the Plan of Arrangement, such Articles of Arrangement to contain share conditions for the Series 1 Exchangeable Shares substantially in the form of those contained in EXHIBIT A hereto.

     (b)   On the Effective Date:

        (i) Veritas and VESI shall execute and deliver a Support Agreement containing the terms and conditions set forth in EXHIBIT C hereto, together with such other terms and conditions as may be agreed to by the parties hereto acting reasonably;

        (ii) Veritas, VESI and a Canadian trust company to be mutually agreeable to Veritas and Enertec, acting reasonably, shall execute and deliver a Voting and Exchange Trust Agreement containing the terms and conditions set forth in EXHIBIT D hereto, together with such other terms and conditions as may be agreed to by the parties hereto acting reasonably; and

        (iii) Veritas shall file with the Secretary of State of Delaware a Restated Certificate of Incorporation which shall be in substantially the form set forth in EXHIBIT B hereto.

     (c) On or before the Effective Date, Veritas will reserve for issuance such number of shares of Veritas Common Stock as shall be necessary to give effect to the transactions contemplated hereby.

7.4 EXCHANGE OF OPTIONS.

     Promptly after the Effective Time, Veritas will notify in writing each holder of a Enertec Option of the exchange of such Enertec Option for a Veritas Option in accordance with Section 1.1(i) hereof. As soon as reasonably practicable after the Effective Date, Veritas shall file with the SEC a registration statement on

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Form S-8 (or other appropriate form) with respect to the shares of Veritas
Common Stock subject to such Veritas Options and use its commercially reasonable efforts to maintain the effectiveness of such registration statement for so long as any of such options remain outstanding.

7.5 AFFILIATE AGREEMENTS.

     To ensure compliance with Rule 145 of the rules and regulations promulgated by the SEC and the Securities Act, Enertec shall cause the Affiliates of Enertec to execute and deliver to Veritas affiliate agreements in the form of EXHIBIT E. For purposes of this Agreement, an "Affiliate" shall have the meaning referred to in Rule 145 under the Securities Act.

7.6 EMPLOYEE MATTERS.

     Veritas shall take all actions necessary or appropriate such that each individual employed by Enertec or a Enertec Subsidiary immediately prior to the Effective Date (an "Enertec Employee") shall have the benefit of all of such employee's accrued benefits under the Enertec Plans from and after the Effective Date. Notwithstanding the foregoing, if any such Enertec Plan is terminated or discontinued on or after the Effective Date, Veritas shall take all actions necessary or appropriate to permit the Enertec Employees to immediately thereafter participate in the comparable employee benefit plan or program, if any, maintained by Veritas or any Veritas Subsidiary for its employees generally.

7.7 INDEMNIFICATION.

     Veritas agrees that all rights to indemnification or exculpation now existing in favour of the directors or officers of Enertec or any Enertec Subsidiary as provided in their respective articles or bylaws, or any agreement with such directors or officers, in effect on the date hereof shall survive the Arrangement and shall continue in full force and effect for a period of not less than that provided by the applicable statute of limitations from the Effective Time and Veritas hereby assumes, effective upon consummation of the Arrangement, all such liability with respect to any matters arising prior to the Effective Time.

                                  ARTICLE VIII
                                 MISCELLANEOUS

8.1 NO SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

     All representations and warranties of the parties contained in this Agreement will remain operative and in full force and effect, regardless of any investigation made by or on behalf of the parties to this Agreement, until the earlier of the termination of this Agreement or the Closing Date, whereupon such representations and warranties will expire and be of no further force or effect. All agreements and covenants of the parties shall survive the Closing Date, except as otherwise set forth in this Agreement.

8.2 NOTICES.

     All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, by facsimile (receipt confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

        (a)   if to Veritas to:
             Veritas DGC Inc.
             3701 Kirby Drive, Suite 960
             Houston, Texas 77098
             Attention: Chairman
             Facsimile No. 713/630-4464
with a copy to  Porter & Hedges, L.L.P.
                700 Louisiana Street
             35th Floor
             Houston, Texas 77002
             Attention: T. William Porter
             Facsimile No. 713/228-1331

and             Bennett Jones
             4500 Bankers Hall East
             855 2nd Street S.W.
             Calgary, Alberta
             T2P 4K7
             Attention: Neil Stevenson
             Facsimile No. 403/265-7219

        (b)   if to Enertec to:
             Enertec Resource Services Inc.
             800, 615 Macleod Trail S.E.
             Calgary, Alberta
             T2G 4T8
             Attention: President
             Facsimile No. 403/264-7106

with a copy to  Fraser Milner
             3000 Fifth Avenue Place
             237 - 4th Avenue S.W.
             Calgary, Alberta
             T2P 4X7
             Attention: David R.J. Lefebvre
             Facsimile No.: 403/268-3100

and             Mayor, Day, Caldwell & Keeton L.L.P.
             700 Louisiana
             Suite 1900
             Houston, Texas 77002
             Attention: John Clutterbuck
             Facsimile No. 713/225-7047

8.3 INTERPRETATION.

     When a reference is made in this Agreement to Sections or Exhibits, such reference shall be to a Section or Exhibit to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used therein shall be deemed in each case to be followed by the words "without limitation." The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any reference herein to "the knowledge" of any of the parties will be deemed to mean the actual knowledge of the officers of such party and the knowledge that such officers would have had if such officers had conducted a diligent inquiry into the relevant subject matter.

8.4 COUNTERPARTS.

     This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to each of the other parties, it being understood that all parties need not sign the same counterpart. A counterpart delivered by facsimile is hereby deemed to be as effective as a counterpart delivered in original form.

8.5 MISCELLANEOUS.

     This Agreement, each of the agreements attached as an exhibit hereto and any other documents referred to herein or contemplated hereby (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, (b) is not intended to confer upon any other person any rights or remedies hereunder (except as otherwise expressly provided herein and except that Section 1.1(i) is for the benefit of holders of Enertec Options and Section 7.6 is for the benefit of the Enertec Employees and said sections are intended to confer rights on such persons); and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided.

8.6 GOVERNING LAW.

     This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the Province of Alberta and the federal laws of Canada applicable therein. Each of the parties agrees that any action or proceeding arising out of or relating to this agreement may be instituted in the courts of Alberta, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and agrees not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and Veritas hereby appoints VESI at its registered office in the Province of Alberta as Veritas' attorney for service of process.

8.7 AMENDMENT AND WAIVERS.

     Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof or default in the performance hereof will not be deemed to constitute a waiver of any other default or any succeeding breach or default. The Agreement may be amended by the parties hereto at any time before or after approval of the Enertec shareholders, the Veritas stockholders or the VESI shareholders, but, after such approval, no amendment will be made which by applicable law requires the further approval of the Enertec shareholders, the Veritas stockholders or the VESI shareholders without obtaining such further approval.

8.8 EXPENSES.

     Each party will bear its respective expenses and legal fees incurred with respect to this Agreement, and the transactions contemplated hereby.

8.9 RESTATEMENT.


     This Agreement has been amended and restated effective June 25, 1999 and July 29, 1999. Notwithstanding such restatement, this Agreement shall be dated as of March 30, 1999 and references to time herein shall be considered to speak as of March 30, 1999 except where the context otherwise requires.


     IN WITNESS WHEREOF, Veritas, VESI and Enertec have caused this Agreement to be signed and delivered by their respective officers thereunder duly authorized, all as of the date first written above.

                                          VERITAS DGC INC.

                                          Per:      /s/ DAVID B. ROBSON
                                            ------------------------------------

                                          Per:      /s/ LARRY L. WORDEN
                                            ------------------------------------

                                          VERITAS ENERGY SERVICES INC.

                                          Per:      /s/ DAVID B. ROBSON
                                            ------------------------------------

                                          Per:      /s/ LARRY L. WORDEN
                                            ------------------------------------

                                          ENERTEC RESOURCE SERVICES INC.

                                          Per:      /s/ MURRAY A. OLSON
                                            ------------------------------------

                                          Per:        /s/ P. H. RYDER
                                            ------------------------------------

                                    ANNEX C

                                 INTERIM ORDER

                    IN THE COURT OF QUEEN'S BENCH OF ALBERTA

                          JUDICIAL DISTRICT OF CALGARY

IN THE MATTER OF Section 186 of the Business Corporations Act (Alberta), being Chapter B-15, of the Statutes of Alberta, 1981, as amended;

AND IN THE MATTER OF an Arrangement proposed by Enertec Resource Services Inc. and Veritas Energy Services Inc., involving Enertec Resource Services Inc., its shareholders and optionholders, Veritas Energy Services Inc., its exchangeable shareholders and Veritas DGC Inc.

BEFORE THE HONOURABLE CHIEF JUSTICE              )          AT THE COURT HOUSE, IN THE CITY OF
W.K. MOORE IN CHAMBERS                           )          CALGARY, IN THE PROVINCE OF ALBERTA ON
                                                 )          ________________ , THE ________ DAY OF
                                                 )          ________________ , 1999.

                                 INTERIM ORDER

     UPON the application by joint Petition of Enertec Resource Services Inc. ("Enertec") and Veritas Energy Services Inc. ("VESI") pursuant to Section 186 of the Business Corporations Act (Alberta);

     AND UPON reading the said Petition, and the Affidavits of Peter H. Ryder, Vice-President, Finance and Chief Financial Officer of Enertec, and Larry L. Worden, Assistant Secretary of VESI, and the documents referred to therein, filed;

     AND UPON it appearing that notice of this application has been given to the Executive Director of the Alberta Securities Commission;

     AND UPON hearing counsel for Enertec and counsel for VESI;

     IT IS HEREBY ORDERED THAT:

1. Enertec shall convene a special meeting (the "Enertec Meeting") of the holders of its issued and outstanding common shares (the "Common Shares") and options to purchase Common Shares (the "Options") to consider, and if deemed advisable, to pass, with or without variation, a resolution (the "Enertec Arrangement Resolution") to approve a proposed Plan of Arrangement (the "Plan of Arrangement") involving Enertec, its said holders of Common Shares (the "Shareholders") and Options (the "Optionholders"), VESI, its said holders (the "Exchangeable Shareholders") of its issued and outstanding exchangeable shares (the "Exchangeable Shares") and Veritas DGC Inc. ("Veritas DGC"), a true copy of which Plan of Arrangement in its substantially final form is included as Annex D to Exhibit "A" to the Affidavit of Larry L. Worden sworn the ________ day of ________________ 1999.

2. VESI shall convene a special meeting (the "VESI Meeting") of the Exchangeable Shareholders to consider, and if deemed advisable, to pass, with or without variation, a resolution (the "VESI Arrangement Resolution") to approve the proposed Plan of Arrangement.

3. The Enertec Meeting shall be called, held and conducted in accordance with the Business Corporations Act (Alberta) (the "ABCA") and the Articles and the By-laws of Enertec subject to what may be provided hereafter.

4. The VESI Meeting shall be called, held and conducted in accordance with the ABCA and the Articles and the By-laws of VESI subject to what may be provided hereafter.

5. The only persons entitled to notice of the Enertec Meeting shall be the registered Shareholders and the Optionholders as they may appear on the records of Enertec as at the close of business on the ________ day of ________________ , 1999, the directors and auditors of Enertec, the Registrar of Corporations under the ABCA and the Alberta Securities Commission, and the only persons entitled to be represented and to vote at the Enertec Meeting, either in person or by proxy, shall be such Shareholders and Optionholders, subject to the provisions of Section 132 of the ABCA.

6. The only persons entitled to notice of the VESI Meeting shall be the registered Exchangeable Shareholders as they may appear on the records of VESI as at the close of business on the ________ day of ________________ , 1999, the directors and auditors of VESI, the Registrar of Corporations under the ABCA and the Alberta Securities Commission, and the only persons entitled to be represented and to vote at the VESI Meeting, either in person or by proxy, shall be such Exchangeable Shareholders, subject to the provisions of Section 132 of the ABCA.

7. Enertec shall send the Notice of the Special Meeting of Shareholders and Optionholders, Notice of Petition, and Joint Management Information Circular and Proxy Statement (the "Proxy Circular") in substantially the form contained in Exhibit "A" to the Affidavit of Larry L. Worden, with such amendments thereto as counsel for Enertec may advise are necessary or desirable, provided that such amendments are not inconsistent with the terms of this Order, to the Shareholders, to the Optionholders, to the directors and auditors of Enertec, the Registrar of Corporations under the ABCA and to the Alberta Securities Commission by mailing the same by prepaid ordinary mail, or by sending the same by direct courier at the expense of Enertec, to such persons at least 21 days prior to the date of the Enertec Meeting, excluding the date of mailing or sending by courier and excluding the date of the Enertec Meeting. Such mailing or sending by courier shall constitute good and sufficient service of notice of the Petition, the Enertec Meeting and the hearing in respect of the Petition.

8. VESI shall send the Notice of the Special Meeting of Exchangeable Shareholders, Notice of Petition, and Proxy Circular in substantially the form contained in Exhibit "A" to the Affidavit of Larry L. Worden, with such amendments thereto as counsel for VESI may advise are necessary or desirable, provided that such amendments are not inconsistent with the terms of this Order, to the Exchangeable Shareholders, to the directors and auditors of VESI, the Registrar of Corporations under the ABCA and to the Alberta Securities Commission by mailing the same by prepaid ordinary mail, or by sending the same by direct courier at the expense of VESI, to such persons at least 21 days prior to the date of the VESI Meeting, excluding the date of mailing or sending by courier and excluding the date of the VESI Meeting. Such mailing or sending by courier shall constitute good and sufficient service of notice of the Petition, the VESI Meeting and the hearing in respect of the Petition.

9. The accidental omission to give notice of the Enertec Meeting, or the non-receipt of such notice by one or more of the persons specified in paragraph 7 hereof, shall not invalidate any resolution passed or proceedings taken at the Enertec Meeting.

10. The accidental omission to give notice of the VESI Meeting, or the non-receipt of such notice by one or more of the persons specified in paragraph 8 hereof, shall not invalidate any resolution passed or proceedings taken at the VESI Meeting.

11. Each Common Share and each Option shall be entitled to one vote on each matter to be acted upon at the Enertec Meeting. The majority required to pass the Enertec Arrangement Resolution shall be not less than two-thirds of the aggregate votes cast by the Shareholders and the Optionholders (present in person or by proxy), voting together as a single class, in respect of the Enertec Arrangement Resolution at the Enertec Meeting.

12. Each Exchangeable Share (except those held by Veritas DGC) shall be entitled to one vote on each matter to be acted upon at the VESI Meeting. The majority required to pass the VESI Arrangement Resolution shall be not less than two-thirds of the aggregate votes cast by the Exchangeable Shareholders (present in person or by proxy) in respect of the VESI Arrangement Resolution at the VESI Meeting.

13. The Shareholders who are registered Shareholders, and the Optionholders, shall have the right to dissent from the Enertec Arrangement Resolution in accordance with the provisions of Section 184 of the ABCA, as modified hereby, and to be paid the fair value of their Common Shares, or Options, provided that:

     (a) notwithstanding subsection 184(5) of the ABCA, the written objection to the Enertec Arrangement Resolution referred to in subsection 184(5) of the ABCA which is required to be sent to Enertec must be received by Enertec, c/o Fraser Milner Attention: David R.J. Lefebvre at the address set out below, or the Chairman of the Enertec Meeting, before commencement of the Enertec Meeting; and

     (b) the holders exercising such right of dissent otherwise comply with the requirements of Section 184 of the ABCA.

14. The Exchangeable Shareholders who are registered Exchangeable Shareholders shall have the right to dissent from the VESI Arrangement Resolution in accordance with the provisions of Section 184 of the ABCA, as modified hereby, and to be paid the fair value of their Exchangeable Shares provided that:

     (a) notwithstanding subsection 184(5) of the ABCA, the written objection to the VESI Arrangement Resolution referred to in subsection 184(5) of the ABCA which is required to be sent to VESI must be received by VESI, c/o Bennett Jones Attention: Neil H. Stevenson at the address set out below, or the Chairman of the VESI Meeting, before commencement of the VESI Meeting; and

     (b) the holders exercising such right of dissent otherwise comply with the requirements of Section 184 of the ABCA.

15. Upon approval of the Plan of Arrangement at the Enertec Meeting and the VESI Meeting in the manner set forth in this Order, Enertec and VESI may jointly apply before this Court for approval of the Plan of Arrangement, which application (the "Final Application") shall be heard by this Honourable Court at the Court House, 611 - 4th Street S.W., in the City of Calgary, on the ________ day of ________________ , 1999 at ________________ or so soon thereafter as counsel may be heard.

16. Any Shareholder, Optionholder, Exchangeable Shareholder and any other interested person may appear on the application for the approval of the Arrangement, provided that such holder or person shall file with this Court and serve on the solicitors for Enertec and VESI on or before ________________ , 1999, a Notice of Intention to Appear setting out the address for service in respect of such holder or person, and indicating whether such holder or person intends to support or oppose the application or make submissions thereat together with any evidence or materials which are to be presented to this Court, such Notice of Appearance to be effected by delivery, at the addresses set forth below:

    Bennett Jones                                    Fraser Milner
    4500 Bankers Hall East                           30th Floor
    855 - 2nd Street S.W.                            237 - 4th Avenue S.W.
    Calgary, Alberta                                 Calgary, Alberta
    T2P 4K7                                          T2P 4X7
    Attention: Neil H. Stevenson                     Attention: David R.J. Lefebvre

17. In the event the Final Application is adjourned, only those persons who have filed and served a Notice of Appearance shall be served with notice of the adjourned date.

18. Enertec and VESI shall be entitled at any time to seek leave to vary this Order.

                                          --------------------------------------
                                          C.J.C.Q.B.A.

ENTERED this ________ day of ________________ , 1999.

---------------------------------------------------------
Clerk of the Court of Queen's Bench
of Alberta

ACTION NO:                                                                , 1999

          ------------------------------------------------------------

                         IN THE COURT OF QUEEN'S BENCH
                                   OF ALBERTA
                          JUDICIAL DISTRICT OF CALGARY

          ------------------------------------------------------------

IN THE MATTER OF Section 186 of the Business Corporations Act (Alberta), being Chapter B-15, of the Statutes of Alberta, 1981, as amended;

AND IN THE MATTER OF an Arrangement proposed by Enertec Resource Services Inc. and Veritas Energy Services Inc., involving Enertec Resource Services Inc., its shareholders and optionholders, Veritas Energy Services Inc., its exchangeable shareholders and Veritas DGC Inc.

          ------------------------------------------------------------

                                 INTERIM ORDER

          ------------------------------------------------------------

                                 BENNETT JONES
                           Barristers and Solicitors
                             4500 Bankers Hall East
                             855 - 2nd Street S.W.
                                CALGARY, Alberta
                                    T2P 4K7
                           Neil H. Stevenson 298-3155

                                 FRASER MILNER
                           Barristers and Solicitors
                                   30th Floor
                              237-4th Avenue S.W.
                                CALGARY, Alberta
                                    T2P 4K7
                          David R.J. Lefebvre 268-7140

                                    ANNEX D

                              PLAN OF ARRANGEMENT,
                   CLASS A EXCHANGEABLE SHARE PROVISIONS AND
                     SERIES 1 EXCHANGEABLE SHARE PROVISIONS

                              PLAN OF ARRANGEMENT
                               UNDER SECTION 186
                   OF THE BUSINESS CORPORATIONS ACT (ALBERTA)

                                   ARTICLE 1
                                 INTERPRETATION

1.1 DEFINITIONS. In this Plan of Arrangement unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

     "ABCA" means the Business Corporations Act (Alberta), as amended;

     "Arrangement" means the arrangement under section 186 of the ABCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments thereto made in accordance with Section 6.1 hereof or made at the direction of the Court in the Final Order;

     "Automatic Redemption Date" has the meaning set out in the Series 1 Exchangeable Share Provisions;

     "Average Closing Price" means the average closing price (computed and rounded to the third decimal point) of shares of Veritas Common Stock on the NYSE during the 10 trading days ending on the last trading day prior to the Effective Date;

     "Business Day" has the meaning set out in the Series 1 Exchangeable Share Provisions;

     "Class A Exchangeable Shares" has the meaning set out in Section
2.1(b)(vii);

     "Court" means the Court of Queen's Bench of Alberta;

     "Current Option Holder" has the meaning set out in Section 2.1(i);

     "Depositary" has the meaning set out in Section 2.1(d);

     "Dissent Procedures" has the meaning set out in Section 3.1;

     "Effective Date" means the date shown on the certificates of arrangement issued by the Registrar under the ABCA giving effect to the Arrangement;

     "Effective Time" means 12:01 a.m. on the Effective Date;

     "Enertec" means Enertec Resource Services Inc., a corporation existing under the ABCA;

     "Enertec Common Shares" means the common shares in the capital of Enertec;

     "Enertec Option Plan" means the stock option plan of Enertec;

     "Exchange Ratio" has the meaning set out in Section 2.1(e);

     "Exchangeable Shares" has the meaning set out in Section 2.1(b)(i);

     "Final Order" means the final order of the Court approving the Arrangement as such order may be amended by the Court at any time prior to the Effective Time;

     "ITA" means the Income Tax Act (Canada);

     "Liquidation Call Purchase Price" has the meaning set out in Section
5.1(a);

     "Liquidation Call Right" has the meaning set out in Section 5.1(a);

     "Liquidation Date" has the meaning set out in the Series 1 Exchangeable Share Provisions;

     "Meetings" means the special meetings of the holders of Enertec Common Shares and Options and of the holders of Exchangeable Shares to be held to consider the Arrangement;

     "NYSE" means the New York Stock Exchange;

     "Options" means the various outstanding option agreements held by directors, officers and employees of Enertec to purchase Enertec Common Shares granted pursuant to the Enertec Option Plan;

     "Optionholders" means holders of Options;

     "Redemption Call Purchase Price" has the meaning set out in Section 5.2(a);

     "Redemption Call Right" has the meaning set out in Section 5.2(a);

     "Retracted Shares" has the meaning set out in the Series 1 Exchangeable Share Provisions;

     "Series 1 Exchangeable Shares" has the meaning set out in Section 2.1(b)(viii);

     "Series 1 Exchangeable Share Consideration" has the meaning set out in the Series 1 Exchangeable Share Provisions;

     "Series 1 Exchangeable Share Price" has the meaning set out in the Series 1 Exchangeable Share Provisions;

     "Series 1 Exchangeable Share Provisions" means the rights, privileges, restrictions and conditions attaching to the Series 1 Exchangeable Shares, which are set forth in Appendix A hereto;

     "Subsidiary" has the meaning set out in the Series 1 Exchangeable Share Provisions;

     "Transfer Agent" has the meaning set out in Section 4.4;

     "Veritas" means Veritas DGC Inc., a corporation existing under the laws of the State of Delaware;

     "Veritas Common Stock" has the meaning set out in the Series 1 Exchangeable Share Provisions;

     "Veritas Option Plan" has the meaning set out in Section 2.1(i);

     "Veritas Options" has the meaning set out in Section 2.1(i);

     "VESI" means Veritas Energy Services Inc., a corporation existing under the ABCA; and

     "Voting and Exchange Trust Agreement" has the meaning set out in the Series 1 Exchangeable Share Provisions.

1.2 SECTIONS AND HEADINGS. The division of this Plan of Arrangement into sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to a section or an Appendix refers to the specified section of or Appendix to this Plan of Arrangement.

1.3 NUMBER, GENDER AND PERSONS. In this Plan of Arrangement, unless the context otherwise requires, words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

                                   ARTICLE 2
                                  ARRANGEMENT

2.1 ARRANGEMENT. At the Effective Time on the Effective Date, the following steps shall occur and shall be deemed to occur in the following order without any further act or formality:

     (a) The articles of Enertec shall be amended to delete the Class 1 Preferred Shares from the authorized share capital;

     (b)   The articles of VESI shall be amended to:

        (i) delete Section 4.1(c) of the provisions attaching to the existing exchangeable shares of VESI (the "Exchangeable Shares") and to substitute therefor the following:

             "(c) except as provided for in the rights, privileges, restrictions and conditions attaching to the Class A Exchangeable Shares, or any series thereof, redeem or purchase any other shares of the Corporation ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution;"

        (ii) delete Section 4.1(d) of the provisions attaching to the Exchangeable Shares and to substitute therefor the following:

             "(d) issue any Exchangeable Shares other than by way of stock dividends to the holders of such Exchangeable Shares or as contemplated by the Support Agreement; or";

        (iii) delete Section 4.1(e) of the provisions attaching to the Exchangeable Shares and to substitute therefor the following:

             "(e) except for the designation of one or more further series of Class A Exchangeable Shares, amend the articles or by-laws of the Corporation.";

        (iv) delete the third sentence of Section 6.6 of the provisions attaching to the Exchangeable Shares and to substitute therefor the following:

             "In any case in which the redemption by the Corporation of Retracted Shares, or the redemption by the Corporation of any Class A Exchangeable Shares, would be contrary to liquidity or solvency requirements or other provisions of applicable law, the Corporation shall redeem Retracted Shares and Class A Exchangeable Shares on a PRO RATA basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation.";

        (v) delete the restriction set out in Section 2.1(f) of that Plan of Arrangement attached to that Certificate of Amendment of VESI dated August 30, 1996;

        (vi) increase the number of authorized common shares in the capital of VESI to an unlimited number of common shares;

        (vii) authorize a further class of exchangeable shares, ranking pari passu with the Exchangeable Shares, unlimited in number, issuable in series and having the terms and conditions set forth in Appendix A hereto (the "Class A Exchangeable Shares");

        (viii) designate the first series of Class A Exchangeable Shares as "Class A Exchangeable Shares Series 1" limited in number to 25,000,000 shares and having the terms and conditions set forth in the Series 1 Exchangeable Share Provisions (the "Series 1 Exchangeable Shares"); and

        (ix)  add the following provision to part 7 of such articles:

             "Meetings of shareholders of the Corporation shall be held in the location determined by the directors of the Corporation, and may be held in Houston, Texas, or at any location within Alberta.";

     (c) That Support Agreement dated August 30, 1996 between Veritas and VESI shall be amended to delete Section 2(i) thereof and to substitute therefor the following:

        "(i) OWNERSHIP OF OUTSTANDING SHARES. Without the prior approval of Veritas and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 of the Exchangeable Share Provisions, Digicon covenants and agrees in favour of Veritas that, as long as any outstanding Exchangeable Shares are owned by any person or entity other than Digicon or any of its Subsidiaries, Digicon will be and remain the direct or indirect beneficial owner of all issued and outstanding shares in the capital of Veritas and all outstanding securities of Veritas carrying or otherwise entitled to voting rights in any circumstances, in each case other than the Exchangeable Shares and other than the Class A Exchangeable Shares of Veritas.";

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

     (d) Subject to the approval of CIBC Mellon Trust Company (the "Depositary"), that Voting and Exchange Trust Agreement dated August 30, 1996 between Veritas, VESI and the Depositary (as successor to The R-M Trust Company) shall be amended to delete the definition of "Insolvency Event" and to substitute therefor the following:

        "Insolvency Event" means the institution by Veritas of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound-up, or the consent of Veritas to the institution of bankruptcy, insolvency, dissolution or winding-up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies' Creditors Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by Veritas to contest in good faith any such proceedings commenced in respect of Veritas within 15 days of becoming aware thereof, or the consent by Veritas to the filing of any such petition or to the appointment of a receiver, or the making by Veritas of a general assignment for the benefit of creditors, or the admission in writing by Veritas of its inability to pay its debts generally as they become due, or Veritas not being permitted, pursuant to liquidity or solvency requirements of applicable law, to redeem any Exchangeable Shares in accordance with the terms thereof or to redeem any shares of any series of Class A Exchangeable Shares of the Corporation in accordance with the terms thereof.";

     (e) Each of the Enertec Common Shares (other than Enertec Common Shares held by holders who have exercised their rights of dissent in accordance with Section 3.1 hereof and who are ultimately entitled to be paid the fair value for such shares) will be transferred to VESI in consideration for a number of Series 1 Exchangeable Shares at an exchange ratio equal to 0.345 of a Series 1 Exchangeable Share for each Enertec Common Share (the "Exchange Ratio"), and each such holder of Enertec Common Shares will receive that whole number of Series 1 Exchangeable Shares resulting from the transfer of such holder's Enertec Common Shares. In lieu of fractional Series 1 Exchangeable Shares, each holder of an Enertec Common Share who otherwise would be entitled to receive a fraction of a Series 1 Exchangeable Share shall be paid by VESI an amount determined in accordance with Section 4.3 hereof;

     (f)   Upon the transfer of shares referred to in Section 2.1(e) above:

        (i) each holder of an Enertec Common Share shall cease to be such a holder, shall have his name removed from the register of holders of Enertec Common Shares and shall become a holder of the number of fully paid Series 1 Exchangeable Shares to which he is entitled as a result of the transfer referred to in Section 2.1(e) above and such holder's name shall be added to the register of holders of Series 1 Exchangeable Shares accordingly;

        (ii) VESI shall become the legal and beneficial owner of all of the Enertec Common Shares so transferred; and

        (iii) the Shareholders Rights Plan Agreement between Enertec and Montreal Trust Company of Canada made as of December 11, 1997, as amended and restated as of March 6, 1998, and all outstanding Rights (as defined in such agreement) will be terminated, void and of no further force or effect;

     (g) Holders of Enertec Common Shares shall be entitled to make an income tax election pursuant to section 85 of the ITA with respect to the transfer of their Enertec Common Shares to VESI referred to in
           Section 2.1(e) by providing two signed copies of the necessary election forms to VESI within 90 days following the Effective Date, duly completed with the details of the number of shares transferred and the applicable agreed amounts for the purposes of such elections. Thereafter, subject to the election forms complying with the provisions of the ITA, the forms will be signed by VESI and returned to such holders of Enertec Common Shares for filing with Revenue Canada, Taxation;

     (h) Veritas shall issue to and deposit with the Depositary the Voting Share (as defined in the Voting and Exchange Trust Agreement), in consideration of the payment to Veritas of U.S. $1, to be thereafter

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

        held by the Depositary as trustee for and on behalf of, and for the use and benefit of, the holders of the Series 1 Exchangeable Shares, in accordance with the Voting and Exchange Trust Agreement; and

     (i) Each of the then outstanding Options will and without any further action on the part of any Optionholder, be exchanged for an option (collectively, the "Veritas Options") under the Third Amended and Restated 1992 Employee Non-qualified Stock Option Plan (the "Veritas Option Plan") to purchase that number of shares of Veritas Common Stock determined by multiplying the number of Enertec Common Shares subject to such Option at the Effective Time by the Exchange Ratio, at an exercise price per share of Veritas Common Stock equal to the exercise price per share of such Option immediately prior to the Effective Time, divided by the Exchange Ratio. Such option price shall be converted into a United States dollar equivalent based on the rate of exchange applicable at the Effective Time as stated in that edition of The Wall Street Journal next published after the Effective Time. If the foregoing calculation results in an exchanged Option being exercisable for a fraction of a share of Veritas Common Stock, then the number of shares of Veritas Common Stock subject to such Option will be rounded down to the nearest whole number of shares, and the total exercise price for the Veritas Option will be reduced by the exercise price of the fractional share. Each Veritas Option shall be:

        (i)   fully vested immediately after the Effective Time; and

        (ii) for a term commencing at the Effective Time and ending as follows:

             (A)  for each Optionholder who:

                 (1) is an Enertec director, officer or employee as at the Effective Time (a "Current Optionholder"); and

                 (2) after the Effective Time is employed or retained by Veritas, Enertec or one of their Subsidiaries,

                 on the date as set forth in subsections 5(b) and (d) of the Enertec Option Plan;

             (B) for each Current Optionholder who at the Effective Time is not retained as a director, officer or employee of Veritas, Enertec or one of their Subsidiaries, on the date that is the first business day on or immediately after the date that is 90 days after the later of the Effective Date and the date such director, officer or employee is terminated; or

             (C) notwithstanding the provisions of (A) and (B) above, the Enertec Option Plan or the Veritas Option Plan, for each Current Optionholder with an executive termination contract, on the current expiry date of such Option (the sixth anniversary date).

     The term, exerciseability, and all other terms and conditions of the Enertec Options exchanged in accordance with this Section 2.1(i) will otherwise be unchanged by the provisions of this Section 2.1(i) and shall operate in accordance with their terms and the Veritas Option Plan shall be amended accordingly as required.

                                   ARTICLE 3
                               RIGHTS OF DISSENT

3.1 RIGHTS OF DISSENT. Holders of Enertec Common Shares or Options and holders of Exchangeable Shares may exercise rights of dissent with respect to such shares or options pursuant to and in the manner set forth in section 184 of the ABCA and this Section 3.1 (the "Dissent Procedures") in connection with the Arrangement and holders who duly exercise such rights of dissent and who:

     (a) are ultimately entitled to be paid the fair value for their Enertec Common Shares, Options or Exchangeable Shares, as the case may be, shall be deemed to have transferred such Enertec Common Shares or Options to Enertec or such Exchangeable Shares to VESI, as the case may be, for cancellation on the Effective Date; or

     (b) are ultimately not entitled, for any reason, to be paid the fair value for their Enertec Common Shares, Options or Exchangeable Shares, as the case may be, shall be deemed to have participated in the Arrangement on the same basis as any non-dissenting holder of Enertec Common Shares, Options or Exchangeable Shares, as the case may be, but in no case shall Enertec be required to recognize such holders as holders of Enertec Common Shares or Options or shall VESI be required to recognize such holders as holders of Exchangeable Shares on and after the Effective Date, and the names of such holders shall be deleted from the applicable register of holders of Enertec or VESI securities on the Effective Date.

                                   ARTICLE 4
                       CERTIFICATES AND FRACTIONAL SHARES

4.1 ISSUANCE OF CERTIFICATES REPRESENTING SERIES 1 EXCHANGEABLE SHARES. At or promptly after the Effective Time, VESI shall deposit with the Depositary, for the benefit of the holders of Enertec Common Shares transferred pursuant to
Section 2.1(e), certificates representing the Series 1 Exchangeable Shares issued pursuant to Section 2.1(e) upon the transfer of outstanding Enertec Common Shares. Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented outstanding Enertec Common Shares that were transferred for Series 1 Exchangeable Shares, together with such other documents and instruments as would have been required to effect the transfer of the shares formerly represented by such certificate under the ABCA and the by-laws of Enertec and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in consideration therefor, and the Depositary shall deliver to such holder, a certificate representing that number (rounded down to the nearest whole number) of Series 1 Exchangeable Shares which such holder has the right to receive (together with any dividends or distributions with respect thereto pursuant to Section 4.2 and any cash in lieu of fractional Series 1 Exchangeable Shares pursuant to Section 4.3), and the certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Enertec Common Shares which is not registered in the transfer records of Enertec, a certificate representing the proper number of Series 1 Exchangeable Shares may be issued to a transferee if the certificate representing such Enertec Common Shares is presented to the Depositary, accompanied by all documents required to evidence and effect such transfer. Until surrendered as contemplated by this Section 4.1, each certificate which immediately prior to the Effective Time represented outstanding Enertec Common Shares that were transferred in consideration for Series 1 Exchangeable Shares shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender (a) the certificate representing Series 1 Exchangeable Shares as contemplated by this
Section 4.1, (b) a cash payment in lieu of any fractional Series 1 Exchangeable Shares as contemplated by Section 4.3 and (c) any dividends or distributions with a record date after the Effective Time theretofore paid or payable with respect to Series 1 Exchangeable Shares as contemplated by Section 4.2.

4.2 DISTRIBUTIONS WITH RESPECT TO UNSURRENDERED CERTIFICATES. No dividends or other distributions declared or made after the Effective Time with respect to Series 1 Exchangeable Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate which, immediately prior to the Effective Time, represented outstanding Enertec Common Shares that were transferred pursuant to Section 2.1, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 4.3, (and no interest will be earned or payable on these proceeds) unless and until such certificate shall be surrendered in accordance with Section 4.1. Subject to applicable law and to Section 4.5, at the time of such surrender of any such certificate (or, in the case of clause (c) below, at the appropriate payment date), there shall be paid to the record holder of the certificates representing whole Series 1 Exchangeable Shares without interest, (a) the amount of any cash payable in lieu of a fractional Series 1 Exchangeable Share to which such holder is entitled pursuant to Section 4.3, (b) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole Series 1 Exchangeable Share, and (c) the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole Series 1 Exchangeable Share.

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

4.3 NO FRACTIONAL SHARES. No certificates or scrip representing fractional Series 1 Exchangeable Shares shall be issued upon the surrender for transfer of certificates pursuant to Section 4.1 and no dividend, stock split or other change in the capital structure of VESI shall relate to any such fractional security and such fractional interests shall not entitle the owner thereof to vote or to exercise any rights as a security holder of VESI. In lieu of any such fractional securities, each person entitled to a fractional interest in a Series 1 Exchangeable Share will receive an amount of cash (rounded to the nearest whole cent), without interest, equal to the product of (a) such fraction, multiplied by (b) the Average Closing Price of the Veritas Common Stock, such amount to be provided to the Depositary by VESI upon request.

4.4 LOST CERTIFICATES. If any certificate which immediately prior to the Effective Time represented outstanding Enertec Common Shares that were transferred pursuant to Section 2.1 has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, certificates representing Series 1 Exchangeable Shares (and any dividends or distributions with respect thereto and any cash pursuant to Section 4.3) deliverable in respect thereof as determined in accordance with Section 2.1. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the person to whom certificates representing Series 1 Exchangeable Shares are to be issued shall, as a condition precedent to the issuance thereof, give a bond satisfactory to VESI, Veritas and VESI's transfer agent (the "Transfer Agent"), as the case may be, in such sum as VESI may direct or otherwise indemnify VESI or Veritas in a manner satisfactory to VESI and the Transfer Agent against any claim that may be made against VESI, Veritas or the Transfer Agent with respect to the certificate alleged to have been lost, stolen or destroyed.

4.5 EXTINGUISHMENT OF RIGHTS. Any certificate which immediately prior to the Effective Time represented outstanding Enertec Common Shares that were transferred pursuant to Section 2.1 and has not been deposited, with all other instruments required by Section 4.1, on or prior to the tenth anniversary of the Effective Date shall cease to represent a claim or interest of any kind or nature as a shareholder of VESI. On such date, the Series 1 Exchangeable Shares to which the former registered holder of the certificate referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered to VESI together with all entitlements to dividends, distributions and interests thereon held for such former registered holder for no consideration.

                                   ARTICLE 5
       CERTAIN RIGHTS OF VERITAS TO ACQUIRE SERIES 1 EXCHANGEABLE SHARES

5.1 VERITAS LIQUIDATION CALL RIGHT.

     (a) Veritas shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of VESI pursuant to Article 5 of the Series 1 Exchangeable Share Provisions, to purchase from all but not less than all of the holders (other than Veritas and any Subsidiary thereof) of Series 1 Exchangeable Shares on the Liquidation Date all but not less than all of the Series 1 Exchangeable Shares held by each such holder on payment by Veritas to the holder of the Series 1 Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "Liquidation Call Purchase Price"). In the event of the exercise of the Liquidation Call Right by Veritas, each holder shall be obligated to sell all the Series 1 Exchangeable Shares held by the holder to Veritas on the Liquidation Date on payment by Veritas to the holder of the Liquidation Call Purchase Price for each such share.

     (b) To exercise the Liquidation Call Right, Veritas must notify VESI's Transfer Agent in writing, as agent for the holders of Series 1 Exchangeable Shares, and VESI of Veritas' intention to exercise such right at least 55 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of VESI and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of VESI. The Transfer Agent will notify the holders of Series 1 Exchangeable Shares as to whether or not Veritas has exercised the Liquidation Call Right forthwith after the expiry of the date by which the same may be exercised by Veritas. If Veritas exercises the Liquidation Call Right, on the Liquidation Date Veritas will purchase and the holders will sell all of the Series 1 Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

     (c) For the purposes of completing the purchase of the Series 1 Exchangeable Shares pursuant to the Liquidation Call Right, Veritas shall deposit with the Transfer Agent, on or before the Liquidation Date, the Series 1 Exchangeable Share Consideration representing the total Liquidation Call Purchase Price. In connection with payment of the Liquidation Call Purchase Price, Veritas shall be entitled to liquidate some of the Veritas Common Stock that would otherwise be deliverable to the particular holder of Series 1 Exchangeable Shares in order to fund any statutory withholding tax obligation. Provided that such Series 1 Exchangeable Share Consideration has been so deposited with the Transfer Agent, on and after the Liquidation Date the rights of each holder of Series 1 Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by Veritas without interest upon presentation and surrender by the holder of certificates representing the Series 1 Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the Veritas Common Stock delivered to it. Upon surrender to the Transfer Agent of a certificate or certificates representing Series 1 Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Series 1 Exchangeable Shares under the ABCA and the by-laws of VESI and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Veritas shall deliver to such holder, the Series 1 Exchangeable Share Consideration to which the holder is entitled. If Veritas does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Series 1 Exchangeable Shares will be entitled to receive in exchange therefor the liquidation price otherwise payable by VESI in connection with the liquidation, dissolution or winding-up of VESI pursuant to Article 5 of the Series 1 Exchangeable Share Provisions. Notwithstanding the foregoing, until such Series 1 Exchangeable Share Consideration is delivered to the holder, the holder shall be deemed to still be a holder of Series 1 Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

5.2 VERITAS REDEMPTION CALL RIGHT.

     (a) Veritas shall have the overriding right (the "Redemption Call Right"), notwithstanding the proposed redemption of the Series 1 Exchangeable Shares by VESI pursuant to Article 7 of the Series 1 Exchangeable Share Provisions, to purchase from all but not less than all of the holders (other than Veritas or any Subsidiary thereof) of Series 1 Exchangeable Shares on the Automatic Redemption Date all but not less than all of the Series 1 Exchangeable Shares held by each such holder on payment by Veritas to the holder of the Series 1 Exchangeable Share Price applicable on the last Business Day prior to the Automatic Redemption Date (the "Redemption Call Purchase Price"). In the event of the exercise of the Redemption Call Right by Veritas, each holder shall be obligated to sell all the Series 1 Exchangeable Shares held by the holder to Veritas on the Automatic Redemption Date on payment by Veritas to the holder of the Redemption Call Purchase Price for each such share.

     (b) To exercise the Redemption Call Right, Veritas must notify the Transfer Agent in writing, as agent for the holders of Series 1 Exchangeable Shares, and VESI of Veritas's intention to exercise such right at least 125 days before the Automatic Redemption Date. The Transfer Agent will notify the holders of the Series 1 Exchangeable Shares as to whether or not Veritas has exercised the Redemption Call Right forthwith after the date by which the same may be exercised by Veritas. If Veritas exercises the Redemption Call Right, on the Automatic Redemption Date Veritas will purchase and the holders will sell all of the Series 1 Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price.

     (c) For the purposes of completing the purchase of the Series 1 Exchangeable Shares pursuant to the Redemption Call Right, Veritas shall deposit with the Transfer Agent, on or before the Automatic Redemption Date, the Series 1 Exchangeable Share Consideration representing the total Redemption

        Call Purchase Price. In connection with payment of the Redemption Call Purchase Price, Veritas shall be entitled to liquidate some of the Veritas Common Stock that would otherwise be deliverable to the particular holder of Series 1 Exchangeable Shares in order to fund any statutory withholding tax obligation. Provided that such Series 1 Exchangeable Share Consideration has been so deposited with the Transfer Agent, on and after the Automatic Redemption Date the rights of each holder of Series 1 Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by Veritas upon presentation and surrender by the holder of certificates representing the Series 1 Exchangeable Shares held by such holder and the holder shall on and after the Automatic Redemption Date be considered and deemed for all purposes to be the holder of the Veritas Common Stock delivered to such holder. Upon surrender to the Transfer Agent of a certificate or certificates representing Series 1 Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Series 1 Exchangeable Shares under the ABCA and the by-laws of VESI and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Veritas shall deliver to such holder, the Series 1 Exchangeable Share Consideration to which the holder is entitled. If Veritas does not exercise the Redemption Call Right in the manner described above, on the Automatic Redemption Date the holders of the Series 1 Exchangeable Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by VESI in connection with the redemption of the Series 1 Exchangeable Shares pursuant to Article 7 of the Series 1 Exchangeable Share Provisions. Notwithstanding the foregoing, until such Series 1 Exchangeable Share Consideration is delivered to the holder, the holder shall be deemed to still be a holder of Series 1 Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

5.3 VERITAS RETRACTION CALL RIGHT.

     (a) Veritas shall have the overriding right, notwithstanding the proposed redemption of Series 1 Exchangeable Shares by VESI pursuant to
           Article 6 of the Series 1 Exchangeable Share Provisions, to purchase directly from the holder (other than Veritas or any Subsidiary thereof) of Series 1 Exchangeable Shares all but not less than all of the Retracted Shares in accordance with Section 6.3 of the Series 1 Exchangeable Share Provisions.

                                   ARTICLE 6
                                   AMENDMENT

6.1 PLAN OF ARRANGEMENT AMENDMENT. VESI and Enertec shall have the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time provided that any such amendment, modification, or supplement must be contained in a written document that is (a) agreed to by Veritas, (b) filed with the Court and, if made following the Meetings, approved by the Court and
(c) communicated to holders of Enertec Common Shares and Options and of Exchangeable Shares in the manner required by the Court (if so required).

     Any amendment, modification or supplement to this Plan of Arrangement may be proposed by Enertec at any time prior to or at the Meetings (provided that Veritas shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Meetings (other than as may be required under the Court's interim order), shall become part of this Plan of Arrangement for all purposes.

     Any amendment, modification or supplement to this Plan of Arrangement that is approved by the Court following the Meetings shall be effective only (a) if it is consented to by Enertec, (b) if it is consented to by Veritas and (c) if required by the Court or applicable law, it is consented to by the holders of the Enertec Common Shares and Options and of Exchangeable Shares.

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                                   APPENDIX A

                             TO PLAN OF ARRANGEMENT
                     OF ENERTEC RESOURCE SERVICES INC. AND
                          VERITAS ENERGY SERVICES INC.

        PROVISIONS ATTACHING TO THE CLASS A EXCHANGEABLE SHARES OF VESI

     The Class A Exchangeable Shares in the capital of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

     (a) The Class A Exchangeable Shares may at any time and from time to time be issued in one or more series, each series to consist of such number of shares as may, before the issue thereof, be determined by resolution of the directors of the Corporation.

     (b) Subject to the provisions of the Business Corporations Act (Alberta), the directors of the Corporation may by resolution fix from time to time, before the issue thereof, the designation, rights, privileges, restrictions and conditions attaching to each series of Class A Exchangeable Shares, provided that such designation, rights, privileges, restrictions and conditions shall be consistent with the provisions hereof.

     (c) The Class A Exchangeable Shares of each series shall rank on a parity with the Exchangeable Shares and the Class A Exchangeable Shares of every other series with respect to: (i) the payment of dividends; and
           (ii) the distribution of the assets of the Corporation in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.

     (d) The Class A Exchangeable Shares of each series shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Class A Exchangeable Shares with respect to: (i) the payment of dividends; and (ii) the distribution of the assets of the Corporation in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.

     (e) Except as required by applicable law and the provisions of any series of Class A Exchangeable Shares, the holders of the Class A Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

     (f) In any instance where the holders of Class A Exchangeable Shares are entitled to vote, each such holder shall have one vote for each Class A Exchangeable Share held by such holder.

     (g) The rights, privileges, restrictions and conditions attaching to the Class A Exchangeable Shares as a class may be added to, changed or removed but, except as hereinafter provided, only with the approval of the holders of the Class A Exchangeable Shares given as hereinafter specified.

     (h) Any approval given by the holders of the Class A Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the class provisions of the Class A Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Class A Exchangeable Shares as a class shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution by persons represented in person or by proxy at a meeting of holders of Class A Exchangeable Shares duly called and held at which the holders of at least 50% of the outstanding Class A Exchangeable Shares at that time are present or represented by proxy (excluding Class A Exchangeable Shares beneficially owned by Veritas DGC Inc. or its Subsidiaries). If at any such meeting the holders of at least 50% of the outstanding Class A Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than 10 days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Class A Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution by persons represented in person or by proxy at such meeting shall constitute the approval or consent of the holders of the Class A Exchangeable Shares.

            PROVISIONS ATTACHING TO THE CLASS A EXCHANGEABLE SHARES
                                SERIES 1 OF VESI

     The Series 1 Exchangeable Shares in the capital of the Corporation shall have the following rights, privileges, restrictions and conditions.

                                   ARTICLE 1
                                 INTERPRETATION

     For the purposes of these share provisions:

1.1 "Automatic Redemption Date" means the date for the automatic redemption by the Corporation of Series 1 Exchangeable Shares pursuant to Article 7 of these
share provisions, which date shall be           , 2009 unless (a) such date
shall be extended at any time or from time to time to a specified later date by
the Board of Directors but not later than           , 2014 or (b) such date
shall be accelerated to a specified earlier date by the Board of Directors if
(x) at such time there are less than 10,000 Series 1 Exchangeable Shares outstanding (other than Series 1 Exchangeable Shares held by Veritas and its
Subsidiaries) or (y) at any time after           , 2004 there are less than
250,000 Exchangeable Shares outstanding (other than Exchangeable Shares held by Veritas and its Subsidiaries) and Veritas exercises its option to redeem all of such outstanding Exchangeable Shares (as such numbers of Series 1 Exchangeable Shares or Exchangeable Shares, as applicable, may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Series 1 Exchangeable Shares or Exchangeable Shares, any issuance or distribution of rights to acquire Series 1 Exchangeable Shares or Exchangeable Shares or securities exchangeable for or convertible into Series 1 Exchangeable Shares or Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Series 1 Exchangeable Shares or Exchangeable Shares), in each case upon at least 60 days' prior written notice of any such extension or acceleration, as the case may be, to the registered holders of the Series 1 Exchangeable Shares, in which case the Automatic Redemption Date shall be such later or earlier date; provided, however, that the accidental failure or omission to give any such notice of extension or acceleration, as the case may be, to less than 10% of such holders of Series 1 Exchangeable Shares shall not affect the validity of such extension or acceleration.

     "Board of Directors " means the Board of Directors of the Corporation.

     "Business Day " means any day other than a Saturday, a Sunday or a day when banks are not open for business in either or both of Houston, Texas and Calgary, Alberta.

     "Class A Exchangeable Shares " means the Class A Exchangeable Shares in the capital of the Corporation.

     "Common Shares " means the common shares in the capital of the Corporation.

     "Corporation " means Veritas Energy Services Inc., a corporation incorporated under the laws of the Province of Alberta.

     "Current Market Price " means, in respect of a share of Veritas Common Stock on any date, the average of the closing bid and asked prices of Veritas Common Stock during a period of 20 consecutive trading days ending not more than five trading days before such date on The New York Stock Exchange, or, if the Veritas Common Stock is not then traded on The New York Stock Exchange, on such other principal U.S. stock exchange or
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automated quotation system on which the Veritas Common Stock is listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of Veritas Common Stock during such period does not create a market which reflects the fair market value of a share of Veritas Common Stock, then the Current Market Price of a share of Veritas Common Stock shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

     "Exchangeable Shares " means the exchangeable shares in the capital of the Corporation.

     "Liquidation Amount " has the meaning set out in Section 5.1 of these share provisions.

     "Liquidation Call Right " has the meaning set out in the Plan of Arrangement.

     "Liquidation Date " has the meaning set out in Section 5.1 of these share provisions.

     "Plan of Arrangement " means the joint plan of arrangement relating to the arrangement of the Corporation and Enertec Resource Services Inc. under section 186 of the Business Corporations Act (Alberta), to which plan these share provisions are attached.

     "Purchase Price " has the meaning set out in Section 6.3 of these share provisions.

     "Redemption Call Purchase Price " has the meaning set out in the Plan of Arrangement.

     "Redemption Call Right " has the meaning set out in the Plan of Arrangement.

     "Redemption Price " has the meaning set out in Section 7.1 of these share provisions.

     "Retracted Shares " has the meaning set out in Section 6.1(i) of these share provisions.

     "Retraction Call Right " has the meaning set out in Section 6.1(iii) of these share provisions.

     "Retraction Date " has the meaning set out in Section 6.1(ii) of these share provisions.

     "Retraction Price " has the meaning set out in Section 6.1 of these share provisions.

     "Retraction Request " has the meaning set out in Section 6.1 of these share provisions.

     "Series 1 Exchangeable Share Consideration " means, for any acquisition of Series 1 Exchangeable Shares pursuant to these share provisions, the Plan of Arrangement, the Support Agreement or the Voting and Exchange Trust Agreement:

     (a) certificates representing the aggregate number of shares of Veritas Common Stock deliverable in connection with such acquisition;

     (b) a cheque or cheques payable at par at any branch of the bankers of the payor in the amount of declared and unpaid cash dividends deliverable in connection with such acquisition; and

     (c) such stock or property constituting any declared and unpaid non-cash dividends deliverable in connection with such acquisition.

provided that any such stock or property shall be duly issued as fully paid and non-assessable, in the case of stock, and free and clear of any lien, claim and encumbrance, security interest or adverse claim and provided further that such consideration shall be paid less any tax required to be deducted and withheld therefrom and without interest.

     "Series 1 Exchangeable Share Price " means, for each Series 1 Exchangeable
Share:

     (a) the Current Market Price of a share of Veritas Common Stock, which shall be satisfied in full by causing to be delivered one share of Veritas Common Stock; plus

     (b) an additional amount equal to the full amount of all cash dividends declared and unpaid on such Series 1 Exchangeable Share; plus
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     (c)   the stock or property, if any, representing non-cash dividends declared and unpaid on such Series 1 Exchangeable Share.

     "Series 1 Exchangeable Shares " mean the Class A Exchangeable Shares Series 1 of the Corporation having the rights, privileges, restrictions and conditions set forth herein.

     "Subsidiary " of any person means each partnership, joint venture, corporation, association or other business entity of which more than 50% of the total voting power of shares of stock or units of ownership or beneficial interest entitled to vote in the election of directors (or members of a comparable governing body) which is owned or controlled, directly or indirectly, by such person.

     "Support Agreement " means the Support Agreement between Veritas and the
Corporation, made as of           , 1999.

     "Transfer Agent " means CIBC Mellon Trust Company or such other person as may from time to time be the registrar and transfer agent for the Series 1 Exchangeable Shares.

     "Trustee " means CIBC Mellon Trust Company and any successor trustee appointed under the Voting and Exchange Trust Agreement.

     "Veritas " means Veritas DGC Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor corporation.

     "Veritas Call Notice " has the meaning set out in Section 6.3 of these share provisions.

     "Veritas Common Stock " mean the shares of common stock of Veritas, with a par value of U.S. $0.01 per share, having voting rights of one vote per share, and any other securities into which such shares may be changed.

     "Veritas Dividend Declaration Date " means the date on which the board of directors of Veritas declares any dividend on the Veritas Common Stock.

     "Voting and Exchange Trust Agreement " means the Voting and Exchange Trust Agreement between the Corporation, Veritas and the Trustee, made as of
          , 1999.

                                   ARTICLE 2
                    RANKING OF SERIES 1 EXCHANGEABLE SHARES

2.1 The Series 1 Exchangeable Shares shall rank on a parity with the Exchangeable Shares and the Class A Exchangeable Shares of every other series with respect to: (i) the payment of dividends; and (ii) the distribution of the assets of the Corporation in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs. The Series 1 Exchangeable Shares shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Class A Exchangeable Shares with respect to: (i) the payment of dividends; and (ii) the distribution of the assets of the Corporation in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.

                                   ARTICLE 3
                                   DIVIDENDS

3.1 A holder of a Series 1 Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each Veritas Dividend Declaration Date, declare a dividend on each Series 1 Exchangeable Share (a) in the case of a cash dividend declared on the Veritas Common Stock, in an amount in cash for each Series 1 Exchangeable Share equal to the cash dividend declared on each share of Veritas Common Stock or (b) in the case of a stock dividend declared on the Veritas Common Stock to be paid in Veritas Common Stock, in such number of Series 1 Exchangeable Shares for each Series 1 Exchangeable Share as is equal to the number of shares of Veritas Common Stock to be paid on each share of Veritas Common Stock or (c) in the case of a dividend declared on the Veritas Common Stock in property other than cash or Veritas Common Stock, in
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such type and amount of property for each Series 1 Exchangeable Share as is the same as the type and amount of property declared as a dividend on each share of Veritas Common Stock. Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares of the Corporation.

3.2 Cheques of the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by
Section 3.1(a) hereof and the sending of such a cheque to each holder of a Series 1 Exchangeable Share (less any tax required to be deducted and withheld from such dividends paid or credited by the Corporation) shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Series 1 Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by Section 3.1(b) hereof and the sending of such a certificate to each holder of a Series 1 Exchangeable Share shall satisfy the stock dividend represented thereby (subject to any adjustment for the tax required to be deducted and withheld from such dividends paid or credited by the Corporation). Such other type and amount of property in respect of any dividends contemplated by Section 3.1(c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of a Series 1 Exchangeable Share shall satisfy the dividend represented thereby (subject to any adjustment for the tax required to be deducted and withheld from such dividends paid or credited by the Corporation). No holder of a Series 1 Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

3.3 The record date for the determination of the holders of Series 1 Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Series 1 Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the Veritas Common Stock.

3.4 If on any payment date for any dividends declared on the Series 1 Exchangeable Shares under Section 3.1 hereof the dividends are not paid in full on all of the Series 1 Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends (subject to any adjustment for the tax required to be deducted and withheld from such dividends paid or credited by the Corporation).

3.5 Except as provided in this Article 3, the holders of Series 1 Exchangeable Shares shall not be entitled to receive dividends in respect thereof.

                                   ARTICLE 4
                              CERTAIN RESTRICTIONS

4.1 So long as any of the Series 1 Exchangeable Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Series 1 Exchangeable Shares given as specified in Section 9.2 of these share provisions:

     (a) pay any dividends on the Common Shares, or any other shares ranking junior to the Series 1 Exchangeable Shares, other than stock dividends payable in any such other shares ranking junior to the Series 1 Exchangeable Shares;

     (b) redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Series 1 Exchangeable Shares;

     (c) except as provided for in the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares or Class A Exchangeable Shares, or any series thereof, redeem or purchase any other shares of the Corporation ranking equally with the Series 1 Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution;

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     (d)   issue any Series 1 Exchangeable Shares other than by way of stock dividends to the holders of such Series 1 Exchangeable Shares or as contemplated by the Support Agreement; or

     (e) except for the designation of one or more further series of the Class A Exchangeable Shares, amend the articles or by-laws of the Corporation.

     The restrictions in Sections 4.1(a), 4.1(b), and 4.1(c) above shall not apply if all dividends on the outstanding Series 1 Exchangeable Shares corresponding to dividends declared to date on the Veritas Common Stock shall have been declared on the Series 1 Exchangeable Shares and paid in full.

                                   ARTICLE 5
                          DISTRIBUTION ON LIQUIDATION

5.1 In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, a holder of Series 1 Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Series 1 Exchangeable Share held by such holder on the effective date (the "Liquidation Date") of such liquidation, dissolution or winding-up, before any distribution of any part of the assets of the Corporation to the holders of the Common Shares or any other shares ranking junior to the Series 1 Exchangeable Shares, an amount equal to the Series 1 Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "Liquidation Amount"). In connection with payment of the Liquidation Amount, the Corporation shall be entitled to liquidate some of the Veritas Common Stock that would otherwise be deliverable to the particular holder of Series 1 Exchangeable Shares in order to fund any statutory withholding tax obligation.

5.2 On or promptly after the Liquidation Date, and subject to the exercise by Veritas of the Liquidation Call Right, the Corporation shall cause to be delivered to the holders of the Series 1 Exchangeable Shares the Liquidation Amount for each such Series 1 Exchangeable Share upon presentation and surrender of the certificates representing such Series 1 Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Series 1 Exchangeable Shares under the Business Corporations Act (Alberta) and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Series 1 Exchangeable Shares. Payment of the total Liquidation Amount for such Series 1 Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation for the Series 1 Exchangeable Shares or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Series 1 Exchangeable Shares, on behalf of the Corporation of the Series 1 Exchangeable Share Consideration representing the total Liquidation Amount. On and after the Liquidation Date, the holders of the Series 1 Exchangeable Shares shall cease to be holders of such Series 1 Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Series 1 Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time on or after the Liquidation Date to deposit or cause to be deposited the Series 1 Exchangeable Share Consideration in respect of the Series 1 Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account or for safe keeping, in the case of non-cash items, with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Series 1 Exchangeable Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount for such Series 1 Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Series 1 Exchangeable Share Consideration, the holders of the Series 1 Exchangeable Shares shall thereafter be considered and deemed for all purposes to be the holders of the Veritas Common Stock delivered to them. Notwithstanding the foregoing, until such Series 1 Exchangeable Share Consideration is delivered to the holder,

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the holder shall be deemed to still be a holder of Series 1 Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

5.3 After the Corporation has satisfied its obligations to pay the holders of the Series 1 Exchangeable Shares the Liquidation Amount per Series 1 Exchangeable Share pursuant to Section 5.1 of these share provisions, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

                                   ARTICLE 6
              RETRACTION OF SERIES 1 EXCHANGEABLE SHARES BY HOLDER

6.1 A holder of Series 1 Exchangeable Shares shall be entitled at any time, subject to the exercise by Veritas of the Retraction Call Right and otherwise upon compliance with the provisions of this Article 6, to require the Corporation to redeem any or all of the Series 1 Exchangeable Shares registered in the name of such holder for an amount equal to the Series 1 Exchangeable Share Price applicable on the last Business Day prior to the Retraction Date (the "Retraction Price"). In connection with payment of the Retraction Price, the Corporation shall be entitled to liquidate some of the Veritas Common Stock that would otherwise be deliverable to the particular holder of Series 1 Exchangeable Shares in order to fund any statutory withholding tax obligation. To effect such redemption, the holder shall present and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Series 1 Exchangeable Shares the certificate or certificates representing the Series 1 Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Series 1 Exchangeable Shares under the Business Corporations Act (Alberta) and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, and together with a duly executed statement (the "Retraction Request") in the form of Schedule A hereto or in such other form as may be acceptable to the Corporation:

     (i) specifying that the holder desires to have all or any number specified therein of the Series 1 Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Corporation;

     (ii) stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the "Retraction Date"), provided that the Retraction Date shall be not less than five Business Days nor more than 10 Business Days after the date on which the Retraction Request is received by the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the tenth Business Day after the date on which the Retraction Request is received by the Corporation; and

     (iii) acknowledging the overriding right (the "Retraction Call Right") of Veritas to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to Veritas in accordance with the Retraction Call Right on the terms and conditions set out in Section 6.3 below.

6.2 Subject to the exercise by Veritas of the Retraction Call Right, upon receipt by the Corporation or the Transfer Agent in the manner specified in
Section 6.1 hereof of a certificate or certificates representing the number of Series 1 Exchangeable Shares which the holder desires to have the Corporation redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares. If only a part of the Series 1 Exchangeable Shares represented by any certificate are redeemed (or purchased by Veritas pursuant to the Retraction Call Right), a new certificate for the balance of such Series 1 Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

6.3 Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify Veritas thereof. In order to exercise the Retraction Call Right, Veritas must notify the Corporation in writing of its determination to do so (the "Veritas Call Notice") within two Business Days of notification to Veritas by the Corporation of the receipt by the Corporation of the Retraction Request. If Veritas does not so notify the
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Corporation within such two Business Day period, the Corporation will notify the holder as soon as possible thereafter that Veritas will not exercise the Retraction Call Right. If Veritas delivers the Veritas Call Notice within such two Business Day time period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to Veritas in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and Veritas shall purchase from such holder and such holder shall sell to Veritas on the Retraction Date the Retracted Shares for a purchase price (the "Purchase
Price ") per share equal to the Retraction Price per share. For the purposes of completing a purchase pursuant to the Retraction Call Right, Veritas shall deposit with the Transfer Agent, on or before the Retraction Date the Series 1 Exchangeable Share Consideration representing the total Purchase Price. In connection with payment of the Purchase Price, Veritas shall be entitled to liquidate some of the Veritas Common Stock that would otherwise be deliverable to the particular holder of Series 1 Exchangeable Shares in order to fund any statutory withholding tax obligation. Provided that such Series 1 Exchangeable Share Consideration has been so deposited with the Transfer Agent, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that Veritas does not deliver a Veritas Call Notice within such two Business Day period or otherwise comply with these Series 1 Exchangeable Share provisions in respect thereto, and provided that Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 6.

6.4 The Corporation or Veritas, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Series 1 Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Series 1 Exchangeable Shares, the Series 1 Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, and such delivery of such Series 1 Exchangeable Share Consideration to the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, unless any cheque included therein is not paid on due presentation.

6.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made, in which case the rights of such holder shall remain unaffected until the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation or purchased by Veritas shall thereafter be considered and deemed for all purposes to be a holder of the Veritas Common Stock delivered to it. Notwithstanding the foregoing, until such Series 1 Exchangeable Share Consideration is delivered to the holder, the holder shall be deemed to still be a holder of Series 1 Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

6.6 Notwithstanding any other provision of this Article 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that Veritas shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall

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notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares or the redemption by the Corporation of any other Class A Exchangeable Shares or Exchangeable Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law, the Corporation shall redeem Retracted Shares, the Exchangeable Shares and Class A Exchangeable Shares on a PRO RATA basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the holder of any such Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 of these share provisions as a result of liquidity or solvency requirements of applicable law shall be deemed by giving the Retraction Request to require Veritas to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by Veritas to such holder of the Purchase Price for each such Retracted Share, all as more specifically provided in the Voting and Exchange Trust Agreement, and Veritas shall make such purchase.

6.7 A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to Veritas shall be deemed to have been revoked.

                                   ARTICLE 7
         REDEMPTION OF SERIES 1 EXCHANGEABLE SHARES BY THE CORPORATION

7.1 Subject to applicable law, and if Veritas does not exercise the Redemption Call Right, the Corporation shall on the Automatic Redemption Date redeem the whole of the then outstanding Series 1 Exchangeable Shares for an amount equal to the Series 1 Exchangeable Share Price applicable on the last Business Day prior to the Automatic Redemption Date (the "Redemption Price "). In connection with payment of the Redemption Price, the Corporation shall be entitled to liquidate some of the Veritas Common Stock that would otherwise be deliverable to the particular holder of Series 1 Exchangeable Shares in order to fund any statutory withholding tax obligation.

7.2 In any case of a redemption of Series 1 Exchangeable Shares under this
Article 7, the Corporation shall, at least 120 days before the Automatic Redemption Date, send or cause to be sent to each holder of Series 1 Exchangeable Shares a notice in writing of the redemption by the Corporation or the purchase by Veritas under the Redemption Call Right, as the case may be, of the Series 1 Exchangeable Shares held by such holder. Such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Automatic Redemption Date and, if applicable, particulars of the Redemption Call Right.

7.3 On or after the Automatic Redemption Date and subject to the exercise by Veritas of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Series 1 Exchangeable Shares to be redeemed the Redemption Price for each such Series 1 Exchangeable Share upon presentation and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice of the certificates representing such Series 1 Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Series 1 Exchangeable Shares under the Business Corporations Act (Alberta) and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require. Payment of the total Redemption Price for such Series 1 Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice, on behalf of the Corporation of the Series 1 Exchangeable Share Consideration representing the total Redemption Price. On and after the Automatic Redemption Date, the holders of the Series 1 Exchangeable Shares called for redemption shall cease to be holders of such Series 1 Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless payment of the total Redemption Price for such Series 1 Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Series 1 Exchangeable Shares as aforesaid to deposit or cause to be deposited the Series 1 Exchangeable Share Consideration with respect to the Series 1 Exchangeable Shares so called for redemption, or of such of the said Series 1 Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account or for safe keeping, in the case of non-cash items, with any chartered bank or trust company in Canada named in such notice. Upon the later of such deposit being made and the Automatic Redemption Date, the Series 1 Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price for such Series 1 Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Series 1 Exchangeable Share Consideration, the holders of the Series 1 Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the Veritas Common Stock delivered to them. Notwithstanding the foregoing, until such Series 1 Exchangeable Share Consideration is delivered to the holder, the holder shall be deemed to still be a holder of Series 1 Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

                                   ARTICLE 8
                                 VOTING RIGHTS

8.1 Except as required by applicable law and the provisions hereof, the holders of the Series 1 Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

                                   ARTICLE 9
                             AMENDMENT AND APPROVAL

9.1 The rights, privileges, restrictions and conditions attaching to the Series 1 Exchangeable Shares may be added to, changed or removed but, except as hereinafter provided, only with the approval of the holders of the Series 1 Exchangeable Shares given as hereinafter specified.

9.2 Any approval given by the holders of the Series 1 Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Series 1 Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Series 1 Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution by persons represented in person or by proxy at a meeting of holders of Series 1 Exchangeable Shares duly called and held at which the holders of at least 50% of the outstanding Series 1 Exchangeable Shares at that time are present or represented by proxy (excluding Series 1 Exchangeable Shares beneficially owned by Veritas or its Subsidiaries). If at any such meeting the holders of at least 50% of the outstanding Series 1 Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than 10 days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Series 1 Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution by persons represented in person or by proxy at such meeting shall constitute the approval or consent of the holders of the Series 1 Exchangeable Shares.

                                   ARTICLE 10
          RECIPROCAL CHANGES, ETC. IN RESPECT OF VERITAS COMMON STOCK

10.1 (a)   Each holder of a Series 1 Exchangeable Share acknowledges that the
Support Agreement provides, in part, that Veritas will not without the prior approval of the Corporation and the prior approval of the holders of the Series 1 Exchangeable Shares given in accordance with Section 9.2 of these share provisions:

        (i) issue or distribute Veritas Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Veritas Common Stock) to the holders of all or substantially all of the then outstanding Veritas Common Stock by way of stock dividend or other distribution; or

        (ii) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding Veritas Common Stock entitling them to subscribe for or to purchase shares of Veritas Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Veritas Common Stock); or

        (iii) issue or distribute to the holders of all or substantially all of the then outstanding shares of Veritas Common Stock (A) shares or securities of Veritas of any class other than Veritas Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire Veritas Common Stock), (B) rights, options or warrants other than those referred to in Section 10.1(a)(ii) above, (C) evidences of indebtedness of Veritas or
               (D) assets of Veritas;

unless the Corporation is permitted under applicable law to issue or distribute the equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets to holders of the Series 1 Exchangeable Shares and the Corporation shall issue or distribute such rights, options, securities, shares, evidences of indebtedness or other assets simultaneously to holders of the Series 1 Exchangeable Shares.

     (b) Each holder of a Series 1 Exchangeable Share acknowledges that the Support Agreement further provides, in part, that Veritas will not without the prior approval of the Corporation and the prior approval of the holders of the Series 1 Exchangeable Shares given in accordance with Section 9.2 of these share provisions:

        (i) subdivide, redivide or change the then outstanding shares of Veritas Common Stock into a greater number of shares of Veritas Common Stock; or

        (ii) reduce, combine or consolidate or change the then outstanding shares of Veritas Common Stock into a lesser number of shares of Veritas Common Stock; or

        (iii) reclassify or otherwise change the shares of Veritas Common Stock or effect an amalgamation, merger, reorganization or other transaction affecting the shares of Veritas Common Stock;

unless the Corporation is permitted under applicable law to simultaneously make the same or an equivalent change to, or in the rights of holders of, the Series 1 Exchangeable Shares and the same or an equivalent change is made to, or in the rights of the holders of, the Series 1 Exchangeable Shares.

     The Support Agreement further provides, in part, that the aforesaid provisions of the Support Agreement shall not be changed without the approval of the holders of the Series 1 Exchangeable Shares given in accordance with Section
9.2 of these share provisions.

                                   ARTICLE 11
               ACTIONS BY THE CORPORATION UNDER SUPPORT AGREEMENT

11.1 The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by Veritas with all provisions of the Support Agreement, the Voting Trust and Exchange Agreement and with all provisions of Veritas' Restated Certificate of Incorporation applicable to the Corporation and Veritas, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation all rights and benefits in favour of the Corporation under or pursuant thereto.

11.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement, the Voting Trust and Exchange Agreement or Veritas' Restated Certificate of Incorporation without the approval of the holders of the Series 1 Exchangeable Shares given in accordance with Section 9.2 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

     (a) adding to the covenants of the other party or parties to such agreements and certificate for the protection of the Corporation or the holders of Series 1 Exchangeable Shares; or

     (b) making such provisions or modifications not inconsistent with such agreements and certificate as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with independent counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Series 1 Exchangeable Shares; or

     (c) making such changes in or corrections to such agreements and certificate which, on the advice of independent counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the opinion, after consultation with independent counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Series 1 Exchangeable Shares.

                                   ARTICLE 12
                                     LEGEND

12.1 The certificates evidencing the Series 1 Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the provisions of the Plan of Arrangement relating to the Liquidation Call Right and the Redemption Call Right, and the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights, exchange right and automatic exchange thereunder).

                                   ARTICLE 13
                                 MISCELLANEOUS

13.1 Any notice, request or other communication to be given to the Corporation by a holder of Series 1 Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Corporation and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

13.2 Any presentation and surrender by a holder of Series 1 Exchangeable Shares to the Corporation or the Transfer Agent of certificates representing Series 1 Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction or redemption of Series 1 Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or to such office of the Transfer Agent as may be specified by the Corporation, in each case addressed to the attention of the President of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation or the Transfer Agent, as the case may be. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

13.3 Any notice, request or other communication to be given to a holder of Series 1 Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the fifth Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Series 1 Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Corporation pursuant thereto.

13.4 All Series 1 Exchangeable Shares acquired by the Corporation upon the redemption or retraction thereof shall be cancelled.

                                   SCHEDULE A

                              NOTICE OF RETRACTION

To the Corporation and Veritas DGC Inc.

     This notice is given pursuant to Article 6 of the provisions (the "Share Provisions") attaching to the share(s) represented by this certificate and all capitalized words and expressions used in this notice which are defined in the Share Provisions have the meanings attributed to such words and expressions in such Share Provisions.

     The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem in accordance with Article 6 of the Share Provisions:

[ ]   all share(s) represented by this certificate; or

[ ]             share(s) only.

     The undersigned hereby notifies the Corporation that the Retraction Date
shall be                .

NOTE: The Retraction Date must be a Business Day and must not be less than five
      Business Days nor more than 10 Business Days after the date upon which this notice is received by the Corporation. In the event that no such Business Day is specified above, the Retraction Date shall be deemed to be the tenth Business Day after the date on which this notice is received by the Corporation.

     The undersigned acknowledges the Retraction Call Right of Veritas DGC Inc. to purchase all but not less than all the Retracted Shares from the undersigned and that this notice shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Veritas DGC Inc. in accordance with the Retraction Call Right on the Retraction Date for the Retraction Price and on the other terms and conditions set out in Section 6.3 of the Share Provisions. If Veritas DGC Inc. determines not to exercise the Retraction Call Right, the Corporation will notify the undersigned of such fact as soon as possible. This notice of retraction, and offer to sell the Retracted Shares to Veritas DGC Inc., may be revoked and withdrawn by the undersigned by notice in writing given to the Corporation at any time before the close of business on the Business Day immediately preceding the Retraction Date.

     The undersigned acknowledges that if, as a result of liquidity or solvency provisions of applicable law, the Corporation is unable to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Voting and Exchange Trust Agreement) so as to require Veritas DGC Inc. to purchase the unredeemed Retracted Shares.

     The undersigned hereby represents and warrants to the Corporation and Veritas DGC Inc. that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by the Corporation or Veritas DGC Inc., as the case may be, free and clear of all liens, claims and encumbrances.


----------------------  --------------------------------------------  --------------------------------------------
        (Date)                   (Signature of Shareholder)                     (Guarantee of Signature)

[ ] Please check box if the legal or beneficial owner of the Retracted Shares is a non-resident of Canada.

[ ] Please check box if the securities and any cheque(s) or other non-cash assets resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder at the principal transfer office of CIBC Mellon Trust Company (the "Transfer Agent") in Calgary, Alberta or Toronto, Ontario failing which the securities and any cheque(s) or other non-cash assets will be delivered to the last address of the shareholder as it appears on the register by such means as the Corporation deems appropriate.

NOTE: This panel must be completed and this certificate, together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent at its principal transfer office in Calgary, Alberta or Toronto, Ontario. The securities and any cheque(s) or other non-cash assets resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, or transferred into, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities, cheque(s) and other non-cash assets resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.

--------------------------------------------------------  --------------------------------------------------------
Name of Person in Whose Name Securities or Cheque(s) or   Date
Other Non-cash Assets Are To Be Registered, Issued or
Delivered (please print)

--------------------------------------------------------  --------------------------------------------------------
Street Address or P.O. Box                                Signature of Shareholder

--------------------------------------------------------  --------------------------------------------------------
City -- Province                                          Signature Guaranteed by

NOTE: If the notice of retraction is for less than all of the share(s) represented by this certificate, a certificate representing the remaining shares of the Corporation will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the Share Transfer Power on the share certificate is duly completed in respect of such shares.

                                    ANNEX E

                           FORM OF SUPPORT AGREEMENT

                               SUPPORT AGREEMENT

              MEMORANDUM OF AGREEMENT made as of           , 1999.

B E T W E E N:
                 VERITAS DGC INC.,
                 a corporation existing under the laws of the State of Delaware, (hereinafter referred to as "Veritas "),

                                                           OF THE FIRST PART,

                                            -- and --

                 VERITAS ENERGY SERVICES INC.
                 a corporation existing under the laws of the Province of Alberta,
                 (hereinafter referred to as "VESI "),

                                                             OF THE SECOND PART.

     WHEREAS pursuant to a combination agreement dated as of March 30, 1999, by and among Veritas, VESI and Enertec Resource Services Inc. ("Enertec") (such agreement as it may be amended or restated is hereinafter referred to as the "Combination Agreement ") the parties agreed that on the Effective Date (as defined in the Combination Agreement), Veritas and VESI would execute and deliver a Support Agreement containing the terms and conditions set forth in Exhibit C to the Combination Agreement together with such other terms and conditions as may be agreed to by the parties to the Combination Agreement acting reasonably;

     AND WHEREAS pursuant to an arrangement (the "Arrangement ") effected by
Articles of Arrangement dated           , 1999 filed pursuant to the Business
Corporations Act (Alberta) each issued and outstanding common share of Enertec (an "Enertec Common Share ") was transferred to VESI in consideration for 0.345 issued and outstanding Class A Exchangeable Shares Series 1 of VESI (the "Series 1 Exchangeable Shares ");

     AND WHEREAS Appendix A of the above-mentioned Articles of Arrangement sets forth the rights, privileges, restrictions and conditions attaching to the Series 1 Exchangeable Shares (collectively the "Exchangeable Share
Provisions ");

     AND WHEREAS the parties hereto desire to make appropriate provision and to establish a procedure whereby Veritas will take certain actions and make certain payments and deliveries necessary to ensure that VESI will be able to make certain payments and to deliver or cause to be delivered shares of Veritas Common Stock in satisfaction of the obligations of VESI under the Exchangeable Share Provisions with respect to the payment and satisfaction of dividends, Liquidation Amounts, Retraction Prices and Redemption Prices, all in accordance with the Exchangeable Share Provisions;

     NOW THEREFORE in consideration of the respective covenants and agreements provided in this agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.   DEFINITIONS AND INTERPRETATION

     (a) DEFINED TERMS. Each term denoted herein by initial capital letters and not otherwise defined herein shall have the meaning attributed thereto in the Exchangeable Share Provisions, unless the context requires otherwise.

     (b) INTERPRETATION NOT AFFECTED BY HEADINGS, ETC. The division of this agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this agreement.

     (c) NUMBER, GENDER, ETC. Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

     (d) DATE FOR ANY ACTION. If any date on which any action is required to be taken under this agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

2.   COVENANTS OF VERITAS AND VESI

     (a) COVENANTS OF VERITAS REGARDING SERIES 1 EXCHANGEABLE SHARES. So long as any Series 1 Exchangeable Shares are outstanding, Veritas will:

        (i) not declare or pay any dividend on Veritas Common Stock unless (A) VESI will have sufficient assets, funds and other property available to enable the due declaration and the due and punctual payment in accordance with applicable law of an equivalent dividend on the Series 1 Exchangeable Shares and (B) Sections 2(a)(ii), (iii) and (iv) shall be complied with in connection with such dividend;

        (ii) cause VESI to declare simultaneously with the declaration of any dividend on Veritas Common Stock an equivalent dividend on the Series 1 Exchangeable Shares and, when such dividend is paid on Veritas Common Stock, cause VESI to pay simultaneously therewith such equivalent dividend on the Series 1 Exchangeable Shares, in each case in accordance with the Exchangeable Share Provisions;

        (iii) advise VESI sufficiently in advance of the declaration by Veritas of any dividend on Veritas Common Stock and take all such other actions as are necessary, in cooperation with VESI, to ensure that the respective declaration date, record date and payment date for a dividend on the Series 1 Exchangeable Shares shall be the same as the record date, declaration date and payment date for the corresponding dividend on Veritas Common Stock and such dividend on the Series 1 Exchangeable Shares shall correspond with any requirement of the principal stock exchange on which the Series 1 Exchangeable Shares are listed;

        (iv) ensure that the record date for any dividend declared on Veritas Common Stock is not less than 10 Business Days after the declaration date for such dividend;

        (v) take all such actions and do all such things as are necessary or desirable to enable and permit VESI, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount in respect of each issued and outstanding Series 1 Exchangeable Share upon the liquidation, dissolution or winding-up of VESI, including without limitation all such actions and all such things as are necessary or desirable to enable and permit VESI to cause to be delivered shares of Veritas Common Stock to the holders of Series 1 Exchangeable Shares in accordance with the provisions of Article 5 of the Exchangeable Share Provisions;

        (vi) take all such actions and do all such things as are necessary or desirable to enable and permit VESI, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Retraction Price and the Redemption Price, including without limitation all such actions and all such things as are necessary or desirable to enable and permit VESI to cause to be delivered shares of Veritas Common Stock to the holders of Series 1 Exchangeable Shares, upon the retraction or redemption of the Series 1 Exchangeable Shares in accordance with the provisions of Article 6 or Article 7 of the Exchangeable Share Provisions, as the case may be; and

        (vii) not exercise its vote as a shareholder to initiate the voluntary liquidation, dissolution or winding-up of VESI, nor take any action or omit to take any action that is designed to result in, nor omit to take any action to prevent, the liquidation, dissolution or winding-up of VESI.

     (b) SEGREGATION OF FUNDS. Veritas will cause VESI to deposit a sufficient amount of funds in a separate account and segregate a sufficient amount of such assets and other property as is necessary to enable VESI to pay or otherwise satisfy the applicable dividends, Liquidation Amount, Retraction Price or Redemption Price, in each case for the benefit of holders from time to time of the Series 1 Exchangeable Shares, and VESI will use such funds, assets and other property so segregated exclusively for the payment of dividends and the payment or other satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price, as applicable, net of any corresponding withholding tax obligations and for the remittance of such withholding tax obligations.

     (c) RESERVATION OF SHARES OF VERITAS COMMON STOCK. Veritas hereby represents, warrants and covenants that it has irrevocably reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of shares of Veritas Common Stock (or other shares or securities into which Veritas Common Stock may be reclassified or changed as contemplated by Section 2(g) hereof) (i) as is equal to the sum of (A) the number of Series 1 Exchangeable Shares issued and outstanding from time to time and (B) the number of Series 1 Exchangeable Shares issuable upon the exercise of all rights to acquire Series 1 Exchangeable Shares outstanding from time to time and (ii) as are now and may hereafter be required to enable and permit Veritas and VESI to meet their respective obligations hereunder, under the Voting and Exchange Trust Agreement, under the Exchangeable Share Provisions and under any other security or commitment pursuant to the Arrangement with respect to which Veritas may now or hereafter be required to issue shares of Veritas Common Stock.

     (d) NOTIFICATION OF CERTAIN EVENTS. In order to assist Veritas to comply with its obligations hereunder, VESI will give Veritas notice of each of the following events at the time set forth below:

        (i) in the event of any determination by the Board of Directors of VESI to institute voluntary liquidation, dissolution or winding-up proceedings with respect to VESI or to effect any other distribution of the assets of VESI among its shareholders for the purpose of winding-up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution;

        (ii) immediately, upon the earlier of (A) receipt by VESI of notice of, and (B) VESI otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of VESI or to effect any other distribution of the assets of VESI among its shareholders for the purpose of winding-up its affairs;

        (iii) immediately, upon receipt by VESI of a Retraction Request (as defined in the Exchangeable Share Provisions);

        (iv) at least 130 days prior to any accelerated Automatic Redemption Date determined by the Board of Directors of VESI in accordance with the Exchangeable Share Provisions; and

        (v) as soon as practicable upon the issuance by VESI of any Series 1 Exchangeable Shares or rights to acquire Series 1 Exchangeable Shares.

     (e) DELIVERY OF SHARES OF VERITAS COMMON STOCK. In furtherance of its obligations hereunder, upon notice of any event which requires VESI to cause to be delivered shares of Veritas Common Stock to any holder of Series 1 Exchangeable Shares, Veritas shall forthwith issue and deliver the requisite shares of Veritas Common Stock to or to the order of the former holder of the surrendered Series 1 Exchangeable Shares, as VESI shall direct. All such shares of Veritas Common Stock shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim.

     (f) QUALIFICATION OF SHARES OF VERITAS COMMON STOCK. Veritas covenants that if any shares of Veritas Common Stock (or other shares or securities into which Veritas Common Stock may be reclassified or changed as contemplated by Section 2(g) hereof) to be issued and delivered hereunder, including for greater certainty, pursuant to the Exchangeable Share Provisions, or pursuant to the Exchange Right or the Automatic Exchange Rights (both as defined in the Voting and Exchange Trust Agreement) require registration or qualification with or approval of or the filing of any document including any prospectus or similar document or the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial or state law or regulation or pursuant to the rules and regulations of any regulatory authority or the fulfillment of any other legal requirement (collectively, the "Applicable Laws ") before such shares (or other shares or securities into which Veritas Common Stock may be reclassified or changed as contemplated by Section 2(g) hereof) may be issued and delivered by Veritas to the initial holder thereof (other than VESI) or in order that such shares may be freely traded thereafter (other than any restrictions on transfer by reason of a holder being a "control person " of Veritas for purposes of Canadian federal or provincial securities law or an "affiliate " of Veritas or, prior to the Effective Date, of Enertec for purposes of United States federal or state securities law), Veritas will in good faith expeditiously take all such actions and do all such things as are necessary to cause such shares of Veritas Common Stock (or other shares or securities into which Veritas Common Stock may be reclassified or changed as contemplated by Section 2(g) hereof) to be and remain duly registered, qualified or approved. Veritas represents and warrants that it has in good faith taken all actions and done all things as are necessary under Applicable Laws as they exist on the date hereof to cause the shares of Veritas Common Stock (or other shares or securities into which Veritas Common Stock may be reclassified or changed as contemplated by Section 2(g) hereof) to be issued and delivered hereunder, including for greater certainty, pursuant to the Exchangeable Share Provisions, or pursuant to the Exchange Right and the Automatic Exchange Rights to be freely tradeable thereafter (other than restrictions on transfer by reason of a holder being a "control person " of Veritas for the purposes of Canadian federal and provincial securities law or an "affiliate " of Veritas or, prior to the Effective Date, of Enertec for the purposes of United States federal or state securities law). Veritas will in good faith expeditiously take all such actions and do all such things as are necessary to cause all shares of Veritas Common Stock (or other shares or securities into which Veritas Common Stock may be reclassified or changed as contemplated by Section 2(g) hereof) to be delivered hereunder, including for greater certainty, pursuant to the Exchangeable Share Provisions, or pursuant to the Exchange Right or the Automatic Exchange Rights to be and to continue to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which such shares are listed, quoted or posted for trading at such time. Veritas will in good faith expeditiously take all such action and do all such things as are necessary to cause all Series 1 Exchangeable Shares to be and to continue to be listed and posted for trading on the TSE, if possible, or failing which, on another stock exchange in Canada.

     (g)   EQUIVALENCE.

        (i) Veritas will not without the prior approval of VESI and the prior approval of the holders of the Series 1 Exchangeable Shares given in accordance with Section 9.2 of the Exchangeable Share
              Provisions:

             (A) issue or distribute shares of Veritas Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Veritas Common Stock) to the holders of all or substantially all of the then outstanding Veritas Common Stock by way of stock dividend or other distribution; or

             (B) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding shares of Veritas Common Stock entitling them to subscribe for or to purchase shares of Veritas Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Veritas Common Stock); or

             (C) issue or distribute to the holders of all or substantially all of the then outstanding shares of Veritas Common Stock (I) shares or securities of Veritas of any class other than Veritas Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire shares of Veritas Common Stock), (II) rights, options or warrants other than those referred to in Section 2(g)(i)(B) above, (III) evidences of indebtedness of Veritas or
                 (IV) assets of Veritas;

        unless (I) VESI is permitted under applicable law to issue or distribute the equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets to holders of the Series 1 Exchangeable Shares and (II) VESI shall issue or distribute such rights, options, securities, shares, evidences of indebtedness or other assets simultaneously to holders of the Series 1 Exchangeable Shares.

        (ii) Veritas will not without the prior approval of VESI and the prior approval of the holders of the Series 1 Exchangeable Shares given in accordance with Section 9.2 of the Exchangeable Share
               Provisions:

             (A) subdivide, redivide or change the then outstanding shares of Veritas Common Stock into a greater number of shares of Veritas Common Stock; or

             (B) reduce, combine or consolidate or change the then outstanding shares of Veritas Common Stock into a lesser number of shares of Veritas Common Stock; or

             (C) reclassify or otherwise change the shares of Veritas Common Stock or effect an amalgamation, merger, reorganization or other transaction affecting the shares of Veritas Common Stock;

        unless (I) VESI is permitted under applicable law to simultaneously make the same or an equivalent change to, or in the rights of holders of, the Series 1 Exchangeable Shares and (II) the same or an equivalent change is made to, or in the rights of the holders of, the Series 1 Exchangeable Shares.

        (iii) Veritas will ensure that the record date for any event referred to in Section 2(g)(i) or 2(g)(ii) above, or (if no record date is applicable for such event) the effective date for any such event, is not less than 20 Business Days after the date on which such event is declared or announced by Veritas (with simultaneous notice thereof to be given by Veritas to VESI).

     (h) TENDER OFFERS, ETC. In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to Veritas Common Stock (an "Offer") is proposed by Veritas or is proposed to Veritas or its shareholders and is recommended by the Board of Directors of Veritas, or is otherwise effected or to be effected with the consent or approval of the Board of Directors of Veritas, Veritas shall take all such actions and do all such things as are necessary or desirable to enable and permit holders of Series 1 Exchangeable Shares to participate in such Offer to the same extent and on an equivalent basis as the holders of shares of Veritas Common Stock, without discrimination, including, without limiting the generality of the foregoing, Veritas will use its good faith efforts expeditiously to (and shall, in the case of a transaction proposed by Veritas or where Veritas is a participant in the negotiation thereof) ensure that holders of Series 1 Exchangeable Shares may participate in all such Offers without being required to retract Series 1 Exchangeable Shares as against VESI (or, if so required, to ensure that any such retraction shall be effective only upon, and shall be conditional upon, the closing of the Offer and only to the extent necessary to tender or deposit to the Offer).

     (i) OWNERSHIP OF OUTSTANDING SHARES. Without the prior approval of VESI and the prior approval of the holders of the Series 1 Exchangeable Shares given in accordance with Section 9.2 of the Exchangeable Share Provisions, Veritas covenants and agrees in favour of VESI that, as long as any outstanding Series 1 Exchangeable Shares are owned by any person or entity other than Veritas or any of its Subsidiaries, Veritas will be and remain the direct or indirect beneficial owner of all issued and outstanding shares in the capital of VESI and all outstanding securities of VESI carrying or otherwise entitled to voting rights in any circumstances, in each case other than the exchangeable shares of VESI and other than the Class A Exchangeable Shares of VESI (including, without limitation, the Series 1 Exchangeable Shares).

     (j) VERITAS NOT TO VOTE SERIES 1 EXCHANGEABLE SHARES. Veritas covenants and agrees that it will appoint and cause to be appointed proxyholders with respect to all Series 1 Exchangeable Shares held by Veritas and its Subsidiaries for the sole purpose of attending each meeting of holders of Series 1 Exchangeable Shares in order to be counted as part of the quorum for each such meeting. Veritas further covenants and agrees that it will not, and will cause its Subsidiaries not to, exercise any voting rights which may be exercisable by holders of Series 1 Exchangeable Shares from time to time pursuant to the Exchangeable Share Provisions or pursuant to the provisions of the Business Corporations Act (Alberta) (or any successor or other corporate statute by which VESI may in the future be governed) with respect to any Series 1 Exchangeable Shares held by it or by its Subsidiaries in respect of any matter considered at any meeting of holders of Series 1 Exchangeable Shares.

     (k) DUE PERFORMANCE. On and after the Effective Date, Veritas shall duly and timely perform all of its obligations provided for in the Plan of Arrangement, including any obligations that may arise upon the exercise of Veritas' rights under the Exchangeable Share Provisions.

3.   GENERAL

     (a) TERM. This agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Series 1 Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Series 1 Exchangeable Shares) are held by any party other than Veritas and any of its Subsidiaries.

     (b) CHANGES IN CAPITAL OF VERITAS AND VESI. Notwithstanding the provisions of Section 3(d) hereof, at all times after the occurrence of any event effected pursuant to Section 2(g) or 2(h) hereof, as a result of which either Veritas Common Stock or the Series 1 Exchangeable Shares or both are in any way changed, this agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which Veritas Common Stock or the Series 1 Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver an agreement in writing giving effect to and evidencing such necessary amendments and modifications.

     (c) SEVERABILITY. If any provision of this agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this agreement shall not in any way be affected or impaired thereby and this agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

     (d) AMENDMENTS, MODIFICATIONS, ETC. This agreement may not be amended or modified except by an agreement in writing executed by VESI and Veritas and approved by the holders of the Series 1 Exchangeable Shares in accordance with Section 9.2 of the Exchangeable Share Provisions.

     (e) MINISTERIAL AMENDMENTS. Notwithstanding the provisions of Section 3(d), the parties to this agreement may in writing, at any time and from time to time, without the approval of the holders of the Series 1 Exchangeable Shares, amend or modify this agreement for the purposes of:

        (i) adding to the covenants of either or both parties for the protection of the holders of the Series 1 Exchangeable Shares;

        (ii) making such amendments or modifications not inconsistent with this agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the board of directors of each of VESI and Veritas, it may be expedient to make, provided that each such boards of directors shall be of the opinion that such amendments or modifications will not be prejudicial to the interests of the holders of the Series 1 Exchangeable Shares; or

        (iii) making such changes or corrections which, on the advice of counsel to VESI and Veritas, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the boards of directors of each of VESI and Veritas shall be of the opinion that such changes or corrections will not be prejudicial to the interests of the holders of the Series 1 Exchangeable Shares.

     (f) MEETING TO CONSIDER AMENDMENTS. VESI, at the request of Veritas, shall call a meeting or meetings of the holders of the Series 1 Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval of such shareholders. Any such meeting or meetings shall be called and held in accordance with the by-laws of VESI, the Exchangeable Share Provisions and all applicable laws.

     (g) AMENDMENTS ONLY IN WRITING. No amendment to or modification or waiver of any of the provisions of this agreement otherwise permitted hereunder shall be effective unless made in writing and signed by both of the parties hereto.

     (h) INUREMENT. This agreement shall be binding upon and inure to the benefit of the parties hereto and the holders, from time to time, of Series 1 Exchangeable Shares and each of their respective heirs, successors and assigns.

     (i) NOTICES TO PARTIES. All notices and other communications between the parties shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for either such party as shall be specified in like notice):

        (i)   if to Veritas at:  Veritas DGC Inc.
                           3701 Kirby Drive, Suite 112
                           Houston, Texas 77098
                           Attention: Chairman
                 Telecopy:       (713) 526-5611

        (ii)   if to VESI at:  Veritas Energy Services Inc.
                          Suite 300, 615 - Third Avenue S.W.
                          Calgary, Alberta T2P 0G6
                          Attention: President
                 Telecopy:      (403) 266-9359

        Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of confirmed receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

     (j) COUNTERPARTS. This agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. A counterpart delivered by facsimile is hereby deemed to be as effective as a counterpart delivered in original form.

     (k) JURISDICTION. This agreement shall be construed and enforced in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein.

     (l) ATTORNMENT. Veritas agrees that any action or proceeding arising out of or relating to this agreement may be instituted in the courts of Alberta, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and hereby appoints VESI at its registered office in the Province of Alberta as Veritas' attorney for service of process.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed as of the date first above written.

VERITAS DGC INC.                                   VERITAS ENERGY SERVICES INC.

Per:                                               Per:
--------------------------------------------       --------------------------------------------

Per:                                               Per:
--------------------------------------------       --------------------------------------------

                                    ANNEX F

                          FORM OF VOTING AND EXCHANGE
                                TRUST AGREEMENT

                      VOTING AND EXCHANGE TRUST AGREEMENT
      MEMORANDUM OF AGREEMENT made as of the      day of           , 1999.

B E T W E E N:
                       VERITAS DGC INC.,
                       a corporation existing under the laws of the State of Delaware
                       (hereinafter referred to as "Veritas")
                                                              OF THE FIRST PART,
                                   -- and --
                       VERITAS ENERGY SERVICES INC.
                       a corporation existing under the laws of the Province of Alberta
                       (hereinafter referred to as "VESI")
                                                             OF THE SECOND PART,
                                   -- and --
                       CIBC MELLON TRUST COMPANY,
                       a trust company existing under the laws of Canada (hereinafter referred to as the "Trustee")
                                                              OF THE THIRD PART.

     WHEREAS pursuant to a combination agreement dated as of March 30, 1999, by and among Veritas, VESI and Enertec Resource Services Inc. ("Enertec") (such agreement as it may be amended or restated is hereinafter referred to as the "Combination Agreement") the parties agreed that on the Effective Date (as defined in the Combination Agreement), Veritas and VESI would execute and deliver a Voting and Exchange Trust Agreement containing the terms and conditions set forth in Exhibit D to the Combination Agreement together with such other terms and conditions as may be agreed to by the parties to the Combination Agreement acting reasonably;

     AND WHEREAS pursuant to an arrangement (the "Arrangement") effected by
Articles of Arrangement dated           , 1999 filed pursuant to the Business
Corporations Act (Alberta), each issued and outstanding common share of Enertec (an "Enertec Common Share") was transferred to VESI in consideration for 0.345 issued and outstanding Class A Exchangeable Shares Series 1 of VESI (the "Series 1 Exchangeable Shares");

     AND WHEREAS Appendix A of the above-mentioned Articles of Arrangement sets forth the rights, privileges, restrictions and conditions attaching to the Series 1 Exchangeable Shares (collectively, the "Exchangeable Share Provisions");

     AND WHEREAS Veritas is to provide voting rights in Veritas to each holder (other than Veritas and its Subsidiaries) from time to time of Series 1 Exchangeable Shares, such voting rights per Series 1 Exchangeable Share to be equivalent to the voting rights per share of Veritas Common Stock (the "Veritas Common Stock");

     AND WHEREAS Veritas is to grant to and in favour of the holders (other than Veritas and its Subsidiaries) from time to time of Series 1 Exchangeable Shares the right, in the circumstances set forth herein, to require Veritas to purchase from each such holder all or any part of the Series 1 Exchangeable Shares held by the holder;

     AND WHEREAS the parties desire to make appropriate provision and to establish a procedure whereby voting rights in Veritas shall be exercisable by holders (other than Veritas and its Subsidiaries) from time to time of Series 1 Exchangeable Shares by and through the Trustee, which will hold legal title to one share of Veritas ERS Special Voting Stock (the "Veritas ERS Special Voting Stock") to which voting rights attach for the benefit of such holders and whereby the rights to require Veritas to purchase Series 1 Exchangeable Shares from the holders thereof (other than Veritas and its Subsidiaries) shall be exercisable by such holders from time to time of Series 1 Exchangeable Shares by and through the Trustee, which will hold legal title to such rights for the benefit of such holders;

     AND WHEREAS these recitals and any statements of fact in this agreement are made by Veritas and VESI and not by the Trustee;

     NOW THEREFORE in consideration of the respective covenants and agreements provided in this agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.   DEFINITIONS AND INTERPRETATION

     (a) DEFINITIONS. In this agreement, the following terms shall have the following meanings:

     "Aggregate Equivalent Vote Amount " means, with respect to any matter, proposition or question on which holders of Veritas Common Stock are entitled to vote, consent or otherwise act, the product of (i) the number of shares of Series 1 Exchangeable Shares issued and outstanding and held by Holders multiplied by (ii) the Equivalent Vote Amount.

     "Applicable Laws" has the meaning set out in Section 5(j).

     "Arrangement " has the meaning set out in the recitals hereto.

     "Automatic Exchange Rights" means the benefit of the obligation of Veritas to effect the automatic exchange of shares of Veritas Common Stock for Series 1 Exchangeable Shares pursuant to Section 5(l) hereof.

     "Board of Directors" means the Board of Directors of VESI.

     "Business Day" has the meaning set out in the Exchangeable Share
Provisions.

     "Combination Agreement " has the meaning set out in the recitals hereto.

     "Equivalent Vote Amount " means, with respect any matter, proposition or question on which holders of Veritas Common Stock are entitled to vote, consent or otherwise act, the number of votes to which a holder of one share of Veritas Common Stock is entitled with respect to such matter, proposition or question.

     "Exchange Right " has the meaning set out in Section 5(a)(i) hereof.

     "Exchangeable Share Provisions" has the meaning set out in the recitals hereto.

     "Holder Votes" has the meaning set out in Section 4(b) hereof.

     "Holders" means the registered holders from time to time of Series 1 Exchangeable Shares, other than Veritas and its Subsidiaries.

     "Indemnified Parties" has the meaning set out in Section 9(a) hereof.

     "Insolvency Event " means the institution by VESI of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound-up, or the consent of VESI to the institution of bankruptcy, insolvency, dissolution or winding-up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies' Creditors Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by VESI to contest in good faith any such proceedings commenced in respect of VESI within 15 days of becoming aware thereof, or the consent by VESI to the filing of any such petition or to the appointment of a receiver, or the making by VESI of a general assignment for the benefit of creditors, or the admission in writing by VESI of its inability to pay its debts generally as they become due, or VESI not being permitted, pursuant to liquidity or solvency requirements of applicable law, to redeem any Series 1 Exchangeable Shares in accordance with the terms thereof, to redeem any shares of any other series of Class A Exchangeable Shares of VESI in accordance with the terms thereof or to redeem any Exchangeable Shares of VESI in accordance with the terms thereof.

     "Liquidation Call Right " has the meaning set out in the Exchangeable Share Provisions.

     "Liquidation Event " has the meaning set out in Section 5(l)(ii) hereof.

     "Liquidation Event Effective Time" has the meaning set out in Section 5(l)(iii) hereof.

     "List " has the meaning set out in Section 4(f) hereof.

     "Officer's Certificate" means, with respect to Veritas or VESI, as the case may be, a certificate signed by any one of the Chairman of the Board, the Vice-Chairman of the Board, the President, any Vice-President or any other senior officer of Veritas or VESI, as the case may be.

     "Person" includes an individual, partnership, corporation, company, unincorporated syndicate or organization, trust, trustee, executor, administrator and other legal representative.

     "Redemption Call Right " has the meaning set out in the Exchangeable Share Provisions.

     "Retracted Shares" has the meaning set out in Section 5(g) hereof.

     "Retraction Call Right " has the meaning set out in the Exchangeable Share Provisions.

     "Series 1 Exchangeable Share Consideration" has the meaning set out in the Exchangeable Share Provisions.

     "Series 1 Exchangeable Share Price" has the meaning set out in the Exchangeable Share Provisions.

     "Series 1 Exchangeable Shares" has the meaning set out in the recitals hereto.

     "Subsidiary" has the meaning set out in the Exchangeable Share Provisions.

     "Support Agreement " means that certain support agreement made as of even date hereof between VESI and Veritas.

     "Trust " means the trust created by this agreement.

     "Trust Estate" means the Voting Share, any other securities, the Exchange Right, the Automatic Exchange Rights and any money or other property which may be held by the Trustee from time to time pursuant to this agreement.

     "Trustee" means CIBC Mellon Trust Company and, subject to the provisions of
Article 10 hereof, includes any successor trustee or permitted assigns.

     "VESI Common Shares" means common shares in the capital stock of VESI.

     "Veritas Common Stock" has the meaning set out in the recitals hereto.

     "Veritas Consent " has the meaning set out in Section 4(b) hereof.

     "Veritas Meeting" has the meaning set out in Section 4(b) hereof.

     "Veritas Special ERS Voting Stock" has the meaning set out in the recitals hereto.

     "Veritas Successor" has the meaning set out in Section 11(a)(i) hereof.

     "Voting Rights" means the voting rights attached to the Voting Share.

     "Voting Share" means the one share of Veritas ERS Special Voting Stock, U.S. $0.01 par value, issued by Veritas to and deposited with the Trustee, which entitles the holder of record to a number of votes at meetings of holders of Veritas Common Stock equal to the Aggregate Equivalent Vote Amount.

     (b) INTERPRETATION NOT AFFECTED BY HEADINGS, ETC. The division of this agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this agreement.

     (c) NUMBER, GENDER, ETC. Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

     (d) DATE FOR ANY ACTION. If any date on which any action is required to be taken under this agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

2.   PURPOSE OF AGREEMENT

     The purpose of this agreement is to create the Trust for the benefit of the Holders, as herein provided. The Trustee will hold the Voting Share in order to enable the Trustee to exercise the Voting Rights and will hold the Exchange Right and the Automatic Exchange Rights in order to enable the Trustee to exercise such rights, in each case as trustee for and on behalf of the Holders as provided in this agreement.

3.   VOTING SHARE

     (a) ISSUANCE AND OWNERSHIP OF THE VOTING SHARE. Veritas hereby issues to and deposits with the Trustee the Voting Share to be hereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the Holders and in accordance with the provisions of this agreement. Veritas hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Holders of good and valuable consideration (and the adequacy thereof) for the issuance of the Voting Share by Veritas to the Trustee. During the term of the Trust and subject to the terms and conditions of this agreement, the Trustee shall possess and be vested with full legal ownership of the Voting Share and shall be entitled to exercise all of the rights and powers of an owner with respect to the Voting Share, provided that the Trustee shall:

        (i) hold the Voting Share and the legal title thereto as trustee solely for the use and benefit of the Holders in accordance with the provisions of this agreement; and

        (ii) except as specifically authorized by this agreement, have no power or authority to sell, transfer, vote or otherwise deal in or with the Voting Share and the Voting Share shall not be used or disposed of by the Trustee for any purpose other than the purposes for which this Trust is created pursuant to this agreement.

     (b) LEGENDED SHARE CERTIFICATES. VESI will cause each certificate representing Series 1 Exchangeable Shares to bear an appropriate legend notifying the Holders of their right to instruct the Trustee with respect to the exercise of the Voting Rights with respect to the Series 1 Exchangeable Shares held by a Holder.

     (c) SAFE KEEPING OF CERTIFICATE. The certificate representing the Voting Share shall at all times be held in safe keeping by the Trustee or its agent.

4.   EXERCISE OF VOTING RIGHTS

     (a) VOTING RIGHTS. The Trustee, as the holder of record of the Voting Share, shall be entitled to all of the Voting Rights, including the right to consent to or to vote in person or by proxy the Voting Share, on any matter, question or proposition whatsoever that may properly come before the stockholders of Veritas at a Veritas Meeting or in connection with a Veritas Consent (in each case, as hereinafter defined). The Voting Rights shall be and remain vested in and exercised by the Trustee. Subject to Section 7(o) hereof, the Trustee shall exercise the Voting Rights only on the basis of instructions received pursuant to this Article 4 from Holders entitled to instruct the Trustee as to the voting thereof at the time at which a Veritas Consent is sought or a Veritas Meeting is held. To the extent that no instructions are received from a Holder with respect to the Voting Rights to which such Holder is entitled, the Trustee shall not exercise or permit the exercise of such Holder's Voting Rights.

     (b) NUMBER OF VOTES. With respect to all meetings of stockholders of Veritas at which holders of shares of Veritas Common Stock are entitled to vote (a "Veritas Meeting") and with respect to all written consents sought by Veritas from its stockholders including the holders of shares of Veritas Common Stock (a "Veritas Consent"), each Holder shall be entitled to instruct the Trustee to cast and exercise, in the manner instructed, a number of votes equal to the Equivalent Vote Amount for each
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        Series 1 Exchangeable Share owned of record by such Holder on the record date established by Veritas or by applicable law for such Veritas
        Meeting or Veritas Consent, as the case may be (the "Holder Votes") in respect of each matter, question or proposition to be voted on at such Veritas Meeting or to be consented to in connection with such Veritas Consent.

     (c) MAILINGS TO SHAREHOLDERS. With respect to each Veritas Meeting and Veritas Consent, the Trustee will mail or cause to be mailed (or otherwise communicate in the same manner as Veritas utilizes in communications to holders of Veritas Common Stock, subject to the Trustee's ability to provide this method of communication and upon being advised in writing of such method) to each of the Holders named in the List on the same day as the initial mailing or notice (or other communication) with respect thereto is given by Veritas to its stockholders:

        (i) a copy of such notice, together with any proxy or information statement and related materials to be provided to stockholders of Veritas;

        (ii) a statement that such Holder is entitled to instruct the Trustee as to the exercise of the Holder Votes with respect to such Veritas Meeting or Veritas Consent, as the case may be, or, pursuant to Section 4(g) hereof, to attend such Veritas Meeting and to exercise personally as the proxy of the Trustee, the Holder Votes thereat;

        (iii) a statement as to the manner in which such instructions may be given to the Trustee, including an express indication that instructions may be given to the Trustee to give:

             (A) a proxy to such Holder or his designee to exercise personally the Holder Votes; or

             (B) a proxy to a designated agent or other representative of the management of Veritas to exercise such Holder Votes;

        (iv) a statement that if no such instructions are received from the Holder, the Holder Votes to which such Holder is entitled will not be exercised;

        (v) a form of direction whereby the Holder may so direct and instruct the Trustee as contemplated herein; and

        (vi) a statement of (A) the time and date by which such instructions must be received by the Trustee in order to be binding upon it, which in the case of a Veritas Meeting shall not be earlier than the close of business on the Business Day prior to such meeting, and (B) the method for revoking or amending such instructions.

        The materials referred to above are to be provided by Veritas to the Trustee, but shall be subject to review and comment by the Trustee.

        For the purpose of determining Holder Votes to which a Holder is entitled in respect of any such Veritas Meeting or Veritas Consent, the number of Series 1 Exchangeable Shares owned of record by the Holder shall be determined at the close of business on the record date established by Veritas or by applicable law for purposes of determining stockholders entitled to vote at such Veritas Meeting or to give written consent in connection with such Veritas Consent. Veritas will notify the Trustee in writing of any decision of the board of directors of Veritas with respect to the calling of any such Veritas Meeting or the seeking of any such Veritas Consent and shall provide all necessary information and materials to the Trustee in each case promptly and in any event in sufficient time to enable the Trustee to perform its obligations contemplated by this Section 4(c).

     (d) COPIES OF STOCKHOLDER INFORMATION. Veritas will deliver to the Trustee copies of all proxy materials, (including notices of Veritas Meetings but excluding proxies to vote shares of Veritas Common Stock), information statements, reports (including without limitation all interim and annual financial statements) and other written communications that are to be distributed from time to time to holders of Veritas Common Stock in sufficient quantities and in sufficient time so as to enable the Trustee to send those materials to each Holder at the same time as such materials are first sent to holders of Veritas Common Stock. The Trustee will mail or otherwise send to each Holder, at the
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        expense of Veritas, copies of all such materials (and all materials specifically directed to the Holders or to the Trustee for the benefit of the Holders by Veritas) received by the Trustee from Veritas at the same time as such materials are first sent to holders of Veritas Common Stock. The Trustee will make copies of all such materials available for inspection by any Holder at the Trustee's principal office in the cities of Calgary and Toronto.

     (e) OTHER MATERIALS. Immediately after receipt by Veritas or any stockholder of Veritas of any material sent or given generally to the holders of Veritas Common Stock by or on behalf of a third party, including without limitation dissident proxy and information circulars (and related information and material) and tender and exchange offer circulars (and related information and material), Veritas shall use its best efforts to obtain and deliver to the Trustee copies thereof in sufficient quantities so as to enable the Trustee to forward such material (unless the same has been provided directly to Holders by such third party) to each Holder as soon as possible thereafter. As soon as practicable after receipt thereof, the Trustee will mail or otherwise send to each Holder, at the expense of Veritas, copies of all such materials received by the Trustee from Veritas. The Trustee will also make copies of all such materials available for inspection by any Holder at the Trustee's principal office in the cities of Toronto and Calgary.

     (f) LIST OF PERSONS ENTITLED TO VOTE. VESI shall, (i) prior to each annual, general and special Veritas Meeting or the seeking of any Veritas Consent and (ii) forthwith upon each request made at any time by the Trustee in writing, prepare or cause to be prepared a list (a "List") of the names and addresses of the Holders arranged in alphabetical order and showing the number of Series 1 Exchangeable Shares held of record by each such Holder, in each case at the close of business on the date specified by the Trustee in such request or, in the case of a List prepared in connection with a Veritas Meeting or a Veritas Consent, at the close of business on the record date established by Veritas or pursuant to applicable law for determining the holders of Veritas Common Stock entitled to receive notice of and/or to vote at such Veritas Meeting or to give consent in connection with such Veritas Consent. Each such List shall be delivered to the Trustee promptly after receipt by VESI of such request or the record date for such meeting or seeking of consent, as the case may be, and in any event within sufficient time as to enable the Trustee to perform its obligations under this agreement. Veritas agrees to give VESI written notice (with a copy to the Trustee) of the calling of any Veritas Meeting or the seeking of any Veritas Consent, together with the record dates therefor, sufficiently prior to the date of the calling of such meeting or seeking of such consent so as to enable VESI to perform its obligations under this Section 4(f).

     (g) ENTITLEMENT TO DIRECT VOTES. Any Holder named in a List prepared in connection with any Veritas Meeting or any Veritas Consent will be entitled (i) to instruct the Trustee in the manner described in
           Section 4(c) hereof with respect to the exercise of the Holder Votes to which such Holder is entitled or (ii) to attend such meeting and personally to exercise thereat (or to exercise with respect to any written consent), as the proxy of the Trustee, the Holder Votes to which such Holder is entitled.

     (h)   VOTING BY TRUSTEE, AND ATTENDANCE OF TRUSTEE REPRESENTATIVE, AT
           MEETING.

        (i) In connection with each Veritas Meeting and Veritas Consent, the Trustee shall exercise, either in person or by proxy, in accordance with the instructions received from a Holder pursuant to Section 4(c) hereof, the Holder Votes as to which such Holder is entitled to direct the vote (or any lesser number thereof as may be set forth in the instructions); provided, however, that such written instructions are received by the Trustee from the Holder prior to the time and date fixed by it for receipt of such instructions in the notice given by the Trustee to the Holder pursuant to Section 4(c) hereof.

        (ii) The Trustee shall cause such representatives as are empowered by it to sign and deliver, on behalf of the Trustee, proxies for Voting Rights to attend each Veritas Meeting. Upon submission by a Holder (or its designee) of identification satisfactory to the Trustee's representatives, and at the Holder's request, such representatives shall sign and deliver to such Holder (or its designee) a proxy to exercise personally the Holder Votes as to which such Holder
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             is otherwise entitled hereunder to direct the vote, if such Holder either (A) has not previously given the Trustee instructions pursuant to Section 4(c) hereof in respect of such meeting, or (B) submits to the Trustee's representatives written revocation of any such previous instructions. At such meeting, the Holder exercising such Holder Votes shall have the same rights as the Trustee to speak at the meeting in respect of any matter, question or proposition, to vote by way of ballot at the meeting in respect of any matter, question or proposition and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.

     (i) DISTRIBUTION OF WRITTEN MATERIALS. Any written materials to be distributed by the Trustee to the Holders pursuant to this agreement shall be delivered or sent by mail (or otherwise communicated in the same manner as Veritas utilizes in communications to holders of Veritas Common Stock) to each Holder at its address as shown on the books of VESI. VESI shall provide or cause to be provided to the Trustee for this purpose, on a timely basis and without charge or other expense:

        (A)  a current List; and

        (B) upon the request of the Trustee, mailing labels to enable the Trustee to carry out its duties under this agreement.

       The materials referred to above are to be provided by Veritas to the Trustee, but shall be subject to review and comment by the Trustee.

     (j) TERMINATION OF VOTING RIGHTS. Except as otherwise provided herein or in the Exchangeable Share Provisions, all of the rights of a Holder with respect to the Holder Votes exercisable in respect of the Series 1 Exchangeable Shares held by such Holder, including the right to instruct the Trustee as to the voting of or to vote personally such Holder Votes, shall be deemed to be surrendered by the Holder to Veritas and such Holder Votes and the Voting Rights represented thereby shall cease immediately upon the delivery by such Holder to the Trustee of the certificates representing such Series 1 Exchangeable Shares in connection with the exercise by the Holder of the Exchange Right or the occurrence of the automatic exchange of Series 1 Exchangeable Shares for shares of Veritas Common Stock, as specified in Article 5 hereof (unless in either case Veritas shall not have delivered the Series 1 Exchangeable Share Consideration deliverable in exchange therefor to the Trustee for delivery to the Holders), or upon the redemption of Series 1 Exchangeable Shares pursuant to Article 6 or Article 7 of the Exchangeable Share Provisions, or upon the effective date of the liquidation, dissolution or winding-up of VESI pursuant to Article 5 of the Exchangeable Share Provisions, or upon the purchase of Series 1 Exchangeable Shares from the holder thereof by Veritas pursuant to the exercise by Veritas of the Retraction Call Right, the Redemption Call Right or the Liquidation Call Right.

5.  EXCHANGE RIGHT AND AUTOMATIC EXCHANGE

     (a) GRANT AND OWNERSHIP OF THE EXCHANGE RIGHT. Veritas hereby grants to the Trustee as trustee for and on behalf of, and for the use and benefit of, the Holders (i) the right (the "Exchange Right"), upon the occurrence and during the continuance of an Insolvency Event, to require Veritas to purchase from each or any Holder all or any part of the Series 1 Exchangeable Shares held by the Holders, and (ii) the Automatic Exchange Rights, all in accordance with the provisions of this agreement. Veritas hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Holders of good and valuable consideration (and the adequacy thereof) for the grant of the Exchange Right and the Automatic Exchange Rights by Veritas to the Trustee. During the term of the Trust and subject to the terms and conditions of this agreement, the Trustee shall possess and be vested with full legal ownership of the Exchange Right and the Automatic Exchange Rights and shall be entitled to exercise all of the rights and powers of an owner with respect to the Exchange Right and the Automatic Exchange Rights, provided that the Trustee shall:

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        (iii)  hold the Exchange Right and the Automatic Exchange Rights and the
               legal title thereto as trustee solely for the use and benefit of the Holders in accordance with the provisions of this agreement; and

        (iv) except as specifically authorized by this agreement, have no power or authority to exercise or otherwise deal in or with the Exchange Right or the Automatic Exchange Rights, and the Trustee shall not exercise any such rights for any purpose other than the purposes for which this Trust is created pursuant to this agreement.

     (b) LEGENDED SHARE CERTIFICATES. VESI will cause each certificate representing Series 1 Exchangeable Shares to bear an appropriate legend notifying the Holders of:

        (i) their right to instruct the Trustee with respect to the exercise of the Exchange Right in respect of the Series 1 Exchangeable Shares held by a Holder; and

        (ii)   the Automatic Exchange Rights.

     (c) GENERAL EXERCISE OF EXCHANGE RIGHT. The Exchange Right shall be and remain vested in and exercised by the Trustee. Subject to Section 7(o) hereof, the Trustee shall exercise the Exchange Right only on the basis of instructions received pursuant to this Article 5 from Holders entitled to instruct the Trustee as to the exercise thereof. To the extent that no instructions are received from a Holder with respect to the Exchange Right, the Trustee shall not exercise or permit the exercise of the Exchange Right.

     (d) PURCHASE PRICE. The purchase price payable by Veritas for each Series 1 Exchangeable Share to be purchased by Veritas under the Exchange Right shall be an amount equal to the Series 1 Exchangeable Share Price on the last Business Day prior to the day of closing of the purchase and sale of such Series 1 Exchangeable Share under the Exchange Right. In connection with each exercise of the Exchange Right, Veritas will provide to the Trustee an Officer's Certificate setting forth the calculation of the Series 1 Exchangeable Share Price for each Series 1 Exchangeable Share. The Series 1 Exchangeable Share Price for each such Series 1 Exchangeable Share so purchased may be satisfied only by Veritas issuing and delivering or causing to be delivered to the Trustee, on behalf of the relevant Holder, the Series 1 Exchangeable Share Consideration representing the total Series 1 Exchangeable Share Price.

     (e) EXERCISE INSTRUCTIONS. Subject to the terms and conditions herein set forth, a Holder shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to instruct the Trustee to exercise the Exchange Right with respect to all or any part of the Series 1 Exchangeable Shares registered in the name of such Holder on the books of VESI. To cause the exercise of the Exchange Right by the Trustee, the Holder shall deliver to the Trustee, in person or by certified or registered mail, at its principal office in Calgary, Alberta, Toronto, Ontario or at such other places in Canada as the Trustee may from time to time designate by written notice to the Holders, the certificates representing the Series 1 Exchangeable Shares which such Holder desires Veritas to purchase, duly endorsed in blank, and accompanied by such other documents and instruments as may be required to effect a transfer of Series 1 Exchangeable Shares under the Business Corporations Act (Alberta), other applicable laws, if any, and the by-laws of VESI and such additional documents and instruments as the Trustee may reasonably require together with (i) a duly completed form of notice of exercise of the Exchange Right, contained on the reverse of or attached to the Series 1 Exchangeable Share certificates, stating (A) that the Holder thereby instructs the Trustee to exercise the Exchange Right so as to require Veritas to purchase from the Holder the number of Series 1 Exchangeable Shares specified therein, (B) that such Holder has good title to and owns all such Series 1 Exchangeable Shares to be acquired by Veritas free and clear of all liens, claims and encumbrances, (C) the names in which the certificates representing Veritas Common Stock issuable in connection with the exercise of the Exchange Right are to be issued and (D) the names and addresses of the persons to whom the Series 1 Exchangeable Share Consideration should be delivered and (ii) payment (or evidence satisfactory to the Trustee, VESI and Veritas of payment) of the taxes (if any) payable as

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        contemplated by Section 5(h) of this agreement. If only a part of the
        Series 1 Exchangeable Shares represented by any certificate or certificates delivered to the Trustee are to be purchased by Veritas under the Exchange Right, a new certificate for the balance of such Series 1 Exchangeable Shares shall be issued to the Holder at the expense of VESI.

     (f) DELIVERY OF SERIES 1 EXCHANGEABLE SHARE CONSIDERATION; EFFECT OF EXERCISE. Promptly after receipt of the certificates representing the Series 1 Exchangeable Shares which the Holder desires Veritas to purchase under the Exchange Right (together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Right), duly endorsed for transfer to Veritas, the Trustee shall notify Veritas and VESI of its receipt of the same, which notice to Veritas and VESI shall constitute exercise of the Exchange Right by the Trustee on behalf of the Holder of such Series 1 Exchangeable Shares, and Veritas shall immediately thereafter deliver or cause to be delivered to the Trustee, for delivery to the Holder of such Series 1 Exchangeable Shares (or to such other persons, if any, properly designated by such Holder), the Series 1 Exchangeable Share Consideration deliverable in connection with the exercise of the Exchange Right; provided, however, that no such delivery shall be made unless and until the Holder requesting the same shall have paid (or provided evidence satisfactory to the Trustee, VESI and Veritas of the payment of) the taxes (if any) payable as contemplated by Section 5(h) of this agreement. In connection with payment of the Series 1 Exchangeable Share Consideration, Veritas shall be entitled to liquidate some of the Veritas Common Stock that would otherwise be deliverable to the particular holder of Series 1 Exchangeable Shares in order to fund any statutory withholding tax obligation. Immediately upon the giving of notice by the Trustee to Veritas and VESI of the exercise of the Exchange Right, as provided in this Section 5(f), the closing of the transaction of purchase and sale contemplated by the Exchange Right shall be deemed to have occurred, and the Holder of such Series 1 Exchangeable Shares shall be deemed to have transferred to Veritas all of its right, title and interest in and to such Series 1 Exchangeable Shares and in the related interest in the Trust Estate and shall cease to be a holder of such Series 1 Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total purchase price therefor, unless such Series 1 Exchangeable Share Consideration is not delivered by Veritas to the Trustee, for delivery to such Holder (or to such other persons, if any, properly designated by such Holder), within five Business Days of the date of the giving of such notice by the Trustee, in which case the rights of the Holder shall remain unaffected until such Series 1 Exchangeable Share Consideration is delivered by Veritas and any cheque included therein is paid. Concurrently with such Holder ceasing to be a holder of Series 1 Exchangeable Shares, the Holder shall be considered and deemed for all purposes to be the holder of the shares of Veritas Common Stock delivered to it pursuant to the Exchange Right. Notwithstanding the foregoing until the Series 1 Exchangeable Share Consideration is delivered to the Holder, the Holder shall be deemed to still be a holder of the sold Series 1 Exchangeable Shares for purposes of voting rights with respect thereto under this agreement.

     (g) EXERCISE OF EXCHANGE RIGHT SUBSEQUENT TO RETRACTION. In the event that a Holder has exercised its right under Article 6 of the Exchangeable Share Provisions to require VESI to redeem any or all of the Series 1 Exchangeable Shares held by the Holder (the "Retracted Shares") and is notified by VESI pursuant to Section 6.6 of the Exchangeable Share Provisions that VESI will not be permitted as a result of liquidity or solvency requirements of applicable law to redeem all such Retracted Shares, subject to receipt by the Trustee of written notice to that effect from VESI and provided that Veritas shall not have exercised the Retraction Call Right with respect to the Retracted Shares and that the Holder has not revoked the retraction request delivered by the Holder to VESI pursuant to
           Section 6.1 of the Exchangeable Share Provisions, the retraction request will constitute and will be deemed to constitute notice from the Holder to the Trustee instructing the Trustee to exercise the Exchange Right with respect to those Retracted Shares which VESI is unable to redeem. In any such event, VESI hereby agrees with the Trustee and in favour of the Holder immediately to notify the Trustee of such prohibition against VESI redeeming all of the Retracted Shares and immediately to forward or cause to be forwarded to the Trustee all relevant materials delivered by the
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        Holder to VESI or to the transfer agent of the Series 1 Exchangeable
        Shares (including without limitation a copy of the retraction request delivered pursuant to Section 6.1 of the Exchangeable Share Provisions) in connection with such proposed redemption of the Retracted Shares and the Trustee will thereupon exercise the Exchange Right with respect to the Retracted Shares that VESI is not permitted to redeem and will require Veritas to purchase such shares in accordance with the provisions of this Article 5.

     (h) STAMP OR OTHER TRANSFER TAXES. Upon any sale of Series 1 Exchangeable Shares to Veritas pursuant to the Exchange Right or the Automatic Exchange Rights, the share certificate or certificates representing Veritas Common Stock to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of the Holder of the Series 1 Exchangeable Shares so sold or in such names as such Holder may otherwise direct in writing without charge to the holder of the Series 1 Exchangeable Shares so sold, provided, however, that such Holder (i) shall pay (and neither Veritas, VESI nor the Trustee shall be required to pay) any documentary, stamp, transfer or other similar taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a person other than such Holder or (ii) shall have established to the satisfaction of the Trustee, Veritas and VESI that such taxes, if any, have been paid.

     (i) NOTICE OF INSOLVENCY EVENT. Immediately upon the occurrence of an Insolvency Event or any event which with the giving of notice or the passage of time or both would be an Insolvency Event, VESI and Veritas shall give written notice thereof to the Trustee. As soon as practicable after receiving notice from VESI and Veritas or from any other Person of the occurrence of an Insolvency Event, the Trustee will mail to each Holder, at the expense of Veritas, a notice of such Insolvency Event in the form provided by Veritas, which notice shall contain a brief statement of the right of the Holders with respect to the Exchange Right.

     (j) QUALIFICATION OF VERITAS COMMON STOCK. Veritas covenants that if any shares of Veritas Common Stock to be issued and delivered pursuant to the Exchange Right or the Automatic Exchange Rights require registration or qualification with or approval of or the filing of any document including any prospectus or similar document or the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial or state law or regulation or pursuant to the rules and regulations of any regulatory authority or the fulfillment of any other legal requirement (collectively, the "Applicable Laws") before such shares may be issued and delivered by Veritas to the initial holder thereof (other than VESI) or in order that such shares may be freely traded thereafter (other than any restrictions on transfer by reason of a holder being a "control person" of Veritas for purposes of Canadian federal or provincial securities law or an "affiliate" of Veritas or, prior to the Effective Date, of Enertec for purposes of United States federal or state securities law), Veritas will in good faith expeditiously take all such actions and do all such things as are necessary to cause such shares of Veritas Common Stock to be and remain duly registered, qualified or approved. Veritas represents and warrants that it has in good faith taken all actions and done all things as are necessary under Applicable Laws as they exist on the date hereof to cause the shares of Veritas Common Stock to be issued and delivered pursuant to the Exchange Right and the Automatic Exchange Rights and to be freely tradeable thereafter (other than restrictions on transfer by reason of a holder being a "control person" of Veritas for the purposes of Canadian federal and provincial securities law or an "affiliate" of Veritas or, prior to the Effective Date, of Enertec for the purposes of United States federal or state securities law). Veritas will in good faith expeditiously take all such actions and do all such things as are necessary to cause all shares of Veritas Common Stock to be delivered pursuant to the Exchange Right or the Automatic Exchange Rights to be and to continue to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which such shares are listed, quoted or posted for trading at such time.

     (k)   RESERVATION OF SHARES OF VERITAS COMMON STOCK.

        Veritas hereby represents, warrants and covenants that it has irrevocably reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued

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        capital stock such number of shares of Veritas Common Stock (i) as is equal to the sum of (A) the number of Series 1 Exchangeable Shares issued and outstanding from time to time and (B) the number of Series 1 Exchangeable Shares issuable upon the exercise of all rights to acquire Series 1 Exchangeable Shares outstanding from time to time and (ii) as are now and may hereafter be required to enable and permit Veritas and VESI to meet their respective obligations hereunder, under the Restated Certificate of Incorporation of Veritas, under the Support Agreement, under the Exchangeable Share Provisions and under any other security or commitment pursuant to the Arrangement with respect to which Veritas may now or hereafter be required to issue shares of Veritas Common Stock.

     (l)   AUTOMATIC EXCHANGE ON LIQUIDATION OF VERITAS.

        (i) Veritas will give the Trustee written notice of each of the following events at the time set forth below:

             (A) in the event of any determination by the board of directors of the Veritas to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Veritas or to effect any other distribution of assets of Veritas among its stockholders for the purpose of winding-up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

             (B) immediately, upon the earlier of (I) receipt by Veritas of notice of, and (II) Veritas otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Veritas or to effect any other distribution of assets of Veritas among its stockholders for the purpose of winding-up its affairs.

        (ii) Immediately following receipt by the Trustee from Veritas of notice of any event (a "Liquidation Event ") contemplated by
               Section 5(l)(i) above, the Trustee will give notice thereof to the Holders. Such notice will be provided by Veritas to the Trustee and shall include a brief description of the automatic exchange of Series 1 Exchangeable Shares for shares of Veritas Common Stock provided for in Section 5(l)(iii) below.

        (iii) In order that the Holders will be able to participate on a PRO RATA basis with the holders of Veritas Common Stock in the distribution of assets of Veritas in connection with a Liquidation Event, immediately prior to the effective time (the "Liquidation Event Effective Time") of a Liquidation Event all of the then outstanding Series 1 Exchangeable Shares shall be automatically exchanged for shares of Veritas Common Stock. To effect such automatic exchange, Veritas shall be deemed to have purchased each Series 1 Exchangeable Share outstanding immediately prior to the Liquidation Event Effective Time and held by Holders, and each Holder shall be deemed to have sold the Series 1 Exchangeable Shares held by it at such time, for a purchase price per share equal to the Series 1 Exchangeable Share Price applicable at such time. In connection with such automatic exchange, Veritas will provide to the Trustee an Officer's Certificate setting forth the calculation of the purchase price for each Series 1 Exchangeable Share.

        (iv)  The closing of the transaction of purchase and sale contemplated by Section 5(l)(iii) above shall be deemed to have occurred immediately prior to the Liquidation Event Effective Time, and each Holder of Series 1 Exchangeable Shares shall be deemed to have transferred to Veritas all of the Holder's right, title and interest in and to such Series 1 Exchangeable Shares and the related interest in the Trust Estate and shall cease to be a holder of such Series 1 Exchangeable Shares and Veritas shall deliver to the Holder the Series 1 Exchangeable Share
              Consideration deliverable upon the automatic exchange of Series 1
              Exchangeable Shares. In connection with payment of the Series 1
              Exchangeable Share Consideration, Veritas shall be entitled to liquidate some of the Veritas Common Stock that would otherwise be deliverable to the particular holder of Series 1 Exchangeable
              Shares in order to fund any statutory withholding tax obligation.
              Concurrently with such Holder ceasing to be a holder of Series 1
              Exchangeable Shares, the
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             Holder shall be considered and deemed for all purposes to be the holder of the shares of Veritas Common Stock issued to it pursuant to the automatic exchange of Series 1 Exchangeable Shares for Veritas Common Stock and the certificates held by the Holder previously representing the Series 1 Exchangeable Shares exchanged by the Holder with Veritas pursuant to such automatic exchange shall thereafter be deemed to represent the shares of Veritas Common Stock issued to the Holder by Veritas pursuant to such automatic exchange. Upon the request of a Holder and the surrender by the Holder of Series 1 Exchangeable Share certificates deemed to represent shares of Veritas Common Stock, duly endorsed in blank and accompanied by such instruments of transfer as Veritas may reasonably require, Veritas shall deliver or cause to be delivered to the Holder certificates representing the shares of Veritas Common Stock of which the Holder is the holder. Notwithstanding the foregoing until each Holder is actually entered on the register of holders of Veritas Common Stock, such Holder shall be deemed to still be a holder of the transferred Series 1 Exchangeable Shares for purposes of all voting rights with respect thereto under this agreement.

6.   RESTRICTIONS ON ISSUANCE OF VERITAS ERS SPECIAL VOTING STOCK

     During the term of this agreement, Veritas will not issue any shares of Veritas ERS Special Voting Stock in addition to the Voting Share.

7.   CONCERNING THE TRUSTEE

     (a) POWERS AND DUTIES OF THE TRUSTEE. The rights, powers and authorities of the Trustee under this agreement, in its capacity as trustee of the Trust, shall include:

        (i) receipt and deposit of the Voting Share from Veritas as trustee for and on behalf of the Holders in accordance with the provisions of this agreement;

        (ii) granting proxies and distributing materials to Holders as provided in this agreement;

        (iii) voting the Holder Votes in accordance with the provisions of this agreement;

        (iv) receiving the grant of the Exchange Right and the Automatic Exchange Rights from Veritas as trustee for and on behalf of the Holders in accordance with the provisions of this agreement;

        (v) exercising the Exchange Right and enforcing the benefit of the Automatic Exchange Rights, in each case in accordance with the provisions of this agreement, and in connection therewith receiving from Holders Series 1 Exchangeable Shares and other requisite documents and distributing to such Holders the shares of Veritas Common Stock and cheques and property, if any, to which such Holders are entitled upon the exercise of the Exchange Right or pursuant to the Automatic Exchange Rights, as the case may be;

        (vi)  holding title to the Trust Estate;

        (vii) investing any moneys forming, from time to time, a part of the Trust Estate as provided in this agreement;

        (viii) taking action at the direction of a Holder or Holders to enforce the obligations of Veritas under this agreement; and

        (ix) taking such other actions and doing such other things as are specifically provided in this agreement.

        In the exercise of such rights, powers and authorities the Trustee shall have (and is granted) such incidental and additional rights, powers and authority not in conflict with any of the provisions of this agreement as the Trustee, acting in good faith and in the reasonable exercise of its discretion, may deem necessary, appropriate or desirable to effect the purpose of the Trust. Any exercise of such discretionary rights, powers and authorities by the Trustee shall be final, conclusive and binding upon

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        all persons. For greater certainty, the Trustee shall have only those duties as are set out specifically in this agreement.

        The Trustee in exercising its rights, powers, duties and authorities hereunder shall act honestly and in good faith with a view to the best interests of the Holders and shall exercise the care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

        The Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall be specifically required to do so under the terms hereof; nor shall the Trustee be required to take any notice of, or to do or to take any act, action or proceeding as a result of any default or breach of any provision hereunder, unless and until notified in writing of such default or breach, which notices shall distinctly specify the default or breach desired to be brought to the attention of the Trustee and in the absence of such notice the Trustee may for all purposes of this agreement conclusively assume that no default or breach has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein.

     (b) NO CONFLICT OF INTEREST. The Trustee represents to VESI and Veritas that at the date of execution and delivery of this agreement there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder and the role of the Trustee in any other capacity. The Trustee shall, within 90 days after it becomes aware that such a material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Article 10 hereof. If, notwithstanding the foregoing provisions of this Section 7(b), the Trustee has such a material conflict of interest, the validity and enforceability of this agreement shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest. If the Trustee contravenes the foregoing provisions of this Section 7(b), any interested party may apply to the Alberta Court of Queen's Bench an order that the Trustee be replaced as trustee hereunder.

     (c) DEALINGS WITH TRANSFER AGENTS, REGISTRARS, ETC. VESI and Veritas irrevocably authorize the Trustee, from time to time, to:

        (i) consult, communicate and otherwise deal with the respective registrars and transfer agents, and with any such subsequent registrar or transfer agent, of the Series 1 Exchangeable Shares and Veritas Common Stock; and

        (ii) requisition, from time to time, (A) from any such registrar or transfer agent any information readily available from the records maintained by it which the Trustee may reasonably require for the discharge of its duties and responsibilities under this agreement and (B) from the transfer agent of Veritas Common Stock, and any subsequent transfer agent of such shares, the share certificates issuable upon the exercise from time to time of the Exchange Right and pursuant to the Automatic Exchange Rights in the manner specified in Article 5 hereof.

       VESI and Veritas irrevocably authorize their respective registrars and transfer agents to comply with all such requests. Veritas covenants that it will supply its transfer agent with duly executed share certificates for the purpose of completing the exercise from time to time of the Exchange Right and the Automatic Exchange Rights, in each case pursuant to Article 5 hereof.

     (d) BOOKS AND RECORDS. The Trustee shall keep available for inspection by Veritas and VESI, at the Trustee's principal office in Calgary, Alberta, correct and complete books and records of account relating to the Trustee's actions under this agreement, including without limitation all information relating to mailings and instructions to and from Holders and all transactions pursuant to the Voting Rights, the Exchange Right and the Automatic Exchange Rights for the term of this agreement. On or before June 30, 2000, and on or before June 30 in every year thereafter, so long as the Voting Share is on deposit with the Trustee, the Trustee shall transmit to Veritas and VESI a brief report, dated as of the preceding March 31, with respect to:

        (i) the property and funds comprising the Trust Estate as of that date;

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        (ii)   the number of exercises of the Exchange Right, if any, and the aggregate number of Series 1 Exchangeable Shares received by the Trustee on behalf of Holders in consideration of the issue and delivery by Veritas of shares of Veritas Common Stock in connection with the Exchange Right, during the calendar year ended on such date; and

        (iii) all other actions taken by the Trustee in the performance of its duties under this agreement which it had not previously reported.

     (e) INCOME TAX RETURNS AND REPORTS. The Trustee shall, to the extent necessary, prepare and file on behalf of the Trust appropriate United States and Canadian income tax returns and any other returns or reports as may be required by applicable law or pursuant to the rules and regulations of any securities exchange or other trading system through which the Series 1 Exchangeable Shares are traded and, in connection therewith, may obtain the advice and assistance of such experts as the Trustee may consider necessary or advisable. If requested by the Trustee, Veritas shall retain such experts for purposes of providing such advice and assistance.

     (f) INDEMNIFICATION PRIOR TO CERTAIN ACTIONS BY TRUSTEE. The Trustee shall exercise any or all of the rights, duties, powers or authorities vested in it by this agreement at the request, order or direction of any Holder upon such Holder furnishing to the Trustee reasonable funding, security and indemnity against the costs, expenses and liabilities which may be incurred by the Trustee therein or thereby, provided that no Holder shall be obligated to furnish to the Trustee any such funding, security or indemnity in connection with the exercise by the Trustee of any of its rights, duties, powers and authorities with respect to the Voting Share pursuant to Article 4 hereof, subject to Section 7(o) hereof, and with respect to the Exchange Right pursuant to Article 5 hereof, subject to Section 7(o) hereof, and with respect to the Automatic Exchange Rights pursuant to
          Article 5 hereof.

       None of the provisions contained in this agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the exercise of any of its rights, powers, duties or authorities unless funded, given funds, security and indemnified as aforesaid.

     (g) ACTIONS BY HOLDERS. No Holder shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized by this agreement for the purpose of enforcing any of its rights or for the execution of any trust or power hereunder unless the Holder has requested the Trustee to take or institute such action, suit or proceeding and furnished the Trustee with the funding, security and indemnity referred to in Section 7(f) hereof and the Trustee shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, the Holder shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken; it being understood and intended that no one or more Holders shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by any such action, or to enforce any right hereunder or under the Voting Rights, the Exchange Right or the Automatic Exchange Rights, except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Holders.

     (h) RELIANCE UPON DECLARATIONS. The Trustee shall not be considered to be in contravention of any of its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith upon lists, mailing labels, notices, statutory declarations, certificates, opinions, reports or other papers or documents furnished pursuant to the provisions hereof or required by the Trustee to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder and such lists, mailing labels, notices, statutory declarations, certificates, opinions, reports or other papers or documents comply with the provisions of Section 7(i) hereof, if applicable, and with any other applicable provisions of this agreement.

     (i) EVIDENCE AND AUTHORITY TO TRUSTEE. VESI and/or Veritas shall furnish to the Trustee evidence of compliance with the conditions provided for in this agreement relating to any action or step required or permitted to be taken by VESI and/or Veritas or the Trustee under this agreement or

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        as a result of any obligation imposed under this agreement, including, without limitation, in respect of the Voting Rights or the Exchange Right or the Automatic Exchange Rights and the taking of any other action to be taken by the Trustee at the request of or on the application of VESI and/or Veritas forthwith if and when:

        (i) such evidence is required by any other section of this agreement to be furnished to the Trustee in accordance with the terms of this Section 7(i); or

        (ii) the Trustee, in the exercise of its rights, powers, duties and authorities under this agreement, gives VESI and/or Veritas written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

        Such evidence shall consist of an Officer's Certificate of VESI and/or Veritas or a statutory declaration or a certificate made by persons entitled to sign an Officer's Certificate stating that any such condition has been complied with in accordance with the terms of this agreement.

        Whenever such evidence relates to a matter other than the Voting Rights or the Exchange Right or the Automatic Exchange Rights, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert or any other person whose qualifications give authority to a statement made by him, provided that if such report or opinion is furnished by a director, officer or employee of VESI and/or Veritas it shall be in the form of an Officer's Certificate or a statutory declaration.

        Each statutory declaration, certificate, statement, opinion or report furnished to the Trustee as evidence of compliance with a condition provided for in this agreement shall include a statement by the person giving the evidence:

        (iii) declaring that he has read and understands the provisions of this agreement relating to the condition in question:

        (iv) describing the nature and scope of the examination or investigation upon which he based the statutory declaration, certificate, statement, opinion or report; and

        (v) declaring that he has made such examination or investigation as he believes is necessary to enable him to make the statements or give the opinions contained or expressed therein.

     (j)  EXPERTS, ADVISERS AND AGENTS.  The Trustee may:

        (i) in relation to these presents act and rely on the opinion or advice of or information obtained from or prepared by any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert, whether retained by the Trustee or by VESI and/or Veritas or otherwise, and may employ such assistants as may be necessary to the proper determination and discharge of its powers and duties and determination of its rights hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid; and

        (ii) employ such agents and other assistants as it may reasonably require for the proper determination and discharge of its powers and duties hereunder, and may pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the determination and discharge of its duties hereunder and in the management of the Trust.

     (k) INVESTMENT OF MONEYS HELD BY TRUSTEE. Unless otherwise provided in this agreement, any moneys held by or on behalf of the Trustee which under the terms of this agreement may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee may be invested and reinvested in the name or under the control of the Trustee in securities in which, under the laws of the Province of Alberta, trustees are authorized to invest trust moneys, provided that such securities are stated to mature within two years after their purchase by the Trustee, and the Trustee shall so invest such moneys on the written direction of VESI. Pending the investment
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        of any moneys as hereinbefore provided, such moneys may be deposited in the name of the Trustee in any chartered bank in Canada or, with the consent of VESI, in the deposit department of the Trustee or any other loan or trust company authorized to accept deposits under the laws of Canada or any province thereof at the rate of interest then current on similar deposits.

     (l) TRUSTEE NOT REQUIRED TO GIVE SECURITY. The Trustee shall not be required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this agreement or otherwise in respect of the premises.

     (m) TRUSTEE NOT BOUND TO ACT ON REQUEST. Except as in this agreement otherwise specifically provided, the Trustee shall not be bound to act in accordance with any direction or request of VESI and/or Veritas or of the directors thereof until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act and rely upon any such copy purporting to be authenticated and believed by the Trustee to be genuine.

     (n) AUTHORITY TO CARRY ON BUSINESS. The Trustee represents to VESI and Veritas that at the date of execution and delivery by it of this agreement it is authorized to carry on the business of a trust company in the Province of Alberta but if, notwithstanding the provisions of this Section 7(n), it ceases to be so authorized to carry on business, the validity and enforceability of this agreement and the Voting Rights, the Exchange Right and the Automatic Exchange Rights shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in the Province of Alberta, either become so authorized or resign in the manner and with the effect specified in Article 10 hereof.

     (o) CONFLICTING CLAIMS. If conflicting claims or demands are made or asserted with respect to any interest of any Holder in any Series 1 Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Holder in any Series 1 Exchangeable Shares resulting in conflicting claims or demands being made in connection with such interest, then the Trustee shall be entitled, at its sole discretion, to refuse to recognize or to comply with any such claim or demand. In so refusing, the Trustee may elect not to exercise any Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands and, in so doing, the Trustee shall not be or become liable to any person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. The Trustee shall be entitled to continue to refrain from acting and to refuse to act until:

        (i) the rights of all adverse claimants with respect to the Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been adjudicated by a final judgment of a court of competent jurisdiction; or

        (ii) all differences with respect to the Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on all such adverse claimants, and the Trustee shall have been furnished with an executed copy of such agreement.

        If the Trustee elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond or other security satisfactory to the Trustee as it shall deem appropriate fully to indemnify it as between all conflicting claims or demands.

     (p) ACCEPTANCE OF TRUST. The Trustee hereby accepts the Trust created and provided for by and in this agreement and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various persons who shall from time to time be Holders, subject to all the terms and conditions herein set forth.

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8.   COMPENSATION

     (a) Veritas and VESI jointly and severally agree to pay to the Trustee reasonable compensation for all of the services rendered by it under this agreement and will reimburse the Trustee for all reasonable expenses (including but not limited to taxes, compensation paid to experts, agents and advisors and travel expenses) and disbursements, including the cost and expense of any suit or litigation of any character and any proceedings before any governmental agency reasonably incurred by the Trustee in connection with its rights and duties under this agreement; provided that Veritas and VESI shall have no obligation to reimburse the Trustee for any expenses or disbursements paid, incurred or suffered by the Trustee in any suit or litigation in which the Trustee is determined to have acted in bad faith or with negligence or willful misconduct.

9.   INDEMNIFICATION AND LIMITATION OF LIABILITY

     (a) INDEMNIFICATION OF THE TRUSTEE. Veritas and VESI jointly and severally agree to indemnify and hold harmless the Trustee and each of its directors, officers, employees and agents appointed and acting in accordance with this agreement (collectively, the "Indemnified Parties") against all claims, losses, damages, costs, penalties, fines and reasonable expenses (including reasonable expenses of the Trustee's legal counsel on a solicitor and his own client basis) which, without fraud, negligence, willful misconduct or bad faith on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason of or as a result of the Trustee's acceptance or administration of the Trust, its compliance with its duties set forth in this agreement, or any written or oral instructions delivered to the Trustee by Veritas or VESI pursuant hereto. In no case shall Veritas or VESI be liable under this indemnity for any claim against any of the Indemnified Parties unless Veritas and VESI shall be notified by the Trustee of the written assertion of a claim or of any action commenced against the Indemnified Parties, promptly after any of the Indemnified Parties shall have received any such written assertion of a claim or shall have been served with a summons or other first legal process giving information as to the nature and basis of the claim. Subject to (ii), below, Veritas and VESI shall be entitled to participate at their own expense in the defense and, if Veritas or VESI so elect at any time after receipt of such notice, either of them may assume the defense of any suit brought to enforce any such claim. The Trustee shall have the right to employ separate counsel in any such suit and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Trustee unless: (i) the employment of such counsel has been authorized by Veritas or VESI, such authorization not to be unreasonably withheld; or (ii) the named parties to any such suit include both the Trustee and Veritas or VESI and the Trustee shall have been advised by counsel acceptable to Veritas or VESI that there may be one or more legal defenses available to the Trustee that are different from or in addition to those available to Veritas or VESI and that an actual or potential conflict of interest exists (in which case Veritas and VESI shall not have the right to assume the defense of such suit on behalf of the Trustee but shall be liable to pay the reasonable fees and expenses of counsel for the Trustee).

     (b) LIMITATION OF LIABILITY. The Trustee shall not be held liable for any loss which may occur by reason of depreciation of the value of any part of the Trust Estate or any loss incurred on any investment of funds pursuant to this agreement, except to the extent that such loss is attributable to the fraud, negligence, willful misconduct or bad faith on the part of the Trustee.

10. CHANGE OF TRUSTEE

     (a) RESIGNATION. The Trustee, or any trustee hereafter appointed, may at any time resign by giving written notice of such resignation to Veritas and VESI specifying the date on which it desires to resign, provided that such notice shall never be given less than 60 days before such desired resignation date unless Veritas and VESI otherwise agree and provided further that such resignation shall not take effect until the date of the appointment of a successor trustee and the acceptance of such appointment by the successor trustee. Upon receiving such notice of resignation, Veritas and VESI shall promptly appoint a successor trustee by written instrument in duplicate, one copy of which shall be delivered to
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        the resigning trustee and one copy to the successor trustee. Failing acceptance by a successor trustee, a successor trustee may be appointed by an order of the Alberta Court of Queen's Bench upon application of one or more of the parties hereto.

     (b) REMOVAL. The Trustee, or any trustee hereafter appointed, may be removed with or without cause, at any time on 60 days' prior notice by written instrument executed by Veritas and VESI, in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee, provided that, in connection with such removal, provision is made for a replacement trustee similar to that contemplated in Section 10(a).

     (c) SUCCESSOR TRUSTEE. Any successor trustee appointed as provided under this agreement shall execute, acknowledge and deliver to Veritas and VESI and to its predecessor trustee an instrument accepting such appointment. Thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this agreement, with like effect as if originally named as trustee in this agreement. However, on the written request of Veritas and VESI or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of this agreement, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon the request of any such successor trustee, Veritas, VESI and such predecessor trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

     (d) NOTICE OF SUCCESSOR TRUSTEE. Upon acceptance of appointment by a successor trustee as provided herein, Veritas and VESI shall cause to be mailed notice of the succession of such trustee hereunder to each Holder specified in a List. If Veritas or VESI shall fail to cause such notice to be mailed within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of Veritas and VESI.

11. VERITAS SUCCESSORS

     (a) CERTAIN REQUIREMENTS IN RESPECT OF COMBINATION, ETC. Veritas shall not enter into any transaction (whether by way of reconstruction, reorganization, consolidation, merger, amalgamation, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other Person or, in the case of a merger or amalgamation, of the continuing corporation resulting therefrom unless, but may do so if:

        (i) such other Person or continuing corporation (the "Veritas Successor"), by operation of law, becomes, without further action, bound by the terms and provisions of this agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction an agreement supplemental hereto and such other instruments (if any) as are satisfactory to the Trustee and in the opinion of legal counsel to the Trustee are necessary or advisable to evidence the assumption by the Veritas Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such Veritas Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of Veritas under this agreement; and

        (ii) such transaction shall, to the satisfaction of the Trustee and in the opinion of legal counsel to the Trustee, be upon such terms as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the Trustee or of the Holders hereunder.

     (b) VESTING OF POWERS IN SUCCESSOR. Whenever the conditions of Section 11(a) hereof have been duly observed and performed, the Trustee, if required, by Section 11(a) hereof, the Veritas Successor and VESI shall execute and deliver the supplemental agreement provided for in
          Article 12 hereof and thereupon the Veritas Successor shall possess and from time to time may exercise each and

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        every right and power of Veritas under this agreement in the name of
        Veritas or otherwise and any act or proceeding by any provision of this agreement required to be done or performed by the board of directors of Veritas or any officers of Veritas may be done and performed with like force and effect by the directors or officers of such Veritas Successor.

     (c) WHOLLY-OWNED SUBSIDIARIES. Nothing herein shall be construed as preventing the amalgamation or merger of any wholly-owned subsidiary of Veritas with or into Veritas or the winding-up, liquidation or dissolution of any wholly-owned subsidiary of Veritas provided that all of the assets of such subsidiary are transferred to Veritas or another wholly-owned subsidiary of Veritas, and any such transactions are expressly permitted by this Article 11.

12. AMENDMENTS AND SUPPLEMENTAL AGREEMENTS

     (a) AMENDMENTS, MODIFICATIONS, ETC. This agreement may not be amended or modified except by an agreement in writing executed by VESI, Veritas and the Trustee and approved by the Holders in accordance with Section
          9.2 of the Exchangeable Share Provisions.

     (b) MINISTERIAL AMENDMENTS. Notwithstanding the provisions of Section 12(a) hereof, the parties to this agreement may in writing, at any time and from time to time, without the approval of the Holders, amend or modify this agreement for the purposes of:

        (i) adding to the covenants of any or all of the parties hereto for the protection of the Holders hereunder;

        (ii) making such amendments or modifications not inconsistent with this agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the board of directors of each of Veritas and VESI and in the opinion of the Trustee and its counsel, having in mind the best interests of the Holders as a whole, it may be expedient to make, provided that such boards of directors and the Trustee and its counsel shall be of the opinion that such amendments and modifications will not be prejudicial to the interests of the Holders as a whole; or

        (iii) making such changes or corrections which, on the advice of counsel to VESI, Veritas and the Trustee, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Trustee and its counsel and the board of directors of each of VESI and Veritas shall be of the opinion that such changes or corrections will not be prejudicial to the interests of the Holders as a whole.

     (c) MEETING TO CONSIDER AMENDMENTS. VESI, at the request of Veritas, shall call a meeting or meetings of the Holders for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings shall be called and held in accordance with the by-laws of VESI, the Exchangeable Share Provisions and all applicable laws.

     (d) CHANGES IN CAPITAL OF VERITAS AND VESI. At all times after the occurrence of any event effected pursuant to Section 2(g) or Section 2(h) of the Support Agreement, as a result of which either Veritas Common Stock or the Series 1 Exchangeable Shares or both are in any way changed, this agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which Veritas Common Stock or the Series 1 Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver a supplemental agreement giving effect to and evidencing such necessary amendments and modifications.

     (e) EXECUTION OF SUPPLEMENTAL AGREEMENTS. No amendment to or modification or waiver of any of the provisions of this agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto. From time to time VESI (when authorized by a resolution of its Board of Directors), Veritas (when authorized by a resolution of its board of directors)
        and the Trustee may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

        (i) evidencing the succession of any Veritas Successors to Veritas and the covenants of and obligations assumed by each such Veritas Successors in accordance with the provisions of Article 11 and the successor of any successor trustee in accordance with the provisions of Article 10;

        (ii) making any additions to, deletions from or alterations of the provisions of this agreement or the Voting Rights, the Exchange Right or the Automatic Exchange Rights which, in the opinion of the Trustee and its counsel, will not be prejudicial to the interests of the Holders as a whole or are in the opinion of counsel to the Trustee necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to Veritas, VESI, the Trustee or this agreement; and

        (iii) for any other purposes not inconsistent with the provisions of this agreement, including without limitation to make or evidence any amendment or modification to this agreement as contemplated hereby, provided that, in the opinion of the Trustee and its counsel, the rights of the Trustee and the Holders as a whole will not be prejudiced thereby.

13. TERMINATION

     (a) TERM. The Trust created by this agreement shall continue until the earliest to occur of the following events:

        (i)   no outstanding Series 1 Exchangeable Shares are held by a Holder;

        (ii) each of VESI and Veritas elects in writing to terminate the Trust and such termination is approved by the Holders of the Series 1 Exchangeable Shares in accordance with Section 9.2 of the Exchangeable Share Provisions; and

        (iii) 21 years after the death of the last survivor of the descendants of His Majesty King George VI of the United Kingdom of Great Britain and Northern Ireland living on the date of the creation of the Trust.

     (b) SURVIVAL OF AGREEMENT. This agreement shall survive any termination of the Trust and shall continue until there are no Series 1 Exchangeable Shares outstanding held by a Holder; provided, however, that the provisions of Articles 8 and 9 hereof shall survive any such termination of this agreement.

14. GENERAL

     (a) SEVERABILITY. If any provision of this agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this agreement shall not in any way be affected or impaired thereby and the agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

     (b) INUREMENT. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefit of the Holders.

     (c) NOTICES TO PARTIES. All notices and other communications between the parties hereunder shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for such party as shall be specified in like notice):

        (i)   if to Veritas at:

            Veritas DGC Inc.
             3701 Kirby Drive, Suite 112
             Houston, Texas 77098
             Attention: Chairman
            Telecopy: (713) 526-5611

        (ii)   if to VESI at:

            Veritas Energy Services Inc.
             Suite 300, 615 - Third Avenue S.W.
             Calgary, Alberta T2P 0G9
             Attention: President
            Telecopy: (403) 266-9359

        (iii)  if to the Trustee at:

             if by mail or delivery:

            CIBC Mellon Trust Company
             600 The Dome Tower
             333 - 7th Avenue S.W.
             Calgary, Alberta T2P 2Z1
             Attention:
            Telecopy: (403) 232-2400

        Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

     (d) NOTICE OF HOLDERS. Any and all notices to be given and any documents to be sent to any Holders may be given or sent to the address of such Holder shown on the register of Holders of Series 1 Exchangeable Shares in any manner permitted by the Exchangeable Share Provisions and shall be deemed to be received (if given or sent in such manner) at the time specified in such Exchangeable Share Provisions, the provisions of which the Exchangeable Share Provisions shall apply mutatis mutandis to notices or documents as aforesaid sent to such Holders.

     (e) RISK OF PAYMENTS BY POST. Whenever payments are to be made or documents are to be sent to any Holder by the Trustee, by VESI or by Veritas or by such Holder to the Trustee or to Veritas or VESI, the making of such payment or sending of such document sent through the post shall be at the risk of VESI or Veritas, in the case of payments made or documents sent by the Trustee or VESI or Veritas, and the Holder, in the case of payments made or documents sent by the Holder.

     (f) COUNTERPARTS. This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. A counterpart delivered by facsimile is hereby deemed to be as effective as a counterpart delivered in original form.

     (g) JURISDICTION. This agreement shall be construed and enforced in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein.

     (h) ATTORNMENT. Veritas agrees that any action or proceeding arising out of or relating to this agreement may be instituted in the courts of Alberta, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and agrees not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and hereby appoints VESI at its registered office in the Province of Alberta as Veritas' attorney for service of process.

     IN WITNESS WHEREOF, the parties hereby have caused this agreement to be duly executed as of the date first above written.

                                          VERITAS DGC INC.

                                                                            Per:
                                          --------------------------------------
                                          --------------------------------------

                                          VERITAS ENERGY SERVICES INC.

                                                                            Per:
                                          --------------------------------------
                                          --------------------------------------

                                          CIBC MELLON TRUST COMPANY

                                                                            Per:
                                          --------------------------------------
                                          --------------------------------------

                                    ANNEX G

                                    RESTATED
                        CERTIFICATE OF INCORPORATION OF
                                  VERITAS DGC

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                               (WITH AMENDMENTS)
                                       OF
                                VERITAS DGC INC.

     Veritas DGC Inc., a corporation organized and existing under the laws of Delaware (the "Corporation"), hereby certifies as follows:

     FIRST: The present name of the Corporation is Veritas DGC Inc. The original name of the Corporation was "New Digicon Inc.", and its original date of incorporation was June 21, 1991.

     SECOND: This Restated Certificate of Incorporation (with Amendments) was duly adopted in accordance with the provisions of Section 245 of the General Corporation Law of the State of Delaware.

     THIRD: Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation (with Amendments) restates and integrates and further amends the provisions of the Certificate of Incorporation of the Corporation.

     FOURTH: The text of the Restated Certificate of Incorporation (with Amendments) as heretofore amended and supplemented is hereby restated and further amended to read in its entirety as follows:

                                   ARTICLE I

     The name of the Corporation is Veritas DGC Inc.

                                   ARTICLE II

     The registered office of the Corporation in the State of Delaware is located at 1209 Orange Street in the City of Wilmington, County of New Castle. The name and address of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III

     The nature of the business and the objects and purposes to be transacted, promoted or carried on by the Corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

     Section 1. The aggregate number of shares which the Corporation will have authority to issue is 41,000,000, of which 40,000,000 will be common shares, par value $.01 per share, ("Ordinary Shares") and 1,000,000 will be shares of preferred stock, par value $.01 per share ("Preferred Stock").

     Section 2. Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series, each of which is to have a distinctive designation specified in the resolution or resolutions of the Board of Directors providing for the issuance of such Preferred Stock from time to time. Each series of Preferred Stock:

     (a)   may have such number of shares;

     (b)   may have such voting powers, full or limited;

     (c)   may be subject to redemption upon such terms and conditions;

     (d) may be entitled to receive dividends (which may be cumulative or noncumulative) payable in cash, property, rights or securities at such rate or rates, on such conditions, from such date or dates, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or series of stock;

     (e) may have such rights and preferences upon the dissolution or liquidation (whether voluntary or involuntary) of the Corporation;

     (f) may be made convertible into or exchangeable for other securities, or cash, or other property or rights at such price or prices or at such rates of exchange, and with such adjustments;

     (g) may be entitled to the benefit of a sinking fund to be applied to the redemption of shares of such series upon such terms and in such amount or amounts;

     (h) may be subject to such restrictions as to issuance or as to the powers, preferences or rights of any such other series; and

     (i)   may have such other preferences, privileges and relative rights;

     as in such instance is stated in the resolution or resolutions of the Board of Directors providing for the issuance of such Preferred Stock. Except where otherwise set forth in such resolution or resolutions, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding from time to time) by like action of the Board of Directors. Shares of any series of Preferred Stock, which have been redeemed (whether through the operation of a sinking fund or otherwise) by the Corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class, will have the status of authorized but unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock and to any filing required by law.

     Section 3. Ordinary Shares. Ordinary Shares may be issued from time to time in one or more series. The designations, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereon, of the Ordinary Shares of each series shall be such as are stated and expressed herein, and to the extent not stated and expressed herein, shall be such as may be fixed by the Board of Directors and stated and expressed in the resolution or resolutions providing for the issuance of such Ordinary Shares from time to time; provided, however, that:

     (a) except as otherwise provided by law or by the resolution or resolutions of the Board of Directors providing for the issuance of any series of Preferred Stock, Ordinary Shares will have the exclusive right to vote for the election of directors and for all other purposes; and

     (b) all outstanding Ordinary Shares shall vote together as a single class on all matters presented to stockholders, with each outstanding share of each series of Ordinary Shares to have such number of votes as specified herein or as set forth in the resolution or resolutions of the Board of Directors authorizing such series.

     Section 4.A. VESI Special Voting Stock Designated. A series of previously outstanding Ordinary Shares, consisting of one such share, has been duly designated as "Special Voting Stock" (hereinafter referred to as the "VESI Special Voting Stock"). Each outstanding share of VESI Special Voting Stock shall be entitled at any relevant date to the number of votes determined in accordance with the "Plan of Arrangement" (as that term is defined in that certain "Combination Agreement" dated as of May 10, 1996 (hereinafter referred to as the "VESI Combination Agreement"), by and between Digicon Inc. and Veritas Energy Services Inc. ("VESI")) on all matters presented to the stockholders. No dividend or distribution of assets shall be paid to the holders of VESI Special Voting Stock. The VESI Special Voting Stock is not convertible into any other class or series of the capital stock of the Corporation or into cash, property or other rights, and may not be redeemed. Any shares of VESI Special Voting Stock purchased or otherwise acquired by the Corporation shall be deemed retired and shall be canceled and may not thereafter be reissued or otherwise disposed of by the Corporation. So long as any "VESI Exchangeable Shares" (i.e., "Exchangeable Shares," as that term is defined in the VESI Combination Agreement) shall be outstanding, the number of shares comprising the VESI Special Voting Stock shall not be increased or decreased and no other term of the VESI Special Voting Stock shall be amended, except upon the unanimous approval of all outstanding Ordinary Shares.

     Section 4.B. ERS Special Voting Stock Designated. A series of Ordinary Shares, consisting of one such share, is hereby designated as "ERS Special Voting Stock" (hereinafter referred to as "ERS Special Voting Stock"). Each outstanding share of ERS Special Voting Stock shall be entitled at any relevant date to the number of votes determined in accordance with the "Plan of Arrangement" (as that term is defined in that certain "Combination Agreement" dated as of March 30, 1999 (hereinafter referred to as the "ERS Combination Agreement") by and among Veritas DGC Inc., VESI and Enertec Resource Services Inc. ("ERS")) on all matters presented to the stockholders. No dividend or distribution of assets shall be paid to the holders of ERS Special Voting Stock. The ERS Special Voting Stock is not convertible into any other class or series of the capital stock of the Corporation or into cash, property or other rights, and may not be redeemed. Any shares of ERS Special Voting Stock purchased or otherwise acquired by the Corporation shall be deemed retired and shall be canceled and may not thereafter be reissued or otherwise disposed of by the Corporation. So long as any "ERS Exchangeable Shares" (i.e., "Series 1 Exchangeable Shares," as that term is defined in the ERS Combination Agreement) shall be outstanding, the number of shares comprising the ERS Special Voting Stock shall not be increased or decreased and no other term of the ERS Special Voting Stock shall be amended, except upon the unanimous approval of all outstanding Ordinary Shares.

     Section 4.C. Miscellaneous. Any reference herein to "Exchangeable Shares" encompasses both the VESI Exchangeable Shares and the ERS Exchangeable Shares.

     Section 5. Common Stock Designated. All Ordinary Shares not otherwise designated as to series herein or in a resolution of the Board of Directors creating another series of Ordinary Shares, is designated as "Common Stock." Such resulting number of shares may be decreased by resolution of the Board of Directors and without stockholder action; provided, however, that no decrease shall reduce the number of shares of Common Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights and/or warrants, the conversion of any outstanding convertible securities and/or the exchange of any outstanding exchangeable securities which are directly or indirectly exercisable for, convertible into or exchangeable for Common Stock. Each outstanding share of Common Stock shall be entitled to one vote on all matters presented to the stockholders. Subject to the rights and preferences of any Preferred Stock which may be designated and issued, the holders of Common Stock are entitled (i) to receive such dividends as may be declared thereon from time to time by the Board of Directors in its discretion, out of any assets of the Corporation at the time legally available for the payment of dividends and (ii) in the event of liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, or in the event of its insolvency, to receive any net assets of the Corporation remaining after the holders of any other classes or series of the Corporation's capital stock which by their respective terms are senior to the Common Stock as to dividends and distributions of assets have been paid in full the amounts to which they respectively are entitled or a sum sufficient for such payment in full has been set aside.

     Section 6. No holder of securities of the Corporation shall have any preemptive right to acquire any shares or securities of any kind, whether now or hereafter authorized, which may at any time be issued, sold or offered for sale by the Corporation.

                                   ARTICLE V

     The existence of the Corporation is to be perpetual.

                                   ARTICLE VI

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

     (a) to authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation;

     (b) to set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created; and

     (c) when and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a stockholders' meeting duly called upon such notice as is required by statute to sell, lease or exchange all or substantially all of the property and assets of the Corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including securities of any other corporation or corporations, as the Board of Directors shall deem expedient and for the best interests of the Corporation.

                                  ARTICLE VII

     Meetings of stockholders may be held within or without the State of Delaware, at such date and time as is requested by the person or persons calling the meeting, within the limits fixed by law. Special meetings of stockholders of the Corporation for any purpose or purposes may only be called by a majority of the entire Board of Directors, by the Chairman of the Board or the President of the Corporation. Special meetings may not be called by any other person or persons. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

                                  ARTICLE VIII

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation (with Amendments), in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                   ARTICLE IX

     The number of directors of the Corporation shall be not less than three nor more than ten, the exact number to be fixed by the Board of Directors as provided in the Bylaws. Any vacancy created by an increase in the number of directors in accordance with the Bylaws may only be filled by the Board of Directors. A director of the Corporation may only be removed by a majority vote of the stockholders entitled to elect such director.

                                   ARTICLE X

     No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that the foregoing clause shall not apply to any liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

     The Corporation shall indemnify its officers and directors to the fullest extent permitted by the Delaware General Corporation Law as the same may be in effect from time to time.

                                   ARTICLE XI

     The Corporation expressly elects not to be governed by Section 203 of the Delaware General Corporation Law.

                                  ARTICLE XII

     Notwithstanding any other provisions herein to the contrary, so long as any Exchangeable Shares are outstanding, the Corporation shall (i) fully comply with all terms of the Exchangeable Shares and with all contractual obligations of the Corporation associated with such Exchangeable Shares and (ii) not amend, alter, change or repeal this Article XII except upon the unanimous approval of all outstanding Ordinary Shares.

     IN WITNESS WHEREOF, the undersigned has executed this RESTATED CERTIFICATE
OF INCORPORATION (WITH AMENDMENTS) on           , 1999, which shall become
effective at 4:00 p.m. eastern standard time on [               ] in accordance
with Section 103(d) of the Delaware General Corporation Law.

                                          By:
                                          --------------------------------------
                                            Anthony Tripodo,
                                            Vice President and
                                            Chief Financial Officer

Attest:

---------------------------------------------------------
Larry L. Worden, Secretary

                                    ANNEX H

                        CIBC WOOD GUNDY FAIRNESS OPINION

[CIBC World Markets Logo]                                          CIBC WOOD GUNDY
                                                                   SECURITIES INC.
                                                                   11th Floor Bankers
                                                                   Hall
                                                                   855 - 2nd Street
                                                                   S.W.
                                                                   Calgary, AB T2P 4J7
                                                                   Tel:      403-260-0500
                                                                   Fax:      403-260-0524

March 30, 1999

The Board of Directors
ENERTEC Resource Services Inc.
800, 615 Macleod Trail S.E.
Calgary, Alberta T2G 4T8

To the Board of Directors:

We understand that ENERTEC Resource Services Inc. (the "Company" or "ENERTEC"), Veritas DGC Inc. ("Veritas") and Veritas Energy Services Inc. propose to enter into a Combination Agreement anticipated to be dated as of March 30, 1999 which contemplates an arrangement (the "Arrangement") pursuant to which holders of ENERTEC common shares ("ENERTEC Common Shares") will receive exchangeable shares (the "Exchangeable Shares") of Veritas Energy Services Inc. (a subsidiary of Veritas) in exchange for their ENERTEC Common Shares at a ratio of 0.345 Exchangeable Shares for each ENERTEC Common Share. Each Exchangeable Share will be exchangeable, at the option of the holder, for one share of Veritas common stock. The terms of the Arrangement will be more fully described in a joint management information circular and proxy statement which we understand will be mailed to shareholders of ENERTEC in connection with the Arrangement.

The board of directors of ENERTEC (the "Board") has retained CIBC Wood Gundy Securities Inc. ("CIBC Wood Gundy") to provide an opinion (the "Opinion") as to the fairness of the Arrangement, from a financial point of view, to the holders of ENERTEC Common Shares. Our Opinion is not and should not be construed as a valuation of ENERTEC or any of its assets.

CREDENTIALS OF CIBC WOOD GUNDY

CIBC Wood Gundy is one of Canada's largest investment banking firms, with operations in all facets of corporate and government finance, mergers and acquisitions, equity and fixed income sales and trading, investment research and investment management. The Opinion expressed herein is the opinion of CIBC Wood Gundy and the form and content herein have been approved for release by a committee of its managing directors, each of whom is experienced in merger, acquisition, divestiture and valuation matters.

SCOPE OF REVIEW

In connection with rendering our Opinion, we have reviewed and relied upon, or carried out, among other things, the following:

i)    a draft of the Combination Agreement dated March 29, 1999;

ii) public information including the Company's audited annual financial statements, interim reports and Annual Reports for each of the last three consecutive fiscal years ending September 30, 1998, Annual Information Form for the year ended September 30, 1998, Proxy Information Circular dated January 22, 1999 and the interim financial statement for the three months ending December 31, 1998;

iii) public information including Veritas' or predecessor entities' Annual Reports, Forms 10-K, Forms 10-Q, Proxy Information Circulars and related financial information for the three fiscal years ended July 31, 1998 and the interim unaudited financial statements for the six months ending January 31, 1999;

iv) certain information including financial forecasts for the fiscal year ended September 30, 1999 for the Company, and for the fiscal year ended July 31, 1999 and the interim six month period ending January 31, 2000 for Veritas, relating to the respective business, earnings, cash flow, assets and prospects of the Company and Veritas, furnished to us by the Company and Veritas, respectively;

v) discussions with members of senior management of the Company and Veritas concerning their respective businesses and prospects;

vi) historical market prices and trading activity for the ENERTEC Common Shares and the Veritas shares, and comparative historical market prices and trading activity of certain publicly traded companies which we deemed to be relevant;

vii) the financial position and operating results of the Company and Veritas, and those of certain publicly traded companies which we deemed to be relevant;

viii) the financial terms of the Arrangement and the financial terms of certain other business combinations which we deemed to be relevant;

ix) the merger premiums paid in recent mergers and acquisitions of public companies deemed relevant;

x) potential pro forma financial effects of the Arrangement on ENERTEC and Veritas;

xi) discussions with legal counsel to the Company with respect to various matters;

xii) letters of representation as to certain factual matters provided by the Company and Veritas and addressed to us, dated the date hereof in the case of ENERTEC and dated March 22, 1999 in the case of Veritas; and

xiii) such other information, investigations and analyses as we considered appropriate in the circumstances.

CIBC Wood Gundy has not been provided with any drafts of the joint management information circular and proxy statement to be mailed to shareholders or any information included therein, as of the date hereof.

ASSUMPTIONS AND LIMITATIONS

We have relied upon, and have assumed the completeness, accuracy and fair representation of all financial and other information, data, advice, opinions and representations obtained by us from public sources or provided to us by ENERTEC, Veritas and their affiliates or advisors or otherwise pursuant to our engagement and the Opinion is conditional upon such completeness, accuracy and fair representation. Subject to the exercise of professional judgement and except as expressly described herein, we have not attempted to verify independently the accuracy or completeness of any such information, data, advice, opinions and representations. Senior management of the Company and Veritas have represented to us, in letters delivered as at the date hereof in the case of ENERTEC and as at March 22, 1999 in the case of Veritas, amongst other things, that the information, data, opinions and other materials (the "Information") provided to us by or on behalf of ENERTEC or Veritas are complete and correct at the date the Information was provided to us and that since the date of the Information, there has been no material change, financial or otherwise, in the position of ENERTEC or Veritas, or in their assets, liabilities (contingent or otherwise), businesses or operations and there has been no changes of any material fact which is of a nature as to render the Information untrue or misleading in any material respect. Without limiting the foregoing, in the event that there is any material change in any fact or matter affecting the Opinion after the date hereof, CIBC Wood Gundy reserves the right to change, modify or withdraw the Opinion.

The Opinion is rendered on the basis of securities markets, economic and general business and financial conditions prevailing as at the date hereof and the condition and prospects, financial and otherwise, of the Company and Veritas as they were reflected in the information and documents reviewed by us and as they were represented to us in our discussions with the respective managements of the Company and Veritas. In our analyses and in connection with the preparation of the Opinion, we made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of CIBC Wood Gundy or any party involved in the Arrangement.

CONCLUSION

Based upon and subject to the foregoing, it is our opinion as of the date hereof that the Arrangement is fair from a financial point of view to the holders of ENERTEC Common Shares.

Yours truly,

CIBC WOOD GUNDY SECURITIES INC.

                                    ANNEX I

                            SECTION 184 OF THE ABCA

             SECTION 184 OF THE BUSINESS CORPORATIONS ACT (ALBERTA)

 184(1)   Subject to sections 185 and 234, a holder of shares of any class of a corporation may dissent if the corporation resolves to

        (a) amend its articles under section 167 and 168 to add, change or remove any provisions restricting or constraining the issue or transfer of shares of that class,

        (b) amend its articles under section 167 to add, change or remove any restrictions on the business or businesses that the corporation may carry on,

        (c) amalgamate with another corporation, otherwise than under section 178 or 180.1,

        (d) be continued under the laws of another jurisdiction under section 182, or

        (e) sell, lease or exchange all or substantially all its property under section 183.

     (2) A holder of shares of any class of series of shares entitled to vote under section 170, other than section 170 (1)(a), may dissent if the corporation resolves to amend its articles in a manner described in that section.

     (3)   In addition to any other right he may have, but subject to subsection
(20), a shareholder entitled to dissent under this section and who complies with this section is entitled to be paid by the corporation the fair value of the shares held by him in respect of which he dissents, determined as of the close of business on the last business day before the day on which the resolution from which he dissents was adopted.

     (4) A dissenting shareholder may only claim under this section with respect to all the shares of a class held by him or on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

     (5) A dissenting shareholder shall send to the corporation a written objection to a resolution referred to in subsection (1) or (2)

        (a) at or before any meeting of shareholders at which the resolution is to be voted on, or

        (b) if the corporation did not send notice to the shareholder of the purpose of the meeting or of his right to dissent, within a reasonable time after he learns that the resolution was adopted and of his right to dissent.

     (6) An application may be made to the Court by originating notice after the adoption of a resolution referred to in subsection (1) or (2),

        (a)   by the corporation, or

        (b) by a shareholder if he has sent an objection to the corporation under subsection (5),

to fix the fair value in accordance with subsection (3) of the shares of a shareholder who dissents under this section.

     (7) If an application is made under subsection (6), the corporation shall, unless the Court otherwise orders, send to each dissenting shareholder a written offer to pay him an amount considered by the directors to be the fair value of the shares.

     (8)   Unless the Court otherwise orders, an offer referred to in subsection
(7) shall be sent to each dissenting shareholder

        (a) at least 10 days before the date on which the application is returnable, if the corporation is the applicant, or

        (b) within 10 days after the corporation is served with a copy of the originating notice, if a shareholder is the applicant.

     (9)   Every offer made under subsection (7) shall

        (a)   be made on the same terms, and

        (b) contain or be accompanied by a statement showing how the fair value was determined,

     (10) A dissenting shareholder may make an agreement with the corporation for the purchase of his shares by the corporation, in the amount of the corporation's offer under subsection (7) or otherwise, at any time before the Court pronounces an order fixing the fair value of the shares.

     (11)  A dissenting shareholder

        (a) is not required to give security for costs in respect of an application under subsection (6), and

        (b) except in special circumstances shall not be required to pay the costs of the application or appraisal.

     (12) In connection with an application under subsection (6), the Court may give directions for

        (a) joining as parties all dissenting shareholders whose shares have not been purchased by the corporation and for the representation of dissenting shareholders who, in the opinion of the Court, are in need of representation,

        (b) the trial of issues and interlocutory matters, including pleadings and examination for discovery,

        (c) the payment to the shareholder of all or part of the sum offered by the corporation for the shares,

        (d) the deposit of the share certificates with the Court or with the corporation or its transfer agent,

        (e) the appointment and payment of independent appraisers, and the procedures to be followed by them,

        (f)   the service of documents, and

        (g)   the burden of proof on the parties.

(13)  On an application under subsection (6), the Court shall make an order

        (a)   fixing the fair value of the shares in accordance with subsection
              (3) of all dissenting shareholders who are parties to the application,

        (b) giving judgment in that amount against the corporation and in favour of each of those dissenting shareholders, and

        (c) fixing the time within which the corporation must pay that amount to a shareholder.

(14)  On

        (a) the action approved by the resolution from which the shareholder dissents becoming effective,

        (b) the making of an agreement under subsection (10) between the corporation and the dissenting shareholder as to the payment to be made by the corporation for his shares, whether by the acceptance of the corporation's offer under subsection (7) or otherwise, or

        (c)   the pronouncement of an order under subsection (13),

whichever first occurs, the shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of his shares in the amount agreed to between the corporation and the shareholder or in the amount of the judgment, as the case may be,

(15) Subsection (14)(a) does not apply to a shareholder referred to in subsection (5)(b).

(16)  Until one of the events mentioned in subsection (14) occurs,

        (a)   the shareholder may withdraw his dissent, or

        (b)   the corporation may rescind the resolution,

        and in either event proceedings under this section shall be discontinued.

(17) The Court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder, from the date on which the shareholder ceases to have any rights as a shareholder by reason of subsection (14) until the date of payment.

(18)  If subsection (20) applies, the corporation shall, within 10 days after

        (a)   the pronouncement of an order under subsection (13), or

        (b) the making of an agreement between the shareholder and the corporation as to the payment to be made for his shares,

        notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

(19) Notwithstanding that a judgment has been given in favour of a dissenting shareholder under subsection (13)(b), if subsection (20) applies, the dissenting shareholder, by written notice delivered to the corporation within 30 days after receiving the notice under subsection (18), may withdraw his notice of objection, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to his full rights as a shareholder, failing which he retains a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of the creditors of the corporation but in priority to its shareholders.

(20) A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

        (a) the corporation is or would after the payment be unable to pay its liabilities as they become due, or

        (b) the realizable value of the corporation's assets would thereby be less than the aggregate of its liabilities.

                              INSTRUMENT OF PROXY

           FOR THE SPECIAL MEETING OF SHAREHOLDERS AND OPTIONHOLDERS

                        TO BE HELD ON SEPTEMBER 22, 1999


                      THIS PROXY IS SOLICITED ON BEHALF OF
                THE MANAGEMENT OF ENERTEC RESOURCE SERVICES INC.


    The undersigned holder of common shares, or options to acquire common shares, or both (the "Securityholder") of Enertec Resource Services Inc. ("Enertec") hereby appoints Murray A. Olson, President and Chief Executive Officer and a Director, or failing him, Peter H. Ryder, Vice President, Finance and Chief Financial Officer, both of the City of Calgary, in the Province of Alberta, Canada or instead of either of them --------------------------------------------------------------- as proxyholder, with full power of substitution, to attend, vote and act for or on behalf of the Securityholder at the Special Meeting (the "Meeting") of the shareholders and optionholders of Enertec to be held at 10:00 a.m. (Calgary time) on September
22, 1999 at                   and at any adjournment thereof with the same
powers that the Securityholder would have if the Securityholder were present at the Meeting, or any adjournment thereof, and, without limiting the power granted hereby directs that the shares and options registered in the name of the Securityholder be voted as follows:


1. FOR [ ] OR AGAINST [ ] the special resolution to approve an arrangement under section 186 of the Business Corporations Act (Alberta), all as more particularly described in the Joint Management Information Circular and Proxy Statement of Veritas DGC Inc., Veritas Energy Services Inc. and
    Enertec dated                   , 1999 (the "Arrangement").

2. At the discretion of the said proxyholder, to vote upon any amendment or variation of the above matter or any other matter which may properly come before the Meeting or any adjournment thereof.

    I hereby remove any proxies previously given.


Dated this   day of       , 1999.                    The shares, or options, or both represented by
  -----------------------------------------------    this Proxy will be voted as directed above. If no
  (Signature of Securityholder)                      direction is given, this Proxy shall vote "FOR"
-----------------------------------------------      the special resolution approving the Arrangement,
  (Name of Securityholder -- Please Print)           as more particularly described in the Joint
                                                     Management Information Circular and Proxy
                                                     Statement of Veritas DGC Inc., Veritas Energy
                                                     Services Inc. and Enertec dated
                                                                       , 1999. If any other business
                                                     or amendments or variations to the matters
                                                     identified in the Notice of Meeting properly
                                                     comes before the Meeting and management of
                                                     Enertec is not aware of these amendments,
                                                     variations or other matters to be presented at
                                                     the Meeting prior to the date of the Joint
                                                     Management Information Circular and Proxy
                                                     Statement, then discretionary authority is
                                                     conferred upon the person appointed in the proxy
                                                     to vote in the manner that they see fit. The
                                                     undersigned hereby agrees to ratify and confirm
                                                     all that such proxy may do by virtue hereof.
                                                     Each Securityholder has the right to appoint a
                                                     person, who need not be a Securityholder of
                                                     Enertec, to attend and act for him and on his
                                                     behalf at the Meeting, other than the persons
                                                     designated above. To exercise such rights, the
                                                     names of the persons designated by the management
                                                     to act should be crossed out and the name of the
                                                     Securityholder's appointee should be legibly
                                                     printed in the blank space provided.

Notes:
1. If the Securityholder is a corporation, its corporate seal must be affixed and this proxy must be signed by an officer or attorney of the corporate Securityholder duly authorized.

2. This Proxy must be dated and the signature of the Securityholder should be exactly the same as the name to which the shares and options are duly registered.


3. Persons signing as executors, administrators, trustees, etc., should so indicate. Only holders of shares or options of record at the close of business on August 6, 1999 are entitled to vote at the Meeting.



4. This Proxy must be deposited at the office of Montreal Trust Company of Canada at 600, 530 - 8th Avenue S.W., Calgary, Alberta T2P 3S8, by no later than noon (Calgary time) on September 21, 1999 or, if the Meeting is adjourned, no later than 24 hours (excluding Saturdays, Sundays and holidays) before the time of the Meeting, or any adjournment or postponement thereof.

                              INSTRUMENT OF PROXY

              FOR THE SPECIAL MEETING OF EXCHANGEABLE SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER 22, 1999


                      THIS PROXY IS SOLICITED ON BEHALF OF
                 THE MANAGEMENT OF VERITAS ENERGY SERVICES INC.


    The undersigned holder of exchangeable shares (the "Shareholder") of Veritas Energy Services Inc. ("VESI") hereby appoints David B. Robson, President and Chief Executive Officer and a Director, of the City of Calgary, in the Province of Alberta, or failing him, Larry L. Worden, Assistant Secretary, of the City of Houston, in the State of Texas, or instead of either of them --------------------------------------------------------------- as proxyholder, with full power of substitution, to attend, vote and act for or on behalf of the Shareholder at the Special Meeting (the "Meeting") of the exchangeable shareholders of VESI to be held at 10:00 a.m. (Calgary time) on September 22,
1999 at                   and at any adjournment thereof with the same powers
that the Shareholder would have if the Shareholder were present at the Meeting, or any adjournment thereof, and, without limiting the power granted hereby directs that the exchangeable shares registered in the name of the Shareholder be voted as follows:


1. FOR [ ] OR AGAINST [ ] the special resolution to approve an arrangement under section 186 of the Business Corporations Act (Alberta), all as more particularly described in the Joint Management Information Circular and Proxy Statement of Veritas DGC Inc., VESI and Enertec Resource Services Inc.
    dated                   , 1999 (the "Arrangement").

2. At the discretion of the said proxyholder, to vote upon any amendment or variation of the above matter or any other matter which may properly come before the Meeting or any adjournment thereof.

    I hereby remove any proxies previously given.


Dated this   day of       , 1999.                    The exchangeable shares represented by this Proxy
  -----------------------------------------------    will be voted as directed above. If no direction
  (Signature of Shareholder)                         is given, this Proxy shall vote "FOR" the special
-----------------------------------------------      resolution approving the Arrangement, as more
  (Name of Shareholder -- Please Print)              particularly described in the Joint Management
                                                     Information Circular and Proxy Statement of
                                                     Veritas DGC Inc., VESI and Enertec Resource
                                                     Services Inc. dated                   , 1999. If
                                                     any other business or amendments or variations to
                                                     the matters identified in the Notice of Meeting
                                                     properly comes before the Meeting and management
                                                     of VESI is not aware of these amendments,
                                                     variations or other matters to be presented at
                                                     the Meeting prior to the date of the Joint
                                                     Management Information Circular and Proxy
                                                     Statement, then discretionary authority is
                                                     conferred upon the person appointed in the proxy
                                                     to vote in the manner that they see fit. The
                                                     undersigned hereby agrees to ratify and confirm
                                                     all that such proxy may do by virtue hereof.
                                                     Each Shareholder has the right to appoint a
                                                     person, who need not be a Shareholder of VESI, to
                                                     attend and act for him and on his behalf at the
                                                     Meeting, other than the persons designated above.
                                                     To exercise such rights, the names of the persons
                                                     designated by the management to act should be
                                                     crossed out and the name of the Shareholder's
                                                     appointee should be legibly printed in the blank
                                                     space provided.

Notes:
1. If the Shareholder is a corporation, its corporate seal must be affixed and this proxy must be signed by an officer or attorney of the corporate Securityholder duly authorized.

2. This Proxy must be dated and the signature of the Shareholder should be exactly the same as the name to which the shares are duly registered.


3. Persons signing as executors, administrators, trustees, etc., should so indicate. Only holders of exchangeable shares of record at the close of business on August 6, 1999 are entitled to vote at the Meeting.



4. This Proxy must be deposited at the office of CIBC Mellon Trust Company, 600, 333 - 7th Avenue S.W., Calgary, Alberta T2P 2Z1, by no later than noon (Calgary time) on September 21, 1999 or, if the Meeting is adjourned, no later than 24 hours (excluding Saturdays, Sundays and holidays) before the time of the Meeting, or any adjournment or postponement thereof.

    1. Proposal FOR amendment of the Restated Certificate of Incorporation;

                        [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

    2. [ ] In their discretion, upon such other matters (including procedural and other matters relating to the conduct of the meeting) as properly come before the Special Meeting;

    as described in the Notice of Special Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.


    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON ONLY IF THIS PROXY IS COMPLETED, RETURNED TO AND RECEIVED BY CIBC MELLON TRUST COMPANY ("CIBC"), VOTING TRUSTEE, NOT LATER THAN 5:00 P.M., CALGARY TIME, ON TUESDAY, SEPTEMBER 21, 1999. IN ALL OTHER EVENTS, THE EXCHANGEABLE SHARES REPRESENTED BY THIS PROXY WILL NOT BE VOTED AT THE SPECIAL MEETING. IN THE EVENT YOU WISH TO ATTEND THE SPECIAL MEETING IN PERSON AND VOTE YOUR SHARES DIRECTLY, PLEASE CHECK THE FOLLOWING BOX [ ] , IN WHICH CASE CIBC WILL ISSUE A PROXY TO YOU FOR YOUR SHARES; HOWEVER, CIBC ACCEPTS NO RESPONSIBILITY FOR TIMELY FORWARDING OF A PROXY AUTHORIZING YOU TO VOTE YOUR SHARES DIRECTLY IF SUCH INSTRUCTION IS NOT RECEIVED BY IT PRIOR TO 5:00 P.M., CALGARY TIME, ON TUESDAY, AUGUST 10, 1999. IN ALL EVENTS, THE RISK OF DELIVERY OF SUCH A PROXY REMAINS WITH THE STOCKHOLDER.


                                      Dated this ______ day of ___________, 1999

                                      __________________________________________

                                      __________________________________________
                                              Signature(s) of Stockholder

                                      Please sign exactly as your name appears on your stock certificate. When signing as executor, administrator, trustee or other representative, please give your full title. All joint owners should sign.

 PLEASE DATE, SIGN AND MAIL YOUR PROXY PROMPTLY. PLEASE DO NOT FOLD THIS PROXY.

                                VERITAS DGC INC.

      PROXY SOLICITATION BY THE BOARD OF DIRECTORS FOR SPECIAL MEETING OF

                 STOCKHOLDERS TO BE HELD ON SEPTEMBER 21, 1999


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned hereby appoints DAVID B. ROBSON, STEPHEN J. LUDLOW, TIMOTHY
L. WELLS, ANTHONY TRIPODO, RENE VANDENBRAND and LARRY L. WORDEN, or any of them, attorneys and proxies, with power of substitution and revocation, to vote, as designated on the reverse side, all shares of stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Special Meeting (including all adjournments thereof) of Stockholders of Veritas DGC Inc. to be held on Tuesday, September 21, 1999 at 10:00 a.m. at the offices of the Company, 3701 Kirby Drive, Houston, Texas 77098.


         (THIS PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE)

                            S FOLD AND DETACH HERE S

Item 1 -- Proposal FOR amendment of the          Item 2 -- As such proxies, may in their
Restated Certificate of Incorporation.           discretion determine, upon such other
                                                 business (including procedural and other
                                                 matters relating to the conduct of the
                                                 meeting) that may properly come before the
           FOR       AGAINST     ABSTAIN         meeting and any adjournment thereof.

           [ ]         [ ]         [ ]

This proxy when properly executed will be voted in the manner directed herein by the undersigned. In the absence of such instructions this proxy will be voted FOR
Item 1.

(Sign exactly as name(s) appears on your stock certificate. If shares are held jointly each holder should sign. If signing for estate, trust or corporation, title or capacity should be stated.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement furnished therewith.
Please date, sign and return this Proxy in the enclosed business envelope.

Dated: ------------------------- , 1999.

-------------------------------------------

-------------------------------------------

                             LETTER OF TRANSMITTAL
                          FOR HOLDERS OF COMMON SHARES

                                       OF

                         ENERTEC RESOURCE SERVICES INC.

                               The Depositary is:

                           CIBC MELLON TRUST COMPANY

               Toronto: Telephone: (416) 813-4600; (800) 387-0825
                           Facsimile: (416) 813-4646

                       Calgary: Telephone: (403) 232-2400
                           Facsimile: (403) 264-2100

    By Hand or By Courier:            By Registered Mail:          By Hand, By Courier or by
                                                                       Registered Mail:

     393 University Avenue               P.O. Box 1036                600 The Dome Tower
          Lower Level           Adelaide Street Postal Station       333 - 7th Avenue S.W.
       Toronto, Ontario                Toronto, Ontario                Calgary, Alberta
            M5G 2M7                         M5C 2K4                         T2P 2Z1

     This Letter of Transmittal together with the certificate(s) for Enertec Common Shares to be exchanged for Class A Exchangeable Shares Series 1 ("Series 1 Exchangeable Shares") should be delivered in person or sent by registered mail (which is recommended) to CIBC Mellon Trust Company (the "Depositary") at the addresses set forth above.

     Capitalized terms used in this Letter of Transmittal, unless otherwise defined, shall have the meaning ascribed to them in the Joint Management Information Circular and Proxy Statement of Veritas DGC Inc., Veritas Energy
Services Inc. and Enertec Resource Services Inc. dated                     ,
1999, a copy of which is enclosed.


----------------------------------------------------------------------------------------------------
                              DESCRIPTION OF ENERTEC COMMON SHARES TRANSMITTED
                (IF SPACE IS INSUFFICIENT, PLEASE ATTACH A SIGNED LIST (SEE INSTRUCTION 3))
----------------------------------------------------------------------------------------------------
         NAME(S) AND ADDRESS(ES) OF
            REGISTERED HOLDER(S)                   CERTIFICATE NUMBER(S)            NUMBER OF SHARES
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------


To: Enertec Resource Services Inc., c/o CIBC Mellon Trust Company

     The undersigned hereby represents that the undersigned is the owner of the Enertec Common Shares represented by the certificate(s) described above and has good title to those shares free and clear of all liens, charges, encumbrances and adverse interests. The certificate(s) described above are enclosed. The undersigned transmits the certificate(s) described above representing Enertec Common Shares to be dealt with in accordance with this Letter of Transmittal. The undersigned acknowledges that each Enertec Common Share will, provided that the Arrangement and the Transaction are completed, be exchanged for 0.345 of a Series 1 Exchangeable Share, subject to cash payment in lieu of the issuance of fractional Series 1 Exchangeable Shares. It is understood that upon (i) receipt of this Letter of Transmittal and the certificate(s) described above, and (ii) completion of the Arrangement and the Transaction, the Depositary will, as soon as practicable, send to each registered holder certificates for the number of Series 1 Exchangeable Shares to which the registered holder is entitled, together with a cheque in the amount, if any, payable in lieu of fractional Series 1 Exchangeable Shares, all on the basis described in the Joint Proxy Statement.

     Unless otherwise indicated in this Letter of Transmittal under "Special Registration Instructions", the undersigned requests that the Depositary issue the certificates for Series 1 Exchangeable Shares (and cheque, if applicable) in the name(s) of the registered holder(s) appearing above under "Description of Enertec Common Shares Transmitted". Similarly, unless otherwise indicated under "Special Delivery Instructions", the undersigned requests that the Depositary mail the certificates for Series 1 Exchangeable Shares (and cheque, if applicable) by first class mail to the undersigned at the address appearing above under "Description of Enertec Common Shares Transmitted". If no address is specified, the undersigned acknowledges that the Depositary will forward the certificates (and cheque, if applicable) to the address of the holder as shown on the share register maintained by Enertec.

     Holders of Enertec Common Shares shall be entitled to make an income tax election pursuant to section 85 of the Income Tax Act (Canada) with respect to the transfer of their Enertec Common Shares to VESI by providing two signed copies of the necessary election forms to VESI within 90 days following the Effective Date, duly completed with the details of the number of shares transferred and the applicable agreed amounts for the purposes of such elections. Thereafter, subject to the election forms complying with the provisions of the Income Tax Act (Canada), the forms will be signed by VESI and returned to such holders of Enertec Common Shares within 180 days of the Effective Date for filing with Revenue Canada. THE FORMS NECESSARY TO MAKE SUCH AN ELECTION ARE AVAILABLE FROM REVENUE CANADA.

     VESI WILL NOT BE RESPONSIBLE FOR THE PAYMENT OF ANY LATE FILING PENALTY THAT DOES NOT RESULT FROM A FAILURE ON THE PART OF VESI. ACCORDINGLY, VESI WILL NOT BE RESPONSIBLE OR LIABLE FOR TAXES, INTEREST, PENALTIES, DAMAGES OR EXPENSES RESULTING FROM THE FAILURE BY ANYONE TO PROPERLY COMPLETE ANY JOINT TAX ELECTION FORM OR TO PROPERLY FILE SUCH FORM WITHIN THE TIME PRESCRIBED AND IN THE FORM PRESCRIBED UNDER THE INCOME TAX ACT (CANADA) OR THE CORRESPONDING PROVISIONS OF ANY APPLICABLE PROVINCIAL LEGISLATION.

                                  INSTRUCTIONS

SHAREHOLDER SIGNATURE(S)                                           ----------------------------
(This box must be signed by registered holder(s) exactly as          (Signature(s) of Owner(s))
name(s) appear(s) on the Enertec Common Share                 --}
certificate(s) or by transferee(s) of original registered            Name:---------------------
holder(s) authorized to become new registered holder(s) by                 (please print)
certificates and documents transmitted with this Letter of
Transmittal. See Instruction 4 below. If the signature is            Capacity (Title):---------
by a trustee, executor, administrator, guardian,
attorney-in-fact, agent, officer of a corporation or any             Address:------------------
other person acting in a fiduciary or representative
capacity, please provide the following information. See              Telephone:----------------
Instruction 4.
GUARANTEE OF SIGNATURE(S)                                          ----------------------------

Authorized Signature on behalf of Eligible Institution. See   --}    Name:---------------------
Instructions 1 and 4.                                                      (please print)

                                                                     Name of Firm:-------------

                                                                     Address:------------------
SPECIAL REGISTRATION INSTRUCTIONS
                                                                     Telephone:----------------
To be completed ONLY if the certificates for Series 1         --}
Exchangeable Shares (and cheque, if applicable) are to be            Dated:--------------------
issued in the name of someone other than the person(s)
indicated above under "Shareholder Signature(s)". See              ----------------------------
Instruction 5.
SPECIAL DELIVERY INSTRUCTIONS                                        [ ] Issue certificates
To be completed ONLY if the certificates for Series 1         --}        (and cheque, if
Exchangeable Shares are to be sent to someone other than                 applicable) to:
the undersigned or to the undersigned at an address other
than that appearing above under "Description of Enertec              Name:---------------------
Common Shares Transmitted" or are to be held by the                        (Please Print)
Depositary for pick-up by the shareholder(s) or any person
designated by the shareholder(s) in writing. See                     Address:------------------
Instruction 5.
                                                                   ----------------------------

                                                                     [ ] Mail certificates (and
                                                                         cheque, if applicable)
                                                                         to:

                                                                     Name:---------------------
                                                                           (Please Print)

                                                                     Address:------------------


                                                                     [ ] Hold certificates for
                                                                         pick-up at offices
                                                                         of Depositary.
                                                                   ----------------------------

1.   GUARANTEE OF SIGNATURES

     The signature guarantee on this Letter of Transmittal is not required if
(1) this Letter of Transmittal is signed by the registered holder of the Enertec Common Shares transmitted by this Letter of Transmittal, unless the holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Registration Instructions"; or (2) the Enertec Common Shares are transmitted for the account of a Canadian chartered bank or trust company, or by any another commercial bank or trust company having an office or correspondent in Toronto or Calgary, or by a member of a recognized stock exchange in Canada, or the Investment Dealers' Association of Canada (collectively, the "Eligible Institutions"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See also Instruction 4.

2.   DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES

     This Letter of Transmittal is to be completed by holders of certificates representing Enertec Common Shares to be submitted with this Letter of Transmittal. Certificates of all physically delivered Enertec Common Shares, as well as a properly completed and duly executed Letter of Transmittal in the appropriate form, should be received by the Depositary at the addresses set forth above. The method of delivery of certificates representing Enertec Common Shares is at the option and risk of the person transmitting the certificates. Enertec recommends that these documents be delivered by hand to the depositary and a receipt be obtained for the documents or, if mailed, that registered mail, properly insured, be insured with an acknowledgment of receipt requested.

3.   INADEQUATE SPACE

     If the space provided in this Letter of Transmittal is inadequate, the certificate number(s) or the number of Enertec Common Shares should be listed on a separate signed list attached to this Letter of Transmittal.

4.   SIGNATURES ON LETTER OF TRANSMITTAL, POWERS AND ENDORSEMENTS

     If this Letter of Transmittal is signed by the registered holder(s) of the Enertec Common Shares transmitted by this Letter of Transmittal, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If any of the Enertec Common Shares transmitted by this Letter of Transmittal are held of record by two or more joint owners, all the owners must sign this Letter of Transmittal. If any transmitted Enertec Common Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations or certificates. If this Letter of Transmittal or any certificates or powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, those persons should so indicate when signing, and proper evidence satisfactory to the Depositary of their authority to act should be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Enertec Common Shares evidenced by certificates listed and submitted with this Letter of Transmittal, no endorsements of certificates or separate powers are required unless certificates for Series 1 Exchangeable Shares are to be issued to a person other than the registered holder(s). Signatures on those certificates or powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Enertec Common Shares evidenced by certificates listed and submitted by this Letter of Transmittal, the certificates must be endorsed or accompanied by appropriate share transfer or stock transfer powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificates. Signatures on the certificates or powers must be guaranteed by an Eligible Institution.

5.   SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS

     If the certificates for Series 1 Exchangeable Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates are to be sent to someone other than the person signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

6.   LOST CERTIFICATES

     Shareholders who have lost the certificate(s) representing Enertec Common Shares should immediately contact Montreal Trust Company of Canada at 600 Western Gas Tower, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8, telephone:
(403) 267-6555 or 151 Front Street West, 8th Floor, Toronto, Ontario, M5J 2N1, telephone: (416) 981-9596.

7.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

     Questions and requests for assistance may be directed to the Depositary and additional copies of this Letter of Transmittal may be obtained without charge on request from the Depositary at the telephone numbers and addresses set forth in this Letter of Transmittal. Shareholders may also contact their local broker, dealer, commercial bank, Canadian chartered bank, trust company or other nominee for assistance.